Wachovia Prime Cash Management Fund

Wachovia Tax-Free Money Market Fund

Wachovia U.S. Treasury Money Market Fund

Institutional Shares

Annual Report
November 30, 2001

[Logo of Wachovia]


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President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of The Wachovia Money Market Funds--Institutional Shares, for the 12-month fiscal year period from December 1, 2000 through November 30, 2001. This report includes a list of each fund's holdings and complete financial information.

Each Wachovia Money Market Fund continued to provide investors with daily income on their accessible cash, while maintaining a stable $1.00 share value.* The fund-by-fund highlights are as follows:

WACHOVIA PRIME CASH MANAGEMENT FUND
The fund's portfolio of high quality money market securities provided shareholders with dividends totaling $0.04 per share for a total return of 4.58%,** while maintaining a stable share value of $1.00. The fund's net assets totaled $2.3 billion at the end of the reporting period.

WACHOVIA TAX-FREE MONEY MARKET FUND
The fund's portfolio of tax-free money market securities period were diversified among municipalities across the U.S.*** The fund provided shareholders with federally tax-free dividends totaling $0.03 per share for a total return of 2.80%,** while maintaining a stable share value of $1.00. The fund's net assets totaled $513.9 million at the end of the reporting period.

WACHOVIA U. S. TREASURY MONEY MARKET FUND
The fund's portfolio of U.S. Treasury money market securities paid dividends of $0.04 per share for a total return of 4.20%,** while maintaining a stable share value of $1.00. The funds net assets totaled $647.6 million at the end of the reporting period.

Thank you for choosing a Wachovia Money Market Fund to keep your cash working for you--every day. As we begin 2002, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the funds' current earnings. *** Income may be subject to the federal alternative minimum tax and state and local taxes.

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Wachovia Prime Cash Management Fund
Portfolio of Investments

November 30, 2001



Principal
Amount
Value

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(1) Bank Notes--1.1%
$ 25,000,000   Bank of America, N.A., 3.680%, 1/10/2002    $ 25,000,000

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(1) Certificates of Deposit--21.9%
  25,000,000   Abbey National Bank PLC, London, 1.920%, 6/4/2002      25,001,272
  25,000,000   Bank of America, Toronto, 3.450%, 12/6/2001      25,000,034
  25,000,000   Bayerische Landesbank-NY, 1.960%, 1/15/2002      25,000,311
  25,000,000   Citibank N.A., New York, 2.490%, 1/2/2002      25,000,000
  25,000,000   Deutsche Bank AG, 3.380%, 12/20/2001      25,000,000
  50,000,000   Dexia Bank, New York, 2.295%-3.400%, 12/4/2001      50,000,083
  65,000,000   Dresdner Bank AG-London, 2.300%-3.990%, 3/1/2002-4/4/2002
               65,005,970
  10,000,000   Marshall & Ilsley Corp., 3.740%, 3/20/2002      10,000,294
  50,000,000   Societe Generale, 2.330%-3.230%, 12/11/2001-1/8/2002  49,984,081
  25,000,000   SouthTrust Bank National Association, 2.000%, 6/5/2002 25,001,278
  25,000,000   SouthTrust Bank, 3.630%, 1/22/2002      25,000,355
  5,000,000   Toronto Dominion Bank, Inc., 6.230%, 12/6/2001      5,000,000
  50,000,000   UBS AG, 2.395%-2.490%, 12/4/2001-12/10/2001      50,000,342
  25,000,000   Westdeutsche Landesbank Girozentrale, 2.270%, 2/27/2002
               25,000,000
  75,000,000   Wilmington Trust Corp., 2.030%-3.740%, 12/03/2001-4/3/2002
               75,001,203

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    Total Certificates of Deposit         504,995,223

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(1) Commercial Paper--48.7%
    Consumer Cyclicals--1.1%
  25,000,000   Gannett Co., Inc., 2.050%, 12/10/2001      24,987,188

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    Finance--40.8%

  85,000,000   American Express Credit Corp., 1.950%-2.290%,
               12/11/2001-5/29/2002      84,612,097
  25,000,000   American General Finance Corp., 2.370%, 1/2/2002      24,947,333
  25,000,000   Barclays US Funding Corp., (Guaranteed by Barclays Bank PLC),
               2.480%, 12/27/2001      24,955,222
  50,000,000   Barton Capital Corp., 1.960%-1.980%, 1/7/2002-1/9/2002 49,896,014
  75,000,000   CIT Group, Inc., 2.240%-3.370%, 12/5/2001-3/5/2002     74,770,945
  50,000,000   Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG,
               Frankfurt), 2.020%-2.250%, 1/24/2002-2/27/2002     49,876,928

  75,000,000   Credit Suisse First Boston Inc., 3.250%-3.400%,
               1/8/2002-2/21/2002      74,627,528
  52,641,000   Delaware Funding Corp., 2.020%-2.040%, 12/14/2001-3/28/2002
               52,441,120


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Wachovia Prime Cash Management Fund

Principal
Amount        Value

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(1) Commercial Paper--continued
    Finance--continued

$ 25,000,000   Deutsche Bank Financial, Inc., (Guaranteed by Deutsche Bank AG),
                3.390%, 12/19/2001    $ 24,957,625
  20,000,000   Dresdner US Finance Inc., (Dresdner Bank AG, Frankfurt Support
               Agreement), 2.100%, 12/3/2001      19,997,667
  10,000,000   Edison Asset Securitization LLC, 2.050%, 12/18/2001    9,990,319
  25,000,000   GE Capital International Funding, Inc., (Guaranteed by General
               Electric Capital Corp.), 2.460%, 3/27/2002  24,801,833

  20,000,000   Goldman Sachs Group, Inc., 2.250%, 1/15/2002      19,943,750
  60,000,000   Household Finance Corp., 2.070%-2.280%, 1/24/2002-5/29/2002
               59,519,900
  60,000,000   J.P. Morgan & Co., Inc., 2.000%-3.330%, 12/4/2001-1/29/2002
               59,908,343
  25,000,000   National Rural Utilities Cooperative Finance Corp., 2.050%,
               12/6/2001      24,992,882
  60,000,000   Prudential Funding Corp., 2.050%-3.330%,  12/12/2001-12/19/2001
               59,932,563
  25,000,000   Rabobank Nederland, Utrecht, 3.430%, 1/9/2002      25,000,268
  75,000,000   Transamerica Finance Corp., 2.410%-3.400%, 1/3/2002-2/13/2002
               74,696,993
  25,000,000   Verizon Global Funding, 2.470%, 2/28/2002      24,847,340
  50,000,000   Volkswagen of America, Inc., 2.450%-2.480%, 12/27/2001
               49,910,986
  25,000,000   Wells Fargo & Co., 2.280%, 12/5/2001      24,993,667

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    Total      939,621,323

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    Finance--Commercial--2.2%

  25,000,000   General Electric Capital Corp., 3.390%, 3/6/2002      24,776,354
  25,000,000   General Electric Capital Services, 3.380%, 12/13/2001
               24,971,833

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    Total      49,748,187

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    Health Care--0.8%
  19,000,000   Glaxo Wellcome Inc., 2.260%, 1/17/2002      18,943,940

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    Industrial Services--3.8%
  67,000,000   Rio Tinto America, Inc., 1.980%-2.320%, 12/3/2001-2/28/2002
               66,831,982
  20,000,000   Rio Tinto Ltd., 2.250%, 1/22/2002      19,935,000

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    Total      86,766,982

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    Total Commercial Paper      1,120,067,620

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Corporate Bonds--1.1%
    Finance--1.1%

  25,000,000   State Street Bank and Trust Co., 2.260%, 12/3/2001    25,000,014

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Wachovia Prime Cash Management Fund
  Principal

Amount or
Shares        Value

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Government Agencies--1.8%
$ 24,578,000    Federal Home Loan Bank, 1.900%, 12/3/2001    $       24,575,406
  17,800,000    Federal National Mortgage Association, 5.375%, 3/15/2002
                17,885,821

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         Total Government Agencies       42,461,227

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(2) Notes--Variable--2.8%
    Finance--2.8%

  13,600,000    Chase Manhattan Corp., 2.380%, 12/6/2001       13,616,025
  25,000,000    Merrill Lynch & Co., Inc., 2.490%, 6/11/2001       25,000,000
  25,000,000

   National Rural Utilities Cooperative Finance Corp., (Medium
Term Note), 2.258%, 12/3/2001       25,000,000

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         Total Notes--Variable       63,616,025

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Open-End Investment Companies--7.6%
  37,654,778    Aim Liquid Assets Portfolio       37,654,778
  44,881,562    Dreyfus Cash Management       44,881,562
  54,072,096    Federated Prime Obligations Fund       54,072,096
  39,201,622    Financial Square Prime Holdings Fund       39,201,622

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         Total Open-End Investment Companies          175,810,058

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(3) Repurchase Agreements--13.5%
$ 52,500,000

   Credit Suisse First Boston Corp., 2.150%, dated 11/30/2001, due

12/3/2001       52,500,000
  60,000,000

   Deutsche Bank Financial, Inc., 2.130%, dated 11/30/2001, due

12/3/2001       60,000,000
  40,000,000

   Goldman Sachs Group, LP, 2.150%, dated 11/30/2001, due

12/3/2001       40,000,000
  60,000,000    J.P Morgan & Co., Inc., 2.110%, dated 11/30/2001, due 12/3/2001
                60,000,000
  40,000,000

   Merrill Lynch, Pierce, Fenner and Smith, 2.140%, dated
11/30/2001, due 12/3/2001       40,000,000
  57,500,000

   Morgan Stanley Group, Inc., 2.125%, dated 11/30/2001, due

12/3/2001       57,500,000

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         Total Repurchase Agreements       310,000,000

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Wachovia Prime Cash Management Fund
Principal
Amount        Value

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U.S. Treasury--1.5%
$ 35,000,000    United States Treasury Bills, 1.870%, 12/13/2001    $34,978,183

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         Total Investments, at Amortized Cost and Value (4)    $ 2,301,928,350

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     (1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

     (2) Current rate and next reset date shown.

     (3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

     (4) Also represents cost for federal tax purposes.


     Note: The categories of investments are shown as a percentage of net assets ($2,301,135,421) at November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

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Wachovia Prime Cash Management Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Investments in repurchase agreements    $ 310,000,000
Investments in securities, at amortized cost and value      1,991,928,350

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Total investments in securities, at amortized cost and value     $ 2,301,928,350
Cash           288
Income receivable           4,471,194

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Total assets           2,306,399,832
Liabilities:
Income distribution payable      4,911,246
Payable to adviser      194,527
Other accrued expenses      158,638

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Total liabilities           5,264,411

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Net assets for 2,301,135,421 shares outstanding         $ 2,301,135,421

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Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,301,135,421 / 2,301,135,421 shares outstanding         $ 1.00

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(See Notes which are an integral part of the Financial Statements)

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Wachovia Prime Cash Management Fund
Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest           $88,127,034
Expenses:
Investment adviser fee     $5,657,930
Administrative personnel and services fee     942,988
Custodian fees     226,098
Transfer and dividend disbursing agent fees and expenses     2,213
Directors'/Trustees' fees     35,797
Auditing fees     14,939
Legal fees     6,592
Portfolio accounting fees     2,213
Share registration costs     38,071
Printing and postage     10,138
Insurance premiums     5,938
Miscellaneous     11,726

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          Total expenses     6,954,643
Waiver:
          Waiver of investment adviser fee     (3,559,886 )

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              Net expenses           3,394,757

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                   Net investment income           $84,732,277

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(See Notes which are an integral part of the Financial Statements)

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Wachovia Prime Cash Management Fund
Statement of Changes in Net Assets

    Year Ended November 30,
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    2001    2000

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Increase (Decrease) in Net Assets
Operations--

Net investment income     $        84,732,277      $        96,677,079

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Distributions to Shareholders--
Distributions from net investment income       (84,732,277 )       (96,677,079 )

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Share Transactions--
Proceeds from sale of shares       4,319,446,016        4,145,126,464
Net asset value of shares issued to shareholders in payment
of distributions declared       327,884       --
Cost of shares redeemed       (3,770,912,704 )       (4,102,857,555 )

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Change in net assets resulting from share transactions  548,861,196   42,268,909

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                   Change in net assets       548,861,196        42,268,909
Net Assets--
Beginning of period       1,752,274,225        1,710,005,316

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End of period     $ 2,301,135,421      $ 1,752,274,225

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(See Notes which are an integral part of the Financial Statements)

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Wachovia Prime Cash Management Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

     Year Ended November 30,

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                            2001      2000      1999      1998      1997


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Net Asset Value,
 Beginning of Period      $1.00        $1.00      $1.00       $1.00       $1.00
Income From Investment Operations
Net investment income      0.04        0.06        0.05        0.05        0.05
Less Distributions:
Distributions from net
   investment income      (0.04 )     (0.06 )     (0.05 )      (0.05 )    (0.05)

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Net Asset Value, End of Period   $1.00     $1.00     $1.00     $1.00     $1.00

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Total Return (1)          4.58 %      6.35 %      5.05 %      5.54 %      5.55 %
Ratios to Average Net Assets:
Expenses      0.18 %      0.18 %      0.18 %      0.18 %      0.18 %
Net investment income     4.49 %      6.17 %      4.93 %      5.40 %      5.43 %
Expense waiver/
   reimbursement (2)      0.19 %      0.19 %      0.19 %      0.19 %      0.25 %
Supplemental Data
Net assets, end of period
    (000 omitted)    $ 2,301,135  $ 1,752,274 $ 1,710,005 $ 1,829,21 $ 1,450,195


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

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Wachovia Tax-Free Money Market Fund
Portfolio of Investments

November 30, 2001

  Principal
Amount          Value

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Short-Term Municipals--96.6%
    Alabama--10.6%
$    1,000,000

   Birmingham, AL (Series A), Weekly VRDNs (First Alabama Bank,
Memphis LOC)     $      1,000,000
  3,320,000

   Birmingham, AL, GO (Series 1992A), Weekly VRDNs (Regions
Bank, Alabama LOC)       3,320,000
  20,000,000    DCH Health Care Authority Weekly VRDNs       20,000,000
  10,700,000

   Daphne-Villa Mercy, AL Special Care Facilities, Refunding Revenue
Bonds Weekly VRDNs (SouthTrust Bank of Alabama, Birmingham LOC)       10,700,000
  7,700,000    Infirmary Health Systems, Inc. (Series A), Weekly VRDNs
     7,700,000
  11,200,000

   The Board of Trustees of the University of Alabama, University &
College Improvements (Series B), Weekly VRDNs       11,200,000
  340,000

   Tuscaloosa County, AL, Port Authority (Series 1989A), Weekly
VRDNs (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama,
Birmingham LOC)       340,000

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         Total       54,260,000

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    Arizona--2.2%

  11,100,000    Arizona School District, 3.25% TANs, 7/31/2002       11,150,357

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    Colorado--2.9%

  15,000,000    Arapahoe County, CO HFA Weekly VRDNs         15,000,000

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    Florida--5.7%
  9,700,000

   Alachua County, FL, Health Facilities Authority, Health Facilities Revenue Bonds (Series 1996B), Weekly VRDNs (Shands Teaching
Hospital and Clinics, Inc.)/(MBIA INS)/(SunTrust Bank, Central
Florida LIQ)       9,700,000
  2,680,000

   Eustis Health Facilities Authority, FL (Series 1985), Weekly VRDNs
(Waterman Medical Center)/(Banque Paribas COL)       2,680,000
  240,000    Florida HFA, Revenue Bonds Weekly VRDNs       240,000
  11,000,000

   Palm Beach County, FL, Refunding Revenue Bonds Weekly VRDNs
(AMBAC INS)       11,000,000
  500,000

   Polk County, FL, IDA, Refunding Revenue Bonds Monthly VRDNs
(Florida Convalescent Centers, Inc.)/(Toronto Dominion Bank

LOC)       500,000
  1,000,000

   Polk County, FL, IDA, Refunding Revenue Bonds Weekly VRDNs
(IMC Fertilizer, Inc.)/(Rabobank Nederland, Utrecht LOC)       1,000,000


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Wachovia Tax-Free Money Market Fund
  Principal

Amount        Value

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Short-Term Municipals--continued
    Florida--continued

$    4,200,000

   Southeast Volusia Hospital District, FL, Revenue Bonds (Series
1995), Weekly VRDNs (Bert Fish Medical Center (FL))/(SouthTrust
Bank of Alabama, Birmingham LOC)     $      4,200,000

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         Total         29,320,000

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    Georgia--4.7%
  8,600,000

   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1994B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)       8,600,000
  4,450,000

   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1995B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)       4,449,999
  7,400,000

   Gwinnett County, GA, Hospital Authority, Refunding Revenue
Bonds Weekly VRDNs       7,400,000

  2,800,000

   Lowndes County, GA, Residential Care Facilities for the Elderly
Authority Weekly VRDNs (South Georgia Health Alliance Project)       2,800,000
  770,000

   Macon-Bibb County, GA, Urban Development Authority, Refunding
Revenue Bonds (Series 1995), Weekly VRDNs (Macon Hotel
Investors)/(Bank One, Michigan LOC)       770,000
  300,000

   Monroe County, GA, Development Authority, Refunding Revenue
Bonds Weekly VRDNs (Forsyth Inns, Inc.)       300,000

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         Total       24,319,999

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    Idaho--1.0%

  5,000,000    Idaho State (GO UT), 3.75% Bonds, 6/28/2002       5,032,074

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    Illinois--13.4%

  11,500,000    Illinois Development Finance Authority Weekly VRDNs   11,500,000
  740,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Aurora Central Catholic High School)       740,000
  1,000,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Lake Forest Academy)/(Northern Trust Corp. LOC)       1,000,000
  1,155,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Little City Foundation)       1,155,000
  3,800,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Ignatius College)       3,800,000
  1,415,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Paul's House)/(Lasalle National Bank, Chicago LOC)       1,415,000


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Wachovia Tax-Free Money Market Fund
Principal
Amount          Value

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Short-Term Municipals--continued
    Illinois--continued

$    4,600,000

   Illinois Development Finance Authority, IDB, TV Association (Series
A), Weekly VRDNs (Chicago, IL Board of Education)     $      4,600,000
  6,500,000

   Illinois Development Finance Authority, IDB, Variable/Fixed Rate Demand Revenue Bonds (Series 1996), Weekly VRDNs (Chicago
Symphony Orchestra Project)/(Bank of America, IL LOC)       6,500,000
  5,900,000

   Illinois Development Finance Authority, PCR (Series 1994B),
Weekly VRDNs (Commonwealth Edison Co.)/(ABN AMRO Bank
N.V., Amsterdam LOC)       5,900,000
  5,600,000

   Illinois Educational Facilities Authority, Revenue Bonds Weekly
VRDNs (Field Museum of Natural History)       5,600,000
  9,000,000

   Illinois Health Facilities Authority, Refunding Revenue Bond (Series
B), Daily VRDNs       9,000,000
  16,900,000

   Illinois Health Facilities Authority, Refunding Revenue Bonds Daily
VRDNs       16,900,000
  1,000,000

   Orland Hills, IL, Multi-family Mortgage Revenue Bonds, Weekly
VRDNs (Lasalle National Corp. LOC)       1,000,000

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         Total         69,110,000

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    Iowa--1.6%

  8,000,000    Iowa School Corporations (Series A), 3.75% Bonds, 6/21/2002
       8,047,417

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    Kentucky--2.1%
  11,000,000

   Kentucky Association of Counties Advance Revenue, 3.50% TRANs,
6/28/2002       11,052,157

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    Louisiana--3.3%
  1,700,000

   Calcasieu Parish, LA, IDB, PCR Weekly VRDNs (Citgo Petroleum
Corp.)       1,700,000
  2,800,000

   Lake Charles, LA Harbor & Terminal District, Revenue Bonds
Weekly VRDNs (Citgo Petroleum Corp.)       2,800,000
  6,000,000    Louisiana PFA, 3.25% Bonds, 8/29/2002       6,019,504
  6,150,000    Louisiana State, Series A, 6.00% Bonds, 8/1/2002       6,285,263

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         Total       16,804,767

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    Massachusetts--0.3%
  1,000,000

   Commonwealth of Massachusetts (Series B), Weekly VRDNs
(Toronto Dominion Bank LOC)       1,000,000
  100,000

   Massachusetts HEFA (Series P-1), Weekly VRDNs (Partners
Healthcare Systems)/(FSA INS)       100,000


12

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Wachovia Tax-Free Money Market Fund
Principal Amount          Value

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Short-Term Municipals--continued
    Massachusetts--continued

$ 500,000   Massachusetts Municipal Wholesale Electric Co., Power Supply System
 Revenue Bonds (1994 Series C), Weekly VRDNs (Canadian
Imperial Bank of Commerce LOC)      $ 500,000

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    Total        1,600,000

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    Michigan--6.2%

  15,665,000   Detroit, MI Sewage Disposal System (Series B), Weekly VRDNs
               (MBIA LOC)        15,665,000
  4,400,000   Green Lake Township, MI, Refunding Revenue Bonds Weekly VRDNs
              (Lasalle National Corp. LOC)        4,400,000
  11,955,000   Michigan Strategic Fund (Series B Daily), VRDNs
               (Detroit Symphony Orchestra)        11,955,000

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    Total          32,020,000

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    Mississippi--0.4%

  2,340,000   Jackson County, MS, Weekly VRDNs (Chevron Corp. GTD)   2,340,000

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    Missouri--4.4%

  1,800,000   Kansas City, MO, IDA, IDRB, Weekly VRDNs (Mid-American Health
              Services)        1,800,000
  7,200,000   Missouri State HEFA, Revenue Bonds (Series C), Daily VRDNs
              (Washington University)/(Morgan Guaranty Trust Co., New York
               SA)        7,200,000
  13,900,000   Missouri State HEFA, Revenue Bonds (Series D), Daily VRDNs
              (Washington University)        13,900,000

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    Total        22,900,000

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    New York--1.5%
  6,000,000 Long Island Power Authority (Subseries 7A), Weekly VRDNs (Credit Suisse First Boston and MBIA LOCs) 6,000,000 100,000 New York City, NY (1994 E-2), Daily VRDNs (Morgan Guaranty Trust Co., New York LOC) 100,000 100,000 New York City, NY, GO UT Refunding Bonds (Subseries E-3), Daily VRDNs 100,000 1,555,000 New York State Energy Research & Development Authority, PCR Revenue Bonds (Series 1994 C), Daily VRDNs (New York State

Electric and Gas Corp.)/(Morgan Guaranty Trust Co., New York LOC)     1,555,000

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    Total        7,755,000

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13

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Wachovia Tax-Free Money Market Fund

Principal
Amount          Value

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Short-Term Municipals--continued
    North Carolina--1.7%

$    8,200,000

   Mecklenburg County, NC (Series E), Weekly VRDNs
(Bank of America NA LOC)     $      8,200,000
  200,000

   North Carolina Medical Care Commission, Revenue Bond Weekly
VRDNs (Catholic Health East)       200,000
  115,000

   North Carolina Medical Care Commission, Revenue Bonds (Series
A), Weekly VRDNs (Pooled Financing Program)       115,000

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         Total       8,515,000

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    Ohio--4.1%
  895,000

   Centerville, OH, Health Care Revenue Bonds Weekly VRDNs
(Bethany Lutheran Village)       895,000
  10,000,000

   Cuyahoga County, OH Hospital Authority (Series 1998B), Weekly
VRDNs (Cleveland Clinic)/(Chase Manhattan Bank, New York LIQ)       10,000,000
  10,000,000    Lorain County, OH (Series A), Weekly VRDNs       10,000,000

--------------------------------------------------------------------------------

         Total         20,895,000

--------------------------------------------------------------------------------

    Oregon--1.0%
  5,000,000

   Oregon State, Veteran's Welfare Bonds (Series 73F), Weekly VRDNs
(Morgan Guaranty Trust Co., New York LOC)       5,000,000

--------------------------------------------------------------------------------

    Pennsylvania--0.9%
  4,400,000

   Allegheny County, PA, IDA, Revenue Bonds (Series A), Weekly
VRDNs (United Jewish Federation of Greater Pittsburgh VRDB)/
(PNC Bank, NA LOC)       4,400,000

--------------------------------------------------------------------------------

    Tennessee--8.6%
  13,565,000

   Clarksville, TN, Public Building Authority, Adjustable Rate Pooled Financing Revenue Bonds (Series 1997), Weekly VRDNs (Tennessee
Municipal Bond Fund)/(Nationsbank, NA, Charlotte LOC)       13,565,000
  1,000,000

   Clarksville, TN, Public Building Authority, Public Improvement
Revenue Bonds Weekly VRDNs       1,000,000
  3,125,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs       3,125,000
  1,720,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs       1,720,000
  7,600,000

   Metropolitan Nashville TN Airport Authority (Series 1993), Weekly VRDNs (FGIC INS)/(Societe Generale, Paris LIQ)/(Societe Generale,
Paris LOC)       7,600,000


14

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

Principal
Amount        Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Tennessee--continued

$ 4,235,000  Metropolitan Nashville TN Airport Authority (Series A), 5.00% Bonds
  (FGIC LOC), 7/1/2002 $ 4,287,446 1,800,000 Montgomery Co, TN, Public Building Authority Weekly VRDNs 1,800,000 11,000,000 Shelby County, TN Health Education & Housing Facilities Board (Series 2000), 2.65% CP (Baptist Memorial

Hospital)/(Bank of America NA LOC), Mandatory Tender 1/17/2002      11,000,000

--------------------------------------------------------------------------------

    Total        44,097,446
    Texas--6.8%

  10,600,000   Lower Neches Valley, TX, Refunding Revenue Bonds, 2.40% TOBs
               (Chevron U.S.A., Inc.), Optional Tender 2/15/2002
10,600,000

  12,000,000   Northside, TX, Independent School District (Series A), 3.00% TOBs
              (Texas Permanent School Fund Guarantee Program
GTD)/(Dexia Credit Local LIQ), Mandatory Tender 8/1/2002      12,031,237
  12,000,000   Texas State (Series A), 3.75% TRANs, 8/29/2002      12,113,050

--------------------------------------------------------------------------------

    Total      34,744,287

--------------------------------------------------------------------------------

    Virginia--0.1%

  300,000 Roanoke, VA, IDA, Hospital Revenue Bonds (Series 1997B), Daily VRDNs (Carilion Health System Obligated Group)
300,000

--------------------------------------------------------------------------------

    Washington--0.2%

  1,000,000   Washington HEFA, Variable Rate Demand Revenue Bonds
             (Series 1997B), Daily VRDNs (Virginia Mason Medical Center)/(MBIA
INS)/(Credit Suisse First Boston LIQ)      1,000,000

--------------------------------------------------------------------------------

    Wisconsin--12.9%

  17,500,000 Wisconsin HEFA(Series A), Revenue Bonds Weekly VRDNs (Felician Health Care, Inc.)/(AMBAC INS) 17,500,000 5,000,000 Wisconsin HEFA, Revenue
  Bond Weekly VRDNs (University Wisconsin Medical Foundation) 5,000,000 11,200,000 Wisconsin HEFA, Revenue Bonds (Series 1994), Weekly VRDNs (Felician Health Care, Inc.)/(Lasalle Bank, NA LOC)

11,200,000

     7,320,000 Wisconsin State Health Facilities Authority, Revenue Bonds (Series A-2), Weekly VRDNs (Franciscan Health Care) 7,320,000

     8,495,000 Wisconsin State Health Facilities Authority, Revenue Bonds Weekly VRDNs (Franciscan Health Care)/(Toronto Dominion Bank LOC) 8,495,000


15

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

Principal
Amount

or Shares          Value

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Wisconsin--continued

$ 17,000,000

   Wisconsin State (Series A), 1.90% CP (Bank of Nova Scotia, Toronto and Commerzbank AG, Frankfurt LIQs), Mandatory Tender
2/7/2002     $    17,000,000

--------------------------------------------------------------------------------

         Total       66,515,000

--------------------------------------------------------------------------------

         Total Short-Term Municipals       496,178,504

--------------------------------------------------------------------------------

Open-End Investment Companies--3.3%
  500

   AIM Global Management Short Term Investments Money Market
Fund       500
  232,912    Dreyfus Tax Exempt Money Market Fund       232,912
  11,839,160    Federated Tax-Free Obligations Fund       11,839,160
  5,000,793    Fidelity Tax Exempt Money Market Fund       5,000,793

--------------------------------------------------------------------------------

         Total Open-End Investment Companies       17,073,365

--------------------------------------------------------------------------------

         Total Investments, at Amortized Cost and Value (1)       $513,251,869

--------------------------------------------------------------------------------



(1)   Also represents cost for federal tax purposes.

     Note: The categories of investments are shown as a percentage of net assets ($513,912,699) at November 30, 2001.

The following acronyms are used throughout this portfolio: AMBAC--American Municipal Bond Assurance INS--Insured Corporation LIQ(s)--Liquidity Agreement(s) COL--Collateralized LOC(s)--Letter(s) of Credit CP--Commercial Paper
MBIA--Municipal  Bond Investors  Assurance  FGIC--Financial  Guaranty  Insurance
Company PCR--Pollution Control Revenue FSA--Financial Security Assurance PFA--Public Facility Authority GO--General Obligation SA--Support Agreement
GTD--Guaranteed TANs--Tax Anticipation Notes HEFA--Health and Education Facilities Authority TOBs--Tender Option Bonds HFA--Housing Finance Authority TRANs--Tax and Revenue Anticipation Notes IDA--Industrial Development Authority UT--Unlimited Tax IDB--Industrial Development Bond VRDB--Variable Rate Demand Bond

IDRB--Industrial Development Revenue Bond     VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

16

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value      $ 513,251,869
Cash             379
Income receivable             1,834,394

--------------------------------------------------------------------------------

          Total assets             515,086,642
Liabilities:
Income distribution payable     $ 959,864
Payable to adviser       83,970
Other accrued expenses       130,109

--------------------------------------------------------------------------------

          Total liabilities             1,173,943

--------------------------------------------------------------------------------

Net assets for 513,912,699 shares outstanding           $ 513,912,699

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$302,664,511 / 302,664,511 shares outstanding           $                  1.00

--------------------------------------------------------------------------------

Investment Shares:
$211,248,188 / 211,248,188 shares outstanding           $                  1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest             $ 16,737,400
Expenses:
Investment adviser fee     $ 2,744,317
Administrative personnel and services fee       398,710
Custodian fees       92,299
Transfer and dividend disbursing agent fees and expenses       3,072
Directors'/Trustees' fees       8,764
Auditing fees       9,936
Legal fees       4,507
Portfolio accounting fees       671
Distribution services fee--Investment Shares       890,219
Share registration costs       23,507
Printing and postage       11,358
Insurance premiums       2,048
Miscellaneous       2,373

--------------------------------------------------------------------------------

          Total expenses       4,191,781
Waiver:
          Waiver of investment adviser fee       (1,984,212 )

--------------------------------------------------------------------------------

              Net expenses               2,207,569

--------------------------------------------------------------------------------

                   Net investment income               $14,529,831

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

18

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Changes in Net Assets

    Year Ended November 30,

--------------------------------------------------------------------------------

    2001     2000

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income     $    14,529,831      $    15,654,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders--
Distributions from net investment income
Institutional Shares       (9,182,302 )       (9,739,551 )
Investment Shares       (5,347,529 )       (5,914,773 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Change in net assets resulting from distributions to
          shareholders       (14,529,831 )       (15,654,324 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares       785,150,470        703,231,616
Net asset value of shares issued to shareholders in payment of
distributions declared       948,837        993,423
Cost of shares redeemed       (757,936,761 )       (588,377,810 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Change in net assets resulting from share transactions 28,162,546  115,847,229

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Change in net assets       28,162,546        115,847,229
Net Assets--
Beginning of period       485,750,153        369,902,924

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period       $513,912,699        $485,750,153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

19

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

      Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00     $  1.00   $  1.00
Income From Investment Operations
Net investment income      0.03        0.04        0.03        0.03        0.03
Less Distributions
Distributions from net
 investment income      (0.03 )      (0.04 )      (0.03 )     (0.03 )     (0.03)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of

 Period      $  1.00        $  1.00        $  1.00        $  1.00        $  1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      2.80 %          3.89 %      2.99 %      3.29 %      3.41 %
Ratios to Average Net Assets:
Expenses      0.24 %      0.24 %      0.24 %      0.24 %      0.24 %
Net investment income      2.81 %     3.79 %      2.95 %      3.24 %      3.34 %
Expense waiver/
 reimbursement (2)      0.36 %       0.38 %      0.39 %      0.42 %      0.45 %
Supplemental Data
Net assets, end of
 period
(000 omitted)     $302,665  $293,860     $225,466       $275,323       $182,473


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
Amount

or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Obligations--40.3%
   U.S. Treasury Bills--24.6%
$160,000,000    1.890%-3.305%, 12/6/2001-4/4/2002     $159,587,304

--------------------------------------------------------------------------------

   U.S. Treasury Notes--15.7%
100,000,000    5.750%-6.500%, 2/28/2002-11/30/2002     101,639,044

--------------------------------------------------------------------------------

        Total U.S. Government Obligations     261,226,348

--------------------------------------------------------------------------------

(1) Repurchase Agreements--52.5%
90,000,000

   Credit Suisse First Boston Inc., 2.120%, dated 11/30/2001, due

12/3/2001     90,000,000
20,000,000

   Deutsche Bank Financial, Inc., 2.100%, dated 11/30/2001, due

12/3/2001     20,000,000
25,000,000

   Goldman Sachs Group, LP, 2.110%, dated 11/30/2001, due

12/3/2001     25,000,000
85,000,000

   J.P Morgan Tri Party Repo, 2.080%, dated 11/30/2001, due

12/3/2001     85,000,000
25,000,000

   Merrill Lynch, Pierce, Fenner and Smith, 2.120%, dated
11/30/2001, due 12/3/2001     25,000,000
95,000,000

   Morgan Stanley Group, Inc., 2.050%, dated 11/30/2001, due

12/3/2001     95,000,000

--------------------------------------------------------------------------------

        Total Repurchase Agreements     340,000,000

--------------------------------------------------------------------------------

Open-End Investment Companies--7.3%
23,268,910    Federated Treasury Obligations Fund     23,268,910
23,626,712    Financial Square Treasury Obligation Fund     23,626,712

--------------------------------------------------------------------------------

        Total Open-End Investment Companies     46,895,622

--------------------------------------------------------------------------------

        Total Investments, at Amortized Cost and Value (2)     $648,121,970

--------------------------------------------------------------------------------



     (1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

     (2) Also represents cost for federal tax purposes.


     Note: The categories of investments are shown as a percentage of net assets ($647,597,685) at November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

21

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Investments in repurchase agreements    $ 340,000,000
Investments in securities      308,121,970

--------------------------------------------------------------------------------

Total investments in securities, at amortized cost and value      $ 648,121,970
Cash           404
Income receivable           502,580
Receivable for shares sold           326,216

--------------------------------------------------------------------------------

Total assets           648,951,170
Liabilities:
Payable for shares redeemed      8,364
Income distribution payable      1,112,497
Payable to adviser      63,113
Other accrued expenses      169,511

--------------------------------------------------------------------------------

Total liabilities           1,353,485

--------------------------------------------------------------------------------

Net assets for 647,597,685 shares outstanding         $ 647,597,685

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$462,881,493 / 462,881,493 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$184,716,192 / 184,716,192 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

22

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $30,044,502
Expenses:
Investment adviser fee     $3,443,805
Administrative personnel and services fee     500,173
Custodian fees     106,389
Transfer and dividend disbursing agent fees and expenses     14,796
Directors'/Trustees' fees     12,514
Auditing fees     14,522
Legal fees     4,643
Portfolio accounting fees     2,587
Distribution services fee--Investment Shares     769,409
Share registration costs     38,572
Printing and postage     49,982
Insurance premiums     2,251
Miscellaneous     13,870

--------------------------------------------------------------------------------

          Total expenses     4,973,513
Waiver:
          Waiver of investment adviser fee     (2,550,992 )

--------------------------------------------------------------------------------

              Net expenses           2,422,521

--------------------------------------------------------------------------------

                   Net investment income           $27,621,981

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

23

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 27,621,981      $ 36,669,534

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders--
Distributions from net investment income
Institutional Shares      (20,415,200 )      (25,355,348 )
Investment Shares      (7,206,781 )      (11,314,186 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
     (27,621,981 )      (36,669,534 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares      1,629,169,720        1,468,590,551
Net asset value of shares issued to shareholders in payment of distributions
 declared      2,486,619        2,954,316
Cost of shares redeemed      (1,670,146,117 )      (1,442,236,831 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions
(38,489,778 )      29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      (38,489,778 )      29,308,036
Net Assets--
Beginning of period      686,087,463        656,779,427

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 647,597,685      $ 686,087,463

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

24

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, Beginning of Perio
                       $1.00        $1.00        $1.00        $1.00        $1.00
Income From Investment Operations:
Net investment income
                            0.04        0.06        0.05        0.05        0.05
Less Distributions
Distributions from net investment income
                     (0.04 )      (0.06 )      (0.05 )      (0.05 )      (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period   $1.00        $1.00     $1.00    $1.00     $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)          4.20 %      5.94 %      4.77 %      5.25 %      5.31 %
Ratios to Average Net Assets:
Expenses      0.24 %      0.24 %      0.24 %      0.24 %      0.24 %
Net investment income     4.11 %      5.72 %      4.65 %      5.15 %      5.20 %
Expense waiver/reimbursement (2
                    )     0.37 %      0.37 %      0.38 %      0.40 %      0.41 %
Supplemental Data
Net assets, end of period
 (000 omitted)     $462,881     $495,565     $448,758     $466,538     $510,323


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

25

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds
Combined Notes to Financial Statements

November 30, 2001


1. Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of eighteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

Portfolio     Investment Objective

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Prime Cash Management Fund

     ("Prime Cash Fund") To provide current income consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund

     ("Tax-Free Fund") To provide current income exempt from federal regular income tax consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund

     ("U.S. Treasury Fund")     To provide current income consistent with
stability of principal and liquidity.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The  Funds,   except  for  Prime  Cash  Fund,   offer  two  classes  of  shares:
Institutional  Shares  and  Investment  Shares.  Prime  Cash  Fund  only  offers
Institutional Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATION--The Funds use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code,

26

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds

as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

27

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds

3. Shares Of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

   Prime Cash Fund

--------------------------------------------------------------------------------
   Tax-Free Fund

--------------------------------------------------------------------------------
   U.S. Treasury Fund

--------------------------------------------------------------------------------

   Year Ended November 30,    Year Ended November 30,    Year Ended November 30,
     2001

--------------------------------------------------------------------------------
   2000

--------------------------------------------------------------------------------
   2001

--------------------------------------------------------------------------------
   2000

--------------------------------------------------------------------------------
   2001

--------------------------------------------------------------------------------
   2000

--------------------------------------------------------------------------------

Institutional Shares

--------------------------------------------------------------------------------

Shares sold    4,319,446,016     4,145,126,464     424,819,873     344,564,02
     1,332,264,106     1,075,430,476
Shares issued to
shareholders in payment of
distributions declared    327,884    --    --    --     230,358    --
Shares redeemed    (3,770,912,704 )    (4,102,857,555 )    (416,015,729 )
    (276,170,083 )    (1,365,177,676 )    (1,028,624,212 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Net change resulting
       from Institutional

       Shares transactions    548,861,196     42,268,909     8,804,144
 68,393,937     (32,683,212 )    46,806,264

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Shares

--------------------------------------------------------------------------------

Shares sold   --    --     360,330,597     358,667,596
  296,905,614     393,160,075
Shares issued to
shareholders in payment of
distributions declared   --    --     948,837     993,423
2,256,261     2,954,316
Shares redeemed   --    --     (341,921,032 )    (312,207,727 )
   (304,968,441 )    (413,612,619 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Net change resulting
       from Investment

       Shares transactions   --    --     19,358,402     47,453,292
 (5,806,566 )    (17,498,228 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Net change resulting
       from share

       transactions    548,861,196     42,268,909     28,162,546     115,847,229
     (38,489,778 )    29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



28

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds

4. Investment Adviser Fee And Other Transactions With Affiliates


     INVESTMENT ADVISER FEE--Wachovia Fund Advisers, a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser), receives for its services an annual investment adviser fee based on each Fund's average daily net
assets.                                                                     Fund
--------------------------------------------------------------------------------
Annual rate

--------------------------------------------------------------------------------

Prime Cash Fund    0.30%
Tax-Free Fund    0.50%
U.S.Treasury Fund    0.50%


As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion anytime after January 31, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Prime Cash Fund) and The Wachovia Municipal Funds for the period. FServ's fee with respect to Prime Cash Fund is based upon its average net assets. FServ may voluntarily waive a portion of its fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, each Fund (excluding Prime Cash Fund) will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

29

--------------------------------------------------------------------------------



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Wachovia Money Market Funds

5. Subsequent Event

Wachovia Corporation, the ultimate corporate parent of the investment adviser for the Wachovia Fund Family (Wachovia Funds), completed a merger with First Union Corporation on September 1, 2001. As a result, the new organization (Wachovia) has taken steps to consolidate the mutual fund investment advisory activities of both bank holding companies. Toward that end, on December 6, 2001, the Board of Trustees of the Wachovia Funds determined that it is in the best interest of the Wachovia Funds' shareholders to reorganize each of the Funds (except, Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund and Wachovia U.S. Treasury Money Market Fund) into portfolios of the Evergreen Funds as follows:

Wachovia Fund

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   Evergreen Fund

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Wachovia Balanced Fund   Evergreen Balanced Fund
Wachovia Blue Chip Value Fund   Evergreen Value Fund
Wachovia Equity Fund   Evergreen Core Equity Fund
Wachovia Equity Index Fund   Evergreen Equity Index Fund

Wachovia Emerging Markets Fund Evergreen Emerging Markets Growth Fund Wachovia Fixed Income Fund Evergreen Core Bond Fund Wachovia Growth & Income Fund Evergreen Core Equity Fund Wachovia International Equity Fund Evergreen International Growth Fund Wachovia Intermediate Fixed Income Fund Evergreen Fixed Income Fund Wachovia New Horizons Fund Evergreen Omega Fund Wachovia Personal Equity Fund Evergreen Core Equity Fund Wachovia Prime Cash Management Fund Evergreen Prime Cash Management Fund

 (a new portfolio of Evergreen Funds)
Wachovia Quantitative Equity Fund   Evergreen Stock Selector Fund
Wachovia Short-Term Fixed Income Fund   Evergreen Fixed Income Fund
Wachovia Special Values Fund   Evergreen Special Values Fund

 (a new portfolio of Evergreen Funds)
Wachovia Georgia Municipal Bond Fund Evergreen Georgia Municipal Bond Fund Wachovia North Carolina Municipal Bond Fund Evergreen North Carolina Municipal Bond Fund Wachovia South Carolina Municipal Bond Fund Evergreen South Carolina Municipal Bond Fund Wachovia Virginia Municipal Bond Fund Evergreen Virginia Municipal Bond Fund Wachovia Balanced Fund II Evergreen VA Foundation Fund Wachovia Equity Fund II Evergreen VA Fund Wachovia Special Values Fund II Evergreen VA Small Cap Value Fund

30

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Wachovia Money Market Funds

In addition to the proposed reorganizations, the Board also approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia. EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. As of that date, Simms Capital Management, Inc. and Twin Capital Management, Inc. no longer serve as sub-advisers of the Wachovia International Equity Fund and Wachovia Quantitative Equity Fund, respectively. Tattersall Advisory Group, Inc. (TAG), which is also a subsidiary of Wachovia, serves as the investment sub-adviser to Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund and the fixed income portion of Wachovia Balanced Fund. The advisory fees remain unchanged.

The proposed reorganizations and the long-term advisory agreements are subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the proposals.

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Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three portfolios of The Wachovia Funds) at November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                     /s/ Ernst & Young  LLP

Boston, Massachusetts
January 14, 2002

32

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Trustees   Officers

James A. Hanley   John W. McGonigle

Samuel E. Hudgins   President and Treasurer
D. Dean Kaylor   R. Edward Bowling

Alvin J. Schexnider   Vice President
Charles S. Way, Jr.   James E. Ostrowski
    Vice President and Assistant Treasurer
    Gail C. Jones

    Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

33

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Federated Securities Corp., Distributor Cusip 929901684
Investment Company Act File No. 811-6504 Cusip 929901304
  Cusip 929901833

831-30 (1/02) G01512-18 (1/01)

THE WACHOVIA FUNDS
WACHOVIA EQUITY FUND
WACHOVIA QUANTITATIVE EQUITY FUND
WACHOIVA GROWTH AND INCOME FUND
WACHOVIA EQUITY INDEX FUND
WACHOIVA SPECIAL VALUES FUND
WACHOVIA EMERGIING MARKETS FUND
WACHOVIA PERSONAL EQUITY FUND
WACHOVIA BALANCED FUND
WACHOVIA BLUE CHIP VALUE FUND
WACHOVIA NEW HORIZONS FUND
WACHOVIA INTERNATIONAL EQUITY FUND
WACHOVIA FIXED INCOME FUND
WACHOVIA INTERMEDIATE FIXED INCOME FUND WACHOVIA SHORT-TERM FIXED INCOME FUND THE WACHOVIA MUNICIPAL FUNDS WACHOVIA GEORGIA MUNICIPAL BOND FUND WACHOVIA NORTH CAROLINA MUNICIPAL BOND FUND WACHOVIA SOUTH CAROLINA MUNICIPAL BOND FUND WACHOVIA VIRGINIA MUNICIPAL BOND FUND Combined Annual Report November 30, 2001 [LOGO OF WACHOVIA]

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Wachovia Table of Contents

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President's Message    3


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Overview    9


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Wachovia Equity Fund Information    12
Line Graphs    12
Portfolio of Investments    16


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Wachovia Quantitative Equity Fund Information    18
Line Graphs    18
Portfolio of Investments    22


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Wachovia Growth and Income Fund Information    24
Line Graphs    24
Portfolio of Investments    28


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Wachovia Equity Index Fund Information    30
Line Graphs    30
Portfolio of Investments    34


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Wachovia Special Values Fund Information    40
Line Graphs    40
Portfolio of Investments    44


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Wachovia Emerging Markets Fund Information    47
Line Graphs    47
Portfolio of Investments    51


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Wachovia Personal Equity Fund Information    55
Line Graphs    55
Portfolio of Investments    59


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Wachovia Balanced Fund Information    60
Line Graphs    60
Portfolio of Investments    64


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Wachovia Blue Chip Value Fund Information    69
Line Graphs    69
Portfolio of Investments    73


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Wachovia New Horizons Fund Information    75
Line Graphs    75
Portfolio of Investments    79


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Wachovia International Equity Fund Information    80
Line Graphs    80
Portfolio of Investments    84



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Wachovia Fixed Income Fund Information    85
Line Graphs    85
Portfolio of Investments    89


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Wachovia Intermediate Fixed Income Fund Information    96
Line Graphs    96
Portfolio of Investments    100


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Wachovia Short-Term Fixed Income Fund Information    103
Line Graphs    103
Portfolio of Investments    107


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Wachovia Georgia Municipal Bond Fund Information    108
Line Graphs    108
Portfolio of Investments    110


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Wachovia North Carolina Municipal Bond Fund Information    114
Line Graphs    114
Portfolio of Investments    116


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Wachovia South Carolina Municipal Bond Fund Information    124
Line Graphs    124
Portfolio of Investments    126


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Wachovia Virginia Municipal Bond Fund Information    134
Line Graphs    134
Portfolio of Investments    136


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Notes to Portfolio of Investments    140


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Statements of Assets and Liabilities    141


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Statements of Operations    145


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Statements of Changes in Net Assets    149


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Financial Highlights--Class A Shares    155


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Financial Highlights--Class B Shares    161


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Financial Highlights--Class C Shares    163


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Financial Highlights--Class Y Shares    165


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Combined Notes to Financial Statements    169


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Auditors Report    189


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Officers and Trustees Table    190



2

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President's Message

Dear Shareholder:
I am pleased to present the Combined Annual Report to Shareholders for The Wachovia Funds and The Wachovia Municipal Funds.

This Report covers the 12-month fiscal year from December 1, 2000 through November 30, 2001, and includes commentary by portfolio management, a complete list of fund holdings and the funds' financial statements. The following fund-by-fund highlights cover performance activity in Class A Shares, Class B Shares, Class C Shares and Class Y Shares.

The 12-month reporting period was positive for bonds, as continued declines in interest rates caused the prices of existing bonds to rise. However, stocks continued to record negative returns in a difficult environment. I urge you to remember that the short-term volatility, while painful, is part of stock investing. Positive stock performance is best pursued over time--in years if not decades.

Fund-by-fund performance highlights are as follows. I urge you to read the portfolio manager commentary for additional information about your fund's performance.

The Wachovia Funds

Wachovia Equity Fund pursues growth through a portfolio of blue-chip stocks issued by some of America's largest and best-known companies. In particular, the fund's manager seeks stocks issued by companies that are both undervalued and have good growth opportunities. Fund assets totaled $298.2 million at the end of the reporting period.

       Total Return Based on NAV*
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        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (21.65 )%      $ 0.05      $ 0.48      $ 17.14 to 13.01
Class B Shares      (22.23 )%      $ 0.00      $ 0.48      $ 16.95 to 12.81
Class C Shares+      (27.94 )%      $ 0.03      $ 0.48      $ 18.51 to 12.94
Class Y Shares      (21.48 )%      $ 0.09      $ 0.48      $ 17.15 to 13.01


Wachovia Quantitative Equity Fund pursues growth and income by investing in a portfolio of stocks issued by large, established companies across the entire industrial spectrum. Fund assets ended the reporting period at $482.3 million.

       Total Return Based on NAV*
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        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (19.07 )%      $ 0.04      $ 1.33      $ 21.71 to 16.43
Class B Shares      (19.67 )%      $ 0.00      $ 1.33      $ 21.49 to 16.18
Class C Shares+      (22.51 )%      $ 0.02      $ 1.33      $ 22.66 to 16.45
Class Y Shares      (18.78 )%      $ 0.09      $ 1.33      $ 21.74 to 16.47


Wachovia Growth and Income Fund pursues total return through growth of capital and income by investing in stocks issued by well-established companies with solid track records, strong profitability and significant growth potential. Many of these companies also have a record of paying dividends. Fund assets totaled $201.1 million at the end of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (22.77 )%      $0.00      $ 1.40      $ 20.00 to 14.34
Class B Shares+      (27.95 )%      $0.00      $ 1.40      $ 21.33 to 14.27
Class C Shares+      (27.90 )%      $0.00      $ 1.40      $ 21.33 to 14.28
Class Y Shares      (22.67 )%      $0.00      $ 1.40      $ 20.04 to 14.39


+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3

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Wachovia Equity Index Fund pursues a total return that approximates that of the Standard & Poor's 500--a classic benchmark of stock market performance.** As a result, the fund's extensive portfolio contained a "who's who" of well-known, quality American companies. Fund assets ended the reporting period at $365.7 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (12.88 )%      $0.21      $ 0.00      $ 24.24 to 20.92
Class B Shares+      (17.45 )%      $0.14      $ 0.00      $ 25.47 to 20.90
Class C Shares+      (17.47 )%      $0.12      $ 0.00      $ 25.47 to 20.91
Class Y Shares      (12.62 )%      $0.27      $ 0.00      $ 24.28 to 20.96


Wachovia Special Values Fund pursues growth by investing in a diversified portfolio of small-company stocks.*** Unlike many other funds that invest in small company stocks through a high-flying approach, this fund is managed through a highly disciplined approach. Its manager seeks stocks issued by well-capitalized, and well-run small companies that are selling at less than their estimated long-term values. At the end of the reporting period, the fund's net assets reached $276.8 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      25.43 %      $0.24      $ 0.13      $ 16.53 to 20.29
Class B Shares      24.42 %      $0.13      $ 0.13      $ 16.40 to 20.10
Class C Shares+      18.27 %      $0.28      $ 0.13      $ 17.46 to 20.16
Class Y Shares      25.74 %      $0.28      $ 0.13      $ 16.57 to 20.34


Wachovia Emerging Markets Fund pursues growth over the long term by investing in stocks of foreign companies located in emerging market countries.**** The investment adviser uses a value-oriented approach and selects companies in countries where political and economic factors, including currency movements, are likely to produce above average capital appreciation.

       Total Return Based on NAV*
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        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (5.56 )%      $0.04      $ 0.00      $ 9.76 to 9.18
Class B Shares+      (12.37 )%      $0.06      $ 0.00      $ 10.51 to 9.15
Class C Shares+      (12.27 )%      $0.06      $ 0.00      $ 10.51 to 9.16
Class Y Shares      (5.40 )%      $0.06      $ 0.00      $ 9.80 to 9.21


Wachovia Personal Equity Fund pursues growth of principal and income by investing in a portfolio of high quality companies. This fund is specifically managed to minimize the unpleasant tax consequence of capital gains distributions through a long-term, buy-and-hold strategy that avoids short-term trading, as well as offsetting or minimizing capital gains by selling securities that have declined in value, have the highest cost basis, or have not met expectations for growth. Fund assets ended the reporting period at $298.3 million.

       Total Return Based on NAV*
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        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (21.47 )%      $0.00      $ 0.08      $ 9.98 to 7.77
Class B Shares+      (26.61 )%      $0.01      $ 0.08      $ 10.63 to 7.73
Class C Shares+      (26.02 )%      $0.02      $ 0.08      $ 10.63 to 7.78
Class Y Shares      (21.36 )%      $0.02      $ 0.08      $ 10.00 to 7.78


+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. **The Standard & Poor's 500
Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies, Investments cannot be made in an index.

***Small-company stocks have historically experienced greater volatility than average. Small company stocks may be less liquid and subject to greater price volatility than large company stocks. ****International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

4

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Wachovia Balanced Fund pursues a popular investment objective--long-term growth and current income--by investing in a quality combination of stocks and bonds. At the end of the reporting period, fund assets totaled $478.9 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares      (9.71 )%      $ 0.28      $ 0.90      $ 13.71 to 11.31
Class B Shares      (10.28 )%      $ 0.19      $ 0.90      $ 13.67 to 11.29
Class C Shares+      (14.33 )%      $ 0.23      $ 0.90      $ 14.39 to 11.31
Class Y Shares      (9.54 )%      $ 0.31      $ 0.90      $ 13.73 to 11.32


Wachovia Blue Chip Value Fund pursues growth of principal and income by investing in large-cap, blue chip U.S. companies in traditional sectors of the U.S. economy that are adopting New Economy tools to enhance their business, and that appear to be undervalued in the marketplace. At the end of the reporting period, this fund's assets totaled $1.9 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares++      (12.15 )%      $0.01      $ 0.00      $ 10.00 to 8.78
Class B Shares++      (12.70 )%      $0.00      $ 0.00      $ 10.00 to 8.73
Class C Shares++      (12.50 )%      $0.00      $ 0.00      $ 10.00 to 8.75
Class Y Shares++      (11.81 )%      $0.02      $ 0.00      $ 10.00 to 8.80


Wachovia New Horizons Fund pursues growth by investing in mid- to large-cap U.S. companies with innovative products and services that are driving the New Economy. The fund's diversified, portfolio spans New Economy sectors and industries, including: Information Technology, Communication Services, Health Care, Broadcast Media, Entertainment, Pharmaceutical, Medical Technology, Biotechnology, and E-Commerce. At the end of the reporting period, the fund's assets totaled $1.3 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

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      Share Price Change

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Class A Shares+++      (36.50 )%      $0.00      $ 0.00      $ 10.00 to 6.35
Class B Shares++      (36.90 )%      $0.00      $ 0.00      $ 10.00 to 6.31
Class C Shares++      (36.90 )%      $0.00      $ 0.00      $ 10.00 to 6.31
Class Y Shares++      (36.40 )%      $0.00      $ 0.00      $ 10.00 to 6.36


Wachovia International Equity Fund, the newest addition to The Wachovia Funds, began operation on March 2, 2001. This fund pursues capital appreciation by investing in stocks issued by large, established companies headquartered in developed countries beyond the United States.** At the end of the reporting period, this new fund's assets reached $10.4 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares++++      (12.50 )%      $0.00      $ 0.00      $ 10.00 to 8.75
Class B Shares++++      (12.50 )%      $0.00      $ 0.00      $ 10.00 to 8.75
Class C Shares++++      (12.90 )%      $0.00      $ 0.00      $ 10.00 to 8.71
Class Y Shares++++      (12.30 )%      $0.00      $ 0.00      $ 10.00 to 8.77

+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001. ++Performance is from 12/26/2000 (initial date of operation) through 11/30/2001. +++Performance is from 12/22/2000 (initial date of operation) through 11/30/2001. ++++Performance is from 3/2/2001 (initial date of operation) through 11/30/2001.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. **International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

5

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Wachovia Fixed Income Fund pursues a high level of total return from a diversified portfolio of income-producing securities that may include U.S. government agency securities, corporate bonds, U.S. Treasury securities, closed-end investment companies, asset-backed securities, collateralized mortgage obligations, foreign bonds, a repurchase agreement and corporate notes. At the end of the reporting period, the fund's assets totaled $622.1 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

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      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      10.57 %      $0.53      $ 0.00      $ 9.71 to 10.18
Class B Shares      9.75 %      $0.46      $ 0.00      $ 9.71 to 10.18
Class C Shares+      9.24 %      $0.48      $ 0.00      $ 9.78 to 10.18
Class Y Shares      10.84 %      $0.56      $ 0.00      $ 9.71 to 10.18


Wachovia Intermediate Fixed Income Fund pursues current income consistent with preservation of capital from a diversified portfolio of intermediate-term income-producing securities that may include U.S. government agency securities, corporate bonds, U.S. Treasury securities, asset-backed securities, closed-end investment companies, collateralized mortgage obligations, and repurchase agreements. At the end of the reporting period, the fund's assets totaled $138.3 million.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      9.89 %      $ 0.52      $ 0.00      $ 9.72 to 10.14
Class B Shares+      9.49 %      $ 0.54      $ 0.00      $ 9.76 to 10.12
Class C Shares+      8.82 %      $ 0.47      $ 0.00      $ 9.76 to 10.13
Class Y Shares      10.05 %      $ 0.54      $ 0.00      $ 9.71 to 10.12


Wachovia Short-Term Fixed Income Fund pursues a high level of income from a diversified portfolio that consists primarily of corporate bonds, U.S. government agency obligations, and U.S. Treasury obligations. These short-term, income-producing securities are managed to pursue an income stream and helps to cushion shareholders against volatility during periods of interest rate increases. Assets totaled $47.0 million on the last day of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      9.38 %      $ 0.50      $ 0.00      $ 9.73 to 10.12
Class B Shares+      8.52 %      $ 0.46      $ 0.00      $ 9.77 to 10.13
Class C Shares+      9.10 %      $ 0.53      $ 0.00      $ 9.77 to 10.11
Class Y Shares      9.55 %      $ 0.53      $ 0.00      $ 9.73 to 10.11


The Wachovia Municipal Funds

Wachovia Georgia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Georgia state income tax.++ The fund invests in a portfolio of bonds issued by municipalities across Georgia that are rated A or higher by nationally recognized rating agencies.** Total assets reached $130.5 million on the last day of the reporting period.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      7.28 %      $ 0.45      $ 0.00      $ 10.84 to 11.17
Class Y Shares      7.55 %      $ 0.48      $ 0.00      $ 10.84 to 11.17


Wachovia North Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and North Carolina state income tax.++ At the end of the reporting period, the fund's $430.6 million portfolio was invested in bonds issued by municipalities across North Carolina. All holdings are rated A or higher at the time of purchase by nationally recognized rating agencies.**

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      7.54 %      $0.45      $ 0.00      $ 10.96 to 11.33
Class Y Shares      7.81 %      $0.48      $ 0.00      $ 10.96 to 11.33

+Performance is from 12/12/2000 (initial date of operation) through 11/30/2001. ++Income may be subject to the federal alternative minimum tax.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. **Credit ratings pertain to securities in the Portfolio and do not protect fund shares against market risk.

6

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Wachovia South Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and South Carolina state income tax.+ The fund invests in a portfolio of bonds issued by municipalities South Carolina that are rated A or higher at the time of purchase by nationally recognized rating agencies.** Total assets reached $338.8 million at the reporting period's end.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

--------------------------------------------------------------------------------

Class A Shares      7.49 %      $0.48      $ 0.00      $ 10.84 to 11.16
Class Y Shares      7.76 %      $0.51      $ 0.00      $ 10.84 to 11.16


Wachovia Virginia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Virginia state income tax.+ The fund invests in a portfolio of bonds issued by municipalities Virginia that are rated A or higher at the time of purchase by nationally recognized rating agencies.** Total assets totaled $129.2 million at the reporting period's end.

       Total Return Based on NAV*
--------------------------------------------------------------------------------
        Income Distributions

--------------------------------------------------------------------------------
      Capital Gain Distributions

--------------------------------------------------------------------------------
      Share Price Change

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Class A Shares      7.61 %      $0.43      $ 0.00      $ 10.08 to 10.41
Class Y Shares      7.88 %      $0.45      $ 0.00      $ 10.08 to 10.41


+ Income may be subject to the federal alternative minimum tax.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. ** Credit ratings pertain only to Securities in the portfolio and do not protect Fund Shares against market risk.

7

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Thank you for pursuing your financial goals through the diversification and professional management of the Wachovia Funds. As we begin a new year, we renew our commitment to keep you up-to-date on your investment progress through the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

Total returns for the period adjusted for the maximum sales charge or contingent deferred sales charge are as follows: Wachovia Equity Fund, Class A Shares, (26.17)%; Class B Shares, (26.01)%; Class C Shares, (29.36)% Wachovia Quantitative Equity Fund, Class A Shares, (23.71)%; Class B Shares, (23.43)%; Class C Shares, (24.01)% Wachovia Growth and Income Fund, Class A Shares, (27.21)%; Class B Shares, (31.30)%; Class C Shares, (29.30)% Wachovia Equity Index Fund, Class A Shares, (17.89)%; Class B Shares, (21.56)%; Class C Shares, (19.12)% Wachovia Special Values Fund, Class A Shares, 18.20%; Class B Shares, 19.42%; Class C Shares, 16.08% Wachovia Emerging Markets Fund, Class A Shares, (11.03)%; Class B Shares, (16.72)%; Class C Shares, (14.04)% Wachovia Personal Equity Fund Class A Shares, (25.99)%; Class B Shares, (30.25)%; Class C Shares, (27.50)% Wachovia Balanced Fund, Class A Shares, (14.93)%; Class B Shares, (14.41)%; Class C Shares, (15.99)% Wachovia Blue Chip Value Fund, Class A Shares, (17.20)%; Class B Shares, (17.06)%; Class C Shares, (14.23)% Wachovia New Horizons Fund, Class A Shares, (40.15)%; Class B Shares, (40.05)%; Class C Shares, (38.15)% Wachovia International Equity Fund, Class A Shares, (17.53)%; Class B Shares, (16.87)%; Class C Shares, (14.62)% Wachovia Fixed Income Fund, Class A Shares, 5.56%; Class B Shares, 4.75%; Class C Shares, 7.15% Wachovia Intermediate Fixed Income Fund, Class A Shares, 4.92%; Class B Shares, 4.49%; Class C Shares, 6.73% Wachovia Short-Term Fixed Income Fund, Class A Shares, 6.64%; Class B Shares, 3.52%; Class C Shares, 7.99% Wachovia Georgia Municipal Bond Fund, Class A Shares, 2.46% Wachovia North Carolina Municipal Bond Fund, Class A Shares, 2.67% Wachovia South Carolina Municipal Bond Fund, Class A Shares, 2.66% Wachovia Virginia Municipal Bond Fund, Class A Shares, 2.81%

The maximum sales charge for Class A Shares is 5.75% for equity funds, 4.50% for fixed income funds, except for the Short-Term Fixed Income Fund, which has a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for Class B Shares is 5.00%. The maximum sales charge and maximum contingent deferred sales charge for Class C Shares is 1% and 1%, respectively.

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Overview

Wachovia Equity Fund

The  Wachovia  Equity Fund  underperformed  the Standard & Poor's 500 Index (S&P
500) for the year.1 With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance as small and mid-capitalization issues outperformed large capitalization issues. The fund's relative performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002. The Wachovia Equity Fund is well positioned to benefit from potentially improving equity returns in 2002.

Wachovia Quantitative Equity Fund

The Wachovia Quantitative Equity Fund underperformed the S&P 500 for the year. With the prospect of tax cuts and declining interest rates in 2001, many of our companies were positioned to benefit from an economic rebound. The unexpected recessionary environment of 2001 negatively impacted the performance of our more economically sensitive holdings in the technology and telecommunication services sectors. Relative performance improved in the fourth quarter as the economy showed signs of a recovery. Over the long term the quantitative model continues to discriminate between the best and worst performing stocks.

Wachovia Growth and Income Fund

Performance was hurt by poor stock selection in the Consumer Staples, Technology, and Communication Services sectors. In particular, stocks tied to the continued expansion of the fiber optic networks and drug store chains were large bets which did not work out. The Utilities and Basic Materials sectors provided strong outperformance as bets in home improvement, regulated utilities, and aluminum paid off.

Wachovia Equity Index Fund

The equity market performed weakly in the past year. While value-style investing continued its 2000 comeback in the first quarter, growth has outperformed since then. Technology and utilities were the worst performing sectors as over capacity has hit these groups. Meanwhile, the Basic Materials sector benefited from a better balance between supply and demand and a strong consumer market.

Wachovia Special Values Fund

With both its value style and small-company focus in favor, the Wachovia Special Values fund delivered strong, double-digit returns for the year. Amidst a turbulent market, the fund relied on its anchor of financially strong businesses to navigate the market ups-and-downs. First, our many companies exhibiting stable cash flow streams were rewarded with higher multiples as interest rates declined throughout the year. Then, during the severe, terrorist-invoked market downturn, the fund's defensive posture preserved much of those gains. Finally, as investors perceived an improving economic climate ahead, the market strongly rebounded. With small-cap stocks being especially favored, the portfolio participated fully, putting us in a harvest mode by year-end. Prudently allocating the proceeds toward industry-leading, modestly priced, financially strong companies remains our top priority. Such companies should have the wherewithal to survive further economic challenges and represent the primary beneficiaries once growth returns.

Wachovia Emerging Markets Fund

Deteriorating global economic and political conditions greatly influenced the performance of the world's emerging equity markets in 2001. Through the first half the year, investors struggled with conflicting financial factors--declining interest rates versus weaker earnings--and shares remained range-bound. However, the events of September 11th changed this course dramatically. After an initial sell off, emerging market shares responded strongly to the favorable combination of American battlefield successes and the promise of fiscal stimulus.

Market performances varied greatly in 2001, and massive swings were the norm. In general, market rotation favored lower quality markets as the year ended--a fundamental factor that hurt the relative performance of the Wachovia Emerging Markets Fund. For instance, countries experiencing similar economic difficulties, such as Argentina and Turkey, had disparate returns. The Argentinean market remained weak, but Turkey rebounded strongly at year's end. Despite its own tenuous finances, Brazil shrugged off its neighbor's problems and rallied impressively in the fourth quarter. Export-oriented economies also staged a strong finish to the year, led by Korea and Taiwan. The Wachovia Emerging Markets Fund posted returns modestly ahead of its emerging market peers, but lagged the Standard & Poor's International Finance Corporation Investable Index (IFCI) in 2001.2 The fund also outperformed domestic indexes such as the S&P 500 for the first time since 1999.

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1. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. 2. The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world.

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Wachovia Personal Equity Fund

The Wachovia Personal Equity Fund underperformed the S&P 500 for the year. With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002. The Wachovia Personal Equity Fund is well positioned to benefit from improving equity returns in 2002.

Wachovia Balanced Fund

The equity portion of Wachovia Balanced Fund underperformed the S&P 500 for the year. With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance as small and mid-capitalization issues outperformed large capitalization issues. The fund's relative performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002.

The fixed income portion of the fund performed in-line with the Lehman Brothers Aggregate Bond Index.3 The fund benefited from its above market exposure to the investment grade corporate market and also from an overweighting in short and intermediate term securities. However, somewhat offsetting these beneficial decisions was an allocation to the underperforming high yield sector. Another benefit to the performance of the fund was the reduced allocation to Treasury bonds, which underperformed on a price and yield basis over the course of the year.

Wachovia Blue Chip Value Fund

The Wachovia Blue Chip Value Fund outperformed the Standard & Poor's 500 Barra Value Index4 for the year. Equity markets were weak for the second year in a row as the deteriorating economy, anemic corporate profits, and the September terrorist attacks took their toll on investor sentiment. Barring any further terrorist attacks, we believe that the worst is behind us and expect a modest economic recovery to materialize in 2002 as confidence stabilizes and massive fiscal and monetary stimuli take effect. Due to our belief that the recession would be relatively short and mild, we increased the weight of the Consumer Discretionary sector during the late summer/early fall in anticipation of an economic recovery--a strategy that served the portfolio well. The fund's homebuilding stocks (KB Home and Centex) performed well due to a surprisingly resilient housing market. The fund's holdings in second-tier retailers and restaurants also did well, with positions in Zale's Dillard's, and Brinker International.

Wachovia New Horizons Fund

The Wachovia New Horizons Fund outperformed the Standard & Poor's Barra Growth Index5 return for the full year 2001. In the fourth quarter, stocks rallied from September's market lows, driven by strong gains in economically sensitive issues. The fund's emphasis on investing in growth-oriented, new economy companies led to a concentration in a few economically sensitive sectors:
Technology, Media, and Telecommunications Services. Sector weights played a large role in the quarter as an overweight position in Technology and a lack of exposure to the weak Consumer Staples sector more than offset weakness caused by overweight positions Heath Care and Utilities. On an annual basis, the sector weights had a modestly positive impact on performance.

Wachovia Fixed Income Fund

The Federal Reserve Board (the "Fed") lowered the key Fed Funds rate by 4.75% over the course of 2001 in response to weakness in the U.S. economy. Business as well as consumer spending fell during the year with a sharpest decline following the September 11th attacks. Short term Treasury rates followed the Fed as the 2 year Treasury rate dropped by almost 2.00% from the start of the year. However, longer term Treasury rates moved marginally higher with the 30 year rate increasing by .15%. The corporate sector was the best performing broad sector in the market with the strongest performance coming from the bank and finance subsector. The corporate market had another year of isolated credit problems, with several companies turning sour very quickly. The mortgage and agency markets outperformed Treasuries on a duration equivalent basis, but did not perform as well as the corporate market.6

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3. Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

4. The Standard & Poor's 500 Barra Value Index is a capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

5. The Standard & Poor's 500 Barra Growth Index is a capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

6. Duration is a measure of a security's prices sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of securities of shorter durations.

10

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The Wachovia Fixed Income Fund performed in-line with the Lehman Brothers Aggregate Bond Index. The fund benefited from its above market exposure to the investment grade corporate market and also from an overweighting in short and intermediate term securities. However, somewhat offsetting these beneficial decisions was an allocation to the underperforming high yield sector. Another benefit to the performance of the fund was the reduced allocation to Treasury bonds, which underperformed on a price and yield basis over the course of the year.

Wachovia Intermediate Fixed Income Fund

The Fed lowered the key Fed Funds rate by 4.75% over the course of 2001 in response to weakness in the U.S. economy. Business as well as consumer spending fell during the year with a sharpest decline following the September 11th attacks. Short term Treasury rates followed the Fed as the 2 year Treasury rate dropped by almost 2.00% from the start of the year. However, longer term Treasury rates moved marginally higher with the 30 year rate increasing by 0.15%. The corporate sector was the best performing broad sector in the market with the strongest performance coming from the bank and finance subsector. The corporate market had another year of isolated credit problems, with several companies turning sour very quickly. The mortgage and agency markets outperformed Treasuries on a duration equivalent basis, but did not perform as well as the corporate market.

The Wachovia Intermediate Fixed Income Fund experienced price appreciation over the year as interest rate declines were the most pronounced in short and intermediate term securities. The fund also benefited from an overallocation to the corporate bond market, which outperformed the Treasury, agency, and mortgage markets. Additionally, the fund avoided exposure to the areas of the corporate market that were most severely hurt by the September 11th tragedy.

Wachovia Short Term Fixed Income Fund

The Fed lowered the key Fed Funds rate by 4.75% over the course of 2001 in response to weakness in the U.S. economy. Business as well as consumer spending fell during the year with a sharpest decline following the September 11th attacks. Short term Treasury rates followed the Fed as the 2 year Treasury rate dropped by almost 2.00% from the start of the year. However, longer term Treasury rates moved marginally higher with the 30 year rate increasing by 0.15%. The corporate sector was the best performing broad sector in the market with the strongest performance coming from the bank and finance subsector. The corporate market had another year of isolated credit problems, with several companies turning sour very quickly. the mortgage and agency markets outperformed Treasuries on a duration equivalent basis, but did not perform as well as the corporate market.

The Wachovia Short-Term Fixed Income Fund experienced price appreciation over the year as interest rates declines were most pronounced in short and intermediate term securities. The fund also benefited from an overallocation to the corporate bond market, which outperformed the Treasury, agency, and mortgage markets. Additionally, the fund avoided exposure to the areas of the corporate market that were most severely hurt by the September 11th tragedy.

Wachovia Municipal Bond Funds

It was generally a good year for the Wachovia municipal bond funds. We properly anticipated the slowdown in the economy, and positioned the funds to benefit from a declining interest rate environment by moving our average maturity farther out the yield curve. Hence, as interest rates declined, our fund holders benefited by our funds owning longer maturity bonds with higher yields. Nevertheless, we moderated our bet by concentrating our efforts on buying bonds that have good coupons associated with them, and selling bonds with coupons that would be less attractive when rates rebound from the historically low levels they reached this year.

Most municipal bonds have maturities ranging from one year to thirty years in maturity; this makes up the municipal bond "yield curve." This year, the yield curve became uncommonly steep, as the dramatic reduction in short rates driven by the Fed's actions caused yields in the front end of the curve to fall considerably more than rates on the long yield. Therefore, for much of the year, and in particular in the second half, investors were rewarded unusually well with extra yield for each additional year of maturity they were willing to accept. This held true moving out to about twenty years in maturity. Between twenty and thirty years in maturity, however, the curve was essentially flat, with virtually no extra yield associated with the risk inherent in being at the extreme edge of the yield curve.

With rates at historic lows, and given the significantly greater risk to principal incurred with bonds with thirty-year maturities, we by-and-large worked to concentrate our holdings in the 15-20 year part of the yield curve. As the year progressed we worked to reduce our exposure to bonds with maturities in the twenty to thirty year maturity part of the curve. Our goal is to provide a better-than-average defense of our fundholders' principal when rates again rise to more normal levels, which we believe will occur in 2002 as a consequence of a rebounding economy.

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Wachovia Equity Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

SIZE="1">

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (26.17 )%
5 Year    5.62 %
Start of Performance (5/7/93) (cumulative)    127.02 %
Start of Performance (5/7/93)    10.04 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for the applicable sales charge) for the 1-year, 5-year and start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were (21.65)%, 6.87%, 140.87% and 10.80%, respectively.

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Wachovia Equity Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (26.01 )%
5 Year    5.80 %
Start of Performance (7/23/96) (cumulative)    59.12 %
Start of Performance (7/23/96)    9.05 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

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Wachovia Equity Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (29.36 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

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Wachovia Equity Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Equity Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (21.48 )%
5 Year    7.12 %
Start of Performance (7/23/96) (cumulative)    68.65 %
Start of Performance (7/23/96)    10.25 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

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Wachovia Equity Fund
Portfolio of Investments

November 30, 2001

Shares        Value

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Common Stocks--92.7%
    Basic Materials--3.5%
105,219   Alcoa, Inc.    $     4,061,453
34,954   Du Pont (E.I.) de Nemours & Co.      1,549,860
65,164   Praxair, Inc.      3,448,479
48,102   (1)Watson Pharmaceuticals, Inc.      1,439,693

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    Total      10,499,485

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    Capital Goods--9.9%
52,143   Dover Corp.      1,921,991
270,374   General Electric Co.      10,409,399
28,761   Lexmark International Group, Class A      1,486,081
22,465   Textron, Inc.      890,737
159,551   Tyco International Ltd.      9,381,599
90,065   United Technologies Corp.      5,421,913

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    Total      29,511,720

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    Communication Services--4.0%
232,801   (1)Sprint Corp. (PCS Group)      5,808,385
130,107   Verizon Communications, Inc.      6,115,029

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    Total      11,923,414

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    Consumer Cyclicals--5.6%
79,774   Centex Corp.      3,604,987
138,401   (1)Linens 'N Things, Inc.      3,321,624
182,924   Lowe's Cos., Inc.      8,288,286
54,688   Starwood Hotels & Resorts
 Worldwide, Inc.      1,484,232

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    Total      16,699,129

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    Consumer Staples--8.8%
49,376   Avon Products, Inc.      2,357,210
28,258   Harley Davidson, Inc.      1,485,806
60,177   Kimberly-Clark Corp.      3,500,496
220,304   (1)Kroger Co., Inc.      5,578,097
218,971   Liberty Media Corp., Class A      2,879,469
110,515   Philip Morris Cos., Inc.      5,212,993
119,074   (1)Viacom, Inc., Class B      5,197,580

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    Total      26,211,651

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    Energy--5.6%

15,372   Anadarko Petroleum Corp.      797,807
150,684   Conoco, Inc.      4,124,221
94,045   ENSCO International, Inc.      1,892,185
182,942   Exxon Mobil Corp.      6,842,031
52,568   Phillips Petroleum Co.      2,924,358

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    Total      16,580,602

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Shares        Value

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Common Stocks--continued

    Finance--18.0%

130,623   American Express Co.    $     4,298,803
90,562   American International Group, Inc.      7,462,309
54,951   Bank of America Corp.      3,372,892
65,568   Bank of New York Co., Inc.      2,572,888
241,645   Citigroup, Inc.      11,574,796
28,092   Franklin Resources, Inc.      1,004,289
87,937   Freddie Mac      5,818,791
103,855   J.P. Morgan Chase & Co.      3,917,411
29,313   MBIA, Inc.      1,492,911
64,894   MBNA Corp.      2,092,183
12,747   Marsh & McLennan Cos., Inc.      1,363,547
43,841   Morgan Stanley, Dean Witter & Co.      2,433,176
33,058   PNC Financial Services Group      1,915,711
102,039   Wells Fargo & Co.      4,367,269

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    Total      53,686,976

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    Health Care--13.1%
63,473   American Home Products Corp.      3,814,727
72,203   (1)Amgen, Inc.      4,796,445
58,225   Bristol-Myers Squibb Co.      3,130,176
30,600   (1)Genzyme Corp.      1,671,372
82,051   Johnson & Johnson      4,779,471
93,976   Medtronic, Inc.      4,443,185
55,715   Merck & Co., Inc.      3,774,691
249,301   Pfizer, Inc.      10,797,226
28,511   Tenet Healthcare Corp.      1,710,660

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    Total      38,917,953

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    Technology--20.0%

229,689   (1)AOL Time Warner, Inc.      8,016,146
26,029   Automatic Data Processing, Inc.      1,443,568
200,581   (1)Cisco Systems, Inc.      4,099,876
165,436   (1)EMC Corp.-Mass      2,777,670
51,827   Honeywell International, Inc.      1,717,547
121,204   Intel Corp.      3,958,523
48,478   (1)KLA-Tencor Corp.      2,435,050
69,732   Microchip Technology, Inc.      2,518,023
53,882   (1)Micromuse, Inc.      855,646
166,216   (1)Microsoft Corp.      10,672,729
132,798   (1)Network Appliance, Inc.      2,049,073
153,506   Network Associates, Inc.      3,522,963
154,204   Nokia Oyj, Class A, ADR      3,548,234
89,722   (1)Sun Microsystems, Inc.      1,277,641
77,133   TMP Worldwide, Inc.      3,184,822
132,041   Texas Instruments, Inc.      4,231,914


(See Notes to Portfolios of Investments)

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Wachovia Equity Fund

 Shares          Value

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Common Stocks--continued
      Technology--continued

87,133     (1)Veritas Software Corp.    $     3,388,602

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      Total      59,698,027

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      Utilities--4.2%

125,875  (1)   BJ Services Co.      3,506,878
93,395     Calpine Corp.      2,013,596
121,735     Duke Energy Corp.      4,400,720
44,608     El Paso Corp.      1,985,056
16,693     Valero Energy Corp.      584,255

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      Total      12,490,505

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      Total Common Stocks (identified cost $236,941,939)      276,219,462

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 Principal Amount        Value

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(2) U.S. Treasury Obligation--0.9%
$ 2,800,000   United States Treasury Bill, 12/20/2001 (identified cost
 $2,796,867)    $     2,797,508

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(3) Repurchase Agreement--6.6%
  19,696,339   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      19,696,339

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    Total Investments (identified cost $259,435,145)    $ 298,713,309

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(See Notes to Portfolios of Investments)

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Wachovia Quantitative Equity Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class A Shares) (the "Fund") from March 25, 1994 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001

1 Year    (23.71 )%
5 Year    7.23 %
Start of Performance (3/25/94) (cumulative)    136.99 %
Start of Performance (3/25/94)    11.88 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (3/25/94) (cumulative) and start of performance (3/25/94) periods were (19.07)%, 8.52%, 151.44% and 12.74%, respectively.

18

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (23.43 )%
5 Year    7.42 %
Start of Performance (7/23/96) (cumulative)    72.87 %
Start of Performance (7/23/96)    10.75 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

19

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (24.01 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (18.78 )%
5 Year    8.81 %
Start of Performance (7/23/96) (cumulative)    83.37 %
Start of Performance (7/23/96)    11.98 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividend and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

21

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--96.9%
    Basic Materials--1.9%
32,266   Martin Marietta Materials, Inc.    $     1,371,305
94,599   Potlatch Corp.      2,635,528
93,435   Praxair, Inc.      4,944,580

--------------------------------------------------------------------------------

    Total      8,951,413

--------------------------------------------------------------------------------

    Capital Goods--9.5%
389,125   (1)Corning, Inc.      3,669,449
77,061   General Dynamics Corp.      6,407,622
355,772   General Electric Co.      13,697,222
92,649   (1)Lexmark International Inc., Class A      4,787,174
185,298   Tyco International Ltd.      10,895,522
104,401   United Technologies Corp.      6,284,940

--------------------------------------------------------------------------------

    Total      45,741,929

--------------------------------------------------------------------------------

    Communication Services--4.5%
458,822   Sprint Corp.      9,997,731
153,523   Verizon Communications, Inc.      7,215,581
321,562   (1)Worldcom Group, Inc.      4,675,511

--------------------------------------------------------------------------------

    Total      21,888,823

--------------------------------------------------------------------------------

    Consumer Cyclicals--5.1%
89,864   (1)American Eagle Outfitters, Inc.      2,196,276
147,566   General Motors Corp.      7,334,030
174,167   TJX Cos., Inc.      6,564,354
222,357   Target Corp.      8,347,282

--------------------------------------------------------------------------------

    Total      24,441,942

--------------------------------------------------------------------------------

    Consumer Staples--14.6%
144,532   Anheuser-Busch Cos., Inc.      6,229,329
491,336   (1)Liberty Media Corp., Class A      6,461,068
169,148   (1)Metro-Goldwyn-Mayer, Inc.      3,015,909
541,994   PepsiCo, Inc.      26,357,168
253,982   Philip Morris Cos., Inc.      11,980,331
354,020   SUPERVALU, Inc.      8,025,633
342,801   SYSCO Corp.      8,429,477

--------------------------------------------------------------------------------

    Total      70,498,915

--------------------------------------------------------------------------------

    Energy--4.3%

92,649   BP Amoco PLC, ADR      4,092,306
298,471   Conoco, Inc.      8,169,151
224,987   Exxon Mobil Corp.      8,414,514

--------------------------------------------------------------------------------

    Total      20,675,971

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Finance--21.9%

277,947   Ambac Financial Group, Inc.    $   15,587,268
101,923   American International Group, Inc.      8,398,455
69,487   Bank of America Corp.      4,265,112
129,708   Bank of New York Co., Inc.      5,089,742
55,589   CIGNA Corp.      5,071,385
518,834   Citigroup, Inc.      24,852,149
295,550   J.P. Morgan Chase & Co.      11,148,146
235,210   Lennar Corp.      8,749,812
43,545   Marsh & McLennan Cos., Inc.      4,658,009
32,340   PMI Group, Inc.      2,042,271
115,811   PNC Financial Services Group      6,711,247
370,596   SouthTrust Corp.      9,068,484

--------------------------------------------------------------------------------

    Total      105,642,080

--------------------------------------------------------------------------------

    Health Care--13.4%
88,525   (1)Amgen, Inc.      5,880,716
190,116   Bristol-Myers Squibb Co.      10,220,636
138,973   Guidant Corp.      6,783,272
138,973   Johnson & Johnson      8,095,177
86,402   Lilly (Eli) & Co.      7,142,853
69,487   Merck & Co., Inc.      4,707,744
162,136   Pfizer, Inc.      7,022,110
37,060   Pharmacia Corp.      1,645,464
295,735   Schering Plough Corp.      10,566,612
44,907   Tenet Healthcare Corp.      2,694,420

--------------------------------------------------------------------------------

    Total      64,759,004

--------------------------------------------------------------------------------

    Restaurants--1.6%

269,282   (1)Brinker International, Inc.      7,539,896

--------------------------------------------------------------------------------

    Technology--13.4%

46,324   (1)AOL Time Warner, Inc.      1,616,708
444,715   (1)Cisco Systems, Inc.      9,089,975
463,244   (1)EMC Corp.      7,777,867
213,092   Intel Corp.      6,959,585
118,591   International Business Machines Corp.      13,707,934
18,530   (1)Micromuse, Inc.      294,256
162,136   (1)Microsoft Corp.      10,410,753
277,947   (1)Oracle Corp.      3,899,596
648,542   (1)Sun Microsystems, Inc.      9,235,238
46,324   (1)VERITAS Software Corp.      1,801,540

--------------------------------------------------------------------------------

    Total      64,793,452

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

22

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Quantitative Equity Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Utilities--6.7%

248,682   (1)BJ Services Co.    $     6,928,281
268,975   Duke Energy Corp.      9,723,446
42,421   El Paso Corp.      1,887,735
87,205   Tidewater, Inc.      2,485,343
223,450   USX Corp.      6,122,530
61,955   Valero Energy Corp.      2,168,425
115,811   Williams Cos., Inc. (The)      3,094,470

--------------------------------------------------------------------------------

    Total      32,410,230

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $283,037,641)      467,343,655

--------------------------------------------------------------------------------



Principal
 Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.5%
$ 2,500,000   United States Treasury Bill, 12/20/2001
 (identified cost $2,497,203)    $     2,497,775

--------------------------------------------------------------------------------

(3) Repurchase Agreement--3.4%
  16,239,454   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
(at amortized cost)      16,239,454

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $301,774,298)    $ 486,080,884

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

23

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (27.21 )%
5 Year    5.57 %
Start of Performance (1/29/93) (cumulative)    130.39 %
Start of Performance (1/29/93)    9.90 %


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000 the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (1/29/93) (cumulative) and start of performance (1/29/93) periods were (22.77%), 6.83%, 144.44%, and 10.64%, respectively.

24

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (31.30 )%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

25

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (29.30 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

26

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Growth & Income Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth & Income Fund (Class Y Shares) (the "Fund") from March 30, 1998 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 1 Year (22.67 )% Start of Performance (3/30/98) (cumulative) (4.30 )% Start of Performance (3/30/98) (1.19 )%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on the securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

27

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--94.3%
    Basic Materials--1.9%
96,735   Alcoa, Inc.    $   3,733,971

--------------------------------------------------------------------------------

    Capital Goods--11.2%
207,690   General Electric Co.      7,996,065
38,860   (1)Lexmark International Group, Class A      2,007,896
129,490   Tyco International Ltd.      7,614,012
81,065   United Technologies Corp.      4,880,113

--------------------------------------------------------------------------------

    Total      22,498,086

--------------------------------------------------------------------------------

    Communication Services--4.3%
146,000   (1)Sprint Corp. (PCS Group)      3,642,700
105,895   Verizon Communications, Inc.      4,977,065

--------------------------------------------------------------------------------

    Total      8,619,765

--------------------------------------------------------------------------------

    Consumer Cyclicals--5.9%
85,575   Centex Corp.      3,867,134
159,700   Lowe's Cos., Inc.      7,236,007
32,000   Starwood Hotels & Resorts Worldwide, Inc.      868,480

--------------------------------------------------------------------------------

    Total      11,971,621

--------------------------------------------------------------------------------

    Consumer Staples--7.4%
43,000   Kimberly-Clark Corp.      2,501,310
199,760   Kroger Co.      5,057,923
14,018   PepsiCo, Inc.      681,695
21,000   Philip Morris Cos., Inc.      990,570
130,690   (1)Viacom, Inc., Class B      5,704,619

--------------------------------------------------------------------------------

    Total      14,936,117

--------------------------------------------------------------------------------

    Energy--5.2%

206,870   Exxon Mobil Corp.      7,736,938
47,675   Phillips Petroleum Co.      2,652,160

--------------------------------------------------------------------------------

    Total      10,389,098

--------------------------------------------------------------------------------

    Finance--19.2%

114,225   American Express Co.      3,759,145
72,050   American International Group, Inc.      5,936,920
62,520   Bank of New York Co., Inc.      2,453,285
217,965   Citigroup, Inc.      10,440,524
15,500   Franklin Resources, Inc.      554,125

Shares          Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
      Finance--continued

76,780     Freddie Mac    $      5,080,533
64,145     J.P. Morgan Chase & Co.      2,419,549
44,090     Morgan Stanley, Dean Witter & Co.      2,446,995
27,995     PNC Financial Services Group      1,622,310
93,000     Wells Fargo & Co.      3,980,400

--------------------------------------------------------------------------------

      Total      38,693,786

--------------------------------------------------------------------------------

      Health Care--16.3%
33,075     Abbott Laboratories      1,819,125
15,650     American Home Products Corp.      940,565
101,120     Bristol-Myers Squibb Co.      5,436,211
142,865     Johnson & Johnson      8,321,886
94,525     Medtronic, Inc.      4,469,142
23,816     Merck & Co., Inc.      1,613,534
212,500     Pfizer, Inc.      9,203,375
15,650 (1)   Tenet Healthcare Corp.      939,000

--------------------------------------------------------------------------------

      Total      32,742,838

--------------------------------------------------------------------------------

      Technology--18.4%

157,605 (1)   AOL Time Warner, Inc.      5,500,414
190,350 (1)   Cisco Systems, Inc.      3,890,754
140,530     EMC Corp.-Mass      2,359,499
130,525     Intel Corp.      4,262,947
28,910 (1)   KLA-Tencor Corp.      1,452,149
134,255 (1)   Microsoft Corp.      8,620,514
180,570     Nokia Oyj, Class A ADR      4,154,916
178,415 (1)   Sun Microsystems, Inc.      2,540,630
130,080     Texas Instruments, Inc.      4,169,064

--------------------------------------------------------------------------------

      Total      36,950,887

--------------------------------------------------------------------------------

      Utilities--4.5%

73,440     (1)BJ Services Co.      2,046,038
153,705     Duke Energy Corp.      5,556,436
31,910     El Paso Corp.      1,419,995

--------------------------------------------------------------------------------

      Total      9,022,469

--------------------------------------------------------------------------------

      Total Common Stocks (identified cost $132,611,658)      189,558,638

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

28

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Growth & Income Fund

Principal
 Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.5%
$ 1,000,000   United States Treasury Bill, 12/20/2001
(identified cost $998,881)    $       999,110

--------------------------------------------------------------------------------

(3) Repurchase Agreement--5.3%
  10,664,644   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      10,664,644

--------------------------------------------------------------------------------

    Total Investments

(identified cost $144,275,183)    $ 201,222,392

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

29

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (17.89 )%
5 Year    8.01 %
Start of Performance (5/7/93) (cumulative)    170.79 %
Start of Performance (5/7/93)    12.33 %


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000 the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were (12.88%), 9.29%, 187.30%, and 13.11%, respectively.

30

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (21.56 )%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

31

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (19.12 )%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance on the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

32

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Wachovia Equity Index Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Equity Index Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Equity Index Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (12.62 )%
5 Year    9.59 %
Start of Performance (7/23/96) (cumulative)    89.89 %
Start of Performance (7/23/96)    12.71 %


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on the securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

33

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Wachovia Equity Index Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

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Common Stocks--97.0%
    Basic Materials--2.8%
7,935   Air Products & Chemicals, Inc.    $        362,788
11,500   Alcan, Inc.      413,770
29,828   Alcoa, Inc.      1,151,361
13,508   Barrick Gold Corp.      204,376
1,838   Bemis Co., Inc.      92,396
1,989   Boise Cascade Corp.      63,728
29,937   Dow Chemical Co.          1,122,638
36,023   Du Pont (E.I.) de Nemours & Co.      1,597,260
2,722   Eastman Chemical Co.      104,443
4,451   Ecolab, Inc.      166,467
4,376   Engelhard Corp.      122,309
1,148   (1) FMC Corp.      61,475
5,913   Freeport-McMoRan Copper & Gold, Inc., Class B      78,939
8,018   Georgia-Pacific Corp.      257,057
3,783   Goodrich (B.F.) Co.      92,192
1,953   Great Lakes Chemical Corp.      47,692
3,486   (1)Hercules, Inc.      35,209
8,066   Homestake Mining Co.      63,883
5,769   (1)Inco Ltd.      92,881
3,644   International Flavors & Fragrances, Inc.      111,689
16,315   International Paper Co.      651,784
3,709   (1)Louisiana-Pacific Corp.      28,485
3,578   Mead Corp.      110,632
9,123   Newell Rubbermaid, Inc.      234,005
6,486   Newmont Mining Corp.      127,580
3,019   Nucor Corp.      149,380
6,146   PPG Industries, Inc.      330,470
5,718   (1)Pactiv Corp.      100,065
3,187   (1)Phelps Dodge Corp.      114,190
11,403   Placer Dome, Inc.      124,407
5,436   Praxair, Inc.      287,673
7,200   Rohm & Haas Co.      255,600
2,890   (1)Sealed Air Corp.      132,651
2,989   Sigma-Aldrich Corp.      127,810
1,953   Temple-Inland, Inc.      111,594
3,078   USX-U.S. Steel Group, Inc.      51,987
3,437   Vulcan Materials Co.      158,961
3,295   (1)Watson Pharmaceuticals, Inc.      98,619
3,500   Westvaco Corp.      100,135
8,118   Weyerhaeuser Co.      429,036
3,841   Willamette Industries, Inc.      185,328
3,030   Worthington Industries, Inc.      44,844

--------------------------------------------------------------------------------

    Total      10,197,789

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

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Common Stocks--continued
    Capital Goods--8.0%

6,283   (1)Allied Waste Industries, Inc.    $          74,391
3,990   Avery Dennison Corp.      215,380
1,078   Ball Corp.      73,865
28,583   Boeing Co.      1,003,263
12,352   Caterpillar, Inc.      585,732
3,584   Cooper Industries, Inc.      146,406
31,435   (1)Corning, Inc.      296,432
2,472   Crane Co.      58,586
4,542   Danaher Corp.      266,388
7,734   Deere & Co.      309,283
7,360   Dover Corp.      271,290
2,432   Eaton Corp.      169,292
15,185   Emerson Electric Co.      820,901
7,004   General Dynamics Corp.      582,383
339,197   General Electric Co.        13,059,085
3,243   Grainger (W.W.), Inc.      151,772
10,254   Illinois Tool Works, Inc.      629,083
5,752   Ingersoll-Rand Co.      240,951
2,924   Johnson Controls, Inc.      232,516
4,437   (1)Lexmark International Group, Class A      229,260
14,803   Lockheed Martin Corp.      687,599
14,850   Masco Corp.      310,811
1,483   Millipore Corp.      88,535
13,809   Minnesota Mining & Manufacturing Co.      1,582,235
3,760   Northrop Grumman Corp.      352,989
4,321   Pall Corp.      99,469
3,700   Parker-Hannifin Corp.      151,885
9,502   Pitney Bowes, Inc.      394,143
6,597   Rockwell Collins      110,962
6,597   Rockwell International Corp.      108,851
5,072   Textron, Inc.      201,105
5,301   (1)Thermo Electron Corp.      115,032
1,913   (1)Thomas & Betts Corp.      39,044
66,987   Tyco International Ltd.      3,938,836
16,598   United Technologies Corp.      999,200
20,615   Waste Management, Inc.      604,020

--------------------------------------------------------------------------------

    Total      29,200,975

--------------------------------------------------------------------------------

    Communication Services--5.3%
116,284   AT&T Corp.      2,033,807
48,520   (1)AT&T Wireless Services, Inc.      677,824
10,692   Alltel Corp.      695,835
63,955   BellSouth Corp.      2,462,267
3,756   (1)Big Lots, Inc.      35,306


(See Notes to Portfolios of Investments)

34

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Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

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Common Stocks--continued
    Communication Services--continued

4,635   CenturyTel, Inc.    $        156,663
5,776   Cintas Corp.      246,866
9,049   Citizens Communications Co.      88,590
6,066   (1)Convergys Corp.      201,573
98,526   (1)MCI Worldcom, Inc.      1,432,568
25,554   (1)NEXTEL Communications, Inc., Class A      273,683
55,850   Qwest Communications International, Inc.      664,615
115,814   SBC Communications, Inc.      4,329,127
28,832   Sprint Corp.      628,249
31,524   (1)Sprint Corp. (PCS Group)      786,524
7,040   (1)Univision Communications, Inc., Class A      250,694
92,374   Verizon Communications, Inc.      4,341,578

--------------------------------------------------------------------------------

    Total        19,305,769

--------------------------------------------------------------------------------

    Consumer Cyclicals--9.3%
2,340   American Greetings Corp., Class A      30,537
3,902   (1)AutoZone, Inc.      262,605
9,476   (1)Bed Bath & Beyond, Inc.      307,686
6,999   (1)Best Buy Co., Inc.      499,659
3,036   Black & Decker Corp.      112,453
6,300   Block (Hamp;R), Inc.      250,992
20,705   Carnival Corp.      540,608
32,560   (1)Cendant Corp.      554,822
2,019   Centex Corp.      91,239
6,804   Circuit City Stores, Inc.      119,410
8,089   Clorox Co.      319,677
2,541   Cooper Tire & Rubber Co.      37,658
14,731   Costco Wholesale Corp.      602,203
1,476   Cummins Engine Co., Inc.      53,520
5,422   Dana Corp.      74,281
19,168   Delphi Auto Systems Corp.      262,985
2,880   Deluxe Corp.      113,818
3,426   Dillards, Inc., Class A      56,700
11,326   Dollar General Corp.      152,901
4,698   Donnelley (R.R.) & Sons Co.      137,651
3,291   Dow Jones & Co.      166,590
5,860   Family Dollar Stores, Inc.      174,628
7,462   (1)Federated Department Stores, Inc.      276,094
2,609   Fluor Corp.      98,751
64,539   Ford Motor Co.      1,222,369
9,259   Gannett Co., Inc.      643,038
29,222   Gap (The), Inc.      386,607
19,349   General Motors Corp.      961,645
6,156   Genuine Parts Co.      207,457

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Cyclicals--continued

5,352   Goodyear Tire & Rubber Co.    $        119,885
5,675   Hasbro, Inc.      93,354
12,462   Hilton Hotels Corp.      123,374
79,097   Home Depot, Inc.          3,690,666
10,833   IMS Health, Inc.      221,860
3,650   ITT Industries, Inc.      178,996
12,771   Interpublic Group Cos., Inc.      372,019
16,570   (1)K Mart Corp.      101,077
1,685   KB HOME      56,650
2,682   Knight-Ridder, Inc.      162,529
10,748   (1)Kohl's Corp.      729,252
6,786   Leggett and Platt, Inc.      146,849
14,252   Limited, Inc.      198,388
2,300   Liz Claiborne, Inc.      114,954
26,258   Lowe's Cos., Inc.      1,189,750
8,259   Marriott International, Inc., Class A      310,704
10,116   May Department Stores Co.      362,557
3,208   Maytag Corp.      92,807
1,830   (1)McDermott International, Inc.      20,624
6,767   McGraw-Hill Cos., Inc.      382,336
1,867   Meredith Corp.      63,665
2,403   Navistar International Corp.      87,926
5,892   New York Times Co., Class A      267,791
9,909   Nike, Inc., Class B      525,078
4,818   Nordstrom, Inc.      91,205
12,563   (1)Office Depot, Inc.      202,892
6,178   Omnicom Group, Inc.      530,443
2,708   PACCAR, Inc.      164,809
12,622   Paychex, Inc.      441,896
8,863   Penney (J.C.) Co., Inc.      224,588
2,000   Pulte Corp.      78,500
6,892   Radioshack Corp.      199,592
1,945   (1)Reebok International Ltd.      45,241
4,490   (1)Sabre Group Holdings, Inc.      155,758
12,411   Sears, Roebuck & Co.      564,825
6,014   Sherwin-Williams Co.      168,332
2,090   Snap-On Inc.      65,417
3,072   Stanley Works      128,379
16,630   (1)Staples, Inc.      292,688
12,564   (1)Starbucks Corp.      222,634
6,598   Starwood Hotels & Resorts Worldwide, Inc.      179,070
10,842   TJX Cos., Inc.      408,635
4,055   TRW, Inc.      158,226
31,361   Target Corp.      1,177,292
4,840   The Pepsi Bottling Group, Inc.      215,138
4,919   Tiffany & Co.      141,667


(See Notes to Portfolios of Investments)

35

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Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

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Common Stocks--continued
    Consumer Cyclicals--continued

6,982   (1)Toys `R' Us    $        150,183
10,573   Tribune Co.      381,685
1,989   Tupperware Corp.      39,104
4,183   V.F. Corp.      158,870
5,494   Visteon Corp.      75,817
152,203   Wal-Mart Stores, Inc.      8,393,995
2,327   (1)Wellpoint Health Networks, Inc.      274,353
2,633   Whirlpool Corp.      173,146

--------------------------------------------------------------------------------

    Total      33,836,055

--------------------------------------------------------------------------------

    Consumer Staples--10.6%
1,852   Alberto-Culver Co.      80,599
14,319   Albertsons, Inc.      480,546
30,881   Anheuser-Busch Cos., Inc.      1,330,971
23,255   Archer-Daniels-Midland Co.      357,894
8,086   Avon Products, Inc.      386,026
2,393   Brown-Forman Corp., Class B      145,734
3,045   Brunswick Corp.      59,987
13,328   CVS Corp.      359,190
15,162   Campbell Soup Co.      444,398
19,949   (1)Clear Channel Communications, Inc.      932,217
85,177   Coca-Cola Co.      3,999,912
15,227   Coca-Cola Enterprises, Inc.      265,711
20,160   Colgate-Palmolive Co.      1,176,538
32,174   (1)Comcast Corp., Class A      1,222,612
18,225   ConAgra, Inc.      418,628
1,241   Coors Adolph Co., Class B      70,774
4,591   Darden Restaurants, Inc.      141,127
5,936   Fortune Brands, Inc.      233,107
12,307   General Mills, Inc.      607,350
35,811   Gillette Co.      1,171,020
10,318   Harley Davidson, Inc.      542,520
4,314   (1)Harrah's Entertainment, Inc.      139,040
12,469   Heinz (H.J.) Co.      475,318
4,917   Hershey Foods Corp.      321,867
13,815   Kellogg Co.      407,404
18,584   Kimberly-Clark Corp.      1,081,031
28,015   Kroger Co.      709,340
13,299   Mattel, Inc.      244,835
45,933   McDonald's Corp.      1,232,842
59,943   PepsiCo, Inc.      2,915,028
75,604   Philip Morris Cos., Inc.      3,566,241
44,522   Procter & Gamble Co.      3,448,674
11,138   Ralston Purina Co.      369,002
16,472   (1)Safeway, Inc.      733,992
26,329   Sara Lee Corp.      576,079
4,695   SUPERVALU Inc.      106,436

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Staples--continued

22,850   SYSCO Corp.    $        561,882
5,290   (1)Tricon Global Restaurants, Inc.      251,011
5,702   UST, Inc.      204,702
19,534   Unilever NV, ADR      1,111,485
59,704   (1)Viacom, Inc., Class B      2,606,080
34,080   Walgreen Co.      1,124,640
71,179   Walt Disney Co.      1,457,034
4,424   Wendy's International, Inc.      125,774
5,159   Winn-Dixie Stores, Inc.      70,730
8,015   Wrigley (Wm.), Jr. Co.      405,078

--------------------------------------------------------------------------------

    Total      38,672,406

--------------------------------------------------------------------------------

    Energy--6.2%

3,108   Amerada-Hess Corp.      180,575
8,503   Anadarko Petroleum Corp.      441,306
4,247   Apache Corp.      195,320
2,682   Ashland, Inc.      114,387
11,171   Baker Hughes, Inc.      368,308
4,591   CMS Energy Corp.      105,731
35,824   ChevronTexaco Corp.      3,045,398
21,517   Conoco, Inc.      588,920
5,680   Constellation Energy Group      134,900
4,317   Devon Energy Corp.      148,462
10,472   Dynegy, Inc.      317,825
3,134   EOG Resources, Inc.      109,627
237,218   Exxon Mobil Corp.      8,871,953
14,996   Halliburton Co.      321,364
3,391   Kerr-McGee Corp.      178,163
5,078   (1)Nabors Industries, Inc.      159,957
4,607   (1)Noble Drilling Corp.      135,907
11,646   Occidental Petroleum Corp.      291,150
12,901   Phillips Petroleum Co.      717,660
10,149   Reliant Energy, Inc.      259,307
3,156   (1)Rowan Companies, Inc.      51,569
73,450   Royal Dutch Petroleum Co., ADR      3,550,573
19,301   Schlumberger Ltd.      926,641
7,045   Sempra Energy      163,162
3,281   Sunoco, Inc.      119,953
9,365   TXU Corp.      422,362
10,559   Transocean Sedco Forex, Inc.      298,820
8,208   Unocal Corp.      269,961
11,268   Xcel Energy, Inc.      307,729

--------------------------------------------------------------------------------

    Total      22,796,990

--------------------------------------------------------------------------------

    Finance--17.7%
17,518   AFLAC, Inc.      479,993
8,734   Aon Corp.      312,939
25,858   Allstate Corp.      885,378


(See Notes to Portfolios of Investments)

36

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Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Common Stocks--continued
    Finance--continued

3,586   Ambac Financial Group, Inc.    $        201,103
45,350   American Express Co.      1,492,468
89,139   American International Group, Inc.      7,345,054
13,646   Amsouth Bancorporation      249,995
14,993   BB&T Corp.      512,011
55,987   Bank of America Corp.      3,436,482
25,369   Bank of New York Co., Inc.      995,480
39,568   Bank One Corp.      1,481,426
3,228   Bear Stearns Cos., Inc.      185,610
5,217   CIGNA Corp.      475,947
6,751   Capital One Financial Corp.      337,753
7,905   Charter One Financial, Inc.      217,783
6,087   Chubb Corp.      426,455
5,742   Cincinnati Financial Corp.      221,584
171,228   Citigroup, Inc.      8,201,821
6,067   Comerica, Inc.      311,601
16,400   (1)Concord EFS, Inc.      491,344
11,029   (1)Conseco, Inc.      46,653
3,845   Countrywide Credit Industries, Inc.      163,336
13,845   Equity Office Properties Trust      412,581
9,140   Equity Residential Properties Trust      264,603
34,509   Fannie Mae      2,712,407
19,432   Fifth Third Bancorp      1,167,669
36,934   FleetBoston Financial Corp.      1,357,325
8,756   Franklin Resources, Inc.      313,027
23,986   Freddie Mac      1,587,154
5,921   Golden West Financial Corp.      306,116
7,642   Hartford Financial Services Group, Inc.      452,406
27,594   Honeywell International, Inc.      914,465
16,653   Household International, Inc.      982,360
8,870   Huntington Bancshares, Inc.      143,605
67,786   J.P. Morgan Chase & Co.      2,556,888
5,430   Jefferson-Pilot Corp.      241,635
10,530   John Hancock Financial Services, Inc.      414,250
14,766   KeyCorp      338,141
8,782   Lehman Brothers Holdings, Inc.      580,929
6,953   Lincoln National Corp.      331,658
6,706   Loews Corp.      381,102
5,130   MBIA Inc.      261,271
29,210   MBNA Corp.      941,730
3,737   MGIC Investment Corp.      218,801
9,134   Marsh & McLennan Cos., Inc.      977,064
17,351   Mellon Financial Corp.      648,754
27,306   Merrill Lynch & Co., Inc.      1,367,758
26,346   MetLife, Inc.      722,671
5,682   Moody's Corp.      196,995
38,603   Morgan Stanley, Dean Witter & Co.      2,142,467

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

21,661   National City Corp.    $        606,508
5,870   Niagara Mohawk Holdings, Inc.      104,134
7,603   Northern Trust Corp.      439,758
10,409   PNC Financial Services Group      603,202
2,492   Progressive Corp.      365,153
9,645   Providian Financial Corp.      25,752
8,267   Regions Financial Corp.      237,842
6,192   Robert Half International, Inc.      166,874
4,823   SAFECO Corp.      155,108
47,307   Schwab (Charles) Corp.      679,329
10,736   SouthTrust Corp.      262,710
7,097   St. Paul Cos., Inc.      334,127
10,996   State Street Corp.      575,531
8,069   (1)Stilwell Financial, Inc.      191,397
10,300   SunTrust Banks, Inc.      651,578
9,508   Synovus Financial Corp.      223,438
3,498   T. Rowe Price Group, Inc.      110,887
4,394   Torchmark Corp.      173,343
65,974   U.S. Bancorp      1,252,187
8,079   UNUM Provident      208,438
5,714   USA Education, Inc.      486,090
4,366   Union Planters Corp.      189,528
53,627   Wachovia Corp.      1,447,806
30,150   Washington Mutual, Inc.      943,092
58,261   Wells Fargo & Co.      2,493,571
4,290   XL Capital Ltd.      398,884
3,150   Zions Bancorp      152,082

--------------------------------------------------------------------------------

    Total      64,886,397

--------------------------------------------------------------------------------

    Health Care--14.1%
52,240   Abbott Laboratories      2,873,200
4,701   Aetna Inc.      146,530
4,514   Allergan, Inc.      340,762
44,771   American Home Products Corp.      2,690,737
3,480   AmerisourceBergen Corp.      207,025
35,669   (1)Amgen, Inc.      2,369,492
1,839   Bard (C.R.), Inc.      116,004
1,914   Bausch & Lomb, Inc.      63,640
19,538   Baxter International, Inc.      1,015,976
8,405   Becton, Dickinson & Co.      284,677
5,148   (1)Biogen, Inc.      303,269
8,458   Biomet, Inc.      236,739
13,329   (1)Boston Scientific Corp.      354,551
66,931   Bristol-Myers Squibb Co.      3,598,211
14,406   Cardinal Health, Inc.      984,218
6,242   (1)Chiron Corp.      270,903


(See Notes to Portfolios of Investments)

37

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Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

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Common Stocks--continued
    Health Care--continued

6,046   (1)Forest Laboratories, Inc.    $        428,057
10,229   Guidant Corp.      499,277
19,604   HCA/Healthcare Co.      760,439
8,370   (1)Health Management Association, Class A      163,299
14,169   (1)HEALTHSOUTH Corp.      208,568
5,540   (1)Humana, Inc.      69,693
17,950   (1)Immunex Corp.      484,650
103,073   Johnson & Johnson      6,004,002
8,398   (1)King Pharmaceuticals, Inc.      334,576
38,591   Lilly (Eli) & Co.      3,190,318
3,769   (1)Manor Care, Inc.      88,006
9,131   McKesson HBOC, Inc.      340,312
6,834   (1)Medimmune, Inc.      301,379
41,136   Medtronic, Inc.      1,944,910
78,920   Merck & Co., Inc.      5,346,830
214,520   Pfizer, Inc.      9,290,861
44,186   Pharmacia Corp.      1,961,858
2,901   Pinnacle West Capital Corp.      121,117
3,929   (1)Quintiles Transnational Corp.      65,025
50,383   Schering Plough Corp.      1,800,185
2,868   St. Jude Medical, Inc.      213,666
6,665   Stryker Corp.      365,975
10,570   (1)Tenet Healthcare Corp.      634,200
11,597   UnitedHealth Group, Inc.      828,606
774   (1)Viasys Healthcare, Inc.      13,778
6,693   (1)Zimmer Holdings, Inc.      215,916

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    Total      51,531,437

--------------------------------------------------------------------------------

    Technology--19.6%

26,335   (1)ADC Telecommunications, Inc.      116,927
151,304   (1)AOL Time Warner, Inc.      5,280,510
8,201   Adobe System, Inc.      263,088
11,630   (1)Advanced Micro Devices, Inc.      157,703
15,441   (1)Agilent Technologies, Inc.      421,076
13,571   (1)Altera Corp.      308,876
12,251   (1)Analog Devices, Inc.      520,667
3,085   (1)Andrew Corp.      64,816
10,811   (1)Apple Computer, Inc.      230,274
6,753   Applera Corp.      223,524
27,035   (1)Applied Materials, Inc.      1,074,371
10,163   (1)Applied Micro Circuits Corp.      138,522
1,486   Autodesk, Inc.      55,279
21,757   Automatic Data Processing, Inc.      1,206,643
9,350   (1)Avaya, Inc.      106,309
7,096   (1)BMC Software, Inc.      118,858
7,970   (1)Broadcom Corp.      350,600

Shares        Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

11,180   (1)CIENA Corp.    $        198,445
249,209   (1)Cisco Systems, Inc.      5,093,832
6,049   (1)Citrix Systems, Inc.      135,316
57,809   Compaq Computer Corp.      586,761
20,140   Computer Associates International, Inc.      670,058
5,387   (1)Computer Sciences Corp.      256,691
12,520   (1)Compuware Corp.      139,974
6,343   (1)Comverse Technology, Inc.      135,677
8,312   (1)Conexant Systems, Inc.      123,766
87,847   (1)Dell Computer Corp.      2,453,567
74,846   EMC Corp.-Mass      1,256,664
10,203   Eastman Kodak Co.      308,845
16,024   Electronic Data Systems Corp.      1,109,181
5,160   Equifax, Inc.      128,432
13,541   First Data Corp.      991,743
10,701   (1)Gateway, Inc.      100,589
66,186   Hewlett-Packard Co.      1,455,430
228,838   Intel Corp.      7,473,849
59,959   International Business Machines Corp.      6,930,661
2,530   International Game Technology      156,835
6,940   (1)Intuit, Inc.      304,666
44,198   (1)JDS Uniphase Corp.      445,516
6,484   (1)Jabil Circuit, Inc.      170,529
5,901   (1)KLA-Tencor Corp.      296,407
12,209   (1)LSI Logic Corp.      198,396
10,519   Linear Technology Corp.      431,595
113,535   (1)Lucent Technologies, Inc.      831,076
10,959   (1)Maxim Integrated Products, Inc.      600,663
2,681   (1)Mercury Interactive Corp.      82,548
20,321   Micron Technology, Inc.      551,918
182,651   (1)Microsoft Corp.      11,728,021
6,652   Molex, Inc.      191,178
72,666   Motorola, Inc.      1,209,162
3,338   (1)NCR Corp.      128,279
4,770   (1)NVIDIA Corp.      260,633
5,632   (1)National Semiconductor Corp.      169,692
10,605   (1)Network Appliance, Inc.      163,635
108,974   (1)Nortel Networks Corp.      849,997
12,235   (1)Novell, Inc.      52,121
4,834   (1)Novellus Systems, Inc.      184,030
191,764   (1)Oracle Corp.      2,690,449
5,610   (1)PMC-Sierra, Inc.      127,852
20,198   (1)Palm, Inc.      70,491
8,807   (1)Parametric Technology Corp.      77,061
9,321   (1)Peoplesoft, Inc.      325,396
4,122   PerkinElmer, Inc.      114,262


(See Notes to Portfolios of Investments)

38

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Equity Index Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

2,482   (1)Power-One, Inc.    $ 24,770
3,062   (1)Qlogic Corp.      151,416
25,337   (1)Qualcomm, Inc.      1,487,789
13,106   Raytheon Co.      429,484
10,145   (1)Sanmina Corp.      217,103
3,926   (1)Sapient Corp.      24,655
5,028   Scientific-Atlanta, Inc.      135,203
14,098   (1)Siebel Systems, Inc.      315,090
27,581   (1)Solectron Corp.      405,441
110,747   (1)Sun Microsystems, Inc.      1,577,037
7,440   Symbol Technologies, Inc.      123,653
3,640   (1)TMP Worldwide, Inc.      150,296
3,254   (1)Tektronix, Inc.      73,150
13,442   (1)Tellabs, Inc.      205,394
5,766   (1)Teradyne, Inc.      160,641
58,800   Texas Instruments, Inc.      1,884,540
9,122   (1)Unisys Corp.      108,552
13,999   (1)Veritas Software Corp.      544,421
6,099   (1)Vitesse Semiconductor Corp.      74,347
22,954   (1)Xerox Corp.      192,814
10,853   (1)Xilinx, Inc.      391,902
18,396   (1)Yahoo, Inc.      286,426

--------------------------------------------------------------------------------

    Total        71,564,056

--------------------------------------------------------------------------------

    Transportation--0.7%
5,091   AMR Corp.      108,744
13,434   Burlington Northern Santa Fe      393,751
7,488   CSX Corp.      280,051
4,699   Delta Air Lines, Inc.      136,177
9,615   (1)FedEx Corp.      440,944
12,996   Norfolk Southern Corp.      251,992
2,223   Ryder Systems, Inc.      45,572
25,995   Southwest Airlines Co.      487,406
2,655   (1)US Airways Group, Inc.      19,886
8,442   Union Pacific Corp.      464,732

--------------------------------------------------------------------------------

    Total      2,629,255

--------------------------------------------------------------------------------

    Utilities--2.7%
18,147   (1)AES Corp.      299,788
4,165   Allegheny Energy, Inc.      145,150
2,862   Allegheny Technologies, Inc.      44,189
4,657   Ameren Corp.      190,378
10,909   American Electric Power Co., Inc.      449,996
6,515   (1)American Power Conversion Corp.      89,646
7,515   Burlington Resources, Inc.      264,077

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Utilities--continued

  10,065   (1)Calpine Corp.    $ 217,001
  5,428   Cinergy Corp.      160,017
  7,369   Consolidated Edison Co.      284,591
  5,814   DTE Energy Co.      240,118
  8,847   Dominion Resources, Inc.      517,107
  26,248   Duke Energy Corp.      948,865
  11,758   (1)Edison International      177,546
  16,725   El Paso Corp.      744,263
  7,841   Entergy Corp.      289,333
  11,306   Exelon Corp.      504,361
  6,180   (1)FIserv, Inc.      241,514
  6,199   FPL Group, Inc.      343,425
  13,171   FirstEnergy Corp.      444,916
  4,577   KeySpan Corp.      151,636
  3,838   Kinder Morgan, Inc.      187,793
  11,574   (1)Mirant Corp.      282,521
  1,697   NICOR, Inc.      66,132
  6,477   NiSource, Inc.      135,369
  13,204   (1)P G & E Corp.      241,633
  5,727   PP&L Corp.      203,709
  1,226   Peoples Energy Corp.      47,103
  7,446   Progress Energy, Inc.      308,637
  7,535   Public Service Enterprises Group, Inc.      305,544
  23,074   Southern Co.      524,934
  4,636   TECO Energy, Inc.      122,437
  10,506   USX Corp.      287,864
  17,535   Williams Cos., Inc. (The)      468,535

--------------------------------------------------------------------------------

    Total      9,930,128

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $180,760,722)      354,551,257

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.9%
$ 3,400,000   United States Treasury Bill, 12/20/2001
 (identified cost $3,396,196)      3,396,974

--------------------------------------------------------------------------------

(3) Repurchase Agreement--1.9%
  6,988,099   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      6,988,099

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $191,145,017)    $ 364,936,330

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

39

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--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Special Values Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    18.20 %
5 Year    11.58 %
Start of Performance (5/7/93) (cumulative)    206.77 %
Start of Performance (5/7/93)    13.97 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index.

**  The  Russell  2000  is  an  unmanaged   index   consisting  of  2,000  small
capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is the trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were 25.43%, 12.92%, 225.49%, and 14.76%, respectively.

40

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--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Special Values Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class B Shares) (the "Fund") from March 26, 1999 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000). **

AVERAGE  ANNUAL TOTAL  RETURN***  FOR THE PERIOD ENDED  NOVEMBER 30, 2001 1 Year
19.42 % Start of Performance (3/26/99) (cumulative) 43.81 % Start of Performance (3/26/99) 14.49 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 3.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Russell 2000 is an unmanaged index consisting of approximately 2,000 small capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

41

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Special Values Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000). **

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 16.08 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The Russell 2000 is an unmanaged index consisting of approximately 2,000 small capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

42

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--------------------------------------------------------------------------------

Wachovia Special Values Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Special Values Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Special Values Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Russell 2000 Small Stock Index (Russell 2000).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    25.74 %
5 Year    13.17 %
Start of Performance (7/23/96) (cumulative)    113.61 %
Start of Performance (7/23/96)    15.21 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Russell 2000 is an unmanaged index of approximately 2,000 small capitalization common stocks and is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Russell 2000 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

43

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--73.5%
    Basic Materials--8.9%
176,000   (1)American Pacific Corp.    $ 1,293,600
231,700   (1)Chase Industries, Inc.      2,120,055
59,700   Deltic Timber Corp.      1,575,483
118,332   (1)Kadant, Inc.      1,629,432
133,980   Lafarge Corp.      4,907,686
53,600   (1)Mueller Industries, Inc.      1,717,880
91,950   Roanoke Electric Corp.      1,254,198
130,550   Rock-Tenn Co.      1,840,755
87,800   Texas Industries, Inc.      3,051,050
142,700   Universal Corp.      5,228,528

--------------------------------------------------------------------------------

    Total        24,618,667

--------------------------------------------------------------------------------

    Capital Goods--13.7%
153,600   Ampco-Pittsburgh Corp.      1,416,192
133,875   Briggs & Stratton Corp.      5,170,253
175,550   Butler Manufacturing Co.      4,611,699
134,065   Centex Construction Products, Inc.      3,988,434
141,200   (1)EMCOR Group, Inc.      6,417,540
21,170   Franklin Electronics, Inc.      1,658,670
122,750   Granite Construction, Inc.      2,995,100
22,600   Millipore Corp.      1,349,220
110,000   National Service Industries, Inc.      275,000
162,825   Smith (A.O.) Corp.      2,911,311
106,000   Superior Industries International, Inc.      4,139,300
59,350   (1)Thermo Electron Corp.      1,287,895
53,100   Wescast Industries, Inc.      1,588,752

--------------------------------------------------------------------------------

    Total      37,809,366

--------------------------------------------------------------------------------

    Consumer Cyclicals--9.9%
13,500   Allen Organ Co., Class B      438,750
46,400   (1)Buckhead America Corp.      62,640
113,012   (1)Cendant Corp.      1,925,723
71,300   (1)Championship Auto Racing Teams, Inc.      1,037,415
239,980   Cordiant Communications Group PLC, ADR      1,559,870
49,200   Deluxe Corp.      1,944,384
67,376   Global Payments, Inc.      2,250,357
2,500   Grey Global Group, Inc.      1,520,000
86,500   (1)Heidrick & Struggles International, Inc.      1,452,335

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Consumer Cyclicals--continued

428,495   (1)La Quinta Properties, Inc.    $ 2,618,103
130,080   Liberty Corp.      5,424,336
145,000   (1)Oneita Industries, Inc.      15
46,500   Raven Industries, Inc.      1,011,375
66,800   Skyline Corp.      2,030,720
149,340   (1)Supreme Industries, Inc., Class A      557,038
140,300   Velco Industries NV      1,560,136
95,130   (1)Young Broadcasting, Inc., Class A      1,902,600

--------------------------------------------------------------------------------

    Total        27,295,797

--------------------------------------------------------------------------------

    Consumer Staples--4.9%
148,945   (1)Alltrista Corp.      2,368,226
29,100   CBRL Group, Inc.      751,653
50,800   Deb Shops, Inc.      1,252,728
43,120   (1)Gtech Holdings Corp.      1,935,657
54,960   (1)Lands' End, Inc.      2,525,412
41,910   Lone Star Steakhouse & Saloon, Inc.      579,615
130,800   (1)M & F Worldwide Corp.      591,216
5,500   (1)Nautica Enterprise, Inc.      71,500
25,570   (1)Neiman-Marcus Group, Inc., Class B      720,818
204,700   (1)Omega Protein Corp.      624,335
37,750   (1)Payless ShoeSource, Inc.      2,087,953

--------------------------------------------------------------------------------

    Total      13,509,113

--------------------------------------------------------------------------------

    Energy--4.6%

61,300   (1)Atwood Oceanics, Inc.      1,967,730
161,640   Berry Petroleum Co., Class A      2,497,338
58,800   Cabot Oil & Gas Corp., Class A      1,298,892
103,464   (1)Forest Oil Corp.      2,694,203
81,250   Patina Oil & Gas Corp.      2,221,375
39,400   (1)Prima Energy Corp.      858,132
51,000   (1)Tom Brown, Inc.      1,193,400

--------------------------------------------------------------------------------

    Total      12,731,070

--------------------------------------------------------------------------------

    Finance--16.0%
17,180   BB&T Corp.      586,697
99,300   CNA Surety Corp.      1,465,668
154,400   Charter Municipal Mortgage
 Acceptance Co.      2,445,696


(See Notes to Portfolios of Investments)

44

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

76,700   Eaton Vance Corp.    $ 2,475,876
82,988   Equity Residential Properties Trust      2,402,503
157,725   Forest City Enterprises, Inc., Class A      5,386,309
68,100   IPC Holdings Ltd.      1,777,410
21,900   Investment Technology Group, Inc.      1,259,250
120,300   John Nuveen & Co., Inc., Class A      5,954,850
64,800   (1)Knight Trading Group, Inc.      754,272
128,660   LandAmerica Financial Group, Inc.      3,152,170
63,500   Leucadia National Corp.      1,704,340
14,400   Liberty Financial Cos., Inc.      480,528
50,500   Merchants Group, Inc.      1,148,875
147,336   Radian Group, Inc.      5,642,969
48,265   (1)Standard Management Corp.      294,417
210,900   (1)Stewart Information Services Corp.      4,279,161
5   The News Corp. Ltd., ADR      130
9,250   White Mountains Insurance Group, Inc.      3,126,500

--------------------------------------------------------------------------------

    Total        44,337,621

--------------------------------------------------------------------------------

    Health Care--3.0%
41,800   Bausch & Lomb, Inc.      1,389,850
168,000   (1)Healthcare Recoveries, Inc.      747,600
41,870   NDCHealth Corp.      1,379,617
184,766   (1)Per-Se Technologies, Inc.      1,613,005
8,671   (1)Viasys Healthcare, Inc.      154,258
111,520   West Pharmaceutical Services, Inc.      3,033,344

--------------------------------------------------------------------------------

    Total      8,317,674

--------------------------------------------------------------------------------

    Real Estate--0.8%
188,830   Aegis Realty, Inc.      2,109,231

--------------------------------------------------------------------------------

    Technology--7.7%
70,200   (1)Adaptec, Inc.      963,846
166,500   (1)Cysive, Inc.      391,275
53,100   (1)ESCO Technologies, Inc.      1,585,035
24,300   (1)Eagle Point Software Corp.      147,015
108,500   (1)EarthLink Network, Inc.      1,605,800
99,950   (1)Electroglas, Inc.      1,419,290
6,200   (1)Energizer Holdings, Inc.      114,700
49,600   Harris Corp.      1,582,240
68,300   (1)Imation Corp.      1,480,744

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

  80,300   (1)Information Resources, Inc.    $ 655,248
  168,450   (1)Kemet Corp.      2,846,805
  93,900   (1)Kulicke & Soffa Industries, Inc.      1,475,169
  131,510   Nam Tai Electronics, Inc.      2,033,145
  49,000   (1)Parametric Technology Corp.       428,750
  61,800   (1)Quantum Corp.--DLT & Storage Systems      587,100
  24,393   (1)Roxio, Inc.      353,211
  131,860   (1) Standard Microsystems Corp.      1,822,305
  94,700   United Industrial Corp.      1,638,310
  167,400   (1)Viant Corp.      217,620
  75,750   (1)Xanser Corp.      151,500

--------------------------------------------------------------------------------

    Total        21,499,108

--------------------------------------------------------------------------------

    Transportation--3.3%
  82,031   (1)A.C.L.N. Ltd.      2,707,023
  94,300   (1)Arkansas Best Corp.      2,302,806
  48,100   Teekay Shipping Corp.      1,455,506
  78,800   USFreightways Corp.      2,680,776

--------------------------------------------------------------------------------

    Total      9,146,111

--------------------------------------------------------------------------------

    Utilities--0.7%
  66,800   UGI Corp.      1,967,260

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $154,462,052)      203,341,018

--------------------------------------------------------------------------------

Preferred Stock--0.5%
    Finance--0.5%
  85,900   Price Legacy Corp., Pfd.
 (identified cost $1,147,244)      1,287,641

--------------------------------------------------------------------------------

Corporate Bonds--0.2%
    Health Care--0.2%
$ 600,000   Medaphis Corp., Company Guarantee, (Series B), 9.50%, 2/15/2005
      528,000

--------------------------------------------------------------------------------

    Technology--0.0%

  200,000   Quantum Corp.-DLT & Storage Systems, Conv. Bond, 7.00%, 8/1/2004
      178,860

--------------------------------------------------------------------------------

    Total Corporate Bonds (identified cost $608,000)      706,860

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

45

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Special Values Fund

Principal Amount
 or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--1.0%
$ 2,900,000   United States Treasury Bill,
 12/20/2001

 (identified cost $2,896,717)    $   2,897,419

--------------------------------------------------------------------------------

Registered Investment Companies--1.4%
  12,000   iShares Russell 2000 Value Index Fund      1,470,000
  18,800   iShares S&P Small Cap 600/ BARRA Value Index Fund      1,504,752
  138,400   Royce Focus Trust      827,632

--------------------------------------------------------------------------------

    Total Registered Investment Companies (identified cost $3,595,080)
      3,802,384

--------------------------------------------------------------------------------



Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreement--23.7%
$ 65,503,264   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)    $ 65,503,264

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $228,212,357)    $ 277,538,586

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

46

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (11.03)%
5 Year    (5.11)%
Start of Performance (12/23/94) (cumulative)    (9.95)%
Start of Performance (12/23/94)    (1.50)%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (12/23/94) (cumulative) and start of performance (12/23/94) periods were (5.56)%, (3.98)%,(4.46)% and (0.65)%, respectively.

47

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class B Shares)



Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (16.72)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index. ** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

48

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (14.04)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,990) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

49

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--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's International Finance Corporation Investable Index (Total Return Series)
(IFCI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (5.40)%
5 Year    (3.74)%
Start of Performance (7/23/96) (cumulative)    (19.07)%
Start of Performance (7/23/96)    (3.87)%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's Performance assumes reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The IFCI is an unmanaged market capitalization-weighted index comprising more than 1,200 stocks in 78 industries in 31 developing countries around the world. The IFCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

50

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--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--89.9%
    Brazil--5.9%

23,000   (1) Brasil Telecom Participacoes SA, ADR    $ 815,350
60,000   Companhia Cervajaria Brahma, ADR          1,176,000
27,000   Companhia Vale Do Rio Doce      532,258
20,000   Embraer-Empresa Brasileira de Aeronautica SA, ADR      370,000
25,000   (1)Petroleo Brasileiro SA-Petrobras, ADR      503,750
100,000   (1)Petroleo Brasileiro SA, ADR      2,025,000
160,000   (1)Tele Centro Oeste Celular Participacoes SA, ADR      1,033,600
105,000   Tele Norte Leste Participacoes SA, ADR      1,391,250
20,000   Telemig Celular Participacoes SA, ADR      654,200
30,000   Unibanco Uniao de Bancos Brasileiros SA, GDR      594,000

--------------------------------------------------------------------------------

    Total      9,095,408

--------------------------------------------------------------------------------

    Chile--1.5%

39,045   (1)Banco de A. Edwards, ADR      652,052
47,000   Compania Telecomunicacion de Chile, ADR      540,500
25,000   (1)Distribucion y Servicio D&S SA, ADR      300,000
80,000   Empresa Nacional Electricidad SA, ADR      812,800

--------------------------------------------------------------------------------

    Total      2,305,352

--------------------------------------------------------------------------------

    China--2.7%

4,000,000   Beijing Datang Power Generation Co., Ltd., Class H      1,359,175
2,000,000   (1)China Southern Airlines Co., Ltd.      557,774
1,000,000   Huaneng Power International, Inc.      628,297
3,600,000   (1)PetroChina Co. Ltd., Class H      613,937
2,989,000   Yanzhou Coal Mining Co., Class H      958,154

--------------------------------------------------------------------------------

    Total          4,117,337

--------------------------------------------------------------------------------

    Croatia--0.5%

40,000   (4)Pliva D.D., GDR      386,364
18,250   (1)Zagrebacka Banka, GDR      390,094

--------------------------------------------------------------------------------

    Total      776,458

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Czech Republic--1.0%

115,710   Ceska Sporitelna AS    $ 917,752
24,100   (1)Ceske Radiokomunikace, GDR      247,025
50,000   (1)SPT Telecom A.S.      416,464

--------------------------------------------------------------------------------

    Total      1,581,241

--------------------------------------------------------------------------------

    Egypt--0.5%

100,000   (1)Al-Ahram Beverages Co., GDR      686,000

--------------------------------------------------------------------------------

    Hong Kong--7.4%
3,500,000   Brilliance China Automotive Holdings Ltd.      713,566
2,130,000   Chaoda Modern Agriculture      648,653
60,000   Cheung Kong (Holdings) Ltd.      580,855
1,250,000   China Everbright Ltd.      969,694
1,650,000   China Merchants Holdings International Co., Ltd.          1,079,005
410,000   (1)China Mobile (Hong Kong) Ltd.      1,448,355
1,420,000   (1)China Unicom Ltd.      1,620,495
900,000   Cosco Pacific Ltd.      481,802
1,750,000   Denway Motors Ltd.      527,321
2,150,000   Greencool Technology Holdings Ltd.      957,993
44,136   HSBC Holdings PLC      534,803
95,000   Hutchison Whampoa Ltd.      874,007
35,000   Sun Hung Kai Properties Ltd.      256,929
2,100,000   (1)Xinao Gas Holdings Ltd.      686,639

--------------------------------------------------------------------------------

    Total        11,380,117

--------------------------------------------------------------------------------

    Hungary--2.2%

15,000   Danubius Hotels RT      146,868
12,000   EGIS RT      497,321
50,000   MOL Magyar Olay, GDR      897,500
50,000   Matav RT, ADR      820,000
18,000   OTP Bank RT, GDR      1,026,000

--------------------------------------------------------------------------------

    Total      3,387,689

--------------------------------------------------------------------------------

    India--4.5%

60,000   (1)BSES Ltd., GDR      810,000
300,000   Bank of Baroda      261,318
50,000   (1)Bharat Petroleum Corp. Ltd.      198,206
35,000   Cipla Ltd.      809,462
110,000   Grasim Industries Ltd.      683,226
35,000   Hoechst Marion Roussel Ltd.      311,444
49,000   ITC Ltd.      681,737
7,000   Infosys Technologies Ltd.      568,989
50,000   (1)Ranbaxy Laboratories Ltd., GDR      784,842
50,000   Reliance Industries Ltd.      302,316


(See Notes to Portfolios of Investments)

51

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    India--continued

29,800   (1)(4)Reliance Industries Ltd., GDR    $ 376,970
17,600   Reliance Industries Ltd., GDR      223,520
160,000   Satyam Computer Services Ltd.      708,366
20,000   Videsh Sanchar Nigam Ltd.      97,016
20,713   Videsh Sanchar Nigam Ltd. (demat TS)      100,605

--------------------------------------------------------------------------------

    Total              6,918,017

--------------------------------------------------------------------------------

    Indonesia--1.5%
400,000   PT Gudang Garam      317,248
2,375,000   PT Hanjaya Mandala Sampoerna Tbk      771,619
517,500   PT Indosat      410,439
2,833,800   PT Telekomunikasi Indonesia      744,668

--------------------------------------------------------------------------------

    Total      2,243,974

--------------------------------------------------------------------------------

    Israel--2.8%

560,000   (1)Bank Leumi Le-Israel      1,027,681
16,000   (1)Check Point Software Technologies Ltd.      613,600
75,000   (1)RADWARE Ltd.      844,425
20,000   Teva Pharmaceutical Industries Ltd.      1,197,922
10,000   Teva Pharmaceutical Industries Ltd., ADR      585,000

--------------------------------------------------------------------------------

    Total      4,268,628

--------------------------------------------------------------------------------

    Korea, Republic of--18.9%
185,000   (1)Daewoo Shipbuilding & Marine Engineering Co. Ltd.      992,114
150,000   (1)Good Morning Securities Co.      664,826
130,000   Honam Petrochem Cp      1,471,214
90,000   Hyundai Motor Co.      1,802,839
92,000   (1)Kookmin Bank      3,555,205
95,000   Korea Electric Power Corp.      1,723,186
8,000   Korea Telecom Corp.      335,016
73,000   (1)Korea Telecom Corp., ADR      1,697,250
19,300   Pacific Corp.      1,429,235
31,500   Pohang Iron and Steel Co. Ltd.      2,658,123
8,570   SK Telecom Co. Ltd.      1,784,290
92,660   SK Telecom Co. Ltd., ADR      2,112,648
24,527   Samsung Electronics Co.      4,216,787
40,000   Samsung SDI Co. Ltd.      1,829,653
90,000   (1)Shinhan Financial Group Co. Ltd.      1,125,000
18,000   Shinsegae Department Store Co.      1,611,199

--------------------------------------------------------------------------------

    Total          29,008,585

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Malaysia--2.0%

141,555   (1)Digi Swisscom Berhad    $ 174,336
250,000   Genting Berhad      644,737
915,000   Malakoff Berhad      780,157
250,000   Malaysian International Shipping Berhad      440,789
60,000   Malaysian Pacific Industries Berhad      205,263
355,000   Tanjong PLC      780,066

--------------------------------------------------------------------------------

    Total      3,025,348

--------------------------------------------------------------------------------

    Mexico--12.0%

110,000   (1)America Movil SA de CV, ADR      1,908,500
270,299   (1)Cemex SA de CV      1,358,066
900,000   (1)Cifra SA de CV      1,930,307
120,000   Coca-Cola Femsa SA, ADR          2,250,000
35,000   (1)Fomento Economico Mexicano,
 SA de CV, ADR      1,191,400
55,000   (1)Grupo Aeroportuario del Sureste
 SA de CV, Class B, ADR      701,250
1,000,000   (1)Grupo Elektra SA de CV      541,329
2,000,000   Grupo Financiero BBVA Bancomer, SA de CV      1,538,628
50,000   (1)Grupo Televisa SA, GDR      1,735,000
140,000   Telefonos de Mexico, Class L, ADR      4,691,400
60,000   Tubos de Acero de Mexico SA, ADR      474,600

--------------------------------------------------------------------------------

    Total        18,320,480

--------------------------------------------------------------------------------

    Peru--0.7%

45,000   Cia de Minas Buenaventura SA, Class B      404,862
68,721   Credicorp Ltd.      605,432

--------------------------------------------------------------------------------

    Total      1,010,294

--------------------------------------------------------------------------------

    Philippines--0.4%

380,000   (1)ABS-CBN Broadcasting Corp.      190,183
2,900,000   Ayala Corp.      279,115
22,600   Philippine Long Distance Telephone Co., ADR      178,088

--------------------------------------------------------------------------------

    Total      647,386

--------------------------------------------------------------------------------

    Poland--0.9%

50,000   (1)Bank Polska Kasa Opieki Grupa Pekao SA      964,832
50,000   (1)Telekomunikacja Polska SA, GDR      188,000
70,000   Telekomunikacja Polska SA, GDR      259,700

--------------------------------------------------------------------------------

    Total          1,412,532

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

52

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Russia--4.9%

50,000   (1)Gazprom, ADR    $ 473,500
60,000   (1)JSC Mining and Smelting Co. Norilsk Nickel, ADR      805,872
100,000   (1)RAO Unified Energy System, Class S, RDC      1,443,000
260,000   (1)(4)Sun Interbrew Ltd., Class A, GDR, Registered      1,362,400
60,000   (1)Sun Interbrew Ltd., Class B, GDR      309,000
50,000   Surgutneftegaz, ADR      665,750
40,000   (1)Vimpel-Communications            , ADR      1,024,000
21,000   (1)YUKOS, ADR      1,347,696

--------------------------------------------------------------------------------

    Total      7,431,218

--------------------------------------------------------------------------------

    Singapore--0.7%

60,000   City Developments Ltd.      157,908
60,000   DBS Group Holdings Ltd.      373,475
45,000   Singapore Airlines Ltd.      230,965
50,000   United Overseas Bank Ltd.      313,959

--------------------------------------------------------------------------------

    Total          1,076,307

--------------------------------------------------------------------------------

    Slovak Republic--0.2%
55,000   (4)Slovakofarma AS, GDR      92,125
195,000   (4)Slovakofarma AS, GDR, Registered      292,500

--------------------------------------------------------------------------------

    Total      384,625

--------------------------------------------------------------------------------

    South Africa--8.3%
500,000   ABSA Group Ltd.      1,684,466
40,000   Anglo American PLC      601,942
25,000   Anglogold Ltd., ADR      422,250
112,313   Bidvest Group Ltd.      519,584
250,000   Billiton PLC      1,200,774
10,000   Impala Platinum Holdings Ltd.      417,476
67,053   Imperial Holdings Ltd.      414,687
200,000   Iscor Ltd.      153,398
200,000   (1)Kumba Resources Ltd.      547,573
500,000   (1)New Africa Capital Ltd.      393,204
1,200,000   (1)Sanlam Ltd.          1,053,203
50,000   Sappi Ltd.      524,272
130,000   Sasol Ltd.      1,072,816
275,000   South African Breweries PLC      1,804,854
650,000   Standard Bank Investment Corp., Ltd.      1,842,718

--------------------------------------------------------------------------------

    Total      12,653,217

--------------------------------------------------------------------------------


Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Taiwan, Republic of China--7.2%
91,460   (1)Advanced Semiconductor Engineering Inc., ADR    $ 306,391
318,750   (1)Asustek Computer, Inc.      1,273,333
343,351   (1)ChinaTrust Commercial Bank      174,568
54,000   Compeq Manufacturing Co., Ltd.      69,030
324,625   Delta Electronics, Inc.      440,441
500,000   Far Eastern Textile Ltd.      174,317
416,000   Hon Hai Precision Industry Co. Ltd.      1,752,469
455,000   (1)Macronix International Co., Ltd.      292,141
115,000   President Chain Store Corp.      197,124
300,000   Quanta Computer, Inc.      697,269
981,570   (1)Taiwan Cellular Corp.      1,100,773
1,492,000   (1)Taiwan Semiconductor Manufacturing Co.      3,164,323
1,017,500   (1)United Microelectronics Corp. Ltd.      1,167,671
301,300   (1)Yageo Corp.      179,449

--------------------------------------------------------------------------------

    Total      10,989,299

--------------------------------------------------------------------------------

    Thailand--1.4%

550,000   Advanced Information Service Public Co., Ltd.      573,047
20,000   BEC World Public Co. Ltd.      95,650
140,000   BEC World Public Co. Ltd., Foreign      675,928
1,236,000   (1)Shin Corps. Public Co. Ltd.      492,598
150,000   (1)Shin Satellite Public Co. Ltd.      95,650
300,000   Shinawatra Satellite Public Co., Ltd.      191,300

--------------------------------------------------------------------------------

    Total      2,124,173

--------------------------------------------------------------------------------

    Turkey--1.8%

34,079,842   (1)Anadolu Efes Biracilik ve Malt Sanayii AS      715,607
97,212,497   Haci Omer Sabanci Holding AS      446,050
300,000,000   Hurriyet Gazetecilik ve Matbaacilik AS      709,800
344,250,000   Yapi ve Kredi Bankasi AS      860,969

--------------------------------------------------------------------------------

    Total        2,732,426

--------------------------------------------------------------------------------

    Total Common Stocks

 (identified cost $134,401,805)      137,576,111

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

53

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Emerging Markets Fund

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Preferred Stocks--3.2%
    Brazil--2.7%

  8,000,000   Banco Itau SA, Pfd.    $ 552,768
  60,000,000   Centrais Eletricas Brasileiras SA, Pfd., Series B      733,572
  220,000,000   Companhia Paranaense de Energia-Copel, Pfd., Series B
                1,328,236
  72,081,404   (1)Telemar Norte Leste SA, Pfd., Series A      1,538,655

--------------------------------------------------------------------------------

    Total          4,153,231

--------------------------------------------------------------------------------

    Russia--0.5%

  4,000,000   Surgutneftegaz, Pfd.      688,000

--------------------------------------------------------------------------------

    Total Preferred Stocks
 (identified cost $5,268,091)      4,841,231

--------------------------------------------------------------------------------

Corporate Bond--0.0%
    Brazil--0.0%

$ 53,500   Companhia Vale Do Rio Doce, Conv. Deb., 12/12/2009
(identified cost $229)      213

--------------------------------------------------------------------------------


Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--4.1%
    India--0.2%

  40,100   (1)The Morgan Stanley India Investment Fund, Inc.    $ 346,865

--------------------------------------------------------------------------------

    South Africa--0.3%
  54,279   Southern Africa Fund, Inc.      488,511

--------------------------------------------------------------------------------

    Taiwan, Republic of China--1.1%
  428,600   ROC Taiwan Fund      1,615,822

--------------------------------------------------------------------------------

    United States--2.5%
  3,860,739   (1)Bank of New York Cash Reserve Fund (at net asset value)
      3,860,739

--------------------------------------------------------------------------------

    Total Registered Investment Companies
 (identified cost $8,167,179)      6,311,937

--------------------------------------------------------------------------------

(3) Repurchase Agreement--4.1%
$ 6,356,699   Goldman Sachs Group LP, 2.11%, dated 11/30/2001, due 12/3/2001
(at amortized cost)      6,356,699

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $154,194,003)    $ 155,086,191

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

54

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class A Shares) (the "Fund") from July 30, 1999 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE  ANNUAL TOTAL  RETURN***  FOR THE PERIOD ENDED  NOVEMBER 30, 2001 1 Year
(25.99)%  Start  of  Performance   (7/30/99)   (cumulative)  (24.72)%  Start  of
Performance (7/30/99) (11.43)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to January 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, start of performance (7/30/99) (cumulative) and start of performance (7/30/99) periods were (21.47)%, (20.13)% and (9.16)%, respectively.

55

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class B Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (30.25)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflect a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends an distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

56

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class C Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (27.50)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

57

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Personal Equity Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class Y Shares) (the "Fund") from July 30, 1999 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500).**

AVERAGE  ANNUAL  TOTAL  RETURN FOR THE PERIOD  ENDED  NOVEMBER  30,  2001 1 Year
(21.36)%  Start  of  Performance   (7/30/99)   (cumulative)  (19.70)%  Start  of
Performance (7/30/99) (8.95)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividend and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

58

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--------------------------------------------------------------------------------

Wachovia Personal Equity Fund
Portfolio of Investments

November 30, 2001

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--95.8%
    Basic Materials--1.9%
146,485   Alcoa, Inc.    $     5,654,321

--------------------------------------------------------------------------------

    Capital Goods--11.6%
320,125   General Electric Co.      12,324,813
58,880   (1)Lexmark International Group, Class A      3,042,330
195,965   Tyco International Ltd.        11,522,742
127,890   United Technologies Corp.      7,698,978

--------------------------------------------------------------------------------

    Total      34,588,863

--------------------------------------------------------------------------------

    Communication Services--4.3%
219,580   Sprint Corp.-PCS Group      5,478,521
157,955   Verizon Communications, Inc.      7,423,885

--------------------------------------------------------------------------------

    Total      12,902,406

--------------------------------------------------------------------------------

    Consumer Cyclicals--7.3%
123,835   Centex Corp.      5,596,104
165,675   (1)Linens 'N Things, Inc.      3,976,200
236,910   Lowe's Cos., Inc.      10,734,392
48,380   Starwood Hotels & Resorts Worldwide, Inc.      1,313,033

--------------------------------------------------------------------------------

    Total      21,619,729

--------------------------------------------------------------------------------

    Consumer Staples--8.9%
63,905   Kimberly-Clark Corp.      3,717,354
295,740   (1)Kroger Co., Inc.      7,488,137
292,815   (1)Liberty Media Corp., Class A      3,850,517
54,285   Philip Morris Cos., Inc.      2,560,623
202,040   (1)Viacom, Inc., Class B      8,819,046

--------------------------------------------------------------------------------

    Total      26,435,677

--------------------------------------------------------------------------------

    Energy--5.2%

307,610   Exxon Mobil Corp.      11,504,614
73,755   Phillips Petroleum Co.      4,102,991

--------------------------------------------------------------------------------

    Total      15,607,605

--------------------------------------------------------------------------------

    Finance--18.4%

175,780   American Express Co.      5,784,920
107,890   American International Group, Inc.      8,890,136
98,680   Bank of New York Co., Inc.      3,872,203
320,785   Citigroup, Inc.      15,365,601
95,215   Freddie Mac      6,300,377
98,145   J.P. Morgan Chase & Co.      3,702,029
56,815   Morgan Stanley, Dean Witter & Co.      3,153,232
43,030   PNC Financial Services Group      2,493,588

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Finance--continued

  127,565   Wells Fargo & Co.    $ 5,459,782

--------------------------------------------------------------------------------

    Total      55,021,868

--------------------------------------------------------------------------------

    Health Care--14.6%
  70,785   American Home Products Corp.      4,254,179
  152,710   Bristol-Myers Squibb Co.      8,209,690
  132,220   Johnson & Johnson      7,701,815
  170,670   Medtronic, Inc.      8,069,278
  323,885   Pfizer, Inc.      14,027,459
  22,360   (1)Tenet Healthcare Corp.      1,341,600

--------------------------------------------------------------------------------

    Total      43,604,021

--------------------------------------------------------------------------------

    Technology--19.3%

  241,575   (1)AOL Time Warner, Inc.      8,430,968
  292,255   (1)Cisco Systems, Inc.      5,973,692
  214,325   (1)EMC Corp.-Mass      3,598,517
  190,430   Intel Corp.      6,219,444
  42,290   (1)KLA-Tencor Corp.      2,124,227
  204,540   (1)Microsoft Corp.      13,133,513
  264,935   Nokia Oyj, Class A, ADR      6,096,154
  261,325   (1)Sun Microsystems, Inc.      3,721,268
  183,480   Texas Instruments, Inc.      5,880,534
  58,595   (1)Veritas Software Corp.      2,278,760

--------------------------------------------------------------------------------

    Total      57,457,077

--------------------------------------------------------------------------------

    Utilities--4.3%

  106,775   (1)BJ Services Co.      2,974,751
  216,860   Duke Energy Corp.      7,839,489
  47,445   El Paso Corp.      2,111,302

--------------------------------------------------------------------------------

    Total      12,925,542

--------------------------------------------------------------------------------

    Total Common Stocks

 (identified cost $207,875,457)      285,817,109

--------------------------------------------------------------------------------

(2) U.S. Treasury Obligation--0.5%
$ 1,500,000   United States Treasury Bill, 12/20/2001
 (identified cost $1,498,322)      1,498,665

--------------------------------------------------------------------------------

(3) Repurchase Agreement--3.9%
  11,690,393   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      11,690,393

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $221,064,172)    $ 299,006,167

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

59

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Balanced Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (14.93)%
5 Year    6.03%
Start of Performance (5/7/93) (cumulative)    109.69%
Start of Performance (5/7/93)    9.02%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

    *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to Janaury 31, 2000. As of January 31, 2000, the Fund's maximum sales charge is 5.75%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lehman Aggregate have been adjusted to reflect reinvestment of dividends on securities in the indices.

  **The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were (9.71)%, 7.29%, 122.48% and 9.78%, respectively.

60

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Balanced Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (14.41)%
5 Year    6.25%
Start of Performance (7/23/96) (cumulative)    55.95%
Start of Performance (7/23/96)    8.65%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 2.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lehman Aggregate have been adjusted to reflect the reinvestment of dividends on securities in the indices. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

61

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Balanced Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) (15.99)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,990) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Lehman Aggregate have been adjusted to reflect reinvestment of dividends on securities in the indices. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

62

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Balanced Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Balanced Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    (9.54)%
5 Year    7.55%
Start of Performance (7/23/96) (cumulative)    65.04%
Start of Performance (7/23/96)    9.80%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lehman Aggregate have been adjusted to reflect the reinvestment of dividends on securities in the indices. ** The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The S&P 500 and the Lehman Aggregate are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

63

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund
Portfolio of Investments

November 30, 2001



Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--55.3%
    Basic Materials--2.1%
101,576   Alcoa, Inc.    $ 3,920,834
33,533   Du Pont (E.I.) de Nemours & Co.      1,486,853
62,540   Praxair, Inc.      3,309,617
46,114   (1)Watson Pharmaceuticals, Inc.      1,380,192

--------------------------------------------------------------------------------

    Total        10,097,496

--------------------------------------------------------------------------------

    Capital Goods--5.9%
49,967   Dover Corp.      1,841,784
259,413   General Electric Co.      9,987,400
27,680   (1)Lexmark International, Inc.      1,430,226
21,552   Textron, Inc.      854,537
153,465   Tyco International Ltd.      9,023,742
86,424   United Technologies Corp.      5,202,725

--------------------------------------------------------------------------------

    Total      28,340,414

--------------------------------------------------------------------------------

    Communication Services--2.4%
223,338   (1)Sprint PCS Group      5,572,283
124,827   Verizon Communications, Inc.      5,866,869

--------------------------------------------------------------------------------

    Total      11,439,152

--------------------------------------------------------------------------------

    Consumer Cyclicals--3.3%
76,532   Centex Corp.      3,458,481
132,777   (1)Linens 'N Things, Inc.      3,186,648
175,490   Lowe's Cos., Inc.      7,951,452
52,476   Starwood Hotels & Resorts Worldwide, Inc.      1,424,199

--------------------------------------------------------------------------------

    Total      16,020,780

--------------------------------------------------------------------------------

    Consumer Staples--5.3%
47,369   Avon Products, Inc.      2,261,396
27,110   Harley Davidson, Inc.      1,425,444
57,686   Kimberly-Clark Corp.      3,355,595
210,069   (1)Liberty Media Corp., Class A      2,762,407
106,047   Philip Morris Cos., Inc.      5,002,237
211,226   (1)The Kroger Co.      5,348,242
114,226   (1)Viacom, Inc., Class B      4,985,965

--------------------------------------------------------------------------------

    Total      25,141,286

--------------------------------------------------------------------------------

    Energy--3.8%

14,748   Anadarko Petroleum Corp.      765,421
144,429   Conoco, Inc., Class A      3,953,022
90,235   ENSCO International, Inc.      1,815,528
42,795   El Paso Energy Corp.      1,904,377
175,548   Exxon Mobil Corp.      6,565,495
50,432   Phillips Petroleum Co.      2,805,532

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Energy--continued

16,014   Valero Energy Corp.    $ 560,490

--------------------------------------------------------------------------------

    Total        18,369,865

--------------------------------------------------------------------------------

    Finance--11.1%

125,191   American Express Co.      4,120,036
86,757   American International Group, Inc.      7,148,777
52,719   Bank of America Corp.      3,235,892
62,912   Bank of New York Co., Inc.      2,468,667
231,836   Citigroup, Inc.      11,104,944
26,952   Franklin Resources, Inc.      963,534
84,368   Freddie Mac      5,582,631
49,717   Honeywell International, Inc.      1,647,621
99,646   J.P. Morgan Chase & Co.      3,758,647
28,083   MBIA Insurance Corp.      1,430,267
62,203   MBNA Corp.      2,005,425
12,228   Marsh & McLennan Cos., Inc.      1,308,029
42,098   Morgan Stanley, Dean Witter & Co.      2,336,439
31,718   PNC Financial Services Group      1,838,058
97,907   Wells Fargo Co.      4,190,420

--------------------------------------------------------------------------------

    Total      53,139,387

--------------------------------------------------------------------------------

    Health Care--7.8%
60,901   American Home Products Corp.      3,660,150
69,247   (1)Amgen, Inc.      4,600,078
55,853   Bristol-Myers Squibb Co.      3,002,657
29,354   (1)Genzyme Corp.      1,603,315
78,691   Johnson & Johnson      4,583,751
90,129   Medtronic, Inc.      4,261,299
53,457   Merck & Co., Inc.      3,621,712
238,992   Pfizer, Inc.      10,350,744
27,354   (1)Tenet Healthcare Corp.      1,641,240

--------------------------------------------------------------------------------

    Total      37,324,946

--------------------------------------------------------------------------------

    Technology--11.6%

220,351   (1)AOL Time Warner, Inc.      7,690,250
24,953   Automatic Data Processing, Inc.      1,383,893
192,428   (1)Cisco Systems, Inc.      3,933,228
158,730   (1)EMC Corp.-Mass      2,665,077
116,331   Intel Corp.      3,799,370
46,514   (1)KLA-Tencor Corp.      2,336,398
67,112   (1)Microchip Technology, Inc.      2,423,414
51,689   (1)Micromuse, Inc.      820,821
159,450   (1)Microsoft Corp.      10,238,284
127,430   (1)Network Appliance, Inc.      1,966,245


(See Notes to Portfolios of Investments)

64

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Technology--continued

  141,557   (1)Network Associates, Inc.    $ 3,248,733
  147,971   Nokia Oyj, Class A, ADR      3,404,813
  86,087   (1)Sun Microsystems, Inc.      1,225,879
  74,012   (1)TMP Worldwide, Inc.      3,055,955
  127,090   Texas Instruments, Inc.      4,073,235
  83,593   (1)Veritas Software Corp.      3,250,932

--------------------------------------------------------------------------------

    Total        55,516,527

--------------------------------------------------------------------------------

    Utilities--2.0%

  120,760   (1)BJ Services Co.      3,364,374
  89,619   (1)Calpine Corp.      1,932,186
  116,793   Duke Energy Corp.      4,222,067

--------------------------------------------------------------------------------

    Total      9,518,627

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $216,557,487)      264,908,480

--------------------------------------------------------------------------------

Asset-Backed Securities--1.3%
$ 4,000,000   American Express Credit Account Master Trust 1997-1,
Class A, 6.40%, 4/15/2005      4,116,240
  2,025,000   Carco Auto Loan Master Trust 1999-4, Class A, 6.43%,
11/15/2004      2,095,037

--------------------------------------------------------------------------------

    Total Asset-Backed Securities (identified cost $6,021,211)      6,211,277

--------------------------------------------------------------------------------

Corporate Bonds--18.5%
    Basic Materials--0.8%
  1,500,000   Alcoa, Inc., Bond, 6.00%, 1/15/2012      1,505,640
  1,365,000   Du Pont (E.I.) de Nemours & Co., Note, 6.75%, 10/15/2004
                 1,465,710
  750,000   Temple-Inland, Inc., Unsecd. Note, 7.25%, 9/15/2004      778,448

--------------------------------------------------------------------------------

    Total      3,749,798

--------------------------------------------------------------------------------

    Communication Services--1.4%
  1,000,000   New England Telephone & Telegraph, Note, 5.875%, 4/15/2009
                 984,060
  3,980,000   New York Telephone Co., Deb., 6.00%, 4/15/2008      4,070,585
  1,368,000   Worldcom, Inc., 8.00%, 5/15/2006      1,476,865

--------------------------------------------------------------------------------

    Total      6,531,510

--------------------------------------------------------------------------------

    Consumer Cyclicals--0.8%
  3,000,000   Carnival Corp., Unsecd. Note, 7.05%, 5/15/2005      3,020,880

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Consumer Cyclicals--continued

$ 697,000   K Mart Corp., Note, 9.375%, 2/1/2006    $ 644,725

--------------------------------------------------------------------------------

    Total          3,665,605

--------------------------------------------------------------------------------

    Consumer Staples--1.1%
  5,145,000   Coca-Cola Enterprises, Inc., Bond, 6.75%, 1/15/2038      5,308,096

--------------------------------------------------------------------------------

    Finance--11.2%

  1,100,000   Associates Corp. of North America, Sr. Note, 5.75%, 11/1/2003
                 1,145,221
  750,000   Bank of America Corp., Note, 6.625%, 6/15/2004      800,040
  2,642,000   Bank of America Corp., Sub. Note, 7.40%, 1/15/2011      2,876,028
  865,000   Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008      952,564
  2,100,000   CS First Boston Mortgage Securities Corp. 2001-CK1, Class A3,
              6.38%, 12/18/2010      2,156,950
  1,510,000   CS First Boston Mortgage Securities Corp., Class A4, 5.435%,
                9/15/2034      1,449,199
  500,000   Caterpillar Financial Services Corp., Note, Series F, 6.09%,
               3/1/2004      523,895
  1,000,000   Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005      1,071,070
  1,075,000   Commercial Credit Co., Deb., 8.70%, 6/15/2010      1,276,519
  1,000,000   Commercial Credit Co., Note, 6.50%, 8/1/2004      1,057,980
  629,500   Deutsche Mortgage and Asset Receiving Corp. 1998-C1, Class D,
               7.231%, 6/15/2031      634,237
  7,684,462   Deutsche Mortgage and Asset Receiving Corp. 1998-C1, Class X,
               1.254%, 2/15/2031      314,394
  1,000,000   Distribution Financial Services RV Trust, 6.48%, 10/15/2013
                 1,044,086
  984,000   Ford Motor Credit Co., Note, 7.375%, 10/28/2009      1,008,630
  1,000,000   GTE North, Inc., Deb., 5.65%, 11/15/2008      992,480
  2,500,000   General Electric Capital Corp., Note, 8.85%, 4/1/2005   2,867,500
  1,650,000   General Motors Acceptance Corp., Note, 5.80%, 3/12/2003  1,687,043


(See Notes to Portfolios of Investments)

65

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,085,000   Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%, 10/1/2009
                  $1,160,180
  1,000,000   Goldman Sachs Group, Inc., Sr. Unsub., 6.65%, 5/15/2009
                   1,026,700
  1,500,000   Hartford Life, Inc., Note, 7.10%, 6/15/2007      1,598,055
  2,340,000   Household Finance Corp., 6.40%, 6/17/2008      2,407,462
  1,000,000   J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011     1,044,550
  1,000,000   KFW International Finance, Company Guarantee, 8.25%, 11/30/2004
                  1,113,659
  1,500,000   KFW International Finance, Note, 7.00%, 3/1/2013      1,627,110
  1,000,000   Key Bank, Sub. Note, 7.00%, 2/1/2011      1,059,790
  800,000   Kinder Morgan Energy Partners, LP, Bond, 7.40%, 3/15/2031    832,232
  735,000   Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004      801,106
  500,000   Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006      549,630
  1,000,000   Morgan Stanley Group, Inc., Note, 7.75%, 6/15/2005      1,096,640
  750,000   Morgan Stanley, Dean Witter & Co., Unsecd. Note, (Series I), 7.07%,
               2/10/2014      798,780
  1,000,000   NationsBank Corp., Sr. Note, 6.375%, 5/15/2005      1,056,170
  2,500,000   NationsBank Corp., Sub. Note, 7.25%, 10/15/2025      2,617,075
  1,459,520   Rosecliff Realty/General Services Administration, Note, 8.00%,
                   11/15/2008      1,590,964
  1,000,000   Salomon Smith Barney Holdings, Inc., Note, 5.875%, 3/15/2006
                     1,033,940
  1,250,000   Simon DeBartolo Group, Inc., Sr. Note, 6.875%, 10/27/2005
                   1,287,738
  2,380,000   Union Planters Corp., Sub. Note, 6.50%, 3/15/2018      2,398,921
  2,500,000   Verizon Global Funding, Note, Series 144A, 7.25%, 12/1/2010
                       2,713,950

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,355,000   Wachovia Corp., Sub. Note, 6.30%, 4/15/2028    $ 1,390,135
  1,700,000   Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011      1,758,446
  1,000,000   Wells Fargo Financial, Inc., Sr. Note, 6.625%, 7/15/2004
                 1,063,390

--------------------------------------------------------------------------------

    Total        53,884,459

--------------------------------------------------------------------------------

    Industrial Services--1.2%
  1,200,000   Petroleum Geo-Services ASA, Note, 7.50%, 3/31/2007      1,146,624
  705,000   Petroleum Geo-Services ASA, Sr. Note, 6.625%, 3/30/2008      633,576
  4,000,000   Thiokol Corp., Sr. Note, 6.625%, 3/1/2008      4,157,080

--------------------------------------------------------------------------------

    Total      5,937,280

--------------------------------------------------------------------------------

    Technology--0.2%

  825,000   Honeywell International, Inc., 6.875%, 10/3/2005      876,381

--------------------------------------------------------------------------------

    Transportation--0.4%

  780,000   Norfolk Southern Corp., Bond, 7.25%, 2/15/2031      802,737
  1,000,000   United Parcel Service, Deb., 8.375%, 4/1/2020      1,202,470

--------------------------------------------------------------------------------

    Total      2,005,207

--------------------------------------------------------------------------------

    Utilities--1.4%

  680,000   GTE California, Inc., Deb., Series G, 5.50%, 1/15/2009      667,420
  1,250,000   Georgia Power Co., Note, 6.20%, 2/1/2006      1,295,587
  3,060,000   National Fuel Gas Co., Note, 6.303%, 5/27/2008      3,035,826
  1,500,000   Ontario Hydro, Sr. Note, 6.10%, 1/30/2008      1,590,780

--------------------------------------------------------------------------------

    Total      6,589,613

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $84,934,926)      88,547,949

--------------------------------------------------------------------------------

Mortgage Backed Securities--15.3%
    Federal Home Loan Bank--0.2%
  1,000,000   5.40%, 3/1/2004      1,042,970

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

66

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Backed Securities--continued
    Federal Home Loan Mortgage Corporation--0.4%
$ 991,128   6.00%, 8/1/2013    $ 1,009,087
  87,883   6.50%, 12/1/2008      91,013
  20,648   6.50%, 2/1/2009      21,351
  332,589   6.50%, 3/1/2009      343,917
  24,051   6.50%, 4/1/2009      24,870
  118,691   6.50%, 6/1/2009      122,733
  119,656   6.50%, 7/1/2010      123,731
  278,898   7.00%, 2/1/2023      289,094

--------------------------------------------------------------------------------

    Total          2,025,796

--------------------------------------------------------------------------------

    Federal National Mortgage Association--8.9%
  403,735   6.00%, 12/1/2010      412,185
  752,601   6.00%, 3/1/2011      768,353
  3,659,818   6.00%, 12/1/2012      3,726,500
  1,131,493   6.00%, 1/1/2013      1,152,108
  2,438,174   6.00%, 4/1/2013      2,479,306
  1,475,682   6.00%, 7/1/2013      1,500,576
  2,197,014   6.00%, 10/1/2031      2,173,660
  1,659,793   6.334%, 9/1/2008      1,732,359
  1,687,543   6.50%, 7/1/2013      1,737,629
  755,087   6.50%, 1/1/2028      765,470
  9,690,566   6.50%, 2/1/2029      9,820,807
  9,750,000   6.50%, 1/1/2030      9,871,875
  479,211   6.54%, 12/1/2007      509,757
  1,813,094   6.56%, 12/1/2007      1,930,376
  370,259   7.00%, 2/25/2021      371,414
  2,369,543   7.06%, 8/1/2006      2,568,744
  430,944   7.50%, 4/1/2007      453,638
  277,358   7.50%, 9/1/2022      290,791
  71,707   8.00%, 6/1/2022      76,644
  63,804   8.00%, 1/1/2023      68,197
  8,279   8.50%, 8/1/2016      8,899
  4,132   8.50%, 6/1/2024      4,371
  80,226   8.50%, 7/1/2024      85,440
  5,661   8.50%, 10/1/2024      6,029
  88,892   8.50%, 12/1/2024      94,669

--------------------------------------------------------------------------------

    Total          42,609,797

--------------------------------------------------------------------------------

    Government National Mortgage Association--5.4%
  2,706,703   6.00%, 2/15/2029      2,691,082
  3,060,396   6.00%, 2/15/2029      3,038,392

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Backed Securities--continued
    Government National Mortgage Association--continued

$ 5,034,261   6.00%, 3/15/2029    $ 4,998,064
  358,970   6.50%, 10/15/2008      373,214
  596,157   6.50%, 12/15/2012      619,252
  467,101   6.50%, 2/15/2013      485,196
  613,811   6.50%, 2/15/2013      637,590
  533,882   6.50%, 2/15/2013      554,564
  297,046   6.50%, 3/15/2024      303,634
  1,739,419   6.50%, 4/15/2029          1,764,954
  1,490,275   6.50%, 4/15/2029      1,512,153
  375,736   7.00%, 5/15/2023      389,706
  762,890   7.00%, 8/15/2023      791,254
  188,185   7.00%, 8/15/2023      195,182
  406,646   7.00%, 12/20/2025      419,228
  188,430   7.50%, 3/15/2023      197,793
  705,139   7.50%, 8/15/2027      736,652
  5,000,000   7.50%, 12/15/2099      5,210,900
  232,189   8.00%, 10/15/2022      248,004
  110,067   8.00%, 6/15/2023      117,564
  34,673   9.00%, 3/15/2009      37,555
  22,013   9.00%, 11/15/2016      24,049
  25,302   9.00%, 11/15/2019      27,548
  82,453   9.00%, 12/15/2019      89,770
  130,110   9.00%, 1/15/2021      140,843
  26,570   9.00%, 4/15/2021      28,761

--------------------------------------------------------------------------------

    Total        25,632,904

--------------------------------------------------------------------------------

    Sovereign--0.4%

  2,000,000   Quebec, Province of, Bond, 6.125%, 1/22/2011      2,063,140

--------------------------------------------------------------------------------

    Total Mortgage Backed Securities
 (identified cost $72,348,475)      73,374,607

--------------------------------------------------------------------------------

U.S. Treasury Obligations--4.8%
    (2)U.S. Treasury Bill--0.7%
  3,500,000   12/20/2001      3,496,885

--------------------------------------------------------------------------------

    U.S. Treasury Bonds--4.1%
  7,850,000   6.375%, 8/15/2027      8,728,180
  9,000,000   7.125%, 2/15/2023      10,753,560

--------------------------------------------------------------------------------

    Total      19,481,740

--------------------------------------------------------------------------------

    Total U.S. Treasury Obligations
 (identified cost $21,177,920)      22,978,625

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

67

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Balanced Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--3.3%
44,000   2002 Target Term Trust, Inc.    $ 639,760
30,600   Blackrock Advantage Term Trust      339,660
222,900   Blackrock Strategic Term Trust, Inc.      2,162,130
55,900   RCM Strategic Global Government Fund      616,577
1,179,468   Strong High Yield Bond Fund      9,459,332
12,500   TCW/DW Term Trust 2002      132,500
124,800   TCW/DW Term Trust 2003      1,337,856
153,700   Templeton Global Income Fund          1,028,253

--------------------------------------------------------------------------------

    Total Registered Investment Companies (identified cost $16,642,913)
          15,716,068

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreement--5.0%
$ 23,891,683   Goldman Sachs Group LP, 2.11%, dated 11/30/2001, due
 12/3/2001 (at amortized cost)    $ 23,891,683

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $441,574,615)    $ 495,628,689

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

68

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class A Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (17.20)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for applicable sales charge) for the start of performance (12/26/00) (cumulative) period was (12.15)%, respectively.

69

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--------------------------------------------------------------------------------

WACHOVIA BLUE CHIP VALUE FUND (CLASS B SHARES)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class B Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (17.06)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

70

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--------------------------------------------------------------------------------

WACHOVIA BLUE CHIP VALUE FUND (CLASS C SHARES)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class C Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (14.23)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

71

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

WACHOVIA BLUE CHIP VALUE FUND (CLASS Y SHARES)


Growth of $10,000 Invested in Wachovia Blue Chip Value Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Blue Chip Value Fund (Class Y Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index/Barra Value Index (S&P Barra Value).**

CUMULATIVE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (11.81)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Value has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P Barra Value is an unmanaged broad based index. The S&P Barra Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

72

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund
Portfolio of Investments

November 30, 2001



Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--95.9%
    Basic Materials--4.0%
598   Alcoa, Inc.    $ 23,083
426   International Paper Co.      17,019
515   Praxair, Inc.      27,254
384   (1)Watson Pharmaceuticals, Inc.      11,493

--------------------------------------------------------------------------------

    Total      78,849

--------------------------------------------------------------------------------

    Capital Goods--8.8%
639   (1)Lexmark International, Inc.      33,017
247   Textron, Inc.      9,794
1,516   Tyco International Ltd.      89,141
654   United Technologies Corp.      39,371

--------------------------------------------------------------------------------

    Total         171,323

--------------------------------------------------------------------------------

    Communication Services--5.6%
1,411   (1) MCI Worldcom, Inc.      20,516
1,032   SBC Communications, Inc.      38,576
1,051   Verizon Communications, Inc.      49,397

--------------------------------------------------------------------------------

    Total      108,489

--------------------------------------------------------------------------------

    Consumer Cyclicals--16.1%
732   Centex Corp.      33,079
1,986   Dillards, Inc., Class A      32,868
1,617   Ford Motor Co.      30,626
1,349   KB HOME      45,353
2,152   (1)Linens 'N Things, Inc.      51,648
920   Lowe's Cos., Inc.      41,685
1,000   Maytag Corp.      28,930
612   Starwood Hotels & Resorts Worldwide, Inc.      16,610
917   (1)Zale Corp.      32,554

--------------------------------------------------------------------------------

    Total      313,353

--------------------------------------------------------------------------------

    Consumer Staples--11.5%
1,255   (1)Brinker International, Inc.      35,140
1,348   (1)Comcast Corp., Class A      51,224
426   Kimberly-Clark Corp.      24,780
2,148   Kroger Co., Inc.      54,387
991   Philip Morris Cos., Inc.      46,745
303   (1)Viacom, Inc., Class B      13,226

--------------------------------------------------------------------------------

    Total      225,502

--------------------------------------------------------------------------------

    Energy--5.9%
391   Apache Corp.      17,982
1,306   Conoco, Inc., Class A      35,745

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Energy--continued

699   ENSCO International, Inc.    $ 14,064
921   Exxon Mobil Corp.      34,445
438   Transocean Sedco Forex, Inc.      12,395

--------------------------------------------------------------------------------

    Total      114,631

--------------------------------------------------------------------------------

    Finance--21.7%

948   American Express Co.      31,199
303   Bank of America Corp.      18,598
219   Bank of New York Co., Inc.      8,594
1,812   Citigroup, Inc.      86,795
779   Freddie Mac      51,546
341   Honeywell International, Inc.      11,301
854   J.P. Morgan Chase & Co.      32,213
304   MBIA, Inc.      15,483
1,471   MBNA Corp.      47,425
845   Morgan Stanley, Dean Witter & Co.      46,898
411   PNC Financial Services Group      23,817
1,159   Wells Fargo Co.      49,605

--------------------------------------------------------------------------------

    Total         423,474

--------------------------------------------------------------------------------

    Health Care--8.0%
343   Bristol-Myers Squibb Co.      18,440
340   Johnson & Johnson      19,805
742   Pfizer, Inc.      32,135
879   Pharmacia Corp.      39,028
767   (1)Tenet Healthcare Corp.      46,020

--------------------------------------------------------------------------------

    Total      155,428

--------------------------------------------------------------------------------

    Technology--5.6%
733   (1)Celestica, Inc.      30,999
1,297   Compaq Computer Corp.      13,165
1,005   (1)Comverse Technology, Inc.      21,497
511   Electronic Data Systems Corp.      35,371
570   (1)Solectron Corp.      8,379

--------------------------------------------------------------------------------

    Total      109,411

--------------------------------------------------------------------------------

    Transportation--1.6%

1,078   Burlington Northern Santa Fe Corp.      31,596

--------------------------------------------------------------------------------

    Utilities--7.1%
845   (1)BJ Services Co.      23,542
1,633   Duke Energy Corp.      59,033
446   El Paso Corp.      19,846
575   Tidewater, Inc.      16,388


(See Notes to Portfolios of Investments)

73

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Utilities--continued

575   Valero Energy Corp.    $ 20,125

--------------------------------------------------------------------------------

    Total      138,934

--------------------------------------------------------------------------------

    Total Common Stocks

 (identified cost $1,929,759)      1,870,990

--------------------------------------------------------------------------------

Registered Investment Company--1.2%
413   iShares S&P 500/BARRA Value
 (identified cost $20,823)      22,517

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) Repurchase Agreement--4.9%
$ 96,302   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)    $ 96,302

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $2,046,884)    $ 1,989,809

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

74

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia New Horizons Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class A Shares) (the "Fund") from December 22, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 / Barra Growth Index (S&P Barra Growth).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/22/00) (cumulative) (40.15)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Growth has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. *** Total return quoted reflects all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the start of performance (12/22/2000) (cumulative) period was (36.50)%, respectively.

75

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia New Horizons Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class B Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 / Barra Growth Index (S&P Barra Growth).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (40.05)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Growth has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. *** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

76

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia New Horizons Fund (Class C Shares)

The graph above illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class C Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 Index / Barra Growth Index (S&P Barra Growth).**

CUMULATIVE TOTAL RETURN*** FOR THE YEAR ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (38.15)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred Sales charge of 1.00% on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Barra Growth has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

77

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund (Class Y Shares)



Growth of $10,000 Invested in Wachovia New Horizons Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia New Horizons Fund (Class Y Shares) (the "Fund") from December 26, 2000 (start of performance) to November 30, 2001 compared to the Standard and Poor's 500 / Barra Growth Index (S&P 500 Barra Growth).**

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/26/00) (cumulative) (36.40)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Barra Growth has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The S&P Barra Growth is an unmanaged broad based index. The S&P Barra Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

78

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia New Horizons Fund
Portfolio of Investments

November 30, 2001




      Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--96.0%
    Capital Goods--7.9%
1,125   General Electric Co.    $ 43,312
418   (1)Lexmark International Group, Class A      21,598
707   Tyco International Ltd.      41,572

--------------------------------------------------------------------------------

    Total         106,482

--------------------------------------------------------------------------------

    Communication Services--7.2%
1,391   (1)Gemstar-TV Guide International, Inc.      38,572
229   (1)Qualcomm, Inc.      13,447
1,767   (1)Sprint Corp. PCS Group      44,087

--------------------------------------------------------------------------------

    Total      96,106

--------------------------------------------------------------------------------

    Consumer Staples--7.0%
730   (1)Comcast Corp., Class A      27,740
3,283   Liberty Media Corp., Class A      43,171
512   (1)Viacom, Inc., Class B      22,349

--------------------------------------------------------------------------------

    Total      93,260

--------------------------------------------------------------------------------

    Finance--5.0%

423   American Express Co.      13,921
689   Citigroup, Inc.      33,003
375   Morgan Stanley, Dean Witter & Co.      20,813

--------------------------------------------------------------------------------

    Total      67,737

--------------------------------------------------------------------------------

    Health Care--32.5%
406   Allergan, Inc.      30,649
736   American Home Products Corp.      44,234
703   (1)Amgen, Inc.      46,700
655   Cardinal Health, Inc.      44,750
894   (1)Elan Corp. PLC, ADR      39,533
452   (1)Enzon, Inc.      26,492
474   (1)Genzyme Corp.      25,890
390   Ivax Corp.      8,034
750   Johnson & Johnson      43,687
1,362   Medtronic, Inc.      64,395
1,408   Pfizer, Inc.      60,980

--------------------------------------------------------------------------------

    Total      435,344

--------------------------------------------------------------------------------


Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued

    Technology--34.5%

  1,386   (1)AOL Time Warner, Inc.    $ 48,371
  280   Automatic Data Processing, Inc.      15,529
  666   (1)Celestica, Inc.      28,165
  2,245   (1)Cisco Systems, Inc.      45,888
  1,474   (1)EMC Corp. Mass      24,748
  1,148   Intel Corp.      37,494
  376   (1)KLA-Tencor Corp.      18,886
  574   (1)Microchip Technology, Inc.      20,727
  709   (1)Micromuse, Inc.      11,259
  931   (1)Microsoft Corp.      59,780
  946   (1)Network Appliance, Inc.      14,597
  1,149   Network Associates, Inc.      26,370
  1,032   Nokia Oyj, Class A, ADR      23,746
  2,005   (1)Sun Microsystems, Inc.      28,551
  893   Texas Instruments, Inc.      28,621
  762   (1)Veritas Software Corp.      29,634

--------------------------------------------------------------------------------

    Total      462,366

--------------------------------------------------------------------------------

    Utilities--1.9%
  587   (1)Calpine Corp.      12,656
  429   Dynegy, Inc.      13,020

--------------------------------------------------------------------------------

    Total      25,676

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $1,463,916)      1,286,971

--------------------------------------------------------------------------------

Registered Investment Company--3.5%
  795   iShares S&P 500/BARRA Growth Fund (identified cost $46,068)      47,127

--------------------------------------------------------------------------------

(3) Repurchase Agreement--2.7%
$ 36,859   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
(at amortized cost)      36,859

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $1,546,843)    $ 1,370,957

--------------------------------------------------------------------------------




(See Notes to Portfolios of Investments)

79

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia International Equity Fund
(Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class A Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE ).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (17.53)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total return at net asset value (i.e. without adjusting for the applicable sales charge) for the start of performance (3/2/01) (cumulative) period was (12.50)%, respectively.

80

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia International Equity Fund
(Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class B Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (16.87)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects the maximum contingent deferred sales charge of 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

81

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--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia International Equity Fund
(Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class C Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE ).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (14.62)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

82

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--------------------------------------------------------------------------------

Wachovia International Equity Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia International Equity Fund
 (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia International Equity Fund (Class Y Shares) (the "Fund") from March 2, 2001 (start of performance) to November 30, 2001 compared to the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI-EAFE ).**

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (3/2/01) (cumulative) (12.30)%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The MSCI-EAFE is an unmanaged market capitalization-weighted index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

83

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--------------------------------------------------------------------------------

Wachovia International Equity Fund
Portfolio of Investments

November 30, 2001



Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--98.1%
    Finland--3.7%

16,908   Nokia Oyj, Class A, ADR    $ 389,053

--------------------------------------------------------------------------------

    France--16.2%
16,660   AXA, ADR      356,857
11,945   (1)Business Objects SA, ADR      401,352
3,727   Dassault Systemes SA, ADR      179,791
11,135   L'Air Liquide, SA, ADR      316,058
12,778   STMicroelectronics NV      429,980

--------------------------------------------------------------------------------

    Total        1,684,038

--------------------------------------------------------------------------------

    Germany, Federal Republic Of--8.4%
21,308   Fresenius Medical Care AG, ADR      458,335
13,275   SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung),
           ADR      411,923

--------------------------------------------------------------------------------

    Total      870,258

--------------------------------------------------------------------------------

    Hong Kong--4.8%
13,999   (1)China Mobile (Hong Kong) Ltd., ADR      247,222
22,700   Johnson Electric Holdings Ltd., ADR      251,970

--------------------------------------------------------------------------------

    Total      499,192

--------------------------------------------------------------------------------

    Ireland--3.7%

8,636   (1)Elan Corp., PLC, ADR      381,884

--------------------------------------------------------------------------------

    Israel--4.5%

7,922   Teva Pharmaceutical Industries Ltd., ADR      463,437

--------------------------------------------------------------------------------

    Italy--3.1%

21,738   Luxottica Group SpA, ADR      327,157

--------------------------------------------------------------------------------

    Japan--10.0%

8,540   Canon, Inc., ADR      289,506
4,430   NTT DoCoMo, Inc., ADR      289,658
15,900   Olympus Optical Co., Ltd., ADR      216,240
5,032   ORIX Corp., ADR      240,781

--------------------------------------------------------------------------------

    Total      1,036,185

--------------------------------------------------------------------------------



Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stocks--continued
    Korea, Republic of--2.5%

  11,160   Korea Telecom Corp., ADR    $ 259,470

--------------------------------------------------------------------------------

    Netherlands--20.4%
  14,670   AEGON NV, ADR      390,222
  9,129   Akzo Nobel NV, ADR      410,166
  12,928   ING Groep NV, ADR      336,257
  17,065   Koninklijke Ahold NV, ADR      499,663
  24,144   TPG NV, RDC      490,848

--------------------------------------------------------------------------------

    Total      2,127,156

--------------------------------------------------------------------------------

    Switzerland--6.4%
  29,345   Adecco SA, ADR      378,257
  13,805   (1)Serono SA, ADR      291,424

--------------------------------------------------------------------------------

    Total      669,681

--------------------------------------------------------------------------------

    United Kingdom--14.4%
  15,500   (1)Celltech Group PLC, ADR      395,252
  5,500   Smith & Nephew PLC, ADR      292,875
  15,604   Vodafone Group PLC, ADR      395,405
  8,462   WPP Group PLC, ADR      417,007

--------------------------------------------------------------------------------

    Total      1,500,539

--------------------------------------------------------------------------------

    Total Common Stocks (identified cost $10,386,189)      10,208,050

--------------------------------------------------------------------------------

(3) Repurchase Agreement--9.9%
$ 1,027,913   Goldman Sachs Group, LP, 2.11%, dated 11/30/2001, due 12/3/2001
             (at amortized cost)      1,027,913

--------------------------------------------------------------------------------

    Total Investments

(identified cost $11,414,102)    $ 11,235,963

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

84

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--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    5.56%
5 Year    5.48%
Start of Performance (5/7/93) (cumulative)    59.14%
Start of Performance (5/7/93)    5.57%


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate has been adjusted to reflect reinvestment of dividends on securities in the index.

** The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total Returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were 10.57%, 6.45%, 66.62%, and 6.14%, respectively.

85

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--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    4.75%
5 Year    5.33%
Start of Performance (7/23/96) (cumulative)    38.35%
Start of Performance (7/23/96)    6.24%


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

86

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 7.15%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The Lehman Aggregate is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

87

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    10.84%
5 Year    6.71%
Start of Performance (7/23/96) (cumulative)    46.84%
Start of Performance (7/23/96)    7.43%


Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*  The  Fund's  performance  assumes  the  reinvestment  of  all  dividends  and distributions. The Lehman Aggregate has been adjusted to reflect the reinvestment of dividends on the securities in the index. ** The Lehman Aggregate is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Aggregate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

88

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund
Portfolio of Investments

November 30, 2001



Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset-Backed Securities--4.8%
    Finance--4.8%

$ 6,575,000   American Express Credit Account Master Trust 1997-1, Class A,
               6.40%, 4/15/2005    $ 6,766,069
  8,020,000   Carco Auto Loan Master Trust 1999-4, Class A, 6.43%,
                11/15/2004      8,297,382
  5,000,000   Distribution Financial Services RV Trust, 6.48%,
                10/15/2013      5,220,428
  3,250,000   Distribution Financial Services Trust 1999-1, Class A5, 5.97%,
                8/15/2013      3,346,533
  8,023,790   Falcon Asset Securitization Corp., Class 144,
                     6/5/2022      1,384,024
  2,400,000   MBNA Master Credit Card Trust 2000-L, Class A, 6.50%,
                 4/15/2010      2,545,488
  640,000   PP&L Transition Bond Co. LLC, Class A7, 7.05%, 6/25/2009   698,564
  1,885,000   Providian Master Trust 2000-1, Class A, 7.49%, 8/17/2009 1,947,562

--------------------------------------------------------------------------------

    Total Asset-Backed Securities (identified cost $29,126,730)     30,206,050

--------------------------------------------------------------------------------

Collateralized Mortgage Obligations--5.4%
    Finance--5.4%

  4,880,000   CS First Boston Mortgage Securities Corp. 2001-CK1, Class A3,
              6.38%, 12/18/2010      5,012,341
  2,000,000   Commercial Mortgage Asset Trust 1999-C1, Class C, 7.35%,
               8/17/2013      2,109,736
  2,000,000   Criimi Mae CMBS Corp. 1998-1, Class A2, 6.009%, 2/20/2005
                2,048,604
  2,825,000   Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
                Class D, 7.231%, 6/15/2031      2,846,259
  32,635,245   Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
                    Class X, 2/15/2031      1,335,203
  598,505   FSA Finance, Inc., Class A, 7.42%, 6/1/2007      610,216
  3,600,000   First Union National Bank 2000-C1 A2, Class A2, 7.841%,
                 3/15/2010      4,012,732

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Collateralized Mortgage Obligations--continued
    Finance--continued

$ 1,963,782   GMAC Commercial Mortgage Securities, Inc. 1997-C2, Class A1,
                6.451%, 4/16/2029    $ 2,029,922
  5,000,000   LB Commercial Conduit Mortgage Trust 1998-C1, Class A3, 6.48%,
                    1/18/2008      5,221,057
  1,000,000   Merrill Lynch Mortgage Investors, Inc., Class A2, 6.48%,
                11/15/2026      1,025,432
  5,000,000   Merrill Lynch Mortgage Investors, Inc., Class A3, 6.72%,
                   11/15/2026      5,018,934
  2,000,000   Nomura Asset Securities Corp. 1998-D6, Class A3, 7.24%,
                       3/17/2028      2,093,924
  11,420,148   Nomura Asset Securities Corp. 1998-D6, Class ACS,
                     3/17/2028      93,512

--------------------------------------------------------------------------------

    Total Collateralized Mortgage Obligations (identified cost $32,008,664)
         33,457,872

--------------------------------------------------------------------------------

Corporate Bonds--30.1%
    Basic Materials--1.1%
  4,905,000   Du Pont (E.I.) de Nemours & Co., Note, 6.875%, 10/15/2009
              5,357,781
  1,000,000   Du Pont (E.I.) de Nemours & Co., Unsecd. Note, Series G, 6.47%,
                9/26/2002      1,031,200
  750,000   Temple-Inland, Inc., Unsecd. Note, 7.25%, 9/15/2004      778,448

--------------------------------------------------------------------------------

    Total      7,167,429

--------------------------------------------------------------------------------

    Capital Goods--1.0%
  5,670,000   Ingersoll-Rand Co., Note, 6.13%, 11/18/2027      5,906,893

--------------------------------------------------------------------------------

    Communication Services--1.0%
  3,000,000   AT&T Corp., Global Bond, 6.50%, 3/15/2029      2,569,050
  2,000,000   GTE Corp., Deb., 6.36%, 4/15/2006      2,101,900
  1,548,000   Worldcom, Inc., Note, 8.00%, 5/15/2006      1,671,190

--------------------------------------------------------------------------------

    Total      6,342,140

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

89

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Consumer Cyclicals--0.4%

$ 500,000   General Motors Corp., Unsecd. Note, 7.10%, 3/15/2006    $ 527,990
  2,019,000   K Mart Corp., Note, 9.375%, 2/1/2006      1,867,575

--------------------------------------------------------------------------------

    Total      2,395,565

--------------------------------------------------------------------------------

    Consumer Staples--1.7%
  2,000,000   Avon Products, Inc., 6.90%, 11/15/2004      2,111,560
  3,000,000   Kraft Foods, Inc., Note, 4.625%, 11/1/2006      2,955,840
  2,000,000   McDonald's Corp., Sr. Note, 6.00%, 6/23/2012      2,042,000
  3,000,000   Time Warner, Inc., Deb., 9.15%, 2/1/2023      3,633,390

--------------------------------------------------------------------------------

    Total        10,742,790

--------------------------------------------------------------------------------

    Finance--21.2%

  1,340,000   BB&T Corp., Sub. Note, 7.25%, 6/15/2007      1,449,518
  3,000,000   Bank One Corp., 7.75%, 7/15/2025      3,273,630
  2,600,000   Bank One Corp., Note, 6.50%, 2/1/2006      2,735,330
  1,250,000   Bank of America Corp., Note, 6.625%, 6/15/2004      1,333,400
  1,000,000   Bank of America Corp., Sub. Note, 6.625%, 8/1/2007      1,058,490
  5,948,000   Bank of America Corp., Sub. Note, 7.40%, 1/15/2011      6,474,874
  5,000,000   BankUnited Financial Corp., Note, 5.40%, 2/2/2004      5,178,100
  1,220,000   Bankers Trust Corp., Sub. Note, 7.25%, 10/15/2011      1,330,471
  1,880,000   Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008      2,070,312
  2,050,000   Bear Stearns Cos., Inc., Sr. Note, 6.15%, 3/2/2004      2,128,023
  1,000,000   Caterpillar Financial Services Corp., Note, Series F, 6.09%,
              3/1/2004      1,047,790
  2,000,000   Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005      2,142,140
  2,500,000   Commercial Credit Co., Unsecd. Note, 7.375%,
                4/15/2005      2,703,700
  500,000   First Colony Corp., Sr. Note, 6.625%, 8/1/2003      526,410
  3,600,000   First Union Corp., Note, 6.625%, 6/15/2004      3,822,660

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,640,000   First Union Corp., Sub. Note, 6.30%, 4/15/2028    $ 1,682,525
  755,000   First Union Corp., Sub. Note, 6.824%, 8/1/2026      819,258
  2,745,000   First Union National Bank, Charlotte, N.C., 6.50%,
                12/1/2028      2,614,228
  2,853,000   Ford Motor Credit Co., Note, 7.375%, 10/28/2009         2,924,411
  2,445,000   GTE North, Inc., Deb., 5.65%, 11/15/2008      2,426,614
  2,500,000   General Electric Capital Corp., Note, 8.85%, 4/1/2005   2,867,500
  800,000   General Motors Acceptance Corp., Note, 5.80%, 3/12/2003      817,960
  2,000,000   General Motors Acceptance Corp., Unsecd. Note, 6.85%,
6/17/2004      2,091,820
  3,115,000   Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%,
 10/1/2009      3,330,838
  2,000,000   Hartford Financial Services Group, Inc., Sr. Note, 7.75%,
 6/15/2005      2,162,280
  2,000,000   Hartford Life, Inc., Note, 7.10%, 6/15/2007      2,130,740
  2,000,000   Inter-American Development Bank, Deb., 8.875%,
6/1/2009      2,437,780
  2,145,000   International Lease Finance Corp., Note, 4.75%,
6/2/2003      2,177,926
  3,000,000   J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011    3,133,650
  1,000,000   Key Bank, Sub. Note, 7.00%, 2/1/2011      1,059,790
  2,330,000   Kinder Morgan Energy Partners, LP, Bond, 7.40%,
3/15/2031      2,423,876
  7,000,000   Lehman Brothers Holdings, Inc., Sr. Note, 7.875%,
11/1/2009      7,721,560
  1,000,000   Lehman Brothers Holdings, Inc., Sr. Note, 8.75%,
3/15/2005      1,124,290
  500,000   Merrill Lynch & Co., Inc., Note, 6.375%, 10/15/2008      520,705
  2,000,000   Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%,
2/17/2009      2,007,200
  1,100,000   Metropolitan Life Insurance Co., 7.00%, 11/1/2005      1,173,117
  2,090,000   Morgan Stanley Group, Inc., Note, 6.875%, 3/1/2007      2,254,525
  1,500,000   Morgan Stanley, Dean Witter & Co., Unsecd. Note, Series I, 7.07%,
 2/10/2014      1,597,560


(See Notes to Portfolios of Investments)

90

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 2,000,000   National City Corp., Sub. Note, 5.75%, 2/1/2009    $ 1,965,840
  2,075,000   National City Corp., Sub. Note, 6.875%, 5/15/2019      2,075,726
  500,000   National Rural Utilities Cooperative Finance Corp.,
Collateral Trust, 5.00%, 10/1/2002      509,625
  5,000,000   Newcourt Credit Group, Inc., Company Guarantee, 6.875%,
2/16/2005      5,228,000
  4,000,000   Quebec, Province of, Bond, 6.125%, 1/22/2011      4,126,280
  3,925,857   Rosecliff Realty/General Services Administration, Note, 8.00%,
 11/15/2008      4,279,419
  3,000,000   Salomon Smith Barney Holdings, Inc., Note, 5.875%,
3/15/2006      3,101,820
  2,100,000   Salomon, Inc., Note, 6.375%, 10/1/2004      2,222,136
  2,250,000   Simon DeBartolo Group, Inc., Sr. Note, 6.875%,
10/27/2005      2,317,928
  3,500,000   Sprint Capital Corp., Company Guarantee, 6.875%,
11/15/2028      3,150,000
  4,700,000   Union Planters Corp., Sub. Note, 6.50%, 3/15/2018      4,737,365
  3,590,000   Verizon Global Funding, Note, 7.25%, 12/1/2010      3,897,232
  3,300,000   Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011      3,413,454
  1,750,000   Wells Fargo Financial, Inc., Sr. Note, 6.625%,
7/15/2004      1,860,933

--------------------------------------------------------------------------------

    Total      131,660,759

--------------------------------------------------------------------------------

    Technology--0.7%

4,201,000   Honeywell International, Inc., Note, 6.875%, 10/3/2005    4,462,638

--------------------------------------------------------------------------------

    Transportation--0.6%

  1,150,000   Norfolk Southern Corp., Bond, 7.25%, 2/15/2031      1,183,523
  2,000,000   United Parcel Service, Deb., 8.375%, 4/1/2020      2,404,940

--------------------------------------------------------------------------------

    Total      3,588,463

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued

    Utilities--2.4%

$ 1,500,000   Consolidated Natural Gas Co., Sr. Note, 6.85%,
 4/15/2011    $ 1,558,170
  1,820,000   GTE California, Inc., Deb., Series G, 5.50%,
1/15/2009      1,786,330
  3,250,000   Georgia Power Co., Note, 6.20%, 2/1/2006      3,368,527
  5,000,000   National Fuel Gas Co., Note, 6.303%, 5/27/2008      4,960,500
  3,000,000   SCANA Corp., Sr. Note, Series B, 6.25%, 7/8/2003      3,100,950

--------------------------------------------------------------------------------

    Total      14,774,477

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $179,677,013)      187,041,154

--------------------------------------------------------------------------------

Foreign Bonds--2.5%
    Finance--1.6%

  185,000   Deutsche Bank Financial, Inc., Bank Guarantee, 7.50%,
 4/25/2009      205,174
  3,000,000   Hanson Overseas B.V., Sr. Note, 7.375%, 1/15/2003      3,118,230
  5,915,000   Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004      6,446,995

--------------------------------------------------------------------------------

    Total      9,770,399

--------------------------------------------------------------------------------

    Utilities--0.9%

  1,135,000   Ontario Hydro, Sr. Note, 6.10%, 1/30/2008      1,203,690
  3,000,000   Petroleum Geo-Services ASA, Note, 7.50%, 3/31/2007      2,866,560
  1,760,000   Petroleum Geo-Services ASA, Sr. Note, 6.625%,
3/30/2008      1,581,694

--------------------------------------------------------------------------------

    Total      5,651,944

--------------------------------------------------------------------------------

    Total Foreign Bonds

 (identified cost $15,476,462)      15,422,343

--------------------------------------------------------------------------------

U.S. Government Agencies--45.0%
    Federal Farm Credit Bank--0.3%
  1,700,000   5.73%, 7/28/2003      1,782,348

--------------------------------------------------------------------------------

    Federal Home Loan Bank--0.5%
  2,000,000   5.72%, 8/25/2003      2,077,180
  1,000,000   6.52%, 4/2/2003      1,049,220

--------------------------------------------------------------------------------

    Total      3,126,400

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

91

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Federal Home Loan Mortgage Corporation--7.9%
$ 1,171   12.50%, 2/1/2010    $ 1,341
  3,635   12.50%, 7/1/2011      4,204
  1,432   12.50%, 3/1/2014      1,664
  662   11.00%, 10/1/2010      745
  5,343   11.00%, 10/1/2015      6,075
  9,323   9.50%, 7/1/2016      10,084
  705   9.50%, 2/1/2019      763
  305   9.00%, 1/1/2019      328
  968   9.00%, 1/1/2019      1,043
  5,168   8.50%, 7/1/2017      5,560
  756   8.50%, 8/1/2017      813
  3,184   8.25%, 10/1/2007      3,360
  8,112   8.00%, 1/1/2008      8,519
  4,125   8.00%, 12/1/2008      4,318
  256   8.00%, 1/1/2009      269
  1,879   8.00%, 2/1/2009      1,967
  16,218   8.00%, 4/1/2009      17,032
  508,068   8.00%, 2/1/2017      537,836
  14,463   7.50%, 9/1/2007      15,290
  79,677   7.50%, 2/1/2023      83,586
  23,941   7.50%, 2/1/2023      25,116
  153,914   7.50%, 2/1/2023      161,465
  52,613   7.50%, 2/1/2023      55,194
  20,696   7.50%, 2/1/2023      21,711
  298,881   7.00%, 6/1/2008      313,171
  115,158   7.00%, 1/1/2023      119,368
  467,841   7.00%, 2/1/2023      484,946
  3,722,016   7.00%, 10/1/2029      3,834,830
  14,902,616   7.00%, 1/1/2030        15,354,314
  2,000,000   6.75%, 3/15/2031      2,177,180
  258,340   6.50%, 5/1/2008      267,542
  151,954   6.50%, 6/1/2008      157,367
  47,592   6.50%, 6/1/2008      49,287
  5,471   6.50%, 6/1/2008      5,665
  250,182   6.50%, 6/1/2008      259,093
  68,559   6.50%, 7/1/2008      71,002
  285,527   6.50%, 4/1/2009      295,252
  861,579   6.50%, 11/1/2011      889,580
  1,168,567   6.50%, 8/1/2013      1,204,348
  15,000,000   6.50%, 1/1/2030      14,859,300
  4,923,822   6.50%, 8/1/2031      4,985,370
  1,000,000   6.375%, 11/15/2003      1,060,940
  1,000,000   6.05%, 9/15/2022      1,032,810
  1,000,000   5.25%, 2/15/2004      1,039,840

--------------------------------------------------------------------------------

    Total      49,429,488

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Federal National Mortgage Association--27.4%
$ 154   12.50%, 9/1/2013    $ 176
  1,068   9.50%, 7/1/2016      1,146
  180   9.50%, 7/1/2016      196
  243   9.00%, 1/1/2017      263
  144   8.50%, 2/1/2019      155
  1,040   8.00%, 11/1/2008      1,098
  2,606   8.00%, 1/1/2009      2,760
  13,133   8.00%, 9/1/2009      13,908
  20,014   8.00%, 6/1/2022      21,392
  758,844   8.00%, 7/1/2025      806,028
  195,884   7.50%, 4/1/2007      206,199
  355,344   7.50%, 12/1/2022      372,554
  556,201   7.50%, 1/1/2023      583,138
  101,746   7.50%, 1/1/2023      106,674
  163,558   7.50%, 1/1/2023      171,479
  50,739   7.50%, 1/1/2023      53,196
  54,675   7.50%, 1/1/2023      57,323
  130,796   7.50%, 6/1/2023      137,132
  181,127   7.50%, 6/1/2023      189,901
  449,658   7.50%, 5/1/2026      470,311
  2,401,540   7.16%, 1/1/2010      2,643,753
  3,475,388   7.10%, 12/1/2006      3,773,543
  555,389   7.00%, 2/25/2021      557,122
  1,483,157   7.00%, 11/1/2028      1,526,717
  3,832,335   7.00%, 8/1/2029      3,942,476
  3,795,674   7.00%, 10/1/2029      3,904,761
  6,351,382   7.00%, 8/1/2030      6,533,984
  4,296,220   6.935%, 4/1/2004      4,533,847
  6,131,541   6.90%, 4/1/2006      6,606,971
  1,472,900   6.50%, 9/1/2012      1,517,853
  1,678,746   6.50%, 9/1/2012      1,729,982
  4,886,641   6.50%, 7/1/2013      5,031,676
  1,219,358   6.50%, 7/1/2013      1,255,549
  616,919   6.50%, 8/1/2013      635,229
  2,400,000   6.50%, 1/25/2014      2,509,488
  1,681,677   6.50%, 1/1/2028      1,704,800
  23,249,933   6.50%, 2/1/2029      23,562,412
  2,287,668   6.50%, 3/1/2029      2,317,705
  24,000,000   6.50%, 1/1/2030      24,300,000
  2,478,685   6.489%, 6/1/2009      2,605,483
  2,713,067   6.468%, 6/1/2009      2,847,504
  1,854,635   6.445%, 6/1/2009      1,966,641
  2,884,226   6.29%, 4/1/2008      3,035,862
  964,092   6.20%, 9/1/2008      1,010,513
  3,347,357   6.10%, 3/1/2008      3,492,207
  2,454,686   6.10%, 8/1/2008      2,558,369


(See Notes to Portfolios of Investments)

92

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Federal National Mortgage Association--continued

$ 561,495   6.00%, 1/1/2009    $ 575,352
  843,574   6.00%, 4/1/2011      861,230
  7,619,300   6.00%, 4/1/2013      7,747,838
  1,330,273   6.00%, 6/1/2013      1,352,714
  6,687,029   6.00%, 7/1/2013      6,799,839
  1,956,604   6.00%, 7/1/2013      1,989,612
  2,718,665   6.00%, 8/1/2013      2,764,529
  3,994,571   6.00%, 10/1/2031      3,952,109
  25,000,000   6.00% 12/1/2099      25,304,500

--------------------------------------------------------------------------------

    Total      170,647,199

--------------------------------------------------------------------------------

    Government National Mortgage Association--8.2%
  4,368   11.00%, 9/15/2015      4,977
  36   11.00%, 11/15/2015      41
  958   11.00%, 11/15/2015      1,099
  425   10.50%, 8/15/2017      488
  556   9.50%, 5/15/2016      614
  702   9.50%, 5/15/2016      775
  4,146   9.50%, 5/15/2016      4,581
  14,956   9.50%, 6/15/2016      16,526
  563   9.50%, 7/15/2016      622
  1,635   9.50%, 7/15/2016      1,807
  33,650   9.50%, 12/15/2016      37,183
  1,730   9.50%, 12/15/2016      1,912
  5,220   9.50%, 9/15/2017      5,769
  6,023   9.50%, 10/15/2017      6,655
  794   9.50%, 7/15/2018      877
  1,827   9.50%, 4/15/2020      1,998
  8,647   9.50%, 4/15/2020      9,455
  20,398   9.50%, 6/15/2020      22,303
  5,418   9.50%, 6/15/2020      5,924
  20,576   9.50%, 9/15/2020      22,499
  5,713   9.50%, 10/15/2020      6,246
  38,678   9.50%, 10/15/2020      42,292
  12,229   9.50%, 11/15/2020      13,371
  1,587   9.50%, 7/15/2021      1,727
  10,227   9.00%, 5/15/2016      11,173
  5,008   9.00%, 5/15/2016      5,471
  4,356   9.00%, 5/15/2016      4,758
  2,889   9.00%, 6/15/2016      3,156
  11,193   9.00%, 6/15/2016      12,229
  554   9.00%, 7/15/2016      603
  4,924   9.00%, 7/15/2016      5,379
  9,433   9.00%, 7/15/2016      10,306
  502   9.00%, 8/15/2016      549

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Government National Mortgage Association--continued

$ 38   9.00%, 8/15/2016    $                  42
  8,510   9.00%, 9/15/2016      9,298
  9,275   9.00%, 9/15/2016      10,133
  11,325   9.00%, 9/15/2016      12,372
  5,649   9.00%, 9/15/2016      6,172
  255   9.00%, 10/15/2016      279
  15,148   9.00%, 10/15/2016      16,549
  12,683   9.00%, 10/15/2016      13,856
  10,001   9.00%, 10/15/2016      10,927
  14,019   9.00%, 11/15/2016      15,316
  10,693   9.00%, 11/15/2016      11,645
  488   9.00%, 12/15/2016      534
  11,519   9.00%, 1/15/2017      12,585
  3,754   9.00%, 1/15/2017      4,023
  38,953   9.00%, 1/15/2017      42,556
  1,643   9.00%, 1/15/2017      1,795
  6,617   9.00%, 1/15/2017      7,229
  24,284   9.00%, 1/15/2017      26,530
  42,666   9.00%, 2/15/2017      46,613
  79,274   9.00%, 3/15/2017      86,607
  5,043   9.00%, 5/15/2017      5,510
  1,631   9.00%, 6/15/2017      1,782
  4,124   9.00%, 6/15/2017      4,505
  1,853   9.00%, 4/15/2018      2,024
  5,085   9.00%, 6/15/2018      5,555
  7,608   9.00%, 7/15/2018      8,312
  43,712   9.00%, 9/15/2019      47,591
  20,278   9.00%, 10/15/2019      22,078
  2,184   9.00%, 11/15/2019      2,378
  2,307   9.00%, 12/15/2019      2,511
  9,949   9.00%, 1/15/2020      10,832
  7,025   9.00%, 2/15/2020      7,648
  74,679   9.00%, 3/15/2020      80,839
  5,391   9.00%, 8/15/2020      5,836
  130,695   9.00%, 9/15/2020      141,477
  28,135   9.00%, 10/15/2020      30,455
  34,355   9.00%, 11/15/2020      37,189
  3,463   9.00%, 11/15/2020      3,749
  16,509   9.00%, 1/15/2021      17,870
  6,195   9.00%, 1/15/2021      6,706
  22,371   9.00%, 1/15/2021      24,217
  5,673   9.00%, 1/15/2021      6,141
  23,105   9.00%, 1/15/2021      25,011
  31,206   9.00%, 2/15/2021      33,780
  24,174   9.00%, 7/15/2021      26,198
  45,734   9.00%, 7/15/2021      49,563


(See Notes to Portfolios of Investments)

93

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Government National Mortgage Association--continued

$ 14,007   9.00%, 7/15/2021    $          15,180
  29,638   9.00%, 8/15/2021      32,120
  58,048   9.00%, 4/15/2022      62,908
  43,584   9.00%, 5/15/2022      47,234
  4,083   9.00%, 7/15/2022      4,425
  15,687   9.00%, 9/15/2022      17,000
  11,536   8.50%, 5/15/2016      12,498
  8,393   8.50%, 6/15/2016      9,093
  6,088   8.50%, 6/15/2016      6,596
  1,379   8.50%, 7/15/2016      1,487
  1,808   8.50%, 6/15/2017      1,959
  437   8.50%, 9/15/2017      474
  10,949   8.50%, 5/15/2021      11,794
  21,396   8.50%, 11/15/2021      23,047
  5,490   8.50%, 11/15/2021      5,913
  33,368   8.50%, 11/15/2021      35,943
  21,709   8.50%, 12/15/2021      23,385
  808   8.50%, 4/15/2022      868
  19,184   8.50%, 5/15/2022      20,617
  16,108   8.50%, 6/15/2022      17,311
  222,369   8.50%, 9/15/2022      238,976
  184,366   8.50%, 9/15/2022      198,134
  157,122   8.50%, 11/15/2022      168,856
  3,014   8.00%, 6/15/2004      3,120
  3,745   8.00%, 2/15/2017      4,014
  329,855   8.00%, 4/15/2017      353,252
  5,226   8.00%, 6/15/2017      5,596
  54,453   8.00%, 4/15/2022      58,162
  95,126   8.00%, 5/15/2022      101,605
  75,635   8.00%, 9/15/2022      80,787
  26,132   8.00%, 9/15/2022      27,912
  138,302   8.00%, 9/15/2022      147,722
  464,729   8.00%, 6/15/2023      496,382
  65,518   7.50%, 2/15/2022      68,807
  49,841   7.50%, 2/15/2022      52,317
  87,629   7.50%, 8/15/2022      91,983
  76,806   7.50%, 10/15/2022      80,623
  65,774   7.50%, 11/15/2022      69,043
  84,300   7.50%, 12/15/2022      88,489
  19,191   7.50%, 12/15/2022      20,144
  49,602   7.50%, 12/15/2022      52,066
  73,268   7.50%, 12/15/2022      76,908

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Agencies--continued
    Government National Mortgage Association--continued

$ 71,731   7.50%, 2/15/2023    $ 75,295
  75,974   7.50%, 2/15/2023      79,750
  36,156   7.50%, 3/15/2023      37,952
  418,406   7.50%, 1/15/2024      439,197
  417,494   7.00%, 6/15/2023      433,017
  4,379,529   7.00%, 9/15/2029      4,513,631
  618,025   6.50%, 5/15/2009      642,838
  345,943   6.50%, 5/15/2011      359,996
  594,092   6.50%, 3/15/2024      607,268
  1,591,727   6.50%, 4/15/2024      1,627,031
  2,620,744   6.50%, 11/20/2027      2,654,342
  7,647,210   6.50%, 1/15/2029      7,759,547
  2,973,058   6.50%, 3/15/2029      3,016,702
  4,943,227   6.50%, 7/15/2031      5,015,793
  749,027   6.00%, 5/15/2009      763,768
  5,832,748   6.00%, 1/15/2029      5,792,619
  3,040,560   6.00%, 2/15/2029      3,018,698
  2,730,903   6.00%, 2/15/2029      2,711,268
  2,689,158   6.00%, 2/15/2029      2,673,637
  5,001,627   6.00%, 3/15/2029      4,965,666

--------------------------------------------------------------------------------

    Total      51,230,948

--------------------------------------------------------------------------------

    Private Export Funding Corporation--0.4%
  2,000,000   Private Export Funding Corp., Unsecd. Note, Series I, 7.20%,
1/15/2010      2,217,060

--------------------------------------------------------------------------------

    Sovereign Agency--0.3%
  1,590,000   Israel AID, U.S. Government Guarantee, 6.125%, 3/15/2003 1,650,961

--------------------------------------------------------------------------------

    Total U.S. Government Agencies (identified cost $272,960,598)   280,084,404

--------------------------------------------------------------------------------

U.S. Treasury Obligations--10.5%
    U.S. Treasury Notes--0.4%
  2,417,000   United States Treasury Note, 4.625%, 5/15/2006      2,478,924
  10,000   United States Treasury Note, 6.50%, 2/15/2010      11,206

--------------------------------------------------------------------------------

    Total      2,490,130

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

94

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Fixed Income Fund

Principal Amount
 or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Treasury Obligations--continued
    U.S. Treasury Bonds--10.1%
$ 11,195,000   United States Treasury Bond,
 6.375%, 8/15/2027    $   12,447,385
  40,100,000   United States Treasury Bond,
 6.75%, 8/15/2026      46,453,444
  3,310,000   United States Treasury Bond,
 8.00%, 11/15/2021      4,286,980

--------------------------------------------------------------------------------

    Total      63,187,809

--------------------------------------------------------------------------------

    Total U.S. Treasury

 (identified cost $62,074,872)      65,677,939

--------------------------------------------------------------------------------

    Registered Investment

 Companies--8.7%

  226,000   2002 Target Term Trust, Inc.      3,286,040
  28,400   Blackrock Advantage Term Trust      315,240
  570,900   Blackrock Strategic Term Trust, Inc.      5,537,730
  314,800   Dresdner RCM Global Strategic Income Fund      2,112,308
  3,200   Nations Government Income Term Trust 2003      32,192

Shares or Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--continued

  1,201,800   RCM Strategic Global Government Fund    $ 13,255,854
  2,560,612   Strong High Yield Bond Fund      20,536,107
  184,400   TCW/DW Term Trust 2002      1,954,640
  333,600   TCW/DW Term Trust 2003      3,576,192
  496,300   Templeton Global Income Fund      3,320,247

--------------------------------------------------------------------------------

    Total Registered Investment Companies
 (identified cost $52,956,813)      53,926,550

--------------------------------------------------------------------------------

(3) Repurchase Agreement--2.0%
$ 12,470,555   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/200
 (at amortized cost)      12,470,555

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $656,751,707)    $ 678,286,867

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

95

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class A Shares)



Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
 (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    4.92 %
5 Year    5.33 %
Start of Performance (1/29/93) (cumulative)    57.32 %
Start of Performance (1/29/93)    5.26 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for applicable sales charge) for the 1-year, 5-year, start of performance (1/29/93) (cumulative) and start of performance (1/29/93) periods were 9.89%, 6.31%, 64.71% and 5.81%, respectively.

96

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class B Shares)


Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class B Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 4.49 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

97

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class C Shares)


Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
 (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class C Shares) (the "Fund") from December 12, 2000 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 6.73 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

    *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index.

  **The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

***Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

98

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund (Class Y Shares)



Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund
 (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class Y Shares) (the "Fund") from March 30, 1998 (start of performance) to November 30, 2001 compared to the Lehman Brothers Government/Credit Intermediate Index (Lehman Intermediate).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 1 Year 10.05 % Start of Performance (3/30/98) (cumulative) 25.75 % Start of Performance (3/30/98) 6.44 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Intermediate has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The Lehman Intermediate is an unmanaged index comprised of all the bonds issued by the Lehman Intermediate with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Intermediate not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

99

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Wachovia Intermediate Fixed Income Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset-Backed Securities--5.7%
    Finance--5.7%

$ 761,937 CIT Equipment Collateral 2001-1, Class A2, 5.020%, 4/20/2003 $ 768,844
  1,500,000 Chase Manhattan Auto Owner Trust 2001-A, Class A4, 5.07%, 2/15/2008 1,535,971 1,345,000 DaimlerChrysler Auto Trust 2001-B, Class A4, 5.32%,
  9/6/2006  1,388,495  1,135,000  Discover Card Master Trust I 1998-7,  Class A,
  5.600%, 5/16/2006 1,172,943 1,475,000 Distribution Financial Services RV Trust 1999-1, Class A5, 5.970%, 8/15/2013 1,518,811 1,000,000 Ford Credit Auto Owner
  Trust 2000-G, Class A4, 6.620%, 7/15/2004 1,038,430 448,263 Premier Auto Trust
  1998-1, Class A4, 5.700%, 10/6/2002 450,921

--------------------------------------------------------------------------------

    Total Asset-Backed Securities (identified cost $7,655,608)      7,874,415

--------------------------------------------------------------------------------

Collateralized Mortgage Obligations--6.1%
  760,000   CS First Boston Mortgage Securities Corp. 2001-CK1, Class A3,
 6.380%, 12/16/2035      780,610
  1,540,000   CS First Boston Mortgage Securities Corp., Class A4, 5.435%,
 9/15/2034      1,477,991
  2,000,000   Credit Suisse First Boston USA, Inc., 3.727%,
 8/25/2003      2,000,096
  1,000,000   (4)FSA Finance, Inc., Class B, 7.780%, 6/1/2007      1,020,029
  2,000,000   Federal Home Loan Mortgage Corp., Series 2230, Class PN, 7.000%,
 3/15/2029      2,113,120
  1,000,000   Merrill Lynch Mortgage Investors, Inc., 1998-C1, Class A2, 6.480%,
 11/15/2026      1,025,432
  3,298,599   Nomura Asset Securities Corp. 1998-D6, Class ACS1, 1.910%,
 3/17/2028      27,010

--------------------------------------------------------------------------------

    Total Collateralized Mortgage Obligations (Identified cost $8,288,241)
      8,444,288

--------------------------------------------------------------------------------

Corporate Bonds--33.9%
    Capital Goods--0.5%
  650,000   Tyco Capital Corp., Sr. Note, 5.625%, 10/15/2003      672,080

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Communication Services--4.9%
$ 375,000   CPC International, Inc., Unsecd. Note, 6.150%, 1/15/2006   $395,606
  425,000   Cox Communications, Inc., MTN, 6.690%, 9/20/2004      447,019
  1,000,000   GTE North, Inc., Deb., 5.650%, 11/15/2008      992,480
  2,000,000   Verizon Communications, Note, Series A, 5.650%,
11/15/2011      1,933,020
  878,000   WorldCom, Inc., Note, 8.000%, 5/15/2006      947,871
  1,000,000   WorldCom, Inc., Sr. Note, 6.250%, 8/15/2003      1,030,210
  1,000,000   WorldCom, Inc., Sr. Note, 6.400%, 8/15/2005      1,022,310

--------------------------------------------------------------------------------

    Total      6,768,516

--------------------------------------------------------------------------------

    Consumer Cyclicals--1.5%
  1,000,000   Carnival Corp., Note, 6.150%, 4/15/2008      920,640
  750,000   Coca-Cola Enterprises, Inc., 5.750%, 11/1/2008      764,258
  447,000   K Mart Corp., Note, 9.375%, 2/1/2006      413,475

--------------------------------------------------------------------------------

    Total      2,098,373

--------------------------------------------------------------------------------

    Banking & Finance--18.8%
  2,302,000   Bank of America Corp., Sub. Note, 7.400%, 1/15/2011      2,505,911
  1,000,000   Bank One Corp., Note, 6.500%, 2/1/2006      1,052,050
  1,000,000   BankBoston NA, Sub. Note, 6.500%, 12/19/2007      1,040,720
  500,000   Citigroup, Inc., Sr. Note, 6.750%, 12/1/2005      535,535
  1,000,000   Deutsche Bank Financial, Inc., Bank Guarantee, 6.700%,
12/13/2006      1,078,240
  500,000   Dresdner Bank AG, Frankfurt, Sub. Note, 6.625%, 9/15/2005   529,510
  1,205,000   First Union Corp., Sub. Note, 6.300%, 4/15/2028      1,236,246
  1,500,000   First Union National Bank, Charlotte, NC, 7.875%,
2/15/2010      1,666,845
  2,000,000   Fleet Credit Card LLC, Sub. Note, 7.000%, 8/1/2003      2,110,280


(See Notes to Portfolios of Investments)

100

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--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Banking & Finance--continued

$ 505,000   Ford Motor Credit Co., Note, 7.375%, 10/28/2009    $ 517,640
  1,000,000   Ford Motor Credit Co., Sr. Unsub., 7.200%,
6/15/2007      1,038,160
  790,000   Goldman Sachs Group, Inc., Note, MTN, 7.350%,
10/1/2009      844,739
  1,000,000   J.P. Morgan & Co., Inc., Sub. Note, 6.000%,
1/15/2009      1,009,530
  1,000,000   J.P. Morgan & Co., Inc., Sub. Note, 7.625%,
9/15/2004      1,089,950
  1,000,000   KFW International Finance, Company Guarantee,
8.250%,
11/30/2004      1,113,659
  1,000,000   Lehman Brothers Holdings, Inc., Bond, 7.000%,
5/15/2003      1,048,620
  1,000,000   Lehman Brothers Holdings, Inc., Note, 7.375%,
5/15/2004      1,077,950
  1,000,000   Norwest Financial, Inc., Sr. Note, 7.200%,
4/1/2004      1,072,120
  1,000,000   Salomon Smith Barney Holdings, Inc., Note,
5.875%, 3/15/2006      1,033,940
  2,302,000   Southern National Corp., Sub. Note, 7.050%,
5/23/2003      2,412,220
  1,000,000   Union Planters Corp., Sub. Note, 6.500%,
3/15/2018      1,007,950
  900,000   (4)Verizon Global Funding, Note, 7.250%,
12/1/2010      977,022

--------------------------------------------------------------------------------

    Total      25,998,837

--------------------------------------------------------------------------------

    Health Care--1.8%
  1,000,000   Bristol-Myers Squibb Co., Deb., 7.150%, 6/15/2023      1,113,190
  1,300,000   Smithkline Beecham Corp., Note, Series A, 6.625%,
10/1/2005      1,341,340

--------------------------------------------------------------------------------

    Total      2,454,530

--------------------------------------------------------------------------------

    Real Estate--0.4%
  450,000   Simon DeBartolo Group, Inc., Sr. Note, 6.875%, 10/27/2005   463,586

--------------------------------------------------------------------------------

    Recreation--2.5%

  3,250,000   Disney (Walt) Co., Sr. Note, (Series B), 6.750%,
3/30/2006      3,438,500

--------------------------------------------------------------------------------

    Technology--0.6%

  825,000   Honeywell International, Inc., Note, 6.875%, 10/3/2005      876,381

--------------------------------------------------------------------------------


Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued

    Transportation--1.5%

$ 1,000,000   Burlington Northern, Inc., Equipment Trust, (Series 96AA), 7.460%,
9/24/2011    $ 1,059,588
  1,000,000   CSX Corp., Deb., 7.050%, 5/1/2002      1,016,280

--------------------------------------------------------------------------------

    Total      2,075,868

--------------------------------------------------------------------------------

    Utilities--1.4%

  600,000   Petroleum Geo-Services ASA, Note, 7.500%, 3/31/2007      573,312
  350,000   Petroleum Geo-Services ASA, Sr. Note, 6.625%, 3/30/2008     314,542
  1,000,000   SCANA Corp., MTN (Series B), 7.440%, 10/19/2004      1,085,570

--------------------------------------------------------------------------------

    Total      1,973,424

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $45,135,682)      46,820,095

--------------------------------------------------------------------------------

Government Agencies--30.3%
    Federal Farm Credit--0.8%
  1,080,000   5.750%, 9/1/2005      1,130,792

--------------------------------------------------------------------------------

    Federal Home Loan Bank System--5.3%
  2,000,000   4.790%, 8/27/2004      2,034,380
  1,000,000   5.280%, 1/6/2004      1,037,660
  1,000,000   5.575%, 2/17/2009      1,022,190
  2,000,000   5.625%, 2/21/2006      2,058,740
  1,030,000   8.090%, 12/28/2004      1,151,190

--------------------------------------------------------------------------------

    Total      7,304,160

--------------------------------------------------------------------------------

    Federal Home Loan Mortgage Corporation--2.1%
  974,533   6.500%, 7/1/2031      986,715
  1,886,440   7.000%, 7/1/2029      1,943,618

--------------------------------------------------------------------------------

    Total      2,930,333

--------------------------------------------------------------------------------

    Federal National Mortgage Association--18.2%
  2,955,000   5.625%, 5/14/2004      3,102,750
  2,548,399   6.000%, 8/1/2013      2,591,391
  1,198,371   6.000%, 10/1/2031      1,185,633
  2,211,983   6.500%, 7/1/2013      2,277,634
  2,897,818   6.500%, 9/1/2021      2,950,327
  2,446,826   6.500%, 8/1/2028      2,479,711
  5,569,291   6.500%, 2/1/2029      5,644,142
  1,500,000   6.500%, 1/1/2030      1,518,750


(See Notes to Portfolios of Investments)

101

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--------------------------------------------------------------------------------

Wachovia Intermediate Fixed Income Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government Agencies--continued

    Federal National Mortgage Association--continued
$ 1,413,625   6.740%, 1/1/2004    $ 1,483,171

  1,904,749   7.000%, 9/1/2027      1,961,892

--------------------------------------------------------------------------------

    Total      25,195,401

--------------------------------------------------------------------------------

    Government National Mortgage Association--3.9%
  1,234,751   6.000%, 2/15/2029      1,225,873
  1,109,002   6.000%, 2/15/2029      1,101,028
  1,092,049   6.000%, 2/15/2029      1,085,747
  2,031,128   6.000%, 3/15/2029      2,016,525

--------------------------------------------------------------------------------

    Total      5,429,173

--------------------------------------------------------------------------------

    Total Government Agencies
 (identified cost $41,042,921)      41,989,859

--------------------------------------------------------------------------------

U.S. Treasury Obligations--10.2%
    United States Treasury Bonds--0.9%
  455,000   6.125%, 11/15/2027      491,259
  675,000   7.250%, 5/15/2016      799,031

--------------------------------------------------------------------------------

    Total      1,290,290

--------------------------------------------------------------------------------

    (2)United States Treasury Notes--9.3%
  1,000,000   5.625%, 5/15/2008      1,065,000
  1,000,000   5.875%, 9/30/2002      1,031,870
  2,000,000   6.250%, 2/15/2003      2,097,240
  3,705,000   6.375%, 8/15/2002      3,819,633

Principal Amount or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Treasury Obligations--continued
    (2)United States Treasury

 Notes--continued

$ 650,000   6.500%, 8/15/2005    $ 711,340
  1,500,000   6.875%, 5/15/2006      1,674,375
  2,150,000   7.000%, 7/15/2006      2,412,020

--------------------------------------------------------------------------------

    Total      12,811,478

--------------------------------------------------------------------------------

    Total U.S. Treasury Obligations
(identified cost $13,285,811)      14,101,768

--------------------------------------------------------------------------------

Registered Investment Companies--7.8%
  26,155   2002 Target Term Trust, Inc.      380,294
  155,667   Blackrock Strategic Term Trust, Inc.      1,509,970
  23,100   Hyperion 2002 Term Trust      222,453
  588,235   Strong High Yield Bond Fund      4,717,646
  50,000   TCW/DW Term Trust 2002      530,000
  314,400   TCW/DW Term Trust 2003      3,370,368

--------------------------------------------------------------------------------

    Total Registered Investment Companies
 (identified cost $10,846,902)      10,730,731

--------------------------------------------------------------------------------

(3) Repurchase Agreement--3.2%
$ 4,461,083   Goldman Sachs & Co., 2.11%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      4,461,083

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $130,716,248)    $ 134,422,239

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

102

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 2001 compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    6.64 %
5 Year    5.57 %
Start of Performance (5/7/93) (cumulative)    54.68 %
Start of Performance (5/7/93)    5.22 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to February 1, 1995. As of February 1, 1995, the Fund's maximum sales charge is 2.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The ML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. It is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (5/7/93) (cumulative) and start of performance (5/7/93) periods were 9.38%, 6.11%, 58.70%, and 5.54%, respectively.

103

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class B Shares)



Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class B Shares) (the "Fund") from
December 12, 2000 (start of performance) to November 30, 2001 compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 3.52 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects the 5.00% maximum contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The ML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. It is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

104

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class C Shares)



Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class C Shares) (the "Fund") from
December 12, 2000 (start of performance) to November 30, 2001 compared to the Merrill Lynch 1-3 Year Treasury Index (ML1-3T).**

CUMULATIVE TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001 Start of Performance (12/12/00) (cumulative) 7.99 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The ML1-3T is an unmanaged index tracking short-term government securities with maturities between 1 and 2.99 years. It is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. *** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

105

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Short-Term Fixed Income Fund (Class Y Shares)



Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to Merrill Lynch 1-3 Year Treasury Index (ML1-3T)**.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    9.55 %
5 Year    6.35 %
Start of Performance (7/23/96) (cumulative)    40.11 %
Start of Performance (7/23/96)    6.50 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3T has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The ML1-3T is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and
2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith. The ML1-3T is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

106

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Short Term Fixed Income Fund
Portfolio of Investments

November 30, 2001



Principal
Amount          Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset-Backed Security--2.2%
$ 1,000,000     Distribution Financial Services RV Trust, (Series 1999-2),
Class A4, 6.48%, 10/15/2013
 (identified cost $999,781)    $ 1,044,086

--------------------------------------------------------------------------------

Collateralized Mortgage Obligation--1.3%
      Finance--1.3%

  598,505 (4)   FSA Finance, Inc., Class A, 7.420%, 6/1/2007
(identified cost $593,269)      610,216

--------------------------------------------------------------------------------

Corporate Bonds--57.6%
      Capital Goods--4.4%
  2,000,000     Eaton Corp., 7.050%, 9/4/2002      2,065,718

--------------------------------------------------------------------------------

      Consumer Durables--5.4%
  2,500,000     DaimlerChrysler AG, Note, 7.125%, 3/1/2002      2,521,925

--------------------------------------------------------------------------------

      Consumer Staples--2.2%
  1,000,000     Avon Products, Inc., 6.900%, 11/15/2004      1,055,780

--------------------------------------------------------------------------------

      Finance--34.8%

  2,000,000     Bank of America Corp., 7.125%, 9/15/2006      2,172,960
  1,000,000     Countrywide Home Loans, Inc., 5.500%, 8/1/2006      1,005,110
  2,000,000     Ford Motor Credit Co., Note, 7.600%, 8/1/2005      2,099,280
  1,000,000     General Electric Capital Corp., 6.750%, 9/11/2003     1,062,920
  2,000,000     General Motors Acceptance Corp., 6.380%, 1/30/2004    2,064,720
  500,000     Heller Financial, Inc., 7.875%, 5/15/2003      534,190
  1,000,000     Household Finance Corp., Notes, 6.500%, 1/24/2006     1,050,320
  1,000,000     Household Finance Corp., MTN, 6.125%, 7/15/2002      1,021,000
  700,000     International Lease Finance Corp., MTN, 5.500%, 6/7/2004  711,928
  2,000,000     Southern National Corp., Notes, 7.050%, 5/23/2003     2,095,760
  1,500,000     Textron Financial Corp., 5.950%, 3/15/2004      1,530,315

Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds--continued
    Finance--continued

$ 1,000,000   Tyco Capital Corp., Notes, 5.625%, 10/15/2003    $ 1,033,970

--------------------------------------------------------------------------------

    Total      16,382,473

--------------------------------------------------------------------------------

    Technology--6.4%

  1,945,000   BellSouth Telecommunications, Inc., 6.000%, 6/15/2002   1,969,215
  1,000,000   First Data Corp., 6.625%, 4/1/2003      1,034,090

--------------------------------------------------------------------------------

    Total      3,003,305

--------------------------------------------------------------------------------

    Utilities--4.4%

  1,000,000   Dominion Resources, Inc., 7.600%, 7/15/2003      1,057,900
  1,000,000   Gulf Power Co., Sr. Note, Series C, 4.690%, 8/1/2003    1,014,010

--------------------------------------------------------------------------------

    Total      2,071,910

--------------------------------------------------------------------------------

    Total Corporate Bonds

 (identified cost $26,300,838)      27,101,111

--------------------------------------------------------------------------------

U.S. Government Agencies--22.0%
    Federal Home Loan Bank--15.5%
  6,000,000   5.735%, 7/22/2003      6,287,820
  1,000,000   6.050%, 1/9/2004      1,004,060

--------------------------------------------------------------------------------

    Total      7,291,880

--------------------------------------------------------------------------------

    Federal National Mortgage Association--6.5%
  2,988,351   6.000%, 9/1/2013      3,038,764

--------------------------------------------------------------------------------

    Total U.S. Government Agencies (identified cost $9,964,217)      10,330,644

--------------------------------------------------------------------------------

U.S. Treasury Obligations--8.9%
    United States Treasury Notes--8.9%
  2,000,000   4.625%, 5/15/2006      2,051,240
  1,000,000   5.750%, 8/15/2003      1,050,940
  1,000,000   6.750%, 5/15/2005      1,098,050

--------------------------------------------------------------------------------

    Total U.S. Treasury Obligations (identified cost $4,049,297)      4,200,230

--------------------------------------------------------------------------------

(3) Repurchase Agreement--6.5%
  3,057,750   Goldman Sachs Group, LP, 2.110%, dated 11/30/2001, due 12/3/2001
 (at amortized cost)      3,057,750

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $44,965,152)    $ 46,344,037

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

107

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.46 %
5 Year    3.58 %
Start of Performance (12/23/94) (cumulative)    42.65 %
Start of Performance (12/23/94)    5.25 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million.The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index. ** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e. without adjusting for the applicable sales charge) for 1-year, 5-year, start of performance (12/23/94) (cumulative) and start of performance (12/23/94) periods were 7.28%, 4.54%, 49.35% and 5.95%, respectively.

108

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund
 (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    7.55 %
5 Year    4.80 %
Start of Performance (7/23/96) (cumulative)    31.85 %
Start of Performance (7/23/96)    5.29 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

109

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Wachovia Georgia Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--94.8%
    Georgia--94.8%

$ 1,285,000   Athens-Clarke County, GA, Water & Sewage, Refunding Revenue Bonds,
 2.55% (Original Issue Yield: 2.55%), 1/1/2004
AA-    $ 1,273,628

  1,355,000   Athens-Clarke County, GA, Water & Sewage, Refunding Revenue Bonds,
 4.00% (Original Issue Yield: 2.90%), 1/1/2005
AA-      1,386,788
  1,000,000   Atlanta & Fulton County, GA, Recreation Authority, Revenue Bonds,
 5.375% (MBIA INS)/(Original Issue Yield: 5.70%),
12/1/2021    AAA      1,022,280
  1,000,000   Atlanta, GA, Airport Facilities Revenue Board, (Series A), 6.50%
 (AMBAC INS)/(Original Issue Yield: 5.85%), 1/1/2010
AAA      1,146,300
  1,300,000   Atlanta, GA, Airport Facilities Revenue Board, Refunding Bonds
 (Series A), 6.50% (AMBAC INS), 1/1/2009    AAA
1,478,568
  2,000,000   Atlanta, GA, Downtown Development Authority, Refunding Bonds,
 6.00% (Original Issue Yield: 6.10%), 10/1/2006    AA
2,094,520

  1,500,000   Atlanta, GA, Downtown Development Authority, Revenue Bonds,
6.75% (Trust Co. Bank LOC)/(Original Issue Yield: 6.95%),
11/1/2014    Aa3      1,675,260
  1,000,000   Atlanta, GA, Water & Sewer, (Series A), 5.00% (FGIC INS)/
(Original Issue Yield: 4.32%), 11/1/2008    AAA      1,062,690

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    Georgia--continued

$ 2,000,000   Atlanta, GA, Water & Sewer, Refunding Revenue Bonds, 6.00%
(FGIC INS)/(Original Issue Yield: 4.75%), 1/1/2006    AAA
$ 2,194,760

  510,000   Atlanta, GA, Urban Residential Finance Authority, Dormitory
Facility Refunding Revenue Bonds, 5.70% (Morehouse
College)/(MBIA INS), 12/1/2010    AAA      546,067
  2,250,000  Augusta,  GA, Water & Sewage,  Refunding Revenue Bonds,  5.15% (FSA
  INS), 10/1/2015 AAA 2,337,862 1,980,000 Augusta, GA, Water & Sewage, Refunding Revenue Bonds, 5.25% (FSA INS), 10/1/2017 AAA 2,046,726 250,000 Burke County,
  GA, Development Authority, Refunding Revenue Bonds, 7.80% (MBIA INS)/(Original Issue Yield: 7.917%),

1/1/2008    AAA      272,752
  2,000,000   Carroll County, GA, School District, GO UT, 3.05% (Original
Issue Yield: 3.05%), 4/1/2005    AA      1,988,080
  1,500,000   Cherokee County, GA, School System, GO UT, 5.00% (Original
Issue Yield: 4.47%), 2/1/2013    AA      1,571,235
  1,000,000   Cherokee County, GA, School System, GO UT, 5.25%, 8/1/2016
   AA      1,041,140
  1,000,000   Cherokee County, GA, Water & Sewer Authority, Revenue Bonds, 4.75%
 (Original Issue Yield: 4.99%), 8/1/2028    AAA
929,690

  1,805,000   Cherokee County, GA Water & Sewer Authority, Revenue Bonds, 5.20%
 (MBIA INS)/(Original Issue Yield: 5.30%), 8/1/2025
AAA      1,869,422


(See Notes to Portfolios of Investments)

110

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    Georgia--continued

$ 1,760,000   Clayton County, GA, Water Authority, Revenue Bonds, 5.00%,
 5/1/2013    AA    $ 1,831,755
  1,000,000   Cobb County, GA, Refunding Revenue Bonds, 5.125% (Original
Issue Yield: 5.55%), 7/1/2008    AA      1,047,040
  1,250,000   Cobb-Marietta, GA, Coliseum & Exhibit Hall Authority,
Refunding Revenue Bonds, 5.50% (MBIA INS)/(Original Issue Yield:
5.60%), 10/1/2012    AAA      1,372,738
  4,000,000   Cobb-Marietta, GA, Coliseum & Exhibit Hall Authority,
Refunding Revenue Bonds, 5.625% (MBIA INS)/(Original Issue Yield:
5.70%), 10/1/2026    AAA      4,356,040
  2,000,000   Coweta County, GA, Development Authority, Refunding Revenue Bonds
 5.75% (Newnan, GA, Water Sewage & Light Commission
Project)/(Original Issue Yield: 5.29%), 1/1/2015    Aaa      2,176,800
  1,500,000   Coweta County, GA, Water and Sewerage Authority, Refunding
Revenue Bonds, 5.20% (Original Issue Yield: 5.27%),
6/1/2021    NR      1,516,965
  1,000,000   Dalton, GA, Building Authority, Refunding Revenue Bonds, 5.00%
 (Original Issue Yield: 3.78%), 7/1/2005    A+
1,059,980

  1,000,000   De Kalb County, GA, Development Authority, (Series A), 5.25%
 (Emory University Project)/(Original Issue Yield: 4.65%),
11/1/2002    AA      1,030,000
  3,075,000   De Kalb County, GA, Development Authority, Refunding Bonds
 (Series A), 6.00% (Original Issue Yield: 6.086%),
10/1/2014    AA      3,320,324

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 6,900,000   De Kalb County, GA, GO UT, 5.00%, 12/1/2015    AA+    $ 7,222,575
  1,000,000   De Kalb County, GA, Recreated Tax, 5.00% (Original Issue Yield:
 4.12%), 12/1/2013    AA+      1,055,010
  2,000,000   De Kalb County, GA, School District, GO UT (Series A), 6.25%,
 7/1/2010    AA      2,299,900
  1,000,000   De Kalb County, GA, School District, GO UT, 5.60% (Original
Issue Yield: 5.70%), 7/1/2008    AA      1,058,000
  3,080,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
 5.125% (Original Issue Yield: 5.58%), 10/1/2031    AA
3,084,497

  1,000,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
5.375% (Original Issue Yield: 5.40%), 10/1/2018    AA
1,036,260

  1,000,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
 5.375% (Original Issue Yield: 5.45%), 10/1/2019    AA
1,032,320

  1,000,000   De Kalb County, GA, Water & Sewer, Refunding Revenue Bonds,
 5.375% (Original Issue Yield: 5.48%), 10/1/2020    AA
1,028,390

  955,000   Fayette County, GA, Public Facilities Board, Refunding Revenue
Bonds, 5.00% (Original Issue Yield: 4.95%), 6/1/2019
AA-      955,382
  1,000,000   Fayette County, GA, School District, GO UT Bonds, 4.625%
(Original Issue Yield: 4.73%), 3/1/2011    AA      1,024,920
  1,000,000   Fayette County, GA, School District, GO UT Bonds, 5.00%
(Original Issue Yield: 4.03%), 3/1/2007    AA      1,059,280
  1,600,000   Fayette County, GA, School District, GO UT Bonds, 6.25%,
 3/1/2005    Aa3      1,750,144
  1,000,000   Forsyth County, GA, 5.50% (Original Issue Yield: 5.80%),
 3/1/2020    AA-      1,047,990


(See Notes to Portfolios of Investments)

111

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 1,000,000   Forsyth County, GA, School District, GO UT Bonds, 6.75%, 7/1/2016
    AA-    $ 1,207,870
  1,880,000   Fulton County, GA, Building Authority, Refunding Bonds (Series A),
 5.80% (Original Issue Yield: 5.90%), 1/1/2005
AA      1,967,721
  1,200,000   Fulton County, GA, Development Authority, (Series A), 5.75%
(Original Issue Yield: 4.80%), 11/1/2013    AA+
1,329,552

  1,000,000   Fulton County, GA, Facilities Corp., Certificates of
Participation, 5.50% (Original Issue Yield: 5.88%), 11/1/2018
AAA      1,046,800
  1,000,000   Fulton County, GA, School District, GO UT, 5.25%, 1/1/2015
 AA      1,067,910
  2,015,000   Gainesville, GA, Water & Sewage, 5.50% (FSA INS), 11/15/2014
  AAA      2,166,044
  1,780,000   Georgia State, (Series A), 6.00%, 4/1/2015    AAA      2,036,765
  1,000,000   Georgia State, (Series B), 5.75%, 3/1/2010    AAA      1,112,620
  1,000,000   Georgia State, (Series C), 5.00% (Original Issue Yield: 5.20%),
 7/1/2009    AAA      1,063,830
  1,970,000   Georgia State, (Series C), 6.00% (Original Issue Yield: 5.17%),
 7/1/2012    AAA      2,215,009
  1,140,000   Georgia State, (Series C), 6.25% (Original Issue Yield: 5.60%),
8/1/2011    AAA      1,324,566
  1,250,000   Georgia State, (Series C), 6.25% (Original Issue Yield: 4.95%),
 8/1/2013    AAA      1,458,588
  1,000,000   Georgia State, (Series C), 7.25% (Original Issue Yield: 4.95%),
7/1/2005    AAA      1,134,880
  1,750,000   Georgia State, (Series C), 7.25% (Original Issue Yield: 5.25%),
 7/1/2008    AAA      2,074,695
  1,200,000   Georgia State, (Series D), 5.25% (Original Issue Yield: 4.33%),
 10/1/2014    AAA      1,288,776

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 500,000   Georgia State, GO UT (Series C), 6.50% (Original Issue Yield:
6.63%), 4/1/2006    AAA    $ 560,150
  2,000,000   Georgia State, GO UT (Series D), 6.80%, 8/1/2005   AAA  2,246,640
  1,005,000   Georgia State, GO UT (Series B), 7.20%, 3/1/2006   AAA  1,149,609
  765,000   Georgia State, GO UT (Series C), 7.25%, 7/1/2004    AAA     848,362
  1,000,000   Gwinnett County, GA, Certificates of Participation, 8.50%
 (Original Issue Yield: 6.50%), 8/1/2002    AAA      1,042,760
  1,835,000   Gwinnett County, GA, Housing Authority, Refunding Revenue Bonds
 (Series A), 5.50% (Federal National Mortgage
Association COL), 4/1/2026    AAA      1,916,566
  2,000,000   Gwinnett County, GA, Water and Sewer Authority, 5.00%
 (Original Issue Yield: 5.25%), 8/1/2017    AAA      2,028,680
  1,000,000   Henry County, GA, School District, GO UT (Series A), 6.45%,
8/1/2011    AA-      1,151,280
  1,000,000   Henry County, GA, School District, GO UT, 5.125% (Original
Issue Yield: 4.64%), 8/1/2014    AA-      1,044,200
  1,000,000   Henry County, GA, Water & Sewer Authority, Refunding Revenue
 Bonds, 5.625% (FGIC INS)/(Original Issue Yield: 5.87%),
2/1/2030    AAA      1,049,820
  1,000,000   Macon-Bibb County, GA, Hospital Authority, Refunding Revenue
 Bonds, (Series A), 5.30% (FGIC INS), 8/1/2011    AAA
1,070,600
  3,425,000   Marietta, GA, GO UT (Series A) School Improvement Bonds, 4.50%
 (Original Issue Yield: 4.88%), 2/1/2019    AA
3,200,868

(See Notes to Portfolios of Investments)

112

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--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund
P rincipal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 500,000   Meriwether County, GA, School District, GO UT, 7.00% (FSA INS),
2/1/2007    AAA    $ 574,800
  1,000,000   Metropolitan Atlanta Rapid Transit Authority, (Series P), 6.25%
 (AMBAC INS)/(Original Issue Yield: 6.35%), 7/1/2011
AAA      1,150,560
  1,000,000   Municipal Electric Authority of Georgia, (Series A), 5.25%
(MBIA INS)/(Original Issue Yield: 4.64%), 1/1/2013
AAA      1,064,410
  1,000,000   Paulding County, GA, School District, GO UT, (Series A),
6.625% (Original Issue Yield: 6.75%), 2/1/2009    A
1,155,410

  1,150,000   Private Colleges & Universities Facilities of GA, (Series A),
5.50% (Original Issue Yield: 5.76%), 11/1/2025    AA
1,191,343

  1,000,000   Private Colleges & Universities Facilities of GA, (Series A),
 5.50% (Original Issue Yield: 5.68%), 11/1/2033    AA
1,035,910

  1,000,000   Private Colleges & Universities Facilities of GA, (Series A),
 5.75% (Original Issue Yield: 5.45%), 11/1/2017    AA
1,085,020

  1,000,000   Private Colleges & Universities Facilities of GA, Refunding
Revenue Bonds, 5.625% (Agnes Scott College
Project)/(Original Issue Yield: 5.70%), 6/1/2023    AA      1,020,660
  1,000,000   Private Colleges & Universities Facilities of GA, Refunding
Revenue Bonds, 6.00% (MBIA INS)/(Original Issue Yield:
6.00%), 11/1/2002    AAA      1,036,850

Principal Amount or Shares        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Georgia--continued

$ 2,000,000   Richmond County, GA, Public Facilities, Inc., Certificates of
Participation, 6.10% (AMBAC INS), 11/1/2020    Aaa    $
2,206,760

  1,000,000 Rockdale County, GA, School District, GO UT, 6.20%, 1/1/2006 A1 1,094,570 1,500,000 Rockdale County, GA, School District, GO UT, 6.30%, 1/1/2007 A1 1,651,080 2,335,000 Savannah, GA, Resources Recovery Development Authority, Revenue Bonds, 6.30% (Savannah Energy Systems Co.),

12/1/2006    A+      2,358,630

--------------------------------------------------------------------------------

    Total Long-Term Municipals (identified cost $120,100,236)      123,735,242

--------------------------------------------------------------------------------

Registered Investment Companies--2.4%
  957   AIM Global Management Short-Term Investments      957
  32   Dreyfus Tax Exempt Fund      32
  3,171,507   Federated Tax-Free Obligations Fund      3,171,507
  394   Fidelity Tax Exempt Money Market Fund      394

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      3,172,890

--------------------------------------------------------------------------------

    Total Investments (identified cost $123,273,126)    $ 126,908,132

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

113

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund (Class A Shares)


Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class A Shares) (the "Fund" ) from December 23, 1994 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.67%
5 Year    3.79%
Start of Performance (12/23/94) (cumulative)    44.95%
Start of Performance (12/23/94)    5.49%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (12/23/94) (cumulative) and start of performance (12/23/94) periods were 7.54%, 4.75%, 51.76% and 6.19%, respectively.

114

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    7.81%
5 Year    5.01%
Start of Performance (7/23/96) (cumulative)    33.47%
Start of Performance (7/23/96)    5.53%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

115

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--98.1%
    North Carolina--98.1%
$ 3,175,000   Brunswick County, NC, GO UT, 4.75%-5.00% (FGIC INS)/(Original
 Issue Yield: 4.50%-4.89%), 5/1/2012-5/1/2016    AAA    $
3,253,900

  1,030,000   Buncombe County, NC, GO UT Bonds, 4.90% (Original Issue Yield:
 5.15%), 4/1/2014    AA      1,062,373
  1,650,000   Burlington, NC, GO UT, 5.20% (AMBAC INS)/(Original Issue Yield:
 5.10%), 2/1/2013    AAA      1,758,999
  1,500,000   Cabarrus County, NC, Refunding Revenue Bonds, 5.50% (Original
Issue Yield: 4.90%), 4/1/2015    AA-      1,592,895
  1,400,000   Carteret County, NC, GO UT Bonds, 5.40% (MBIA INS)/(Original
Issue Yield: 5.60%), 5/1/2015    AAA      1,469,426
  1,300,000   Carteret County, NC, GO UT School Improvements, 5.40% (MBIA INS)
/(Original Issue Yield: 5.55%), 5/1/2013    AAA
1,373,151

  1,305,000   Carteret County, NC, GO UT School Improvements, 5.40% (MBIA INS)
/(Original Issue Yield: 5.55%), 5/1/2014    AAA
1,374,765

  1,000,000   Cary, NC, GO UT, 5.00% (Original Issue Yield: 4.66%), 3/1/2014
    AAA      1,046,150
  1,500,000   Cary, NC, Refunding Revenue Bonds, 5.00% (Original Issue Yield:
 5.10%), 12/1/2022    AA      1,485,180
  4,500,000   Cary, NC, Water & Public Improvements, 5.00% (Original Issue
 Yield: 4.94%), 3/1/2017    AAA      4,603,545

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 4,425,000   Cary, NC, Water & Public Improvements, 5.00% (Original Issue
Yield: 5.05%), 3/1/2019    AAA    $ 4,462,922
  3,325,000   Charlotte, NC Water & Sewer System, Refunding Revenue Bonds,
 5.00% (Original Issue Yield: 4.26%), 6/1/2009    AAA
3,533,145

  1,690,000   Charlotte, NC Water & Sewer System, Refunding Revenue Bonds,
5.00% (Original Issue Yield: 5.15%), 6/1/2019    AAA
1,698,923

  1,000,000   Charlotte, NC Water & Sewer System, Refunding Revenue Bonds,
5.00% (Original Issue Yield: 5.20%), 6/1/2021    AAA
1,000,400

  1,515,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.00%
(Original Issue Yield: 4.70%), 6/1/2008    AA+      1,603,218
  2,000,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.125%
(Original Issue Yield: 5.15%), 6/1/2013    AA+      2,096,740
  1,000,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.20%
(Original Issue Yield: 5.30%), 12/1/2011    AA+      1,055,220
  1,700,000   Charlotte, NC Water & Sewer System, Revenue Bonds, 5.25%
(Original Issue Yield: 5.66%), 6/1/2024    AA+      1,719,652
  1,000,000   Charlotte, NC, GO UT, 5.25% (Original Issue Yield: 4.90%),
 2/1/2013    AAA      1,062,120
  1,000,000   Charlotte, NC, GO UT, 5.50% (Original Issue Yield: 5.35%),
 6/1/2014    AAA      1,092,260
  1,600,000   Charlotte, NC, GO UT, 5.50% (Original Issue Yield: 5.41%),
 6/1/2015    AAA      1,739,264
  4,490,000   Charlotte, NC, GO UT, 5.60% (Original Issue Yield: 5.77%),
 6/1/2025    AAA      4,780,503


(See Notes to Portfolios of Investments)

116

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,295,000   Charlotte, NC, GO UT, 5.00%, 6/1/2007    AAA    $ 1,364,062
  1,000,000   Charlotte, NC, (Series A) GO UT, 5.50%, 7/1/2005    AAA
     1,028,390
  7,655,000   Charlotte, NC, 5.25% (Original Issue Yield: 5.03%), 2/1/2020
 AAA      7,898,812
  7,290,000   Charlotte, NC, 5.25% (Original Issue Yield: 5.05%), 2/1/2021
 AAA      7,510,377
  1,000,000   Charlotte, NC, Certificates of Participation, (Series B), 5.00%
(Original Issue Yield: 4.03%), 6/1/2011    AA+
1,052,940

  3,695,000   Charlotte, NC, Certificates of Participation, 5.50% (Original
Issue Yield: 5.55%), 12/1/2020    AA+      3,852,333
  3,000,000   Charlotte, NC, Certificates of Participation, 5.50% (Original
Issue Yield: 5.61%), 6/1/2025    AA+      3,113,520
  1,090,000   Charlotte, NC, Certificates of Participation, Public Safety
Facilities (Series D), 5.50% (Original Issue Yield: 5.55%),
6/1/2020    AA+      1,134,592
  840,000   Charlotte, NC, GO UT Refunding Bonds, 5.00% (Original Issue
Yield: 5.15%), 2/1/2012    AAA      889,753
  3,000,000   Charlotte, NC, GO UT Refunding Bonds, 5.40%, 6/1/2012
 AAA      3,160,650
  2,205,000   Charlotte, NC, GO UT Refunding Bonds, 5.50% (Original
Issue Yield: 5.55%), 7/1/2004    AAA      2,271,701
  1,000,000   Charlotte, NC, GO UT, 5.00% (Original Issue Yield: 5.10%),
2/1/2020    AAA      1,006,480
  1,000,000   Charlotte, NC, Storm Water Fee, 6.00%, 6/1/2025    AA+
   1,093,680
  2,000,000   Charlotte-Mecklenburg Hospital Authority, NC,
Health Care Revenue Bonds (Series 2001A), 5.00% (Carolinas Healthcare
System)/(Original Issue Yield: 5.30%), 1/15/2031    AA      1,878,940

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,780,000   Charlotte-Mecklenburg Hospital Authority, NC, Refunding Bonds,
 5.75% (Original Issue Yield: 6.50%), 1/1/2012    AA    $
1,821,278

  1,190,000   Charlotte-Mecklenburg Hospital Authority, NC, Refunding Bonds,
 6.00% (Original Issue Yield: 6.25%), 1/1/2005    AA
1,217,846

  1,000,000   Charlotte-Mecklenburg Hospital Authority, NC, Refunding Revenue
Bonds, 5.00% (Original Issue Yield: 5.30%),
1/15/2017    AA      982,770
  1,000,000   Charlotte-Mecklenburg Hospital Authority, NC, Revenue Bonds,
5.60% (Original Issue Yield: 5.70%), 1/15/2009    AA
1,062,840

  2,375,000   Concord, NC, (Series B), 5.00% (Original Issue Yield: 5.12%),
12/1/2017    AAA      2,396,423
  2,600,000   Concord, NC, Revenue Bonds (Series A), 5.00% (MBIA INS),
12/1/2017    AAA      2,619,682
  2,000,000   Cumberland County, NC, GO UT, 5.00% (FGIC INS)/(Original
 Issue Yield: 5.15%), 3/1/2017    AAA      2,041,680
  1,000,000   Dare County, NC, 5.125%, (AMBAC INS)/(Original Issue Yield:
 5.25%), 6/1/2018    AAA      1,013,100
  4,990,000   Durham County, NC, GO UT, 5.50%, 4/1/2011    AAA      5,496,585
  1,000,000   Durham County, NC, Certificates of Participation, 6.00% (Original
 Issue Yield: 6.15%), 5/1/2014    NR      1,102,160
  2,820,000   Durham County, NC, GO UT Bonds, 5.75% (Original Issue Yield:
 5.95%), 2/1/2010    AAA      2,894,222
  3,400,000   Durham County, NC, GO UT Public Improvement Bonds, 5.90%,
 4/1/2012    AAA      3,701,546


(See Notes to Portfolios of Investments)

117

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Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    North Carolina--continued

$ 10,000,000   Durham County, NC, GO UT, 5.50% (Durham, NC), 4/1/2010
   AAA    $   11,012,900
  1,500,000   Durham County, NC, Refunding Bond, 5.00% (Original Issue Yield:
5.18%), 5/1/2014    AA+      1,537,755
  1,000,000   Durham County, NC, Refunding Bond, 5.00%, 5/1/2007    AA+
     1,059,500
  2,130,000   Durham County, NC, Refunding Bonds, 5.00%, 5/1/2005    AA+
     2,249,301
  1,640,000   Durham, NC, 5.00% (Original Issue Yield: 4.47%), 4/1/2011
   AA+      1,719,064
  1,270,000   Durham, NC, 5.25% (Original Issue Yield: 4.70%), 4/1/2013
  AA+      1,339,901
  1,020,000   Durham, NC, 5.25% (Original Issue Yield: 4.90%), 4/1/2015
  AA+      1,059,943
  2,000,000   Durham, NC, GO UT Revenue Bonds, 5.80% (Original Issue Yield:
5.95%), 2/1/2012    AAA      2,127,440
  1,000,000   Durham, NC, GO UT, 5.00% (Original Issue Yield: 4.90%),
 4/1/2018    AAA      1,017,290
  2,500,000   Forsyth County, NC, 5.00% (Original Issue Yield: 5.10%),
10/1/2018    AA+      2,504,250
  2,000,000   Forsyth County, NC, Public Facility & Equipment Project,
5.125% (Original Issue Yield: 4.98%), 10/1/2017    AA+
2,030,220

  1,960,000   Forsyth County, NC, GO UT Bonds, 4.90% (Original Issue Yield:
5.00%), 3/1/2007    AAA      2,052,747
  2,510,000   Forsyth County, NC, GO UT Bonds, 5.40% (Original Issue Yield:
 5.65%), 6/1/2006    AAA      2,584,371

Principal Amount        Credit Rating*   Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$   1,475,000   Gaston County, NC, GO UT, 5.50% (FGIC LOC), 3/1/2014    AAA
$   1,616,305

    1,100,000   Gaston County, NC, GO UT Bonds, 5.20% (AMBACINS)/(Original
 Issue Yield: 5.40%), 3/1/2015    AAA       1,142,713
  500,000   Gastonia, NC, GO UT, 5.40% (MBIA INS), 5/1/2011    AAA     536,450
  2,000,000   Greensboro, NC, Certificates of Participation (Series A),
5.625% (Original Issue Yield: 6.05%), 12/1/2015    A1
2,228,600

  2,200,000 Greensboro, NC, GO UT Bonds, 4.70% (Original Issue Yield: 4.80%), 4/1/2014 AAA 2,242,636 1,035,000 Greensboro, NC, GO UT Bonds, 4.70% (Original
  Issue  Yield:  4.90%),   4/1/2016  AAA  1,035,683  1,065,000  Greensboro,   NC
  Enterprise System, (Series A), 5.00% (Original Issue Yield: 5.04%), 6/1/2016 AA- 1,080,219 1,465,000 Greensboro, NC Enterprise System, Revenue Bonds, 6.50%, 6/1/2006 AA- 1,633,358 1,000,000 Greensboro, NC Enterprise System,
  Water & Sewer Improvements (Series A), 5.30% (MBIA INS)/(Original Issue Yield:

5.518%), 6/1/2015    AAA     1,026,020
  6,650,000   Greensboro, NC Enterprise System, Water & Sewer Improvements
(Series A), 5.375% (Original Issue Yield: 5.594%),
6/1/2019    AA-     6,776,683
  1,500,000   Greenville, NC, Recreational Facility Improvements, 4.875%
(Original Issue Yield: 5.03%), 6/1/2016    AAA     1,506,540


(See Notes to Portfolios of Investments)

118

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Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    North Carolina--continued

$ 550,000   Guilford County, NC, (Series B), 5.10% (Original Issue Yield:
5.23%), 10/1/2014    AAA    $ 581,850
  600,000   High Point, NC, GO UT Revenue Bonds, 5.60%, 3/1/2008
 AA      638,868
  1,980,000   Iredell County, NC Iredell Memorial Hospital, 5.125%
(AMBAC INS)/(Original Issue Yield: 5.30%), 10/1/2013    AAA
2,049,280

  5,000,000   Iredell County, NC, Certificates of Participation, 6.125%
 (FGIC INS)/(Original Issue Yield: 6.23%), 6/1/2007
AAA      5,192,500
  1,000,000   Johnston County, NC, GO UT, 5.00% (FGIC INS)/(Original
Issue Yield: 4.83%), 6/1/2014    AAA      1,042,060
  1,000,000   Johnston County, NC, GO UT, 5.00% (FGIC INS)/(Original
Issue Yield: 5.17%), 6/1/2018    AAA      1,009,530
  1,130,000   Lee County, NC, GO UT, 5.00% (MBIA INS)/(Original Issue
 Yield: 5.05%), 4/1/2009    AAA      1,190,399
  1,725,000   Lee County, NC, GO UT, 5.00% (MBIA INS)/(Original Issue Yield:
 5.15%), 4/1/2010    AAA      1,816,494
  2,700,000   Lee County, NC, GO UT, 5.00% (MBIA INS)/(Original Issue Yield
 5.20%), 4/1/2011    AAA      2,842,074
  7,300,000   Mecklenburg County, NC, (Series B), 4.40% (Original Issue Yield:
 4.65%), 2/1/2014    AAA      7,208,166
  6,500,000   Mecklenburg County, NC, (Series D), 5.00%, 4/1/2013
  AAA      6,839,495
  6,230,000   Mecklenburg County, NC, GO UT (Series B), 4.40%
(Original Issue Yield: 4.60%), 2/1/2013    AAA      6,210,625
  2,000,000   Mecklenburg County, NC, GO UT Bonds (Series A),
 4.40% (Original Issue Yield: 4.65%), 2/1/2014    AAA      1,974,840

Principal Amount        Credit Rating*   Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 4,405,000   Mecklenburg County, NC, GO UT Bonds, 4.80% (Original Issue
Yield: 4.90%), 3/1/2009    AAA   $ 4,592,741
  12,000,000   Mecklenburg County, NC, GO UT, 4.40%, 2/1/2010    AAA
  12,243,000
  1,175,000   Moore County, NC, GO UT Public Improvements, 4.90% (MBIA INS)/(
Original Issue Yield: 4.95%), 6/1/2015    AAA
1,207,183

  1,600,000   Moore County, NC, GO UT Public Improvement, 4.90% (MBIA INS)/
(Original Issue Yield: 4.90%), 6/1/2014    AAA
1,656,816

  1,000,000   New Hanover County, NC, Certificates of Participation, 5.00%
(AMBAC INS)/(Original Issue Yield: 5.28%), 12/1/2020
AAA     993,330
  1,195,000   New Hanover County, NC, Certificates of Participation, 4.80%
(Original Issue Yield: 4.90%), 12/1/2009    AAA
1,250,328

  1,250,000   New Hanover County, NC, Certificates of Participation, 4.90%
(MBIA INS)/(Original Issue Yield: 5.00%), 12/1/2010
AAA     1,307,650

  1,315,000   New Hanover County, NC, Certificates of Participation, 5.00%
(MBIA INS)/(Original Issue Yield: 5.05%), 12/1/2011
AAA     1,375,411

  1,600,000   New Hanover County, NC, GO UT, 5.00% (Original Issue Yield:
 4.96%), 6/1/2018    AA-     1,627,952
  2,475,000   New Hanover County, NC, GO UT Bonds, 4.80%, 2/1/2017
 AA-     2,465,595
  2,475,000   New Hanover County, NC, GO UT Bonds, 4.90%, 2/1/2018
  AA-     2,471,832


(See Notes to Portfolios of Investments)

119

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Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    North Carolina--continued

$ 1,000,000   North Carolina Eastern Municipal Power Agency, (Series B), 7.00%
 (Original Issue Yield: 6.25%), 1/1/2008    A    $
1,135,460

  3,640,000   North Carolina Eastern Municipal Power Agency, 4.50%,
1/1/2024           3,430,664
  100,000   North Carolina Educational Facilities Finance Agency,
Refunding Revenue Bonds, 6.00% (Davidson College)/(Original Issue
Yield: 6.20%), 12/1/2012    AA      105,270
  1,000,000   North Carolina Educational Facilities Finance Agency,
 Revenue Bonds (Series C), 6.75% (Duke University)/(Original Issue
Yield: 6.769%), 10/1/2021    AA+      1,025,000
  980,000   North Carolina HFA, (Series 10-B), 4.90% (AMBAC INS)/
(Original Issue Yield: 4.90%), 7/1/2015    AAA      983,234
  770,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 5.00% (Original Issue Yield: 5.03%), 10/1/2004    AA
806,937

  2,000,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 5.40% (Original Issue Yield: 5.75%), 2/15/2011
A+      2,077,420
  5,000,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 5.50% (Original Issue Yield: 6.10%), 5/1/2015
AA-      5,054,400
  2,550,000   North Carolina Medical Care Commission, Refunding Revenue Bond,
 6.375% (FSA INS)/(Original Issue Yield: 6.49%),
8/15/2012    AAA      2,679,489

Principal Amount        Credit Rating*    Value

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,355,000   North Carolina Medical Care Commission, Refunding Revenue Bonds,
4.625% (REX Healthcare)/(Original Issue Yield: 4.93%),
6/1/2011    AAA    $ 1,377,872
  1,750,000   North Carolina Medical Care Commission, Refunding Revenue Bonds,
5.25% (Original Issue Yield: 5.70%), 5/1/2021
AA-      1,727,898
  2,500,000   North Carolina Medical Care Commission, Revenue Bonds, 4.75%
(Firsthealth of the Carolina's)/(Original Issue Yield:
5.14%), 10/1/2026    AA-      2,258,475
  1,525,000   North Carolina Medical Care Commission, Revenue Refunding Bonds,
 5.20% (Wilson Memorial Hospital)/(AMBAC INS)/(Original
Issue Yield: 5.35%), 11/1/2010    AAA      1,598,841
  2,500,000   North Carolina Municipal Power Agency No. 1, Refunding Revenue
 Bonds, 5.00% (Original Issue Yield: 7.393%), 1/1/2020
A      2,543,200
  5,300,000   North Carolina State, GO UT, 4.60% (Original Issue Yield: 4.63%),
 4/1/2013    AAA      5,379,818
  530,000   North Carolina State, GO UT, 4.60% (Original Issue Yield: 4.80%),
 4/1/2016    AAA      523,343
  3,365,000   North Carolina State, GO UT, 4.60%, 4/1/2015    AAA     3,357,833
  16,325,000   North Carolina State, (Series A), 4.75% (Original Issue Yield:
 4.73%), 4/1/2011    AAA      17,030,403


(See Notes to Portfolios of Investments)

120

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 2,300,000   North Carolina State, (Series A), 5.20% (Original Issue Yield:
 5.40%), 3/1/2014    AAA   $ 2,413,804
  1,170,000   North Carolina State, (Series A), 5.25% (Original Issue Yield:
 5.45%), 3/1/2016    AAA     1,227,634
  2,850,000   North Carolina State, GO UT (Series A), 4.75% (Original Issue
 Yield: 5.00%), 2/1/2012    AAA     2,928,404
  5,000,000   North Carolina State, GO UT (Series A), 5.20% (Original Issue
 Yield: 5.45%), 3/1/2015    AAA     5,223,400
  3,000,000   North Carolina State, GO UT (Series B), 4.50% (Original Issue
 Yield: 4.55%), 6/1/2005    AAA     3,063,990
  1,000,000   North Carolina State, GO UT Refunding Bonds (Series C), 4.80%
 (North Carolina Prison Facilities)/(Original Issue Yield:
4.85%), 3/1/2009    AAA     1,021,700
  11,035,000   North Carolina State, GO UT, 4.75% (Original Issue Yield:
4.93%), 4/1/2014    AAA     11,256,693
  1,000,000   North Carolina State, GO UT, 5.10%, 3/1/2008    AAA
 1,062,230
  6,625,000   North Carolina State, GO, 4.60%, 3/1/2006    AAA     6,775,918
  5,000,000   North Carolina State, GO, 4.60%, 4/1/2012    AAA     5,111,700
  1,000,000   North Carolina State, Public Improvement GO UT Bonds
 (Series 1999A), 5.25% (Original Issue Yield: 5.38%), 3/1/2015
AAA     1,055,600

  575,000   Onslow County, NC, GO UT Bonds, 5.70% (MBIA INS)/
(Original Issue Yield: 5.85%), 3/1/2013    AAA     608,500
  1,000,000   Orange County, NC Certificates of Participation,
 4.65%, 11/1/2009    AA-     1,032,400

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,190,000   Orange County, NC Certificates of Participation, 4.55% (Original
 Issue Yield: 4.549%), 11/1/2006    AA-    $ 1,242,431
  1,325,000   Orange County, NC, GO UT, 5.30% (Original Issue Yield: 5.25%),
 4/1/2014    AA+      1,418,214
  1,115,000   Orange County, NC, GO UT, 5.30%, 4/1/2015    AA+      1,185,412
  2,500,000   Orange County, NC, GO UT Bonds, 5.50% (Original Issue Yield:
5.75%), 2/1/2013    AA+      2,686,700
  2,965,000   Orange County, NC, GO UT, 5.00% (Original Issue Yield: 4.30%),
 2/1/2012    AA+      3,130,595
  2,945,000   Orange County, NC, GO UT, 5.25% (Original Issue Yield: 4.40%),
 2/1/2013    AA+      3,165,198
  750,000   Piedmont Triad Airport Authority, NC, (Series A), 4.25% (FSA INS)
/(Original Issue Yield: 3.92%), 7/1/2007    AAA
762,473

  1,000,000   Pitt County, NC, (Series A), 5.25% (FSA INS)/(Original Issue
 Yield: 5.85%), 4/1/2025    AAA      1,011,460
  3,000,000   Pitt County, NC, Refunding Bonds, 5.25% (Pitt County
Memorial Hospital)/(Original Issue Yield: 5.85%), 12/1/2021
Aaa      3,050,130
  3,000,000   Pitt County, NC, Refunding Bonds, 5.30% (Pitt County
 Memorial Hospital)/(Original Issue Yield: 5.40%), 12/1/2009
Aaa      3,191,250
  2,380,000   Pitt County, NC, Refunding Revenue Bonds, 5.10% (Pitt
County Memorial Hospital)/(Original Issue Yield: 5.20%),
12/1/2007    Aaa      2,541,721
  3,635,000   Pitt County, NC, Refunding Revenue Bonds, 5.20% (Pitt
County Memorial Hospital)/(Original Issue Yield: 5.30%),
12/1/2008    Aaa      3,865,968
  1,000,000   Raleigh & Durham, NC Airport Authority, (Series A),
5.50% (FGIC INS)/(Original Issue Yield: 4.04%), 11/1/2008
Aaa      1,082,000


(See Notes to Portfolios of Investments)

121

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,000,000   Raleigh, NC Combined Enterprise System, Revenue Bonds
 (Series 2001), 4.75% (Original Issue Yield: 5.00%), 3/1/2026
AAA    $ 941,590
  2,000,000   Raleigh, NC Combined Enterprise System, Revenue Bonds,
 4.75% (Original Issue Yield: 5.00%), 3/1/2012    AAA
1,941,380

  1,045,000   Raleigh, NC, Refunding Bonds, 5.00%, 4/1/2005    AAA    1,106,571
  1,025,000   Sanford, NC, GO UT Bonds, 4.90% (MBIA INS), 3/1/2009
   AAA      1,071,832
  1,965,000   Union County, NC, GO UT, 4.75% (Original Issue Yield: 4.66%),
 3/1/2014    AA-      1,989,484
  2,750,000   Union County, NC, GO UT, 4.75% (Original Issue Yield: 4.76%),
 3/1/2015    AA-      2,759,213
  5,000,000   Union County, NC, GO UT, 4.75% (Original Issue Yield: 4.90%),
 3/1/2017    AA-      4,906,550
  2,085,000   University of North Carolina at Chapel Hill, (Series A), 5.00%
(Original Issue Yield: 3.97%), 12/1/2008    AA+
2,214,520

  3,200,000   University of North Carolina at Chapel Hill, Utility Refunding
 Bonds, 5.00% (Original Issue Yield: 5.60%), 8/1/2010
AA          3,303,232
  2,000,000   University of North Carolina, (Series C), 5.125% (AMBAC INS)
(Original Issue Yield: 5.25%), 4/1/2018    AAA
2,020,680

  1,300,000   University of North Carolina, Pool, 5.00% (AMBAC INS)/(Original
Issue Yield: 4.80%), 10/1/2008    AAA      1,377,415

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 1,255,000   University of North Carolina, Refunding Revenue Bonds,
5.75% (AMBAC INS)/(Original Issue Yield: 5.20%), 10/1/2013
AAA    $ 1,385,909

  1,300,000   Wake County, NC, GO UT, 4.75% (Original Issue Yield: 4.80%)
 2/1/2015    AAA      1,320,956
  3,000,000   Wake County, NC, (Series B), 4.50% (Original Issue Yield:
 4.00%), 2/1/2007    AAA      3,121,170
  7,500,000   Wake County, NC, (Series B), 4.50% (Original Issue Yield:
 4.70%), 2/1/2014    AAA      7,475,250
  2,000,000   Wake County, NC, (Series B), 5.25% (Original Issue Yield:
4.91%), 2/1/2017    AAA      2,100,280
  3,000,000   Wake County, NC, GO UT Bonds, 4.50% (Original Issue Yield:
4.72%), 3/1/2010    AAA      3,071,520
  5,960,000   Wake County, NC, GO UT Bonds, 4.60% (Original Issue Yield:
4.87%), 3/1/2012    AAA      6,072,406
  1,375,000   Wake County, NC, Hospital Revenue Bonds, 5.125% (MBIA INS)/
(Original Issue Yield: 5.35%), 10/1/2026    AAA
1,399,200

  1,250,000   Winston-Salem, NC Certificates of Participation, (Series A),
5.00%, 6/1/2015    AA+      1,281,350
  1,000,000   Winston-Salem, NC Certificates of Participation, (Series C),
5.00% (Original Issue Yield: 5.22%), 6/1/2021    AA+
984,700

  1,050,000   Winston-Salem, NC Certificates of Participation, 5.00%
 (Original Issue Yield: 4.41%), 6/1/2013    AA+      1,095,297
  1,050,000   Winston-Salem, NC Certificates of Participation, 5.00%
(Original Issue Yield: 4.70%), 6/1/2016    AA+      1,066,075


(See Notes to Portfolios of Investments)

122

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--------------------------------------------------------------------------------

Wachovia North Carolina Municipal Bond Fund

Principal Amount        Credit Rating*    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    North Carolina--continued

$ 4,670,000   Winston-Salem, NC Certificates of Participation, 5.00%
 (Original Issue Yield: 4.92%), 6/1/2020    AA+    $ 4,628,297
  2,745,000   Winston-Salem, NC Water & Sewer System, Revenue Bonds
 4.80% (Original Issue Yield: 4.90%), 6/1/2013    AAA
2,811,017

  3,350,000   Winston-Salem, NC Water & Sewer System, Revenue Bonds,
4.875% (Original Issue Yield: 4.95%), 6/1/2014    AAA
3,427,251

  1,980,000   Winston-Salem, NC, (Series C), 5.25% (Original Issue Yield:
4.90%), 6/1/2015    AA+      2,052,706

--------------------------------------------------------------------------------

    Total Long-Term Municipals

 (identified cost $409,247,615)         $ 422,515,954

--------------------------------------------------------------------------------



 Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registered Investment Companies--0.6%
724   AIM Global Management Short Term Investment Co.    $ 724
581   Dreyfus Tax Exempt Money Market Fund      581
2,379,587   Federated Tax-Free Obligations Fund      2,379,587
531   Fidelity Tax Exempt Money Market Fund      531

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      2,381,423

--------------------------------------------------------------------------------

    Total Investments

 (identified cost $411,629,038)    $ 424,897,377

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

123
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Wachovia South Carolina Municipal Bond Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund
 (Class A Shares)

     The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class A Shares) (the "Fund" ) from November 30, 1991 to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.66%
5 Year    4.04%
10 Year    5.81%
Start of Performance (1/11/91) (cumulative)    88.52%
Start of Performance (1/11/91)    6.00%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, 10-year, start of performance (1/11/91) (cumulative) and start of performance (1/11/91) periods were 7.49%, 5.00%, 6.30%, 97.38% and 6.44%, respectively.

124

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund (Class Y Shares)


Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year   7.76 %
5 Year   5.25 %
Start of Performance (7/23/96) (cumulative)   35.43 %
Start of Performance (7/23/96)   5.82 %


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMBI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

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Wachovia South Carolina Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit Rating *    Value

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Long-Term Municipals--99.7%
    South Carolina--99.1%
$ 600,000   Aiken County, SC, 5.125%, 4/1/2005    Aa1    $ 637,518
  5,000,000   Anderson County, SC, School District No. 002, GO UT, (Series B),
5.125% (MBIA INS)/(Original Issue Yield: 5.77%),
3/1/2025    AAA      5,003,250
  500,000   Anderson County, SC, School District No. 002, GO UT, (Series B),
5.25% (Original Issue Yield: 5.70%), 3/1/2021
AA+      507,095
  850,000   Barnwell County, SC, School District No. 45, GO UT, 5.40%
(Original Issue Yield: 5.45%), 2/1/2009    AAA      895,994
  1,300,000   Beaufort County, SC, GO UT, 5.00% (FGIC INS)/(Original Issue
 Yield: 4.75%), 2/1/2013    AAA      1,351,662
  1,000,000   Beaufort County, SC, GO UT, 5.00% (FGIC INS)/(Original Issue
 Yield: 4.85%), 2/1/2014    AAA      1,032,990
  1,160,000   Beaufort County, SC, GO UT, 5.25% (FGIC INS)/(Original Issue
 Yield: 5.10%), 2/1/2017    AAA      1,196,969
  1,415,000   Beaufort County, SC, GO UT, 5.65% (MBIA INS)/(Original Issu
 Yield: 5.65%), 12/1/2009    AAA      1,427,891
  1,600,000   Beaufort County, SC, School District, GO UT, 5.00% (Original
 Issue Yield: 4.80%), 3/1/2015    Aa1      1,641,008
  2,395,000   Beaufort County, SC, School District, GO UT, 5.00% (Original
Issue Yield: 4.89%), 3/1/2016    Aa1      2,438,350
  2,685,000   Beaufort County, SC, School District, (Series A), 5.00%
(Original Issue Yield: 5.03%), 3/1/2018    Aa1      2,703,580

Principal Amount        Credit Rating *    Value

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Long-Term Municipals--continued
    South Carolina--continued

$ 4,000,000   Beaufort-Jasper, SC, Water & Sewer Authority, Refunding Revenue
 Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.07%),
3/1/2021    Aaa    $ 3,956,320
  750,000 Berkeley County, SC, Pollution Control Facilities, 6.50% (South Carolina Electric and Gas), 10/1/2014 A- 795,450 3,000,000 Berkeley County, SC, School District, GO UT, 5.00% (Original Issue Yield: 5.70%), 4/1/2020 AA+ 3,000,810 2,000,000 Berkeley County, SC, School District, GO UT, 5.375% (Original Issue Yield: 5.45%), 4/1/2015 AA+ 2,104,060 4,500,000 Berkeley
  County, SC, School District, GO UT, 5.375% (Original Issue Yield: 5.50%), 4/1/2016 AA+ 4,705,605 5,000,000 Berkeley County, SC, School District, GO UT, 5.375% (Original Issue Yield: 5.55%), 4/1/2017 AA+ 5,204,000 2,200,000
  Berkeley County, SC, School District, GO UT, 5.375%, 4/1/2014 AA+ 2,330,086 3,705,000 Berkeley County, SC, School District, GO UT, 5.375%, 4/1/2018 AA+ 3,835,527 5,500,000 Berkeley County, SC, School District, GO UT, 5.375%, 4/1/2019 AA+ 5,674,735 2,270,000 Berkeley County, SC, School District, Certificates of Participation, 5.15% (MBIA INS)/(Original Issue Yield: 5.15%),

2/1/2008    AAA      2,388,903
  1,500,000   Berkeley County, SC, Water & Sewer, Refunding Revenue Bonds,
5.50% (MBIA INS)/(Original Issue Yield: 5.55%),
6/1/2013    AAA      1,569,195


(See Notes to Portfolios of Investments)

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Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

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Long-Term Municipals--continued
    South Carolina--continued

$ 2,420,000   Berkeley County, SC, Water & Sewer, Refunding Revenue Bonds,
5.55% (MBIA INS)/(Original Issue Yield: 5.60%),
6/1/2014    AAA    $ 2,534,272
  1,000,000   Camden, SC, Public Utility, Refunding Revenue Bonds, 5.50%
(MBIA INS)/(Original Issue Yield: 5.80%), 3/1/2022
AAA      1,027,270
  1,105,000   Charleston County, SC, Airport District, Airport System
 Refunding Revenue Bonds, 4.75% (MBIA INS), 7/1/2015    AAA
1,088,116

  3,200,000   Charleston County, SC, School District, GO UT, 5.00%
(FSA INS)/(Original Issue Yield: 5.10%), 2/1/2020    AAA
3,197,120

  3,890,000   Charleston County, SC, School District, GO UT, 5.00%
(FSA INS)/(Original Issue Yield: 5.12%), 2/1/2021    AAA
3,877,863

  5,760,000   Charleston County, SC, School District, GO UT, 5.00%
(FSA INS)/(Original Issue Yield: 5.17%), 2/1/2023    AAA
5,726,131

  1,670,000   Charleston County, SC, School District, GO UT, 5.00%
(South Carolina State Educational Assistance Authority LOC),
2/1/2017    AA+      1,691,827
  1,535,000   Charleston County, SC, GO UT, 5.25% (Original Issue Yield:
 5.33%), 5/1/2020    AA+      1,562,906
  1,250,000   Charleston County, SC, GO UT, 5.50%, 6/1/2014
AA+      1,355,213
  4,000,000   Charleston County, SC, (Series A), 5.125% (FSA INS)/
(Original Issue Yield: 4.88%), 8/15/2015    AAA      4,147,520
  5,500,000   Charleston County, SC, 5.50% (Charleston Public Facilities Corp.)
/(MBIA INS)/(Original Issue Yield: 5.70%),
12/1/2015    AAA      5,646,410
  3,495,000   Charleston County, SC, 6.00% (MBIA INS)/(Original Issue Yield:
 5.40%), 12/1/2009    AAA      3,925,165

Principal Amount        Credit Rating *   Value

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Long-Term Municipals--continued
    South Carolina--continued

$ 3,010,000   Charleston, SC, Waterworks and Sewer, 5.00% (MBIA INS), 1/1/2022
    AAA   $ 2,970,449
  1,000,000   Charleston, SC, Waterworks and Sewer, 6.00% (Original Issue
 Yield: 6.242%), 1/1/2012    AA-     1,023,400
  3,700,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
5.125% (Original Issue Yield: 4.30%), 1/1/2010
AA-     3,915,562

  4,295,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 5.125%, 1/1/2013    AA-     4,536,723
  3,205,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 5.125% (Original Issue Yield: 4.73%), 1/1/2016
AA-     3,345,732

  1,000,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 5.25% (Original Issue Yield: 4.86%), 1/1/2018    AA-
1,022,350

  7,030,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 6.00% (AMBAC INS)/(Original Issue Yield: 6.201%),
1/1/2016    AAA     7,194,643
  2,000,000   Charleston, SC, Waterworks and Sewer, Refunding Revenue Bonds,
 6.00% (Original Issue Yield: 6.285%), 1/1/2018
AA-     2,046,800

  250,000   Charleston, SC, GO UT, (Series A), 6.30%, 9/1/2005    AA    255,030
  1,245,000   Charleston, SC, GO UT, (Series B), 5.00%, 7/1/2011
 AA+     1,314,334
  1,155,000   Chester County, SC, School District, GO UT, 5.30%
(AMBAC INS)/(Original Issue Yield: 5.45%), 2/1/2011    AAA
1,178,227

  1,140,000   Chester County, SC, School District, GO UT, 5.30%
 (AMBAC INS)/(Original Issue Yield: 5.50%), 2/1/2012    AAA
1,161,352

  1,245,000   Citadel Military College, Refunding Revenue Bonds,
 5.125% (AMBAC INS)/(Original Issue Yield: 5.35%), 4/1/2017
AAA     1,259,741

(See Notes to Portfolios of Investments)

127

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Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

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Long-Term Municipals--continued
    South Carolina--continued

$ 1,785,000   Clemson University, Revenue Bonds, 6.00% (AMBAC INS),
5/1/2013    AAA    $ 1,984,759
  2,000,000   Columbia, SC, Parking Facilities Refunding Revenue Bonds,
5.875% (AMBAC INS)/(Original Issue Yield: 6.007%),
12/1/2013    AAA      2,155,720
  500,000   Columbia, SC, Waterworks & Sewer System, Refunding Revenue Bonds,
 5.50% (Original Issue Yield: 5.65%), 2/1/2009
AA      542,910
  3,970,000   Columbia, SC, Waterworks & Sewer System, Refunding Revenue Bonds,
 5.70%, 2/1/2010    AA      4,379,426
  1,065,000   Dorchester County, SC, School District No. 002, GO UT, 5.125%
 (FGIC INS)/(Original Issue Yield: 5.25%), 2/1/2012
AAA      1,093,031
  2,250,000   Dorchester County, SC, School District No. 002, GO UT, 5.20%
(FGIC INS)/(Original Issue Yield: 5.35%), 2/1/2017
AAA      2,276,460
  3,000,000   Dorchester County, SC, School District No. 002, GO UT, 5.20%
 (FGIC INS), 2/1/2018    AAA      3,026,280
  870,000   Edgefield County, SC, School District, GO UT, 6.40% (FSA INS)/
(Original Issue Yield: 6.60%), 2/1/2009    AAA      929,569
  2,000,000   Fairfield County, SC, PCR, 6.50% (South Carolina Electric and
 Gas), 9/1/2014    A      2,118,080
  1,000,000   Fairfield County, SC, PCR, 6.50% (South Carolina Electric and
 Gas)/(MBIA INS), 9/1/2014    AAA      1,062,180

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 1,205,000   Fairfield County, SC, School District, Certificates of
Participation, 5.50% (Fairfield Primary Geiger)/(Asset Guaranty
GTD)/(Original Issue Yield: 5.60%), 3/1/2007    AA    $ 1,282,445
  1,000,000   Florence County, SC, Hospital, Refunding Revenue Bonds,
5.25% (FGIC INS)/(Original Issue Yield: 5.457%), 11/1/2009
AAA      1,037,000
  1,485,000   Florence County, SC, Law Enforcement Control Project,
 5.70% (AMBAC INS)/(Original Issue Yield: 5.90%), 3/1/2003
AAA      1,546,034
  1,220,000   Florence County, SC, Law Enforcement Control Project,
6.00% (AMBAC INS)/(Original Issue Yield: 6.15%), 3/1/2006
AAA      1,290,333
  1,600,000   Florence, SC, Water & Sewer, Refunding Revenue Bonds
 5.20% (AMBAC INS)/(Original Issue Yield: 5.35%), 3/1/2007
AAA      1,657,280
  2,000,000   Georgetown County, SC, GO UT, 5.75%, 3/1/2013    AA+    2,212,080
  2,000,000   Grand Strand Water & Sewage Authority, SC, Refunding Revenue
Bonds, 5.00% (FSA INS), 6/1/2026    AAA      1,968,080
  2,900,000   Grand Strand Water & Sewage Authority, SC, Refunding Revenue
Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.15%),
6/1/2031    AAA      2,840,840
  3,805,000   Grand Strand Water & Sewage Authority, SC, Refunding Revenue
 Bonds, 6.375% (South Carolina Waterworks & Sewer
System)/(MBIA INS)/(Original Issue Yield: 6.508%), 6/1/2012    AAA    4,429,857


(See Notes to Portfolios of Investments)

128

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *   Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    South Carolina--continued

$ 1,800,000   Grand Strand Water & Sewage Authority, SC, Waterworks & Sewer
 System Refunding Revenue Bonds, 6.00% (MBIA
INS)/(Original Issue Yield: 6.595%), 6/1/2019    AAA   $ 1,824,804
  1,120,000   Greenville County, SC, GO UT, 5.40%, 4/1/2021    AAA   1,156,814
  2,700,000   Greenville County, SC, GO UT, 5.50%, 4/1/2025    AAA   2,808,729
  980,000   Greenville County, SC, GO UT, (Library Project), 5.35%
(Original Issue Yield: 5.45%), 4/1/2019    AAA     1,010,948
  2,840,000   Greenville, SC, Hospital System Facilities, Refunding Revenue
 Bonds, (Series A), 5.00% (Original Issue Yield: 5.15%),
5/1/2004    AA     2,949,624
  1,000,000   Greenville, SC, Hospital System Facilities, Refunding Revenue
 Bonds, (Series A), 5.75% (Original Issue Yield: 6.00%),
5/1/2014    AA     1,049,940
  2,000,000   Greenville, SC, Waterworks Revenue, Revenue Bonds, 5.50%
(Original Issue Yield: 5.60%), 2/1/2022    AA     2,063,740
  1,400,000   Greenwood SC, Combined Public Utility, Refunding Revenue Bonds,
 5.35% (AMBAC INS)/(Original Issue Yield: 5.45%),
12/1/2005    AAA     1,481,830
  1,320,000   Greenwood SC, Combined Public Utility, Refunding Revenue Bonds,
 5.70% (AMBAC INS), 12/1/2010    AAA     1,409,364
  1,125,000   Greer SC, Combined Utility System, Revenue Bonds, 4.75%
(AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2011    AAA
1,156,140

  1,000,000   Hilton Head Island, SC Public Facilities Corp., Certificates
 of Participation, 5.40% (AMBAC INS)/(Original Issue Yield:
5.599%), 3/1/2009    AAA     1,054,940

Principal Amount        Credit Rating *   Value

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$  2,000,000   Hilton Head, SC, Public Services District No. 1, Waterworks and
 Sewer Refunding Revenue Bonds, 5.50% (MBIA
INS)/(Original Issue Yield: 5.80%), 8/1/2015    AAA   $  2,082,220
  4,000,000   Hilton Head, SC, Public Services District No. 1, Waterworks and
 Sewer Systems Revenue Bonds, 5.50% (MBIA INS)/(Original
Issue Yield: 5.85%), 8/1/2020    AAA     4,084,520
  585,000 Horry County, SC, Hospitality Fee, Special Obligation, 4.75% (Original Issue Yield: 4.87%), 4/1/2007 A 608,289 1,000,000 Kershaw County, SC, School
  District,  GO UT, 5.50% (Original Issue Yield: 5.55%),  2/1/2011 AA+ 1,083,660
  1,030,000 Laurens County, SC, Health Care Systems, GO UT, 5.70% (MBIA INS), 1/1/2008 AAA 1,080,439 1,025,000 Laurens County, SC, School District Number 055, GO UT, 5.50% (FGIC INS), 3/1/2016 AAA 1,084,696 1,395,000 Laurens, SC,
  Public Utility,  Refunding  Revenue Bonds,  5.00% (FGIC  INS)/(Original  Issue
  Yield: 5.393%), 1/1/2018

AAA     1,389,601

  4,000,000   Lexington County, SC, Health Services District, Inc., Refunding
 Revenue Bonds, 5.125% (FSA INS)/(Original Issue Yield:
5.50%), 11/1/2021    AAA     3,975,160
  2,000,000   Lexington, SC, Water & Sewage, Refunding Revenue Bonds, 5.50%
(Asset Guaranty INS)/(Original Issue Yield: 5.68%),
4/1/2029    AAA     2,198,400
  1,000,000   North Charleston, SC, GO UT, 5.50%, 8/1/2005    AA-     1,054,590


(See Notes to Portfolios of Investments)

129

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 1,670,000   North Charleston, SC, GO UT, 5.50% (Original Issue Yield: 5.60%),
 8/1/2006    AA-    $ 1,753,316
  3,750,000   North Charleston, SC, Sewer District, Refunding Revenue Bonds,
 6.375% (MBIA INS)/(Original Issue Yield: 6.508%),
7/1/2012    AAA      4,369,500
  2,000,000   North Charleston, SC, Sewer District, Refunding Revenue Bonds
(Series A), 6.00% (MBIA INS)/(Original Issue Yield:
6.593%), 7/1/2018    AAA      2,031,380
  2,500,000   Oconee County, SC, PCR Refunding Bonds, 5.80% (Duke Energy
 Corp.), 4/1/2014    AA-      2,601,425
  1,000,000   Oconee County, SC School District, GO UT, 5.00% (Original Issue
 Yield: 5.35%), 9/1/2010    AAA      1,037,080
  1,155,000   Oconee County, SC School District, GO UT, 5.10% (Original Issu
 Yield: 5.40%), 9/1/2011    AAA      1,197,700
  1,090,000   Oconee County, SC School District, GO UT, 5.10% (Original Issue
 Yield: 5.45%), 9/1/2012    AAA      1,123,583
  275,000   Oconee County, SC, School District, GO UT, 5.10% (MBIA INS)/
(Original Issue Yield: 5.50%), 9/1/2013    AAA      282,070
  925,000   Orangeburg County, SC, Consolidated School District, GO UT,
 5.00% (FSA INS)/(Original Issue Yield: 5.00%), 3/1/2019
AAA      926,767
  1,665,000   Orangeburg County, SC, Consolidated School District, GO UT,
 5.25% (Original Issue Yield: 5.31%), 3/1/2017    AA+
1,709,156

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 290,000   Piedmont Municipal Power Agency, SC, Escrowed to Maturity,
Refunding Revenue Bond, 6.50% (FGIC INS)/(Original Issue
Yield: 6.625%), 1/1/2014    AAA    $ 344,349
  695,000   Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds,
 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 1/1/2013
AAA      762,436
  1,695,000   Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds,
 5.60% (MBIA INS)/(Original Issue Yield: 5.67%),
1/1/2009    AAA      1,862,483
  500,000   Piedmont Municipal Power Agency, SC, Refunding Revenue Bonds
 6.75% (FGIC INS)/(Original Issue Yield: 6.78%), 1/1/2019
AAA      595,540
  2,435,000   Richland County, SC, Hospital Facilities, Refunding Revenue
 Bonds (Series PG-A), 7.10% (Community Provider Pooled Loan
Program)/(CGIC INS), 7/1/2005    AAA      2,641,878
  3,175,000   Richland County, SC, School District No. 001, GO UT, 4.625%,
3/1/2022    AA+      2,961,005
  975,000   Richland County, SC, School District No. 001, GO UT, 5.00%
(Original Issue Yield: 5.35%), 3/1/2016    AA+      986,671
  1,000,000   Richland County, SC School District No. 001, 5.75%, 3/1/2016
   AA+      1,079,220
  2,000,000   Richland County, SC, School District No. 002, GO UT, 5.00%
(Original Issue Yield: 5.04%), 3/1/2019    AA+
2,003,520

  2,980,000   Richland County, SC, GO UT, (Series A), 5.00% (Original Issue
Yield: 4.55%), 3/1/2016    AA+      3,033,640
  1,645,000   Richland County, SC, GO UT, (Series C), 5.80% (Original Issue
 Yield: 5.85%), 3/1/2007    AA      1,733,402


(See Notes to Portfolios of Investments)

130

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--------------------------------------------------------------------------------

Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 110,000   Rock Hill, SC, Housing Development Corp., Multi-Family Refunding
 Revenue Bonds, 7.50%, 7/1/2010    Aaa    $ 112,888
  1,745,000   Rock Hill, SC, Utility System, (Series C), 5.00% (FSA INS)/
(Original Issue Yield: 4.72%), 1/1/2007    AAA
1,843,854


  2,630,000   Rock Hill, SC, Utility System, Refunding Revenue Bonds, 5.25%
(AMBAC INS)/(Original Issue Yield: 5.40%), 1/1/2008
AAA      2,713,608
  5,760,000   South Carolina Education Facilities Authority, Revenue Bonds,
 Furman University Project, 5.50% (Original Issue Yield:
5.54%), 10/1/2030    Aaa      5,915,866
  1,500,000   South Carolina Job Development Authority, Revenue Bonds, 5.25%
 (Anderson Area Medical Center, Inc.)/(MBIA
INS)/(Original Issue Yield: 5.63%), 2/1/2015    AAA      1,531,965
  340,000   South Carolina Resources Authority, Local Government Program,
 Revenue Bonds (Series A), 7.00%, 6/1/2003    AA
346,933

  1,000,000   South Carolina State Educational Assistance Authority,
Refunding Revenue Bonds (Series A-3), 5.80% (Original Issue
Yield: 5.90%), 9/1/2004    AAA      1,064,510
  1,000,000   South Carolina State Educational Assistance Authority,
Refunding Revenue Bonds (Series B), 5.70% (Original Issue Yield:
5.75%), 9/1/2005    A      1,063,430

Principal Amount        Credit Rating *    Value

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 2,825,000   South Carolina State Housing Finance & Development Authority,
Refunding Revenue Bonds (Series A), 6.15%, 7/1/2008
AA    $ 3,003,398

  500,000   South Carolina State Ports Authority, Revenue Bonds, 6.50%
 (AMBAC INS)/(Original Issue Yield: 6.75%), 7/1/2006
AAA      514,675
  500,000   South Carolina State Ports Authority, Revenue Bonds, 6.625%
 (AMBAC INS)/(Original Issue Yield: 6.823%), 7/1/2011
AAA      514,780
  3,145,000   South Carolina State Public Service Authority, (Series B),
 5.00% (MBIA INS)/(Original Issue Yield: 5.16%), 1/1/2018
AAA      3,147,956
  2,500,000   South Carolina State Public Service Authority, Refunding
Revenue Bonds, (Series C), 5.00% (AMBAC INS)/(Original Issue
Yield: 5.25%), 1/1/2014    AAA      2,522,275
  1,000,000   South Carolina State Public Service Authority, Refunding
Revenue Bonds, 5.00% (MBIA INS)/(Original Issue Yield: 5.15%),
1/1/2014    AAA      1,020,960
  1,040,000   South Carolina State, (Series A), GO UT Highway Improvement
Bonds, 4.50%, 4/1/2020    AAA      980,970
  4,485,000   South Carolina State, (Series A), 4.60% (Original Issue Yield:
 4.45%), 5/1/2011    AAA      4,616,545
  3,000,000   South Carolina State, (Series A), 4.60% (Original Issue Yield:
 4.80%), 5/1/2016    AAA      2,959,140
  800,000   South Carolina State, GO UT, (Series A) Highway Improvement Bonds,
 4.50%, 4/1/2021    AAA      750,264


(See Notes to Portfolios of Investments)

131

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Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    South Carolina--continued

$ 350,000   South Carolina State, GO UT, 6.00% (Medical University of South
 Carolina)/(Original Issue Yield: 6.15%), 3/1/2003
AAA    $ 356,731
  375,000   South Carolina State, GO UT, 6.00% (Medical University of South
 Carolina)/(Original Issue Yield: 6.25%), 3/1/2004
AAA      382,211
  1,000,000   South Carolina Transportation Infrastructure Bank, (Series A),
 Revenue Bonds, 5.00% (Original Issue Yield: 4.35%),
10/1/2012    AAA      1,037,000
  5,000,000  South  Carolina  Transportation  Infrastructure  Bank,  (Series A),
  5.375%  (MBIA  INS),   10/1/2018  AAA  5,148,450   4,900,000   South  Carolina
  Transportation  Infrastructure  Bank,  Revenue  Bonds  (Series A), 4.50% (MBIA
  INS), 10/1/2016 AAA

4,697,237

  1,040,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds
 (Series A), 5.00% (MBIA INS), 10/1/2007    AAA
1,106,684
  12,000,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds
 (Series A), 5.375% (AMBAC INS)/(Original Issue Yield:
5.50%), 10/1/2024    AAA      12,244,320
  6,000,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds
 4.50% (MBIA INS), 10/1/2014    AAA      5,893,500

Principal Amount        Credit Rating *   Value

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Long-Term Municipals--continued
    South Carolina--continued

$   2,595,000   Spartanburg County, SC, Health Services District, Inc.,
 Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue
Yield: 5.60%), 4/15/2011    AAA   $     2,673,058
  3,000,000   Spartanburg County, SC, Health Services District, Inc.,
Refunding Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue
Yield: 5.70%), 4/15/2015    AAA     3,110,490
  3,000,000   Spartanburg County, SC, Hospital Facilities, Refunding
 Revenue Bonds, 6.55% (Spartanburg General Hospital System)/(FSA
INS), 4/15/2010    AAA     3,105,900
  1,000,000   Spartanburg County, SC, 5.375% (State Aid Withholding INS)/
(Original Issue Yield: 5.54%), 4/1/2019    AA     1,033,280
  1,005,000   Spartanburg County, SC, 5.375% (State Aid Withholding INS)/
(Original Issue Yield: 5.57%), 4/1/2020    AA     1,034,657
  1,000,000   Spartanburg County, SC, School District No. 5, GO UT, 5.25%
 (Original Issue Yield: 5.30%), 5/1/2011    AA+
1,081,940

  1,000,000   Spartanburg County, SC, School District No. 7, GO UT, 5.00%
 (Original Issue Yield: 4.59%), 3/1/2016    AA+
1,033,470

  450,000   Spartanburg, SC, Leased Housing Corp., Refunding Revenue Bonds,
 7.50%, 10/1/2011    A2     468,221
  1,035,000   Sumter County, SC, Hospital Facilities, 6.50% (MBIA INS)/
(Original Issue Yield: 6.80%), 11/15/2002    AAA     1,077,103
  1,015,000   University of South Carolina, Revenue Bonds, 5.60% (AMBAC INS)
/(Original Issue Yield: 5.70%), 6/1/2017    Aaa
1,060,188

(See Notes to Portfolios of Investments)

132

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Wachovia South Carolina Municipal Bond Fund

Principal Amount        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    South Carolina--continued

$ 3,465,000  University  of South  Carolina,  Revenue  Bonds,  5.70% (MBIA INS),
  6/1/2020 AAA $ 3,588,008 2,090,000 Western Carolina Regional Sewer Authority, SC, Refunding Revenue Bonds, 5.40% (FGIC INS)/(Original Issue Yield:

5.465%), 3/1/2007    AAA      2,189,484
  8,500,000   Western Carolina Regional Sewer Authority, SC,
efunding Revenue Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.15%),
3/1/2021    AAA      8,462,940
  2,300,000   Western Carolina Regional Sewer Authority, SC,
Sewer System Revenue Bonds, 5.50% (FGIC INS)/(Original Issue Yield:
5.627%), 3/1/2010    AAA      2,411,228
  1,020,000   Winnsboro, SC, Utility Revenue, Refunding Revenue Bonds,
5.25% (MBIA INS)/(Original Issue Yield: 4.85%), 8/15/2013
AAA      1,091,358
  3,410,000   York County, SC, School District 03, GO UT, 5.00%,
3/1/2012    AA+      3,575,726
  1,000,000   York County, SC, School District 04, GO UT, 5.125%
(Original Issue Yield: 5.15%), 3/1/2018    AA+      1,013,540
  1,360,000   York County, SC, School District 04, GO UT, 5.125%
(Original Issue Yield: 5.25%), 3/1/2021    AA+      1,366,351

--------------------------------------------------------------------------------

    Total           335,749,179

--------------------------------------------------------------------------------


Principal Amount or Shares        Credit Rating *    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Long-Term Municipals--continued
    Puerto Rico--0.6%

$ 2,000,000   Puerto Rico Public Building Authority, (Series B), 5.25%
(FSA INS)/(Original Issue Yield: 5.65%), 7/1/2021    AAA    $
2,045,720

--------------------------------------------------------------------------------

    Total Long-Term Municipals (identified cost $323,330,848)      337,794,899

--------------------------------------------------------------------------------


Registered Investment Companies--0.1%
37   AIM Global Management Money Market Fund      37
13   Dreyfus Tax Exempt Money Market Fund      13
169,099   Federated Tax-Free Obligations Fund      169,099
727   Fidelity Tax Exempt Money Market Fund      727

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      169,876

--------------------------------------------------------------------------------

    Total Investments (identified cost $323,500,724)    $ 337,964,775

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(See Notes to Portfolios of Investments)

133

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Wachovia Virginia Municipal Bond Fund (Class A Shares)

Growth of $10,000 Invested in Virginia Municipal Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class A Shares) (the "Fund") from February 1, 1993 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI) and the Lehman Brothers 7 Year Municipal Bond Index (LBMB7YI).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED NOVEMBER 30, 2001
1 Year    2.81%
5 Year    4.08%
Start of Performance (2/1/93) (cumulative)    44.42%
Start of Performance (2/1/93)    4.25%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and the LBMB7YI have been adjusted to reflect reinvestment of dividends on securities in the indices. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMB7YI is an unmanaged index of municipal bonds with a minimum credit rating of at least Baa, which were issued after January 1, 1991, as part of a deal of at least $50 million, have a maturity range of 4-6 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to alternative minimum tax. The indicies do not reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Total returns at net asset value (i.e., without adjusting for the applicable sales charge) for the 1-year, 5-year, start of performance (2/1/93) (cumulative) and start of performance (2/1/93) periods were 7.61%, 5.05%, 51.21% and 4.79%, respectively.

134

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Wachovia Virginia Municipal Bond Fund (Class Y Shares)


Growth of $10,000 Invested in Virginia Municipal Bond Fund (Class Y Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class Y Shares) (the "Fund" ) from March 30, 1998 (start of performance) to November 30, 2001 compared to the Lehman Brothers Municipal Bond Index (LBMBI) and the Lehman Brothers 7 Year Municipal Bond Index (LBMB7YI).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001 1 Year 7.88 % Start of Performance (3/30/98) (cumulative) 19.18 % Start of Performance (3/30/98) 4.89 %

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LBMB7YI have been adjusted to reflect the reinvestment of dividends on securities in the indices. ** The LBMBI is a benchmark index that includes investment-grade, tax-exempt, and fixed-rate bonds with long-term maturities (greater than 2 years) selected from issues larger than $50 million. The LBMB7YI is an unmanaged index of municipal bonds with a minimum credit rating of at least Baa, which were issued after January 1, 1991, as part of a deal of at least $50 million, have a maturity range of 4-6 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to alternative minimum tax. The indices do not reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

135

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Wachovia Virginia Municipal Bond Fund
Portfolio of Investments

November 30, 2001

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

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Long-Term Municipals--95.6%
    Virginia--95.6%

$ 1,900,000   Alexandria, VA, Public Improvements, 5.00% (Original Issue
Yield: 4.43%), 1/1/2013    AAA    $ 2,010,219
  4,590,000   Arlington County, VA, GO UT, 5.00% (Original Issue Yield:
 5.00%), 2/1/2019    AAA      4,624,976
  850,000   Arlington County, VA, GO UT, Refunding Bonds, 6.00%, 6/1/2004
   AAA      916,479
  455,000   Arlington, VA IDA, Refunding Revenue Bonds, 5.30% (Arlington
 Hospital)/(United States Treasury PRF)/(Original Issue
Yield: 5.47%), 9/15/2015    A1      486,022
  1,700,000   Big Stone Gap, VA Redevelopment & Housing Authority, 5.50%
(Wallens Ridge Development Project)/(Original Issue Yield:
5.75%), 9/1/2015    AA+      1,802,221
  1,000,000   Fairfax County, VA IDA, Refunding Revenue Bonds, 5.25%
(Inova Health System)/(Original Issue Yield: 5.35%),
8/15/2019    AA      1,030,850
  1,265,000   Fairfax County, VA Water Authority, Refunding Revenue Bonds,
6.00% (Original Issue Yield: 6.281%), 4/1/2022    AAA
1,366,769

  500,000   Fairfax County, VA Water Authority, Revenue Bonds, 5.00%
 (Original Issue Yield: 5.375%), 4/1/2016    AAA      505,695
  3,800,000   Fairfax County, VA Water Authority, Refunding Revenue Bonds,
 5.00% (Original Issue Yield: 5.22%), 4/1/2021    AAA
3,839,748

  1,000,000   Fairfax County, VA, (Series A), 5.00% (Original Issue Yield:
4.83%), 6/1/2012    AAA      1,039,060

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 2,110,000   Fairfax County, VA, (Series A), 5.25% (Original Issue Yield:
 5.46%), 6/1/2018    AAA    $ 2,171,929
  650,000   Fairfax County, VA, GO UT, 4.50% (Original Issue Yield: 4.426%),
6/1/2010           666,016
  1,170,000   Fairfax County, VA, Public Improvements, (Series A), 5.125%
 (Original Issue Yield: 5.24%), 6/1/2014    AAA
1,221,691

  1,685,000   Hampton, VA, GO UT, 5.125% (Original Issue Yield: 4.74%),
 1/15/2015    AA      1,775,602
  1,000,000   Hanover County, VA IDA, Revenue Bonds, 6.375% (Memorial
 Regional Medical Center)/(MBIA INS), 8/15/2018    AAA
1,161,610
  2,000,000   Henrico County, VA, GO UT Refunding Bonds, 5.30% (Original
 Issue Yield: 5.45%), 1/15/2010    AAA      2,089,780
  600,000   Henrico County, VA, Refunding Revenue Bonds, 6.25% (Original
 Issue Yield: 6.25%), 5/1/2013    AA-      612,030
  1,000,000   James City County, VA, GO UT, 5.20% (State Aid Withholding
 GTD)/(FGIC INS)/(Original Issue Yield: 5.35%), 12/15/2010
AAA      1,071,960
  250,000   Loudoun County, VA Sanitation Authority, Refunding Revenue
Bond, 6.00% (FGIC INS)/(Original Issue Yield: 6.05%),
1/1/2003    AAA      260,618
  1,000,000   Loudoun County, VA Sanitation Authority, Revenue Bonds,
4.75% (MBIA INS), 1/1/2021    AAA      957,110
  1,715,000   Loudoun County, VA, (Series C), 5.20% (Original Issue
Yield: 5.25%), 12/1/2013    AA+      1,813,081


(See Notes to Portfolios of Investments)

136

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 1,000,000   Loudoun County, VA, (Series C), 5.25% (Original Issue Yield:
 5.33%), 12/1/2014    AA+    $ 1,054,640
  1,000,000   Loudoun County, VA, GO UT, 5.00% (Original Issue Yield: 3.45%),
 1/1/2003    AA+      1,031,890
  1,000,000   Manassa, VA, GO UT, 5.00% (Original Issue Yield: 5.05%),
1/1/2012    AA-      1,044,220
  2,500,000   Norfolk, VA IDA, Refunding Revenue Bonds, 6.50% (Sentara
Hospitals), 11/1/2013    AA      2,675,950
  1,000,000   Norfolk, VA, GO UT, 5.00% (FGIC INS)/(Original Issue Yield:
 4.719%), 7/1/2010    AAA      1,055,800
  2,000,000   Norfolk, VA, GO UT Refunding Bonds, 5.50% (Original Issue
Yield: 5.55%), 2/1/2008    AA      2,096,240
  1,500,000   Portsmouth, VA, GO UT, (Series A), 5.50% (FGIC INS), 6/1/2018
   AAA      1,550,025
  250,000   Portsmouth, VA, GO UT Refunding Bonds, 6.25%, 11/1/2002
 AA-      255,873
  500,000   Prince William County, VA, Certificates of Participation
Refunding Bonds, 5.20% (MBIA INS)/(Original Issue Yield: 5.35%),
12/1/2005    AAA      537,775
  500,000   Prince William County, VA, GO UT Bonds, (Series C), 5.00%
 (Original Issue Yield: 5.10%), 8/1/2006    AA      522,350
  1,750,000   Richmond, VA Industrial Development Authority, Refunding
Revenue Bonds, 5.45% (Original Issue Yield: 5.45%),
1/1/2021    A3      1,777,720
  3,000,000 Richmond, VA Industrial Development Authority, Refunding Revenue Bonds, 5.55%, 1/1/2031 A3 3,053,310 1,980,000 Richmond, VA Metropolitan
  Authority, Refunding Revenue Bonds, 5.25% (FGIC INS), 7/15/2022 AAA 2,060,032

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 2,200,000   Richmond, VA Metropolitan Authority, Refunding Revenue Bonds,
 5.25% (FGIC INS)/(Original Issue Yield: 5.02%),
7/15/2017    AAA    $ 2,326,478
  2,000,000   Richmond, VA, GO UT, 5.50% (FSA INS)/(Original Issue Yield:
 5.46%), 1/15/2014    AAA      2,171,720
  1,450,000   Southeastern Public Service Authority, VA, Refunding Revenue
Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.07%),
7/1/2015    AAA      1,505,825
  1,500,000   Upper Occoquan Sewage Authority, VA, (Series A), 4.75%
(MBIA INS)/(Original Issue Yield: 5.30%), 7/1/2029    AAA
1,411,035

  250,000   Upper Occoquan Sewage Authority, VA, Refunding Bonds, 5.45%
(AMBAC INS)/(Original Issue Yield: 5.55%), 7/1/2003
AAA      261,973
  500,000   Virginia Beach, VA IDA, Refunding Bonds, 5.00% (AMBAC INS)/
(Original Issue Yield: 5.15%), 2/15/2007    AAA      530,145
  2,100,000   Virginia Beach, VA, GO UT, 5.00% (Original Issue Yield:
5.00%), 6/1/2019    AA+      2,110,038
  1,000,000   Virginia Beach, VA, GO UT Bonds, (Series C), 6.10%
(Original Issue Yield: 6.15%), 8/1/2002    AA      1,023,390
  1,500,000   Virginia Biotechnology Parking Authority, Consolidated
 Laboratories Project, 5.00% (Original Issue Yield: 4.43%),
9/1/2011    AA+      1,588,350
  1,530,000   Virginia College Building Authority, Refunding Revenue Bonds,
 5.00% (Original Issue Yield: 4.999%), 8/1/2015
AA+      1,565,603


(See Notes to Portfolios of Investments)

137

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 345,000   Virginia College Building Authority, Refunding Revenue Bonds,
 5.125% (Original Issue Yield: 5.266%), 10/1/2021    A+    $
342,009

  500,000   Virginia College Building Authority, Revenue Bonds, 5.00%,
8/1/2008    AA+      531,485
  1,000,000   Virginia Commonwealth Transportation Board, Refunding
Revenue Bonds, 5.50% (Original Issue Yield: 4.90%), 10/1/2010
AA      1,099,340
  1,500,000   Virginia Polytechnical Institute & State University,
Refunding Revenue Bonds (Series C), 5.50% (Original Issue Yield:
5.70%), 6/1/2016    AA      1,562,730
  1,290,000  Virginia  Resources  Authority,  (Series A), 5.00%  (Original Issue
  Yield:   4.87%),   5/1/2016  AA  1,312,743   500,000  Virginia  State  Housing
  Development Authority, Refunding Revenue Bonds, 6.20%, 1/1/2008 AA+ 520,485 500,000 Virginia State Housing Development Authority, Refunding Revenue Bonds, 6.30%, 1/1/2009 AA+ 521,555 1,000,000 Virginia State Housing Development Authority, Revenue Bonds, (Series B), 6.35%, 1/1/2015 AA+ 1,000,120 170,000
  Virginia State Housing Development Authority, Revenue Bonds, (Series F), 6.40%, 7/1/2017 AA+ 173,794 2,000,000 Virginia State Public Building
  Authority, (Series A), Refunding Bonds, 5.40%, 8/1/2012 AA+ 2,049,840 3,335,000 Virginia State Public Building Authority, (Series A), 5.50% (Original Issue Yield: 5.74%), 8/1/2013 AA+

3,600,566

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 2,000,000   Virginia State Public Building Authority, (Series A), 5.50%
 (Original Issue Yield: 5.86%), 8/1/2015    AA+    $
2,132,520

  1,000,000   Virginia State Public Building Authority, (Series A), 6.00%
 (Original Issue Yield: 5.42%), 8/1/2009    AA+
1,129,150

  515,000   Virginia State Public Building Authority, (Series B), 5.50%
(Original Issue Yield: 5.63%), 8/1/2014    AA+      547,198
  1,000,000   Virginia State Public Building Authority, 5.00%, 8/1/2020
          1,001,830
  300,000   Virginia State Public Building Authority, Refunding Bonds,
(Series A), 5.00%, 8/1/2004    AA+      316,731
  3,000,000   Virginia State Public Building Authority, Refunding Revenue
Bonds, 5.00% (Original Issue Yield: 4.64%), 8/1/2009
AA+      3,185,100
  5,000,000   Virginia State Public School Authority, (Series A), 4.875%,
 8/1/2014    AA+      5,113,250
  1,250,000   Virginia State Public School Authority, (Series A), 5.00%
(Original Issue Yield: 4.74%), 8/1/2013    AA+      1,311,137
  1,370,000   Virginia State Public School Authority, (Series A), 5.125%
 (Original Issue Yield: 5.17%), 8/1/2011    AA+
1,465,845

  1,500,000   Virginia State Public School Authority, (Series A), 5.50%
(Original Issue Yield: 5.46%), 8/1/2015    AA+      1,607,295
  6,345,000   Virginia State Public School Authority, (Series B), 5.125%
 (Original Issue Yield: 5.45%), 8/1/2014    AA      6,550,959
  2,550,000   Virginia State Public School Authority, (Series B), 5.25%
 (Original Issue Yield: 5.58%), 1/1/2010    AA      2,687,980


(See Notes to Portfolios of Investments)

138

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--------------------------------------------------------------------------------

Wachovia Virginia Municipal Bond Fund

Principal Amount        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 4,650,000   Virginia State Public School Authority, (Series I), 5.10%
 (Original Issue Yield: 5.15%), 8/1/2013    AA+    $
4,834,743

  1,405,000   Virginia State Public School Authority, GO, (Series B),
5.50%, 8/1/2011    AA+      1,531,422
  2,000,000   Virginia State Public School Authority, Refunding Revenue Bonds,
5.00% (Original Issue Yield: 5.10%), 8/1/2012
AA+      2,079,740
  1,000,000   Virginia State Public School Authority, Refunding Revenue Bonds,
6.25% (Original Issue Yield: 6.30%), 1/1/2004
AA      1,023,430
  300,000   Virginia State Public School Authority, School Financing Revenue
 Bonds, (Series B), 5.75% (State Aid Withholding COL),
1/1/2008    AA      315,216
  1,000,000   Virginia State Resources Authority Water and Sewer System,
Refunding Revenue Bonds, 5.25% (Appomattox River Water
Authority)/(Original Issue Yield: 5.70%), 10/1/2013    AA      1,025,560
  1,000,000   Virginia State Resources Authority Water and Sewer System,
Revenue Bonds, (Series A), 5.60% (Original Issue Yield:
5.75%), 10/1/2025    AA      1,097,480
  2,000,000   Virginia State University-Virginia Commonwealth, Revenue Bonds,
 (Series A), 5.75% (Original Issue Yield: 5.827%),
5/1/2021    AA-      2,093,140
  250,000   Virginia State, GO UT Bonds, (Series C), 5.80%, 6/1/200
    AAA      254,388

Principal Amount or Shares        Credit* Rating    Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Long-Term Municipals--continued
    Virginia--continued

$ 750,000   Washington County, VA IDA, Refunding Revenue Bonds, 6.00%
(Original Issue Yield: 6.16%), 7/1/2014    A2    $ 831,135
  1,820,000   York County, VA, GO UT, 5.00% (Original Issue Yield: 4.09%),
7/15/2012    AA      1,918,916
  1,925,000   York County, VA, GO UT, 5.00% (Original Issue Yield: 4.22%),
 7/15/2013    AA      2,022,867

--------------------------------------------------------------------------------

    Total Long-Term Municipals

 (identified cost $119,155,720)           123,425,547

--------------------------------------------------------------------------------


Registered Investment Companies--3.2%
171   AIM Global Management Short Term Investments Co.      171
37   Dreyfus Tax Exempt Money Market Fund      37
4,092,350   Federated Tax-Free Obligations Fund      4,092,350
229   Fidelity Tax Exempt Money Market Fund      229

--------------------------------------------------------------------------------

    Total Registered Investment Companies (at net asset value)      4,092,787

--------------------------------------------------------------------------------

    Total Investments (identified cost $123,248,507)    $ 127,518,334

--------------------------------------------------------------------------------



(See Notes to Portfolios of Investments)

139

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--------------------------------------------------------------------------------

Notes to Portfolios of Investments

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Credit ratings are unaudited.
(1)   Non-income producing.
(2) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts. (3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(4) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Trusts' Board of Trustees. At November 30, 2001, the Emerging Markets Fund, Intermediate Fixed Income Fund, and Short Term Fixed Income Fund held restricted securities amounting to $2,510,359, $1,997,051 and $610,216, respectively, which represents 1.6%, 1.4%, and 1.3% respectively, of net assets.

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipt    HFA--Housing Finance Authority

AMBAC--American Municipal Bond Assurance Corporation
 IDA--Industrial Development Authority
 INS--Insured

CGIC--Capital    Guaranty   Insurance   Corporation    LOC--Letter   of   Credit
COL--Collateralized MBIA--Municipal Bond Insurance Association FGIC--Financial Guaranty Insurance Corporation MTGS--Mortgages FHA--Federal Housing Administration MTN--Medium Term Note FNMA--Federal National Mortgage Association PCR--Pollution Control Revenue FSA--Financial Security Assurance
PRF--Prerefunded GDR--Global Depositary Receipt UT--Unlimited Tax GO--General Obligation VA--Veterans Administration GTD--Guaranteed

Fund   Cost of Investments For Federal Tax Purposes   Net Unrealized
Appreciation/ (Depreciation) for Federal Tax Purposes     Gross
Unrealized Appreciation for Federal Tax Purposes   Gross Unrealized
Depreciation for Federal Tax Purposes   Total Net Assets**

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Equity Fund   $ 260,199,191   $ 38,514,118     $ 56,160,288   $ 17,646,170
$ 298,164,137
Quantitative Equity Fund     301,792,147     184,288,737       202,078,480
  17,789,743     482,304,062
Growth and Income Fund     144,701,232     56,521,160       60,825,476
   4,304,316     201,131,555
Equity Index Fund     191,919,726     173,016,604       200,467,099
 27,450,495     365,671,941
Special Values Fund     228,330,070     49,208,516       55,569,784
 6,361,268     276,804,948
Emerging Markets Fund     155,409,228     (323,037 )     24,381,764
  24,704,801     153,096,631
Personal Equity Fund     221,064,172     77,941,995       89,028,396
  11,086,401     298,306,679
Balanced Fund     442,955,131     52,673,558       71,687,191
 19,013,633     478,854,957
Blue Chip Value Fund     2,057,160     (67,351 )     87,947
 155,298     1,951,312
New Horizons Fund     1,582,959     (212,002 )     56,571
   268,573     1,340,917
International Equity Fund     11,516,394     (280,431 )     516,741
   797,172     10,400,246
Fixed Income Fund     656,759,676     21,527,191       26,230,917
  4,703,726     622,113,173
Intermediate Fixed Income Fund     130,730,008     3,692,231
 4,687,817     995,586     138,347,135
Short-Term Fixed Income Fund     44,965,152     1,378,885
  1,380,450     1,565     47,051,976
Georgia Municipal Bond Fund     123,273,126     3,635,006       4,219,867
    584,861     130,527,087
North Carolina Municipal Bond Fund     411,640,508     13,256,869
   13,726,148     469,279     430,574,491
South Carolina Municipal Bond Fund     323,500,724     14,464,051
    14,800,306     336,255     338,769,488
Virginia Municipal Bond Fund     123,288,513     4,229,821       4,444,578
   214,757     129,162,453

** The categories of investments are shown as a percentage of net assets at November 30, 2001.

At November 30, 2001, the following Funds had investments that were subject to alternative minimum tax:

Fund      Percentage of total market value subject to alternative minimum tax

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Georgia Municipal Bond Fund      0.8%
South Carolina Municipal Bond Fund      1.5%

(See Notes which are an integral part of the Financial Statements)

140

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities

November 30, 2001


     Wachovia

 Equity Fund        Wachovia Quantitative
 Equity Fund        Wachovia

 Growth &
 Income Fund        Wachovia
 Equity Index
 Fund        Wachovia
 Special Values Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value    $ 279,016,970        $ 469,841,430
     $ 190,557,748        $ 357,948,231        $
212,035,322

Investments in repurchase agreements      19,696,339          16,239,454
      10,664,644          6,988,099          65,503,264
Cash      602          645          602          26,563          992
Income receivable      276,854          654,210          204,580        496,425
          210,034
Net receivable for foreign currency exchange contracts     --         --
     --         --          38
Receivable for investments sold      1,360,999         --         --
  31,193          327,348
Receivable for shares sold      236,760          891,274          693
   1,669,602          633,794

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets      300,588,524          487,627,013          201,428,267
  367,160,113          278,710,792

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased      1,382,422          887,358         --
        668,974          852,017
Payable for shares redeemed      703,468          3,972,926          103,695
         562,854          479,512
Payable for daily variation margin      81,000          73,125          46,125
          39,433          273,125
Payable to adviser      162,570          272,523          101,434      81,822
          176,549
Other accrued expenses      94,927          117,019          45,458     135,089
          124,641

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities      2,424,387          5,322,951          296,712
 1,488,172          1,905,844

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital      305,983,665          273,709,302          135,742,644
  190,496,737          210,364,339
Net unrealized appreciation of investments, futures contracts, and translation of assets and liabilities in foreign currency
39,558,125          184,619,067          57,772,143          174,207,941
    49,378,721
Accumulated net realized gain (loss) on investments, futures, and foreign
currency transactions      (47,550,309 )
23,463,484          7,225,785          967,263          15,469,146
Undistributed net investment income       172,656          512,209
  390,983         --          1,592,742

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets    $ 298,164,137        $ 482,304,062        $ 201,131,555
     $ 365,671,941        $ 276,804,948

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares    $ 82,499,760        $ 51,100,411        $ 54,789,870
   $ 107,525,648        $ 76,469,276

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8,381,502        $ 17,095,507        $ 129,199
   $ 1,296,056        $ 1,152,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 468,482        $ 120        $ 3,485        $ 2,624,354
     $ 366,620

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 206,814,393        $ 414,108,024        $ 146,209,001
     $ 254,225,883        $ 198,816,547

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares      6,343,213          3,109,712          3,820,069
    5,138,908          3,769,475
Class B Shares      654,333          1,056,257          9,053          62,027
         57,335
Class C Shares      36,213          7          244          125,530
 18,190
Class Y Shares      15,893,062          25,150,608          10,157,572
    12,127,380          9,775,206

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding      22,926,821          29,316,584         13,986,938
          17,453,845          13,620,206

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares    $ 13.01        $ 16.43        $ 14.34        $ 20.92  $ 20.29

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

Class B Shares    $ 12.81        $ 16.18        $ 14.27        $ 20.90  $ 20.10

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

Class C Shares    $ 12.94        $ 16.45        $ 14.28        $ 20.91  $ 20.16

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

Class Y Shares    $ 13.01        $ 16.47        $ 14.39        $ 20.96  $ 20.34

--------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares    $ 13.80  **      $ 17.43  **      $ 15.21  **      $ 22.20 **
      $ 21.53  **

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 12.81        $ 16.18        $ 14.27        $ 20.90   $ 20.10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 13.07  ***      $ 16.62  ***      $ 14.42***     $ 21.12***
      $ 20.36  ***

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 13.01        $ 16.47        $ 14.39        $ 20.96  $ 20.34

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares    $ 13.01        $ 16.43        $ 14.34        $ 20.92  $ 20.29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 12.17  ****      $ 15.37  ****      $ 13.56  ****
$ 19.86  ****      $ 19.10  ****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 12.81 *****      $ 16.29 *****      $ 14.14 *****
 $ 20.70 *****      $ 19.96 *****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 13.01        $ 16.47        $ 14.39        $ 20.96
$ 20.34

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost    $ 259,435,145        $ 301,774,298
 $ 144,275,183        $ 191,145,017        $
228,212,357

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



        *See   "What do Shares Cost?" in the Prospectus.
      **Computation   of Offering Price: 100/94.25 of net asset value.
    ***Computation   of Offering Price: 100/99 of net asset value.
  ****Computation   of Redemption Price: 95/100 of net asset value.
*****Computation   of Redemption Price: 99/100 of net asset value.


(See Notes which are an integral part of the Financial Statements)

141

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities--Continued

November 30, 2001

       Wachovia Emerging Markets Fund        Wachovia Personal Equity Fund
        Wachovia Balanced Fund        Wachovia Blue Chip
Value Fund        Wachovia New Horizons
 Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value      $ 148,729,492        $ 287,315,774
       $ 471,737,006        $ 1,893,507        $
1,334,098

Investments in repurchase agreements        6,356,699          11,690,393
       23,891,683          96,302          36,859
Cash        1,216          339         --          175          192
Cash denominated in foreign currencies (identified cost $625,510)
 626,346         --         --         --         --
Income receivable        302,787          301,028          2,452,098
     2,229          485
Receivable for investments sold        2,364,197          4,254,402
   1,307,900         --          8,632
Receivable for shares sold        301,971          167,011          226,301
        44,997         --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets        158,682,708          303,728,947          499,614,988
       2,037,210          1,380,266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased        306,703          4,360,547
   18,047,691          75,229          33,293
Payable to bank       --         --          82,019         --         --
Payable for shares redeemed        5,019,095          815,930
  1,999,729         --         --
Payable for daily variation margin       --          40,500          162,18
         --         --
Payable to adviser        123,976          160,909          249,613         --
         --
Other accrued expenses        136,303          44,382          218,792
  10,669          6,056

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities        5,586,077          5,422,268          20,760,031
      85,898          39,349

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital        189,690,472          219,947,787          451,102,097
       2,139,307          1,856,302
Net unrealized appreciation (depreciation) of investments, futures contracts, and translation of assets and liabilities in foreign
currency        865,630          78,196,244          54,518,701
 (57,075 )        (175,886 )
Accumulated net realized loss on investments, futures, and foreign currency
transactions        (38,834,459 )        (203,948
)        (27,646,028 )        (134,244 )        (339,499 )
Undistributed net investment income         1,374,988          366,596
    880,187          3,324         --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets      $ 153,096,631        $ 298,306,679        $ 478,854,957
       $ 1,951,312        $ 1,340,917

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares      $ 13,724,056        $ 733,983        $ 152,839,647
$ 388,692        $ 148,108

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 939        $ 34,757        $ 21,638,839        $ 147,613
        $ 91,807

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 14,013        $ 115        $ 421,455        $ 15,273
     $ 103,438

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 139,357,623        $ 297,537,824        $ 303,955,016
       $ 1,399,734        $ 997,564

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares        1,495,924          94,476          13,511,464
 44,249          23,310
Class B Shares        103          4,496          1,916,842          16,907
         14,554
Class C Shares        1,529          15          37,255          1,746
     16,385
Class Y Shares        15,134,759          38,223,828          26,844,369
       159,144          156,826

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding        16,632,315          38,322,815      42,309,930
          222,046          211,075

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares      $ 9.18        $ 7.77        $ 11.31        $ 8.78    $ 6.35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 9.15        $ 7.73        $ 11.29        $ 8.73   $ 6.31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 9.16        $ 7.78        $ 11.31        $ 8.75   $ 6.31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 9.21        $ 7.78        $ 11.32        $ 8.80   $ 6.36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares      $ 9.74  **      $ 8.24  **      $ 12.00 **      $ 9.32  **
      $ 6.74 **

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 9.15        $ 7.73        $ 11.29        $ 8.73   $ 6.31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 9.25  ***      $ 7.86  ***      $ 11.42 ***    $ 8.84***
      $ 6.37  ***

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 9.21        $ 7.78        $ 11.32        $ 8.80    $ 6.36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares      $ 9.18        $ 7.77        $ 11.31        $ 8.78    $ 6.35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares      $ 8.69  ****      $ 7.34  ****      $ 10.73 *****
$ 8.29 ****      $ 5.99 ****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares      $ 9.07  *****      $ 7.70  *****      $ 11.20 *****
$ 8.66 *****      $ 6.25 *****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares      $ 9.21        $ 7.78        $ 11.32        $ 8.80    $ 6.36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost      $ 154,194,003        $ 221,064,172
$ 441,574,615        $ 2,046,884        $ 1,546,843

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



        *See   "What do Shares Cost?" in the Prospectus.
      **Computation   of Offering Price: 100/94.25 of net asset value.
    ***Computation   of Offering Price: 100/99 of net asset value.
  ****Computation   of Redemption Price: 95/100 of net asset value.
*****Computation   of Redemption Price: 99/100 of net asset value.


(See Notes which are an integral part of the Financial Statements)

142

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities--Continued

November 30, 2001

     Wachovia International Equity Fund      Wachovia Fixed Income Fund
 Wachovia Intermediate Fixed Income Fund      Wachovia
Short-Term Fixed Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value    $ 10,208,050      $ 665,816,312
  $ 129,961,156      $ 43,286,287
Investments in repurchase agreements      1,027,913        12,470,555
4,461,083        3,057,750
Cash      28        3,415       --       --
Income receivable      5,954        6,171,236        1,288,030        572,997
Receivable for shares sold      24,219        3,402,414        4,282,199
  183,445
Receivable for daily margin variation     --        50,420        14,438     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets      11,266,164        687,914,352        140,006,906   47,100,479

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased      336,035        64,964,240
 1,539,813       --
Payable for shares redeemed      496,065        413,748        30,317    7,519
Payable to adviser     --        300,583        64,268        12,922
Other accrued expenses      33,818        122,608        25,373        28,062

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities      865,918        65,801,179        1,659,771        48,503

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital      11,230,473        602,390,059        133,605,155
48,227,351
Net unrealized appreciation (depreciation) of investments, futures contracts, and translation of assets and liabilities in foreign
currency      (178,139 )      21,210,282        3,811,137        1,378,885
Accumulated net realized gain (loss) on investments, futures, and foreign
currency transactions      (629,640 )      (3,227,734
)      755,161        (2,637,618 )
Undistributed net investment income (Distributions in excess of net investment
 income)      (22,448 )      1,740,566
175,682        83,358

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets    $ 10,400,246      $ 622,113,173      $ 138,347,135
   $ 47,051,976

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares    $ 5,494,947      $ 53,436,396      $ 3,405,438    $ 8,372,966

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 1,312      $ 1,354,798      $ 162      $ 173,594

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 91,667      $ 77,945      $ 20,854      $ 6,082

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 4,812,320      $ 567,244,034      $ 134,920,681
$ 38,499,334

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares      628,336        5,250,142        335,978        827,181
Class B Shares      150        133,112        16        17,140
Class C Shares      10,529        7,659        2,059        602
Class Y Shares      548,613        55,738,783        13,327,161        3,807,681

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding      1,187,628        61,129,696        13,665,214
       4,652,604

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares    $ 8.75      $ 10.18      $ 10.14      $ 10.12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8.75      $ 10.18      $ 10.12      $ 10.13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 8.71      $ 10.18      $ 10.13      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 8.77      $ 10.18      $ 10.12      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares    $ 9.28 **    $ 10.66 ***    $ 10.62 ***    $ 10.38 ****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8.75      $ 10.18      $ 10.12      $ 10.13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 8.80 *****    $ 10.28 *****    $ 10.23 *****   $ 10.21*****

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 8.77      $ 10.18      $ 10.12      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares    $ 8.75      $ 10.18      $ 10.14      $ 10.12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B Shares    $ 8.31 ******    $ 9.67  ******    $ 9.61 ******
$ 9.62 ******

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C Shares    $ 8.62 *******    $ 10.08 *******    $ 10.03 *******
 $ 10.01 *******

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 8.77      $ 10.18      $ 10.12      $ 10.11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost    $ 11,414,102      $ 656,751,707
$ 130,716,248      $ 44,965,152

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            *   See "What Do Shares Cost?" in the Prospectus.
          **Computation   of Offering Price: 100/94.25 of net asset value.
        ***Computation   of Offering Price: 100/95.50 of net asset value.
      ****Computation   of Offering Price: 100/97.50 of net asset value.
    *****Computation   of Offering Price: 100/99 of net asset value.
  ******Computation   of Redemption Proceeds: 95/100 of net asset value.
*******Computation   of Redemption Proceeds: 99/100 of net asset value.


(See Notes which are an integral part of the Financial Statements)

143

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Assets and Liabilities--Continued

November 30, 2001

     Wachovia Georgia Municipal Bond Fund      Wachovia North Carolina
Municipal Bond Fund      Wachovia South Carolina Municipal
Bond Fund      Wachovia Virginia Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets:
Investments in securities, at value    $ 126,908,132      $ 424,897,377
     $ 337,964,775      $ 127,518,334
Cash      256        181        726        317
Income receivable      1,791,874        6,357,749        5,132,280
  2,128,121
Receivable for investments sold      3,161,836        4,212,796        980,975
       --
Receivable for shares sold      147,590        320,000        103,496    25,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total assets      132,009,688        435,788,103        344,182,252
129,671,772

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased      980,724        3,409,477      3,967,742
       --
Payable for shares redeemed      5,000        104,382        130,120        600
Income distribution payable      411,773        1,455,096        1,109,621
      422,061
Payable to adviser      48,193        175,485        129,070        51,002
Other accrued expenses      36,911        69,172        76,211        35,656

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total liabilities      1,482,601        5,213,612        5,412,764      509,319

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital      126,889,397        410,510,233        322,433,679
  123,867,009
Net unrealized appreciation of investments       3,635,006        13,268,339
        14,464,051        4,269,827
Accumulated net realized gain on investments      2,759        6,469,345
    1,847,580        1,018,413
Undistributed net investment income (Distributions in excess of net investment
 income)      (75 )      326,574        24,178
7,204

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Net Assets    $ 130,527,087      $ 430,574,491      $ 338,769,488
 $ 129,162,453

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Assets:
Class A Shares    $ 4,769,720      $ 6,612,664      $ 54,867,004    $ 7,163,557

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 125,757,367      $ 423,961,827      $ 283,902,484
  $ 121,998,896

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares Outstanding

Class A Shares      426,865        583,749        4,915,613        687,957
Class Y Shares      11,254,572        37,426,285        25,435,085
   11,716,243

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Shares Outstanding      11,681,437        38,010,034        30,350,698
       12,404,200

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Offering Price Per Share*
Class A Shares    $ 11.70 **    $ 11.86  **    $ 11.69  **    $ 10.90  **

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Redemption Proceeds Per Share*
Class A Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class Y Shares    $ 11.17      $ 11.33      $ 11.16      $ 10.41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments, at identified cost    $ 123,273,126      $ 411,629,038
$ 323,500,724      $ 123,248,507

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            *   See "What Do Shares Cost" in the Prospectus.
          **Computation   of Offering Price: 100/95.50 of net asset value.


(See Notes which are an integral part of the Financial Statements)

144

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations

Year Ended November 30, 2001

     Wachovia Equity Fund(1)      Wachovia Quantitative Equity Fund(1)
   Wachovia Growth & Income Fund(2)      Wachovia Equity
Index Fund(2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Dividends    $ 2,971,069 (3)    $ 7,136,353 (4)    $ 2,070,525 (5)
 $ 4,885,052 (6)
Interest      1,789,831        806,612        378,360        1,254,299

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total income      4,760,900        7,942,965        2,448,885        6,139,351

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      2,422,164        3,934,039        1,616,094
      1,237,434
Administrative personnel and services fee      250,739        407,258
      167,284        299,002
Custodian fees      64,404        93,340        45,874        74,366
Transfer and dividend disbursing agent fees and expenses      16,614
24,423        24,342        21,367
Directors'/Trustees' fees      5,906        11,138        4,904        8,529
Auditing fees      15,109        15,503        15,235        15,378
Legal fees      3,588        7,410        13,728        7,914
Portfolio accounting fees      2,381        2,196        1,214        11,391
Distribution services fee--Class B Shares      72,060        150,874        771
        4,605
Distribution services fee--Class C Shares      3,141        198        27
    10,112
Shareholder services fee--Class A Shares      242,203        171,569
 164,103        328,757
Shareholder services fee--Class B Shares      24,020        50,291        257
       1,535
Shareholder services fee--Class C Shares      1,047        66        9
 3,371
Share registration costs      52,267        34,888        46,799        41,006
Printing and postage      14,151        19,380        24,304        12,830
Insurance premiums      1,981        3,185        1,649        2,464
Miscellaneous      5,318        5,592        7,228        5,265

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      3,197,093        4,931,350        2,133,822        2,085,326

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver--
Waiver of investment adviser fee      (14,025 )      (13,819 )      (75,919 )
    (45,785 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses      3,183,068        4,917,531        2,057,903        2,039,541

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income      1,577,832        3,025,434        390,982
 4,099,810

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency transactions
   (38,259,775 )      29,945,445        9,537,023
9,738,813

Net realized loss on futures contracts      (13,206,093 )      (6,950,911 )
    (2,300,574 )      (12,026,369 )
Net change in unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign
currency      (37,662,036 )      (149,214,181 )      (70,652,786 )
   (58,571,172 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized loss on investments, futures contracts and foreign
 currency      (89,127,904 )      (126,219,647 )
(63,416,337 )      (60,858,728 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ (87,550,072 )
 $ (123,194,213 )    $ (63,025,355 )    $ (56,758,918 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class C Shares. (2) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.

(3)   Net of foreign taxes withheld of $11,558.
(4)   Net of foreign taxes withheld of $35,423.
(5)   Net of foreign taxes withheld of $15,208.
(6)   Net of foreign taxes withheld of $21,231.


(See Notes which are an integral part of the Financial Statements)

145

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations--Continued

Year Ended November 30, 2001

     Wachovia Special Values Fund(1)      Wachovia Emerging Markets Fund(2)
     Wachovia Personal Equity Fund(2)      Wachovia
Balanced Fund(1)      Wachovia Blue Chip Value Fund(3)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Dividends    $ 2,947,763 (4)    $ 4,019,323 (5)    $ 2,829,433 (6)
  $ 4,008,617 (7)    $ 17,558 (8)
Interest      2,014,747        436,858        888,489        14,692,092
     1,281

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total income      4,962,510        4,456,181        3,717,922      18,700,709
       18,839

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      1,956,743        1,692,798        2,337,851
    3,824,012        9,484
Administrative personnel and services fee      177,778        122,711
   242,045        396,086        987
Custodian fees      48,596        277,195        62,597        91,756
      271
Transfer and dividend disbursing agent fees and expenses      39,792
    21,878        13,383        20,543        17,548
Directors'/Trustees' fees      4,383        5,059        6,023
  7,728        527
Auditing fees      15,209        33,026        15,500        15,140       --
Legal fees      6,769        8,153        7,062        4,337        8,596
Portfolio accounting fees      3,107        5,948        254        12,506
      244
Distribution services fee--Class B Shares      5,372        23        153
     172,063        669
Distribution services fee--Class C Shares      1,543        34       --
    2,422        226
Shareholder services fee--Class A Shares      174,871        38,754
 2,824        446,376        508
Shareholder services fee--Class B Shares      1,791        8        51
    57,354        223
Shareholder services fee--Class C Shares      514        11       --
  807        75
Share registration costs      49,587        45,717        46,636        54,452
        51,562
Printing and postage      17,873        17,802        15,448        10,568
     12,498
Insurance premiums      1,272        1,277        2,109        2,887        602
Taxes     --        28,636       --       --       --
Miscellaneous      3,616        4,959        5,383        7,038        2,182

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      2,508,816        2,303,989        2,757,319      5,126,075
       106,202

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver and reimbursement--
Waiver of investment adviser fee     --       --        (49,064 )   (295,151 )
      (9,484 )
Reimbursement of other operating expenses     --       --       --       --
       (83,636 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total waiver and reimbursement     --       --        (49,064 )      (295,151 )
      (93,120 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses             2,303,989        2,708,255        4,830,924    13,082

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income      2,453,694        2,152,192        1,009,667
13,869,785        5,757

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency transactions
   16,277,412        (21,294,449 )      3,808,940
(20,991,041 )      (134,244 )
Net realized loss on futures contracts      (3,101,258 )     --
  (4,707,665 )      (4,604,911 )     --
Net realized gain on capital gain distribution from other investment companies
     --        501,537       --       --       --
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency      34,880,749        10,243,807        (83,662,892 )
 (44,248,803 )      (57,075 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency      48,056,903        (10,549,105
)      (84,561,617 )      (69,844,755 )      (191,319 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ 50,510,597
 $ (8,396,913 )    $ (83,551,950 )    $ (55,974,970 )    $
(185,562 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class C Shares. (2) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.

(3) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(4)   Net of foreign taxes withheld of $2,261.
(5)   Net of foreign taxes withheld of $376,517.
(6)   Net of foreign taxes withheld of $18,889.
(7)   Net of foreign taxes withheld of $11,105.
(8)   Net of foreign taxes withheld of $85.


(See Notes which are an integral part of the Financial Statements)

146

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations--Continued

Year Ended November 30, 2001


     Wachovia New Horizons Fund(1)      Wachovia International Equity

 Fund(2)      Wachovia Fixed Income Fund(3)      Wachovia Intermediate Fixed
 Income Fund(4)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Dividends    $ 3,411 (5)    $ 31,241 (6)    $ 3,576,334      $ 663,741
Interest      2,062        18,488        35,318,328        7,694,282

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total income      5,473        49,729        38,894,662        8,358,023

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      7,770         43,585        3,604,244       807,445
Administrative personnel and services fee      807         3,212        436,359
        97,713
Custodian fees      222         2,222        97,571        26,915
Transfer and dividend disbursing agent fees and expenses      14,104     14,178
        25,052        14,729
Directors'/Trustees' fees      49        1,084        8,367        1,672
Auditing fees     --        15,261        15,367        15,286
Legal fees      5,494        8,081        7,510        6,727
Portfolio accounting fees      483         3,620        21,524        5,986
Distribution services fee--Class B Shares      445         2        6,910    --
Distribution services fee--Class C Shares      664        509        415    108
Shareholder services fee--Class A Shares      266        5,074        143,069
       7,781
Shareholder services fee--Class B Shares      148        1        2,303      --
Shareholder services fee--Class C Shares      221        169        138      36
Share registration costs      44,782        62,169        59,105        47,638
Printing and postage      10,956        16,122        18,011        5,537
Insurance premiums      578        538        2,507        1,032
Miscellaneous      2,249         2,265        5,494        4,032

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      89,238        178,092        4,453,946        1,042,637

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver and reimbursement--
Waiver of investment adviser fee      (7,770 )      (43,585 )      (36,090 )
    (38,864 )
Reimbursement of other operating expenses      (70,401 )       (58,670 )     --
       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total waiver and reimbursement      (78,171 )       (102,255 )      (36,090 )
      (38,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses      11,067        75,837        4,417,856        1,003,773

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income (loss)      (5,594 )       (26,108 )      34,476,806
      7,354,250

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and foreign currency transactions  (339,499
      (629,640 )      8,569,123        2,193,331
Net realized loss on futures contracts     --       --        (1,677,725 )
    (288,001 )
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency      (175,886 )      (178,139 )      20,196,191      3,741,386

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments, futures contracts and
foreign currency      (515,385 )      (807,779 )
27,087,589        5,646,716

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ (520,979 )    $ (833,887 )
    $ 61,564,395      $ 13,000,966

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




(1) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001 for Class A Shares and from December 26, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares, Class C Shares and Class Y Shares.

(2) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (3) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class C Shares.

(4) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.
(5) Net of foreign taxes withheld of $3.

(6)   Net of foreign taxes withheld of $4,355.


(See Notes which are an integral part of the Financial Statements)

147

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Operations--Continued

Year Ended November 30, 2001

     Wachovia Short-Term Fixed Income Fund(1)      Wachovia Georgia Municipal
 Bond Fund      Wachovia North Carolina Municipal Bond
Fund      Wachovia South Carolina Municipal Bond Fund      Wachovia Virginia
Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Income:
Interest    $ 2,834,444      $ 5,830,131      $ 21,032,814      $ 17,456,776
     $ 6,656,508

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Expenses:
Investment adviser fee      256,792        896,744        3,256,594
    2,552,267        991,266
Administrative personnel and services fee      33,899        86,881
   315,322        247,119        97,272
Custodian fees      9,338        23,913        77,632        63,545
  26,791
Transfer and dividend disbursing agent fees and expenses      11,942
  10,489        8,588        11,194        7,503
Directors'/Trustees' fees      2,412        1,878        7,852        6,307
     1,527
Auditing fees      14,999        15,337        15,128        15,180
15,271
Legal fees      5,143        8,638        5,183        4,519        6,611
Portfolio accounting fees      1,484        8,651        18,477        20,050
       6,071
Distribution services fee--Class B Shares      540       --       --       --
      --
Distribution services fee--Class C Shares      2       --       --       --
    --
Shareholder services fee--Class A Shares      21,282        11,872        --
      --
Shareholder services fee--Class C Shares      1       --       --       --   --
Share registration costs      44,986        24,247        33,873        30,906
       15,270
Printing and postage      4,057        3,887        6,769        9,607
   12,592
Insurance premiums      766        987        1,991        1,701        1,032
Miscellaneous      2,824        5,133        4,534        4,384        2,886

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total expenses      410,647        1,098,657        3,770,412        3,103,109
        1,201,279

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Waiver--
Waiver of investment adviser fee      (94,498 )      (369,394 )   (1,146,667)
      (993,026 )      (380,412 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net expenses      316,149        729,263        2,623,745        2,110,083
   820,867

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net investment income      2,518,295        5,100,868        18,409,069
   15,346,693        5,835,641

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments:
Net realized gain on investments      401,357        1,775,438        8,756,346
        2,979,756        2,826,234
Net change in unrealized appreciation of investments       1,397,824
  1,616,883        5,491,643        7,056,471
1,570,392

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net realized and unrealized gain on investments      1,799,181        3,392,321
        14,247,989        10,036,227
4,396,626

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations    $ 4,317,476      $ 8,493,189
     $ 32,657,058      $ 25,382,920      $
10,232,267

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001 for Class B Shares and Class C Shares.

(See Notes which are an integral part of the Financial Statements)

148

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets

     Wachovia
 Equity Fund

--------------------------------------------------------------------------------
      Wachovia Quantitative Equity Fund

--------------------------------------------------------------------------------
      Wachovia Growth & Income Fund

--------------------------------------------------------------------------------

     Year Ended November 30, 2001      Year Ended November 30, 2000      Year
 Ended November 30, 2001      Year Ended November 30,
2000      Year Ended November 30, 2001      Year Ended November 30, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income     $ 1,577,832      $ 1,690,492      $ 3,025,434
 $ 2,965,311      $ 390,982      $ 174,488
Net realized gain (loss) on investments, futures contracts and foreign
currency transactions      (51,465,868 )
17,263,542        22,994,534        42,778,186        7,236,449
 20,509,292
Net change in unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign
currency      (37,662,036 )      (18,007,334 )      (149,214,181 )
 (17,519,014 )      (70,652,786 )      (28,217,380 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations      (87,550,072 )      946,700
       (123,194,213 )      28,224,483
(63,025,355 )      (7,533,600 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares      (355,339 )      (301,919 )      (180,210 )      (183,527
     --        (13,134 )
Class B Shares      (88 )     --        (194 )     --       --       --
Class C Shares      (1 )     --        0 1     --       --       --
Class Y Shares      (1,530,015 )      (1,257,917 )      (2,487,171 )
 (2,720,977 )     --        (354,250 )
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares      (3,196,835 )      (3,446,614 )      (5,242,031 )     --
      (5,840,719 )      (16,161,110 )
Class B Shares      (315,341 )      (266,448 )      (1,491,392 )     --
   (17 )     --
Class C Shares      (7 )     --        (15 )     --        (17 )     --
Class Y Shares      (7,696,729 )      (6,546,425 )      (34,703,350 )     --
      (14,178,075 )      (43,126,777 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders      (13,094,355 )
   (11,819,323 )      (44,104,363 )      (2,904,504
)      (20,018,828 )      (59,655,271 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      87,348,658        136,019,166     31,939,513
        40,975,049        23,161,193
21,099,777

Net asset value of shares issued to shareholders in payment of dividends
declared      9,595,570        8,991,400
39,276,174        987,767        11,199,924        31,036,175
Cost of shares redeemed      (100,504,987 )      (83,604,882 )
(103,547,085 )      (97,561,455 )      (36,129,286 )
(48,596,552 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions      (3,560,759 )      61,405,684
       (32,331,398 )      (55,598,639 )
(1,768,169 )      3,539,400

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      (104,205,186 )      50,533,061        (199,629,974 )
     (30,278,660 )      (84,812,352 )      (63,649,471
)
Net Assets:
Beginning of period      402,369,323        351,836,262        681,934,036
   712,212,696        285,943,907        349,593,378

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 298,164,137      $ 402,369,323      $ 482,304,062
  $ 681,934,036      $ 201,131,555      $ 285,943,907

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
   $ 172,656      $ 476,871      $ 512,209      $
154,350      $ 390,983      $ 39,020

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1)   Amount is less than ($1.00).


(See Notes which are an integral part of the Financial Statements)

149

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia
 Equity Index Fund

--------------------------------------------------------------------------------
     Wachovia
 Special Values Fund

--------------------------------------------------------------------------------
     Wachovia
 Emerging Markets Fund

--------------------------------------------------------------------------------

    Year Ended November 30,
 2001     Year Ended November 30,
 2000     Year Ended November 30,
 2001     Year Ended November 30,
 2000     Year Ended November 30,
 2001     Year Ended November 30,
 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 4,099,810     $ 5,452,385     $ 2,453,694
 $ 2,865,053     $ 2,152,192     $ 1,055,787
Net realized gain (loss) on investments, futures contracts and foreign currency
 transactions     (2,287,556 )     4,423,136
13,176,154       4,006,763       (21,294,449 )     9,079,581
Net realized gain on capital gain distribution from other investment companies
   --      --      --      --       501,537      --
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency     (58,571,172 )     (32,073,685 )     34,880,749
8,382,602       10,243,807       (44,174,297 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     (56,758,918 )
     (22,198,164 )     50,510,597       15,254,418       (8,396,913
)     (34,038,929 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares     (1,284,364 )     (1,712,699 )     (892,213 )     (1,132,622)
     (49,960 )     (147,715 )
Class B Shares     (1,539 )    --       (3,191 )     (5,459 )     (1 )    --
Class C Shares     (3,178 )    --       (4 )    --       (36 )    --
Class Y Shares     (3,466,342 )     (4,194,064 )     (2,128,000 )   (2,258,930)
     (965,790 )     (2,046,168 )
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares    --       (3,670,966 )     (485,340 )     (2,135,061 )    --
     --
Class B Shares    --      --       (3,306 )     (11,575 )    --      --
Class C Shares    --      --       (2 )    --      --      --
Class Y Shares    --       (7,613,438 )     (984,200 )     (3,732,991 )    --
     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders     (4,755,423 )
 (17,191,167 )     (4,496,256 )     (9,276,638 )
(1,015,787 )     (2,193,883 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     107,975,122       139,562,623     100,679,965
       43,614,132       112,786,996
96,470,805

Net asset value of shares issued to shareholders in payment of dividends
 declared     4,341,303       16,078,232
3,081,408       7,169,649       358,278       820,530
Cost of shares redeemed     (172,414,331 )     (173,598,687 )     (64,183,649 )
     (41,216,261 )     (123,943,674 )     (82,200,620
)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     (60,097,906 )     (17,957,832)
     39,577,724       9,567,520       (10,798,400
)     15,090,715

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     (121,612,247 )     (57,347,163 )     85,592,065
  15,545,300       (20,211,100 )     (21,142,097 )
Net Assets:
Beginning of period     487,284,188       544,631,351       191,212,883
 175,667,583       173,307,731       194,449,828

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 365,671,941     $ 487,284,188     $ 276,804,948
$ 191,212,883     $ 153,096,631     $ 173,307,731

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
 $--     $ 639,476     $ 1,592,742     $ 2,188,307     $
1,374,988     $$ 115,562

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

150

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia Personal
Equity Fund

--------------------------------------------------------------------------------
     Wachovia
 Balanced Fund

--------------------------------------------------------------------------------
      Wachovia Blue Chip
Value Fund

--------------------------------------------------------------------------------
      Wachovia New
Horizons Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001
--------------------------------------------------------------------------------
     Year Ended November 30, 2000
--------------------------------------------------------------------------------
     Year Ended November 30, 2001
--------------------------------------------------------------------------------
     Year Ended November 30, 2000
--------------------------------------------------------------------------------
      Period Ended November 30, 2001(1)
--------------------------------------------------------------------------------
      Period Ended November 30, 2001(2)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income (operating loss)   $ 1,009,667     $ 1,045,504
     $ 13,869,785     $ 16,565,901      $ 5,757      $ (5,594 )
Net realized gain (loss) on investments, futures contracts and foreign currency
 transactions     (898,725 )     4,258,221
(25,595,952 )     39,554,337        (134,244 )      (339,499 )
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in
foreign currency     (83,662,892 )     (22,089,547 )     (44,248,803 )
 (20,214,453 )      (57,075 )      (175,886 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     (83,551,950 )
(16,785,822 )     (55,974,970 )     35,905,785        (185,562
)      (520,979 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares    --       (71 )     (4,632,239 )     (4,793,338 )      (48 )
   --
Class B Shares    --      --       (387,948 )     (344,703 )     --       --
Class C Shares    --      --       (4,429 )    --       --       --
Class Y Shares     (707,200 )     (1,232,599 )     (10,029,961 )
 (11,422,384 )      (2,385 )     --
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares     (7,721 )     (2,482 )     (12,709,960 )     (1,398,073 )
   --       --
Class B Shares     (2 )    --       (1,497,512 )     (144,291 )     --       --
Class C Shares     (2 )    --       (15 )    --       --       --
Class Y Shares     (3,348,179 )     (8,012,041 )     (25,041,683 )
(2,879,504 )     --       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders     (4,063,104 )
 (9,247,193 )     (54,303,747 )     (20,982,293 )
(2,433 )     --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     24,087,784       18,331,602       77,025,868
     115,212,673        2,219,360        1,988,914
Net asset value of shares issued to shareholders in payment of dividends
declared     3,217,615       7,995,655
45,252,140       12,918,309        2,049       --
Cost of shares redeemed     (37,862,105 )     (48,378,159 )     (157,538,317 )
     (169,259,285 )      (82,102 )      (127,018 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     (10,556,706 )     (22,050,902)
     (35,260,309 )     (41,128,303 )
2,139,307        1,861,896

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     (98,171,760 )     (48,083,917 )     (145,539,026 )
  (26,204,811 )      1,951,312        1,340,917
Net Assets:
Beginning of period     396,478,439       444,562,356       624,393,983
 650,598,794       --       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 298,306,679     $ 396,478,439     $ 478,854,957
   $ 624,393,983      $ 1,951,312      $ 1,340,917

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
   $ 366,598     $ 64,129     $ 880,187     $
2,064,979      $ 3,324      $--

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(2) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

151

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia International
 Equity Fund

--------------------------------------------------------------------------------
     Wachovia
Fixed Income Fund

--------------------------------------------------------------------------------

    Period Ended November 30, 2001(1)     Year Ended November 30, 2001
Year Ended November 30, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income (operating loss)   $ (26,108 )   $ 34,476,806
  $ 33,694,711
Net realized gain (loss) on investments, futures contracts and foreign currency transactions (629,640 ) 6,891,398 (8,064,933 ) Net change in unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in

foreign currency     (178,139 )     20,196,191       19,552,006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     (833,887 )     61,564,395
      45,181,784

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares    --       (3,052,718 )     (3,820,500 )
Class B Shares    --       (42,277 )     (40,101 )
Class C Shares    --       (2,359 )    --
Class Y Shares    --       (30,251,988 )     (29,673,224 )
Distributions from net realized gain on investments, futures contracts, and foreign currency
Class A Shares    --      --      --
Class B Shares    --      --      --
Class C Shares    --      --      --
Class Y Shares    --      --      --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders    --
  (33,349,342 )     (33,533,825 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     16,175,179       179,206,866       125,403,873
Net asset value of shares issued to shareholders in payment of dividends
declared    --       10,294,673       10,205,866
Cost of shares redeemed     (4,941,046 )     (176,067,240 )     (125,069,709 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     11,234,133       13,434,299
     10,540,030

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     10,400,246       41,649,352       22,187,989
Net Assets:
Beginning of period    --       580,463,821       558,275,832

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 10,400,246     $ 622,113,173     $ 580,463,821

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income (Distributions in excess of net investmen
 income) included in net assets at end of period   $
(22,448 )   $ 1,740,566     $ 748,042

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

152

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

    Wachovia
 Intermediate Fixed Income Fund

--------------------------------------------------------------------------------
     Wachovia
 Short-Term Fixed Income Fund

--------------------------------------------------------------------------------
     Wachovia
Georgia Municipal Bond Fund

--------------------------------------------------------------------------------

    Year

 Ended November 30, 2001     Year
 Ended
 November 30, 2000     Year
 Ended November 30, 2001     Year
 Ended November 30, 2000     Year

Ended November 30, 2001      Year
Ended November 30, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 7,354,250     $ 7,750,478     $ 2,518,295
   $ 2,681,534     $ 5,100,868     $ 5,184,597
Net realized gain (loss) on investments     1,905,330       (1,104,208 )
    401,357       (1,612 )     1,775,438       (1,197,198 )
Net change in unrealized appreciation of investments      3,741,386
   2,980,673       1,397,824       507,302
1,616,883       3,443,977

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations     13,000,966       9,626,943
      4,317,476       3,187,224       8,493,189
7,431,376

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares     (165,551 )     (163,862 )     (427,424 )     (519,030 )
   (191,715 )     (211,281 )
Class B Shares     (10 )    --       (2,701 )    --      --      --
Class C Shares     (582 )    --       (36 )    --      --      --
Class Y Shares     (7,180,082 )     (7,536,530 )     (2,016,758 )
    (2,257,850 )     (4,914,062 )     (4,984,058 )
Distributions from net realized gain on investments
Class A Shares    --       (1,853 )    --      --      --      --
Class Y Shares    --       (77,932 )    --      --      --      --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders     (7,346,225 )
  (7,780,177 )     (2,446,919 )     (2,776,880 )
(5,105,777 )     (5,195,339 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     58,331,605       38,053,332       9,568,985
    10,538,396       30,827,769       15,688,219
Net asset value of shares issued to shareholders in payment of dividends
declared     660,892       428,648       1,649,371
1,910,861       286,628       264,861
Cost of shares redeemed     (58,690,984 )     (49,650,556 )     (13,741,206 )
    (13,887,577 )     (15,582,910 )     (20,786,480 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions     301,513       (11,168,576 )
    (2,522,850 )     (1,438,320 )     15,531,487
(4,833,400 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets     5,956,254       (9,321,810 )     (652,293 )
   (1,027,976 )     18,918,899       (2,597,363 )
Net Assets:
Beginning of period     132,390,881       141,712,691       47,704,269
     48,732,245       111,608,188       114,205,551

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period   $ 138,347,135     $ 132,390,881     $ 47,051,976
   $ 47,704,269     $ 130,527,087     $ 111,608,188

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income (Distributions in excess of net investment
 income) included in net assets at end of period   $
175,682     $ 168,108     $ 83,358     $ 39,534     $ (75 )   $ 4,834

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

153

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Statements of Changes in Net Assets--Continued

     Wachovia

 North Carolina Municipal Bond Fund

--------------------------------------------------------------------------------
      Wachovia
 South Carolina Municipal
 Bond Fund

--------------------------------------------------------------------------------
      Wachovia
 Virginia Municipal
 Bond Fund

--------------------------------------------------------------------------------

     Year

Ended November 30, 2001       Year
Ended November 30, 2000       Year

Ended November 30,
2001      Year

 Ended November 30,
2000      Year

 Ended November 30,
2001      Year

 Ended November 30,
2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 18,409,069      $ 19,276,350      $ 15,346,693
   $ 16,566,106      $ 5,835,641      $ 6,362,592
Net realized gain (loss) on investments       8,756,346        (2,275,153 )
     2,979,756        (1,132,177 )      2,826,234
(372,652 )

Net change in unrealized appreciation of investments       5,491,643
  11,426,197        7,056,471        9,463,518
1,570,392        3,468,716

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from operations      32,657,058
 28,427,394        25,382,920        24,897,447
10,232,267        9,458,656

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Class A Shares      (292,509 )      (329,361 )      (2,353,108 )
  (2,555,543 )      (282,501 )      (321,952 )
Class Y Shares      (17,945,967 )      (18,819,585 )      (13,056,838 )
    (13,921,746 )      (5,545,985 )      (6,047,898 )
Distributions from net realized gain on investments
Class A Shares     --        (4,750 )     --        (9,867 )     --       --
Class Y Shares     --        (251,259 )     --        (48,294 )     --       --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from distributions to shareholders      (18,238,476 )
    (19,404,955 )      (15,409,946 )      (16,535,450
)      (5,828,486 )      (6,369,850 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      35,199,106        46,384,033
 21,864,980        25,895,625        10,281,041
11,827,832

Net asset value of shares issued to shareholders in payment of dividends
 declared      395,623        694,469        1,638,738
1,852,996        386,026        408,569
Cost of shares redeemed      (45,106,698 )      (73,600,551 )
    (28,327,374 )      (50,946,059 )      (17,706,973 )
(21,020,218 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets from share transactions      (9,511,969 )
  (26,522,049 )      (4,823,656 )      (23,197,438 )
(7,039,906 )      (8,783,817 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      4,906,613        (17,499,610 )      5,149,318
      (14,835,441 )      (2,636,125 )      (5,695,011 )
Net Assets:
Beginning of period      425,667,878        443,167,488        333,620,170
       348,455,611        131,798,578        137,493,589

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 430,574,491      $ 425,667,878      $ 338,769,488
    $ 333,620,170      $ 129,162,453      $ 131,798,578

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Undistributed net investment income included in net assets at end of period
    $ 326,574      $ 150,043      $ 24,178      $
87,431      $ 7,204      $ 49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

154

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)
Year Ended November 30,      Net Asset Value, beginning of period
 Net Investment Income/ (Operating Loss)        Net Realized
and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign
Currency Transactions        Total from Investment
Operations        Distributions from Net Investment Income
     Distributions from Net Realized Gain on Investment Transactions,
Futures Contracts and Foreign Currency Transactions        Total Distributions

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Equity Fund

1997      $ 14.81      0.14 (3)      2.43        2.57        (0.13 )
    (1.86 )      (1.99 )
1998      $ 15.39      0.13 (3)      2.21        2.34        (0.14 )
   (1.68 )      (1.82 )
1999      $ 15.91      0.06        3.41        3.47        (0.07 )
  (1.89 )      (1.96 )
2000      $ 17.42      0.05        0.22 (4)      0.27        (0.04 )
  (0.51 )      (0.55 )
2001      $ 17.14      0.04 (3)      (3.64 )      (3.60 )      (0.05 )
   (0.48 )      (0.53 )
Wachovia Quantitative Equity Fund
1997      $ 15.67      0.18 (3)      4.14        4.32        (0.20 )
  (0.79 )      (0.99 )
1998      $ 19.00      0.11 (3)      3.12        3.23        (0.19 )
     (1.75 )      (1.94 )
1999      $ 20.29      0.09        3.16        3.25        (0.12 )
   (2.42 )      (2.54 )
2000      $ 21.00      0.05        0.70        0.75        (0.04 )
  --        (0.04 )
2001      $ 21.71      0.06 (3)      (3.97 )      (3.91 )      (0.04 )
   (1.33 )      (1.37 )
Wachovia Growth & Income Fund
1997      $ 16.41      0.13        4.44        4.57        (0.13 )
 (0.25 )      (0.38 )
1998      $ 20.60      0.11        3.94        4.05        (0.10 )
  (1.01 )      (1.11 )
1999      $ 23.54      0.05        4.24        4.29        (0.08 )
 (2.89 )      (2.97 )
2000      $ 24.86      (0.03 )      (0.56 )      (0.59 )      (0.01 )
 (4.26 )      (4.27 )
2001      $ 20.00      0.00 (3)(6)      (4.26 )      (4.26 )       --
    (1.40 )      (1.40 )
Wachovia Equity Index Fund
1997      $ 15.98      0.25 (3)      3.85        4.10        (0.28 )
  (0.91 )      (1.19 )
1998      $ 18.89      0.26 (3)      3.90        4.16        (0.24 )
   (0.40 )      (0.64 )
1999      $ 22.41      0.27        4.13        4.40        (0.26 )
  (0.37 )      (0.63 )
2000      $ 26.18      0.22 (3)      (1.39 )      (1.17 )      (0.24 )
   (0.53 )      (0.77 )
2001      $ 24.24      0.19 (3)      (3.30 )      (3.11 )      (0.21 )
   --        (0.21 )
Wachovia Special Values Fund
1997      $ 15.67      0.13 (3)      4.53        4.66        (0.08 )
  (1.61 )      (1.69 )
1998      $ 18.64      0.19 (3)      (0.87 )      (0.68 )      (0.12 )
     (1.71 )      (1.83 )
1999      $ 16.13      0.25        0.56        0.81        (0.16 )
 (0.75 )      (0.91 )
2000      $ 16.03      0.22 (3)      1.08        1.30        (0.28 )
    (0.52 )      (0.80 )
2001      $ 16.53      0.16 (3)      3.97        4.13        (0.24 )
  (0.13 )      (0.37 )
Wachovia Emerging Markets Fund
1997      $ 11.67      0.03 (3)      (0.47 )      (0.44 )      (0.11 )     --
       (0.11 )
1998      $ 11.12      0.09 (3)      (2.68 )      (2.59 )      (0.10 )     --
       (0.10 )
1999      $ 8.43      0.04 (3)      3.32        3.36        (0.05 )     --
      (0.05 )
2000      $ 11.74      0.01        (1.88 )      (1.87 )      (0.11 )     --
     (0.11 )
2001      $ 9.76      0.10 (3)      (0.64 )      (0.54 )      (0.04 )     --
     (0.04 )
Wachovia Personal Equity Fund
1999(7)      $ 10.00      0.01        0.67        0.68        (0.01 )     --
      (0.01 )
2000      $ 10.67      0.00 (6)      (0.49 )      (0.49 )      (0.01 )
(0.19 )      (0.20 )
2001      $ 9.98      0.00 (3)(6)      (2.13 )      (2.13 )      0.00 (6)
    (0.08 )      (0.08 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(5)   Less than 0.01%
(6)   Less than $0.01 per share.
(7) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(8)   Computed on an annualized basis.


(See Notes which are an integral part of the Financial Statements)

155

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended
November 30,      Net Asset
Value, end

of period      Total Return(1)        Expenses        Net Investment Income
(Loss)        Expense Waiver/ Reimbursement(2)        Net
Assets, end of period (000 omitted)      Portfolio Turnover Rate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Equity Fund

1997      $ 15.39      20.22 %      1.14 %      0.95 %      0.07 %
 $ 39,494      124 %
1998      $ 15.91      17.34 %      1.12 %      0.91 %       --
 $ 53,103      150 %
1999      $ 17.42      24.31 %      1.09 %      0.49 %     --
 $ 118,967      45 %
2000      $ 17.14      1.47 %      1.08 %      0.27 %     --        $ 114,873
     41 %
2001      $ 13.01      (21.65 )%      1.07 %      0.31 %      0.00 %(5)
   $ 82,500      34 %
Wachovia Quantitative Equity Fund
1997      $ 19.00      29.38 %      1.11 %      1.09 %      0.07 %
 $ 35,413      74 %
1998      $ 20.29      18.98 %      1.11 %      0.95 %     --        $ 82,68
      38 %
1999      $ 21.00      16.60 %      1.11 %      0.48 %     --        $ 89,140
      34 %
2000      $ 21.71      3.58 %      1.06 %      0.22 %     --        $ 86,191
     14 %
2001      $ 16.43      (19.07 )%      1.06 %      0.35 %      0.00 %(5)
 $ 51,100      23 %
Wachovia Growth & Income Fund
1997      $ 20.60      28.50 %      1.30 %      0.70 %      0.30 %
 $ 338,724      13 %
1998      $ 23.54      20.77 %      1.21 %      0.59 %      0.08 %
 $ 130,306      24 %
1999      $ 24.86      20.40 %      1.09 %      0.24 %     --
 $ 94,674      44 %
2000      $ 20.00      (3.57 )%      1.07 %      (0.12 )%     --
 $ 82,937      22 %
2001      $ 14.34      (22.77 )%      1.07 %      (0.01 )%      0.03 %
   $ 54,790      47 %
Wachovia Equity Index Fund
1997      $ 18.89      27.55 %      0.72 %      1.46 %      0.02 %
  $ 50,917      4 %
1998      $ 22.41      22.74 %      0.70 %      1.23 %     --
   $ 131,594      29 %
1999      $ 26.18      19.97 %      0.69 %      1.07 %     --
 $ 182,697      11 %
2000      $ 24.24      (4.70 )%      0.66 %      0.83 %     --
  $ 159,714      12 %
2001      $ 20.92      (12.88 )%      0.66 %      0.83 %      0.01 %
    $ 107,526      5 %
Wachovia Special Values Fund
1997      $ 18.64      33.08 %      1.35 %      0.74 %      0.01 %
    $ 37,766      46 %
1998      $ 16.13      (3.86 )%      1.25 %      0.98 %     --
 $ 59,408      20 %
1999      $ 16.03      5.40 %      1.23 %      1.61 %      0.00 %(5)
    $ 65,348      44 %
2000      $ 16.53      8.52 %      1.21 %      1.38 %     --        $ 62,486
    42 %
2001      $ 20.29      25.43 %      1.20 %      0.84 %     --        $ 76,469
     45 %
Wachovia Emerging Markets Fund
1997      $ 11.12      (3.82 )%      1.79 %      0.26 %     --        $ 7,996
      60 %
1998      $ 8.43      (23.46 )%      1.68 %      0.90 %     --        $ 8,677
     51 %
1999      $ 11.74      40.07 %      1.60 %      0.37 %     --        $ 16,007
     56 %
2000      $ 9.76      (16.18 )%      1.52 %      0.28 %     --        $ 15,578
     45 %
2001      $ 9.18      (5.56 )%      1.57 %      1.02 %     --        $ 13,724
     64 %
Wachovia Personal Equity Fund
1999(7)      $ 10.67      6.75 %      1.15 %(8)      0.39 %(8)      0.01 %(8)
     $ 110      11 %
2000      $ 9.98      (4.73 )%      1.06 %      (0.09 )%     --        $ 910
     22 %
2001      $ 7.77      (21.47 )%      1.06 %      0.05 %      0.02 %      $ 734
     49 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) The amount shown in this caption for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(5)   Less than 0.01%.
(6)   Less than $0.01 per share.
(7) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(8)   Computed on an annualized basis.


(See Notes which are an integral part of the Financial Statements)

156

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)

Period Ended November 30,      Net Asset Value, beginning of period      Net
Investment Income/(Operating Loss)        Net Realized
and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign
Currency Transactions        Total from Investment
Operations        Distributions from Net Investment Income
   Distributions from Net Realized Gain on Investment Transactions,
Futures Contracts and Foreign Currency Transactions        Total Distributions

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Wachovia Balanced Fund

1997      $ 13.30      0.34 (3)      1.40        1.74        (0.34 )
  (1.44 )      (1.78 )
1998      $ 13.26      0.24 (3)      1.50        1.74        (0.38 )
     (0.90 )      (1.28 )
1999      $ 13.72      0.29        1.44        1.73        (0.31 )
   (1.69 )      (2.00 )
2000      $ 13.45      0.32        0.35        0.67        (0.32 )
   (0.09 )      (0.41 )
2001      $ 13.71      0.29 (3)      (1.51 )      (1.22 )      (0.28 )
   (0.90 )      (1.18 )
Wachovia Blue Chip Value Fund
2001(4)      $ 10.00      0.02 (3)      (1.23 )      (1.21 )      (0.01 )
   --        (0.01 )
Wachovia New Horizons Fund
2001(6)      $ 10.00      (0.04 )(3)      (3.61 )      (3.65 )     --
  --       --
Wachovia International Equity Fund
2001(7)      $ 10.00      (0.05 )(3)      (1.20 )      (1.25 )     --
   --       --
Wachovia Fixed Income Fund
1997      $ 9.83      0.54 (3)      0.04        0.58        (0.56 )     --
      (0.56 )
1998      $ 9.85      0.53 (3)      0.30        0.83        (0.54 )     --
      (0.54 )
1999      $ 10.14      0.51        (0.58 )      (0.07 )      (0.51 )
  (0.04 )      (0.55 )
2000      $ 9.52      0.55 (3)      0.19        0.74        (0.55 )     --
      (0.55 )
2001      $ 9.71      0.58        0.42        1.00        (0.53 )     --
    (0.53 )
Wachovia Intermediate Fixed Income Fund
1997      $ 9.96      0.54        0.06        0.60        (0.53 )     --
   (0.53 )
1998      $ 10.03      0.47        0.40        0.87        (0.52 )     --
  (0.52 )
1999      $ 10.38      0.50        (0.61 )      (0.11 )      (0.50 )
 (0.20 )      (0.70 )
2000      $ 9.57      0.52 (3)      0.16        0.68        (0.52 )
 (0.01 )      (0.53 )
2001      $ 9.72      0.51        0.43        0.94        (0.52 )     --
      (0.52 )
Wachovia Short-Term Fixed Income Fund
1997      $ 9.79      0.50 (3)      (0.01 )      0.49        (0.51 )     --
     (0.51 )
1998      $ 9.77      0.52 (3)      0.14        0.66        (0.51 )     --
    (0.51 )
1999      $ 9.92      0.48        (0.25 )      0.23        (0.52 )     --
   (0.52 )
2000      $ 9.63      0.52 (3)      0.11        0.63        (0.53 )     --
    (0.53 )
2001      $ 9.73      0.55        0.34        0.89        (0.50 )     --
   (0.50 )
Wachovia Georgia Municipal Bond Fund
1997      $ 11.00      0.44        0.13        0.57        (0.44 )      (0.02 )
      (0.46 )
1998      $ 11.11      0.42        0.27        0.69        (0.42 )
  (0.00 )(9)      (0.42 )
1999      $ 11.38      0.43        (0.74 )      (0.31 )      (0.43 )
 (0.03 )      (0.46 )
2000      $ 10.61      0.48        0.23        0.71        (0.48 )     --
     (0.48 )
2001      $ 10.84      0.45        0.33        0.78        (0.45 )     --
     (0.45 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (5) Computed on an annualized basis.
(6) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001. (7) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (8) Less than 0.01% per share.

(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

157

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)

Period Ended
November 30      Net Asset

Value, end of period      Total Return(1)        Ratios to Average Net Assets
--------------------------------------------------------------------------------

       Portfolio Turnover Rate

               Expenses        Net Investment Income/(Loss)
Expense Waiver/ Reimbursement(2)        Net Assets, end of period
(000 omitted)

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Wachovia Balanced Fund

1997      $ 13.26      15.17 %      1.02 %      2.77 %      0.16 %
    $ 50,968      143 %
1998      $ 13.72      14.36 %      1.01 %      2.88 %      0.09 %
   $ 119,093      124 %
1999      $ 13.45      13.95 %      1.01 %      2.26 %      0.08 %
    $ 205,167      66 %
2000      $ 13.71      4.94 %      1.01 %      2.25 %      0.05 %
  $ 202,280      66 %
2001      $ 11.31      (9.71 )%      1.01 %      2.41 %      0.05 %
   $ 152,840      88 %
Wachovia Blue Chip Value Fund
2001(4)      $ 8.78      (12.15 )%      1.09 %(5)      0.30 %(5)
 8.30 %(5)      $ 389      70 %
Wachovia New Horizons Fund

2001(6)      $ 6.35      (36.50 )%      1.03 %(5)      (0.61 )%(5)
   8.06 %(5)      $ 148      85 %
Wachovia International Equity Fund
2001(7)      $ 8.75      (12.50 )%      1.85 %(5)      (0.76 )%(5)
   2.35 %(5)      $ 5,498      55 %
Wachovia Fixed Income Fund
1997      $ 9.85      6.14 %      0.98 %      5.65 %      0.11 %
   $ 10,039      174 %
1998      $ 10.14      8.65 %      0.97 %      5.30 %      0.05 %
 $ 24,624      111 %
1999      $ 9.52      (0.77 )%      0.97 %      5.34 %      0.03 %
  $ 69,475      49 %
2000      $ 9.71      8.03 %      0.96 %      5.78 %      0.00 %(8)
   $ 64,039      73 %
2001      $ 10.18      10.57 %      0.96 %      5.51 %      0.01 %
   $ 53,436      106 %
Wachovia Intermediate Fixed Income Fund
1997      $ 10.03      6.32 %      1.04 %      5.50 %      0.30 %
    $ 96,626      81 %
1998      $ 10.38      9.39 %      1.06 %      5.39 %      0.14 %
   $ 4,759      57 %
1999      $ 9.57      (1.03 )%      0.99 %      5.16 %      0.04 %
   $ 3,205      89 %
2000      $ 9.72      7.34 %      0.99 %      5.49 %      0.01 %
   $ 3,413      58 %
2001      $ 10.14      9.89 %      0.99 %      5.20 %      0.03 %
  $ 3,405      96 %
Wachovia Short-Term Fixed Income Fund
1997      $ 9.77      5.10 %      0.87 %      5.49 %      0.19 %
   $ 7,233      215 %
1998      $ 9.92      6.93 %      0.88 %      5.22 %      0.10 %
   $ 10,437      135 %
1999      $ 9.63      2.44 %      0.88 %      4.97 %      0.14 %
  $ 10,409      25 %
2000      $ 9.73      6.82 %      0.88 %      5.44 %      0.17 %
  $ 8,959      92 %
2001      $ 10.12      9.38 %      0.88 %      5.20 %      0.20 %
  $ 8,373      58 %
Wachovia Georgia Municipal Bond Fund
1997      $ 11.11      5.41 %      1.14 %      4.03 %      1.11 %
   $ 6,531      25 %
1998      $ 11.38      6.35 %      1.17 %      3.72 %      0.34 %
  $ 6,900      14 %
1999      $ 10.61      (2.83 )%      1.07 %      3.87 %      0.30 %
   $ 5,450      48 %
2000      $ 10.84      6.86 %      0.85 %      4.49 %      0.32 %
    $ 4,731      66 %
2001      $ 11.17      7.28 %      0.85 %      4.03 %      0.31 %
   $ 4,770      66 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Per share information is based on average shares outstanding.

(4) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (5) Computed on an annualized basis.
(6) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001. (7) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (8) Less than 0.01% per share.

(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

158

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)

Year Ended

 November 30,      Net Asset Value, beginning of period
  Net Investment Income      Net Realized and Unrealized Gain/(Loss) on
Investments        Total from Investment Operations
 Distributions from Net Investment Income        Distributions from Net
Realized Gain on Investment Transactions        Total Distributions

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Wachovia North Carolina Municipal Bond Fund

1997      $ 11.03      0.43      0.14        0.57        (0.43 )      (0.02 )
     (0.45 )
1998      $ 11.15      0.43      0.32        0.75        (0.43 )      (0.01 )
      (0.44 )
1999      $ 11.46      0.42      (0.68 )      (0.26 )      (0.42 )      (0.06 )
      (0.48 )
2000      $ 10.72      0.46      0.24        0.70        (0.45 )      (0.01 )
     (0.46 )
2001      $ 10.96      0.45      0.37        0.82        (0.45 )     --
  (0.45 )
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.05      0.53      0.11        0.64        (0.52 )      (0.05 )
      (0.57 )
1998      $ 11.12      0.51      0.24        0.75        (0.51 )      (0.00 )(3)
      (0.51 )
1999      $ 11.36      0.50      (0.77 )      (0.27 )      (0.50 )      (0.02 )
      (0.52 )
2000      $ 10.57      0.49      0.27        0.76        (0.49 )      (0.00 )
(3)      (0.49 )
2001      $ 10.84      0.48      0.32        0.80        (0.48 )     --
  (0.48 )
Wachovia Virginia Municipal Bond Fund
1997      $ 10.15      0.46      0.13        0.59        (0.45 )     --
  (0.45 )
1998      $ 10.29      0.48      0.14        0.62        (0.42 )     --
  (0.42 )

1999      $ 10.49      0.45      (0.65 )      (0.20 )      (0.45 )     --
       (0.45 )
2000      $ 9.84      0.44      0.25        0.69        (0.45 )     --
    (0.45 )
2001      $ 10.08      0.43      0.33        0.76        (0.43 )     --
    (0.43 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(See Notes which are an integral part of the Financial Statements)

159

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class A Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended

November 30,      Net Asset Value, end of period      Total Return(1)
  Expenses        Net Investment Income        Expense
Waiver/ Reimbursement(2)        Net Assets, end of period (000 omitted)
  Portfolio Turnover Rate

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Wachovia North Carolina Municipal Bond Fund

1997      $ 11.15      5.36 %      1.07 %      3.91 %      0.44 %
   $ 11,563      17 %
1998      $ 11.46      6.82 %      1.10 %      3.80 %      0.16 %
 $ 9,533      9 %
1999      $ 10.72      (2.34 )%      1.02 %      3.73 %      0.20 %
     $ 8,644      11 %
2000      $ 10.96      6.71 %      0.85 %      4.26 %      0.26 %
  $ 7,511      37 %
2001      $ 11.33      7.54 %      0.85 %      3.99 %      0.26 %
   $ 6,613      51 %
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.12      6.01 %      0.81 %      4.79 %      0.48 %
  $ 64,696      12 %
1998      $ 11.36      6.88 %      0.83 %      4.52 %      0.36 %
  $ 67,458      6 %

1999      $ 10.57      (2.49 )%      0.83 %      4.50 %      0.35 %
    $ 59,655      9 %
2000      $ 10.84      7.45 %      0.83 %      4.68 %      0.29 %
     $ 52,568      26 %
2001      $ 11.16      7.49 %      0.83 %      4.30 %      0.29 %
     $ 54,867      35 %
Wachovia Virginia Municipal Bond Fund
1997      $ 10.30      5.97 %      0.96 %      4.50 %      0.40 %
   $ 111,160      15 %
1998      $ 10.49      6.76 %      0.95 %      4.35 %      0.33 %
    $ 8,835      15 %
1999      $ 9.84      (2.01 )%      0.90 %      4.36 %      0.29 %
    $ 7,682      29 %
2000      $ 10.08      7.24 %      0.85 %      4.59 %      0.30 %
 $ 6,496      25 %
2001      $ 10.41      7.61 %      0.85 %      4.12 %      0.28 %
  $ 7,164      54 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(See Notes which are an integral part of the Financial Statements)

160

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

Period Ended November 30,      Net Asset Value, beginning of period
  Net Investment Income/ (Operating Loss)        Net Realized
and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign
Currency Transactions        Total from Investment
Operations        Distributions from Net Investment Income
 Distributions from Net Realized Gain on Investment Transactions,
Futures Contracts and Foreign Currency Transactions        Total Distributions

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Wachovia Equity Fund

1997      $ 14.79      0.04        2.42        2.46        (0.04 )      (1.86 )
      (1.90 )
1998      $ 15.35      0.03        2.20        2.23        (0.03 )      (1.68 )
      (1.71 )
1999      $ 15.87      (0.04 )      3.38        3.34        (0.00 )(3)
    (1.89 )      (1.89 )
2000      $ 17.32      (0.09 )(4)      0.23 (5)      0.14       --
 (0.51 )      (0.51 )
2001      $ 16.95      (0.06 )(4)      (3.60 )      (3.66 )      (0.00 )(3)
  (0.48 )      (0.48 )
Wachovia Quantitative Equity Fund
1997      $ 15.65      0.08        4.10        4.18        (0.09 )      (0.79
      (0.88 )
1998      $ 18.95      0.05        3.04        3.09        (0.06 )      (1.75 )
      (1.81 )
1999      $ 20.23      (0.05 )      3.16        3.11        (0.01 )
  (2.42 )      (2.43 )
2000      $ 20.91      (0.12 )      0.70        0.58       --       --       --
2001      $ 21.49      (0.07 )(4)      (3.91 )      (3.98 )      0.00 (3)
   (1.33 )      (1.33 )
Wachovia Growth & Income Fund
2001(7)      $ 21.33      (0.10 )(4)      (5.56 )      (5.66 )     --
 (1.40 )      (1.40 )
Wachovia Equity Index Fund
2001(7)      $ 25.47      0.02 (4)      (4.45 )      (4.43 )      (0.14 )
 --        (0.14 )
Wachovia Special Values Fund
1999(9)      $ 14.60      0.17        1.22        1.39       --       --
   --
2000      $ 15.99      0.10 (4)      1.08        1.18        (0.25 )
 (0.52 )      (0.77 )
2001      $ 16.40      0.00 (3)(4)      3.96        3.96        (0.13 )
 (0.13 )      (0.26 )
Wachovia Emerging Markets Fund
2001(7)      $ 10.51      0.09 (4)      (1.39 )      (1.30 )      (0.06 )
   --        (0.06 )
Wachovia Personal Equity Fund
2001(7)      $ 10.63      (0.05 )(4)      (2.76 )      (2.81 )      (0.01 )
    (0.08 )      (0.09 )
Wachovia Balanced Fund
1997      $ 13.29      0.26        1.38        1.64        (0.26 )      (1.44 )
      (1.70 )
1998      $ 13.23      0.28        1.37        1.65        (0.29 )      (0.90 )
      (1.19 )
1999      $ 13.69      0.20        1.42        1.62        (0.21 )      (1.69 )
      (1.90 )
2000      $ 13.41      0.22        0.35        0.57        (0.22 )      (0.09 )
      (0.31 )
2001      $ 13.67      0.20 (4)      (1.49 )      (1.29 )      (0.19 )
 (0.90 )      (1.09 )
Wachovia Blue Chip Value Fund
2001(10)      $ 10.00      (0.04 )(4)      (1.23 )      (1.27 )     --       -
       --
Wachovia New Horizons Fund
2001(10)      $ 10.00      (0.08 )(4)      (3.61 )      (3.69 )     --       --
       --
Wachovia International Equity Fund
2001(11)      $ 10.00      (0.09 )(4)      (1.16 )      (1.25 )     --       -
       --
Wachovia Fixed Income Fund
1997      $ 9.83      0.48        0.01        0.49        (0.48 )     --
    (0.48 )
1998      $ 9.84      0.47        0.30        0.77        (0.47 )     --
        (0.47 )
1999      $ 10.14      0.43        (0.58 )      (0.15 )      (0.43 )
  (0.04 )      (0.47 )
2000      $ 9.52      0.48 (4)      0.18        0.66        (0.47 )     --
      (0.47 )
2001      $ 9.71      0.47        0.46        0.93        (0.46 )     --
    (0.46 )
Wachovia Intermediate Fixed Income Fund
2001(7)      $ 9.76      0.48        0.42        0.90        (0.54 )     --
      (0.54 )
Wachovia Short-Term Fixed Income Fund
2001(7)      $ 9.77      0.46        0.36        0.82        (0.46 )     --
       (0.46 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(4)   Per share information based on average shares outstanding.
(5) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(6)   Less than 0.01%
(7) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (8) Computed on an annualized basis.
(9) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999. (10) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(11) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (12) Less than $1,000.

(See Notes which are an integral part of the Financial Statements)


161

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class B Shares--Continued

(For a share outstanding throughout each period)



Ratios to Average Net Assets

--------------------------------------------------------------------------------

Period Ended

 November 30,      Net Asset Value, end of period      Total Return(1)
     Expenses        Net Investment Income/(Loss)
Expense Waiver/ Reimbursement(2)        Net Assets, end of period (000 omitted
        Portfolio Turnover Rate

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Wachovia Equity Fund

1997      $ 15.35      19.27 %      1.90 %      0.18 %      0.06 %
   $ 3,448        124 %
1998      $ 15.87      16.52 %      1.87 %      0.17 %     --        $ 5,725
      150 %
1999      $ 17.32      23.37 %      1.84 %      (0.26 )%     --        $ 8,992
        45 %
2000      $ 16.95      0.69 %      1.83 %      (0.49 )%     --        $ 11,154
       41 %
2001      $ 12.81      (22.23 )%      1.82 %      (0.44 )%      0.00 %(6)
   $ 8,382        34 %
Wachovia Quantitative Equity Fund
1997      $ 18.95      28.33 %      1.85 %      0.31 %      0.07 %      $ 6,56
        74 %
1998      $ 20.23      18.15 %      1.86 %      0.20 %     --        $ 19,532
      38 %
1999      $ 20.91      15.85 %      1.86 %      (0.27 )%     --        $ 24,65
        34 %
2000      $ 21.49      2.77 %      1.81 %      (0.53 )%     --        $ 24,310
        14 %
2001      $ 16.18      (19.67 )%      1.81 %      (0.39 )%      0.00 %(6)
  $ 17,096        23 %
Wachovia Growth & Income Fund
2001(7)      $ 14.27      (27.95 )%      1.82 %(8)      (0.70 )%(8)
  0.03 %(8)      $ 129        47 %
Wachovia Equity Index Fund
2001(7)      $ 20.90      (17.45 )%      1.41 %(8)      0.11 %(8)
 0.02 %(8)      $ 1,296        5 %
Wachovia Special Values Fund
1999(9)      $ 15.99      9.52 %      1.98 %(8)      0.93 %(8)
 0.01 %(8)      $ 350        44 %
2000      $ 16.40      7.74 %      1.96 %      0.61 %     --        $ 427
    42 %
2001      $ 20.10      24.42 %      1.95 %      0.02 %     --        $ 1,153
       45 %
Wachovia Emerging Markets Fund
2001(7)      $ 9.15      (12.37 )%      2.31 %(8)      0.98 %(8)     --
 $ 1        64 %
Wachovia Personal Equity Fund
2001(7)      $ 7.73      (26.61 )%      1.81 %(8)      (0.65 )%(8)
   0.02 %(8)      $ 35        49 %
Wachovia Balanced Fund
1997      $ 13.23      14.19 %      1.78 %      2.01 %      0.16 %
  $ 5,916        143 %
1998      $ 13.69      13.56 %      1.76 %      2.13 %      0.09 %
   $ 13,963        124 %
1999      $ 13.41      13.08 %      1.76 %      1.50 %      0.08 %
  $ 20,927        66 %
2000      $ 13.67      4.19 %      1.76 %      1.50 %      0.05 %
   $ 23,529        66 %
2001      $ 11.29      (10.28 )%      1.76 %      1.67 %      0.05 %
   $ 21,639        89 %
Wachovia Blue Chip Value Fund
2001(10)      $ 8.73      (12.70 )%      1.84 %(8)      (0.44 )(8)
 7.94 %(8)      $ 148        70 %
Wachovia New Horizons Fund
2001(10)      $ 6.31      (36.90 )%      1.78 %(8)      (1.38 )%(8)
    9.03 %(8)      $ 92        85 %
Wachovia International Equity Fund
2001(11)      $ 8.75      (12.50 )%      2.60 %(8)      (1.43 )%(8)
   2.35 %(8)      $ 1        55 %
Wachovia Fixed Income Fund
1997      $ 9.84      5.21 %      1.75 %      4.89 %      0.11 %      $ 140
     174 %
1998      $ 10.14      7.97 %      1.72 %      4.55 %      0.05 %      $ 533
      111 %
1999      $ 9.52      (1.51 )%      1.72 %      4.57 %      0.03 %      $ 819
       49 %
2000      $ 9.71      7.23 %      1.71 %      5.03 %      0.00 %(6)      $ 771
       73 %
2001      $ 10.18      9.75 %      1.71 %      4.76 %      0.01 %      $ 1,355
       106 %
Wachovia Intermediate Fixed Income Fund
2001(7)      $ 10.12      9.49 %      0.60 %(8)      5.03 %(8)     --
  $ 0 (12)      96 %
Wachovia Short-Term Fixed Income Fund
2001(7)      $ 10.13      8.52 %      1.63 %(8)      4.40 %(8)      0.20 %(8)
    $ 174        58 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Less than $0.01 per share.

(4)   Per share information based on average shares outstanding.
(5) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(6)   Less than 0.01%.
(7) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (8) Computed on an annualized basis.
(9) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999. (10) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(11) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. (12) Less than $1,000.

(See Notes which are an integral part of the Financial Statements)

162

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)


Period Ended
November 30,      Net Asset
Value,
beginning
of period      Net Investment

Income/
(Operating Loss)        Net Realized
and Unrealized
Gain/(Loss) on

Investments,
Futures
Contracts, and
Foreign
Currency

Transactions        Total from
Investment
Operations        Distributions
from Net
Investment
Income        Distributions
from Net
Realized
Gain on
Investment
Transactions,
Futures
Contracts and
Foreign
Currency

Transactions        Total
Distributions

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Wachovia Equity Fund

2001(3)      $ 18.51      (0.06 )(4)      (5.00 )      (5.06 )      (0.03 )
      (0.48 )      (0.51 )
Wachovia Quantitative Equity Fund
2001(3)      $ 22.66      (0.08 )(4)      (4.78 )      (4.86 )      (0.02 )
     (1.33 )      (1.35 )
Wachovia Growth & Income Fund
2001(3)      $ 21.33      (0.11 )(4)      (5.54 )      (5.65 )     --
  (1.40 )      (1.40 )
Wachovia Equity Index Fund
2001(3)      $ 25.47      0.02 (4)      (4.46 )      (4.44 )      (0.12 )
   --        (0.12 )
Wachovia Special Values Fund
2001(3)      $ 17.46      (0.01 )(4)      3.12        3.11        (0.28 )
  (0.13 )      (0.41 )
Wachovia Emerging Markets Fund
2001(3)      $ 10.51      (0.02 )(4)      (1.27 )      (1.29 )      (0.06 )
     --        (0.06 )
Wachovia Personal Equity Fund
2001(3)      $ 10.63      0.01 (4)      (2.76 )      (2.75 )      (0.02 )
   (0.08 )      (0.10 )
Wachovia Balanced Fund
2001(3)      $ 14.39      0.19 (4)      (2.14 )      (1.95 )      (0.23 )
    (0.90 )      (1.13 )
Wachovia Blue Chip Value Fund
2001(8)      $ 10.00      (0.04 )(4)      (1.21 )      (1.25 )     --
  --       --
Wachovia New Horizons Fund

2001(8)      $ 10.00      (0.09 )(4)      (3.60 )      (3.69 )     --
  --       --
Wachovia International Equity Fund
2001(9)      $ 10.00      (0.08 )(4)      (1.21 )      (1.29 )     --
  --       --
Wachovia Fixed Income Fund
2001(3)      $ 9.78      0.52        0.36        0.88        (0.48 )     --
       (0.48 )
Wachovia Intermediate Fixed Income Fund
2001(3)      $ 9.76      0.47        0.37        0.84        (0.47 )     --
      (0.47 )
Wachovia Short-Term Fixed Income Fund
2001(3)      $ 9.77      0.53        0.34        0.87        (0.53 )     --
      (0.53 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6)   Less than 0.01%.
(7)   Less than $1,000.
(8) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (9) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.

(See Notes which are an integral part of the Financial Statements)

163

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class C Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Period Ended
November 30,      Net Asset
Value, end
of period      Total

Return(1)        Expenses        Net
Investment
Income/(Loss)        Expense Waiver/
Reimbursement(2)        Net Assets,
end of period
(000 omitted)        Portfolio
Turnover
Rate

--------------------------------------------------------------------------------

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Wachovia Equity Fund

2001(3)      $ 12.94      (27.94 )%      1.83 %(5)      (0.45 )%(5)
   0.00 %(5)(6)      $ 468        34 %
Wachovia Quantitative Equity Fund
2001(3)      $ 16.45      (22.51 )%      1.81 %(5)      (0.44 )%(5)
   0.00 %(5)(6)      $ 0 (7)      23 %
Wachovia Growth & Income Fund
2001(3)      $ 14.28      (27.90 )%      1.82 %(5)      (0.72 )%(5)
   0.00 %(5)(6)      $ 3        47 %
Wachovia Equity Index Fund
2001(3)      $ 20.91      (17.47 )%      1.41 %(5)      0.11 %(5)
  0.02 %(5)      $ 2,624        5 %
Wachovia Special Values Fund
2001(3)      $ 20.16      18.27 %      1.95 %(5)      (0.05 )%(5)     --
   $ 367        45 %
Wachovia Emerging Markets Fund
2001(3)      $ 9.16      (12.27 )%      2.31 %(5)      (0.18 )%(5)     --
     $ 14        64 %
Wachovia Personal Equity Fund

2001(3)      $ 7.78      (26.02 )%      0.83 %(5)      0.08 %(5)
    0.00 %(5)(6)      $ 0 (7)      49 %
Wachovia Balanced Fund
2001(3)      $ 11.31      (14.33 )%      1.76 %(5)      1.71 %(5)
  0.05 %(5)      $ 421        88 %
Wachovia Blue Chip Value Fund
2001(8)      $ 8.75      (12.50 )%      1.84 %(5)      (0.45 )%(5)
   5.90 %(5)      $ 15        70 %
Wachovia New Horizons Fund
2001(8)      $ 6.31      (36.90 )%      1.78 %(5)      (1.38 )%(5)
  7.88 %(5)      $ 103        85 %
Wachovia International Equity Fund
2001(9)      $ 8.71      (12.90 )%      2.60 %(5)      (1.16 )%(5)
   2.35 %(5)      $ 92        55 %
Wachovia Fixed Income Fund
2001(3)      $ 10.18      9.24 %      1.71 %(5)      4.75 %(5)      0.01 %(5
      $ 78        106 %
Wachovia Intermediate Fixed Income Fund
2001(3)      $ 10.13      8.82 %      1.73 %(5)      4.45 %(5)      0.03 %(5)
     $ 21        96 %
Wachovia Short-Term Fixed Income Fund
2001(3)      $ 10.11      9.10 %      1.63 %(5)      4.75 %(5)      0.20 %(5)
     $ 6        58 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6)   Less than 0.01%.
(7)   Less than $1,000.
(8) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (9) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.

(See Notes which are an integral part of the Financial Statements)

164

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--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares

(For a share outstanding throughout each period)

Year Ended November 30, Net Asset Value, beginning of period Net Investment Income Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency Transactions Total from Investment Operations Distributions from Net Investment Income Distributions from Net Realized Gain on Investment Transactions, Futures Contracts and Foreign Currency Transactions Total Distributions

--------------------------------------------------------------------------------

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Wachovia Equity Fund

1997      $ 14.81      0.17        2.43        2.60        (0.16 )      (1.86
      (2.02 )
1998      $ 15.39      0.17        2.21        2.38        (0.17 )      (1.68 )
      (1.85 )
1999      $ 15.92      0.12        3.38        3.50        (0.11 )      (1.89 )
      (2.00 )
2000      $ 17.42      0.10        0.23 (3)      0.33        (0.09 )
 (0.51 )      (0.60 )
2001      $ 17.15      0.08 (4)      (3.65 )      (3.57 )      (0.09 )
   (0.48 )      (0.57 )
Wachovia Quantitative Equity Fund
1997      $ 15.67      0.23        4.12        4.35        (0.23 )      (0.79 )
      (1.02 )
1998      $ 19.00      0.23        3.06        3.29        (0.23 )      (1.75 )
      (1.98 )
1999      $ 20.31      0.18        3.14        3.32        (0.17 )      (2.42 )
      (2.59 )
2000      $ 21.04      0.11        0.69        0.80        (0.10 )     --
     (0.10 )
2001      $ 21.74      0.11 (4)      (3.96 )      (3.85 )      (0.09 )
 (1.33 )      (1.42 )
Wachovia Growth & Income Fund
1998(6)      $ 22.31      0.09        1.24        1.33        (0.09 )     --
      (0.09 )
1999      $ 23.55      0.12        4.24        4.36        (0.14 )      (2.89 )
      (3.03 )
2000      $ 24.88      0.03        (0.57 )      (0.54 )      (0.04 )
   (4.26 )      (4.30 )
2001      $ 20.04      0.04 (4)      (4.29 )      (4.25 )     --        (1.40 )
      (1.40 )
Wachovia Equity Index Fund
1997      $ 15.98      0.29        3.86        4.15        (0.31 )      (0.91
      (1.22 )
1998      $ 18.91      0.30        3.92        4.22        (0.29 )      (0.40 )
      (0.69 )
1999      $ 22.44      0.33        4.13        4.46        (0.32 )      (0.37 )
      (0.69 )
2000      $ 26.21      0.29 (4)      (1.38 )      (1.09 )      (0.31 )
   (0.53 )      (0.84 )
2001      $ 24.28      0.24 (4)      (3.29 )      (3.05 )      (0.27 )     --
        (0.27 )
Wachovia Special Values Fund
1997      $ 15.67      0.16        4.53        4.69        (0.08 )      (1.61 )
      (1.69 )
1998      $ 18.67      0.21        (0.84 )      (0.63 )      (0.15 )
(1.71 )      (1.86 )
1999      $ 16.18      0.30        0.54        0.84        (0.20 )      (0.75 )
      (0.95 )
2000      $ 16.07      0.26 (4)      1.08        1.34        (0.32 )
(0.52 )      (0.84 )
2001      $ 16.57      0.20 (4)      3.98        4.18        (0.28 )
 (0.13 )      (0.41 )
Wachovia Emerging Markets Fund
1997      $ 11.67      0.07        (0.50 )      (0.43 )      (0.11 )     --
       (0.11 )
1998      $ 11.13      0.13        (2.69 )      (2.56 )      (0.13 )     --
      (0.13 )
1999      $ 8.44      0.04        3.34        3.38        (0.07 )     --
  (0.07 )
2000      $ 11.75      0.07        (1.88 )      (1.81 )      (0.14 )     --
     (0.14 )
2001      $ 9.80      0.13 (4)      (0.66 )      (0.53 )      (0.06 )     --
      (0.06 )
Wachovia Personal Equity Fund
1999(8)      $ 10.00      0.02        0.67        0.69        (0.01 )     --
       (0.01 )
2000      $ 10.68      0.03        (0.49 )      (0.46 )      (0.03 )
  (0.19 )      (0.22 )
2001      $ 10.00      0.03 (4)      (2.15 )      (2.12 )      (0.02 )
   (0.08 )      (0.10 )
Wachovia Balanced Fund
1997      $ 13.30      0.38        1.39        1.77        (0.37 )      (1.44 )
      (1.81 )
1998      $ 13.26      0.42        1.37        1.79        (0.41 )      (0.90 )
      (1.31 )
1999      $ 13.74      0.32        1.44        1.76        (0.34 )      (1.69
      (2.03 )
2000      $ 13.47      0.35        0.35        0.70        (0.35 )      (0.09 )
      (0.44 )
2001      $ 13.73      0.32 (4)      (1.52 )      (1.20 )      (0.31 )
 (0.90 )      (1.21 )


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)   Per share information is based on average shares outstanding.
(5)   Less than 0.01%.
(6) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998. (7) Computed on an annualized basis.
(8) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

165

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--------------------------------------------------------------------------------

The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended

 November 30,      Net Asset Value, end of period      Total Return (1)
  Expenses        Net Investment Income        Expenses
Waiver/ Reimbursement(2)        Net Assets, end of period (000 omitted)
   Portfolio Turnover Rate

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Wachovia Equity Fund

1997      $ 15.39      20.44 %      0.90 %      1.18 %      0.07 %
    $ 156,238      124 %
1998      $ 15.92      17.69 %      0.90 %      1.13 %     --        $ 200,324
      150 %
1999      $ 17.42      24.52 %      0.84 %      0.73 %     --        $ 223,878
     45 %
2000      $ 17.15      1.78 %      0.83 %      0.51 %     --        $ 276,342
     41 %
2001      $ 13.01      (21.48 )%      0.82 %      0.56 %      0.00 %(5)
 $ 206,814      34 %
Wachovia Quantitative Equity Fund
1997      $ 19.00      29.60 %      0.87 %      1.35 %      0.08 %
 $ 183,019      74 %
1998      $ 20.31      19.38 %      0.87 %      1.21 %     --        $ 207,343
      38 %
1999      $ 21.04      16.97 %      0.86 %      0.67 %     --        $ 598,420
      34 %
2000      $ 21.74      3.79 %      0.81 %      0.47 %     --        $ 571,433
      14 %
2001      $ 16.47      (18.78 )%      0.81 %      0.61 %      0.00 %(5)
 $ 414,108      23 %
Wachovia Growth & Income Fund
1998(6)      $ 23.55      6.03 %      0.86 %(7)      0.90 %(7)      0.08 %(7)
    $ 206,176      24 %
1999      $ 24.88      20.73 %      0.84 %      0.49 %     --        $ 254,919
     44 %
2000      $ 20.04      (3.33 )%      0.82 %      0.13 %     --        $ 203,007
      22 %
2001      $ 14.39      (22.67 )%      0.82 %      0.24 %      0.03 %
$ 146,209      47 %
Wachovia Equity Index Fund
1997      $ 18.91      27.91 %      0.47 %      1.72 %      0.02 %
$ 248,030      4 %
1998      $ 22.44      23.05 %      0.45 %      1.46 %     --        $ 291,708
      29 %
1999      $ 26.21      20.24 %      0.44 %      1.32 %     --        $ 361,934
      11 %
2000      $ 24.28      (4.42 )%      0.41 %      1.09 %     --        $ 327,570
      12 %
2001      $ 20.96      (12.62 )%      0.41 %      1.08 %      0.01 %
     $ 254,226      5 %
Wachovia Special Values Fund
1997      $ 18.67      33.29 %      1.11 %      0.88 %      0.02 %
 $ 84,501      46 %
1998      $ 16.18      (3.59 )%      1.00 %      1.26 %     --        $ 90,55
      20 %
1999      $ 16.07      5.61 %      0.98 %      1.85 %      0.00 %(5)
$ 109,969      44 %
2000      $ 16.57      8.79 %      0.96 %      1.61 %     --        $ 128,300
     42 %
2001      $ 20.34      25.74 %      0.95 %      1.08 %     --        $ 198,817
     45 %
Wachovia Emerging Markets Fund
1997      $ 11.13      (3.73 )%      1.54 %      0.54 %     --        $ 139,700
      60 %
1998      $ 8.44      (23.34 )%      1.44 %      1.04 %     --        $ 130,898
      51 %
1999      $ 11.75      40.39 %      1.35 %      0.61 %     --        $ 178,443
     56 %
2000      $ 9.80      (15.74 )%      1.28 %      0.51 %     --        $ 157,730
      45 %
2001      $ 9.21      (5.40 )%      1.32 %      1.32 %     --        $ 139,358
      64 %
Wachovia Personal Equity Fund
1999(8)      $ 10.68      6.85 %      0.90 %(7)      0.33 %(7)      0.01 %(7)
     $ 444,453      11 %
2000      $ 10.00      (4.44 )%      0.81 %      0.23 %     --        $ 395,569
      22 %
2001      $ 7.78      (21.36 )%      0.81 %      0.30 %      0.02 %
 $ 297,538      49 %
Wachovia Balanced Fund
1997      $ 13.26      15.37 %      0.77 %      3.02 %      0.16 %
   $ 250,083      143 %
1998      $ 13.74      14.77 %      0.76 %      3.15 %      0.09 %
  $ 290,833      124 %
1999      $ 13.47      14.21 %      0.76 %      2.50 %      0.08 %
  $ 424,506      66 %
2000      $ 13.73      5.19 %      0.76 %      2.51 %      0.05 %
   $ 398,584      66 %
2001      $ 11.32      (9.54 )%      0.76 %      2.66 %      0.05 %
   $ 303,955      88 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) The amount shown in this caption for a share outstanding does not correspond with aggregate net realized gain (loss) on investments, futures contracts, and foreign currency for the period ended due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

(4)   Per share information is based on average shares outstanding.
(5)   Less than 0.01%.
(6) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998. (7) Computed on an annualized basis.
(8) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

166

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares--Continued

(For a share outstanding throughout each period)

Year Ended

 November 30,      Net Asset Value, beginning of period      Net Investment
Income/(Operating Loss)        Net Realized and
Unrealized Gain/(Loss) on Investments and Futures Contracts        Total from
Investment Operations        Distributions from Net
Investment Income        Distributions from Net Realized Gain on Investment
 Transactions and Futures Contracts         Total
Distributions

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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Wachovia Blue Chip Value Fund

2001(3)      $ 10.00      0.05 (4)      (1.23 )      (1.18 )      (0.02 )
  --        (0.02 )
Wachovia New Horizons Fund
2001(3)      $ 10.00      (0.02 )(4)      (3.62 )      (3.64 )     --       --
       --
Wachovia International Equity Fund
2001(6)      $ 10.00      (0.03 )(4)      (1.20 )      (1.23 )     --       --
      --
Wachovia Fixed Income Fund
1997      $ 9.83      0.57        0.03        0.60        (0.58 )     --
   (0.58 )
1998      $ 9.85      0.56        0.29        0.85        (0.56 )     --
   (0.56 )
1999      $ 10.14      0.53        (0.58 )      (0.05 )      (0.53 )
 (0.04 )      (0.57 )
2000      $ 9.52      0.57 (4)      0.19        0.76        (0.57 )     --
      (0.57 )
2001      $ 9.71      0.58        0.45        1.03        (0.56 )     --
    (0.56 )
Wachovia Intermediate Fixed Income Fund
1998(8)      $ 10.12      0.42        0.25        0.67        (0.41 )
  --        (0.41 )
1999      $ 10.38      0.53        (0.61 )      (0.08 )      (0.53 )
  (0.20 )      (0.73 )
2000      $ 9.57      0.55 (4)      0.15        0.70        (0.55 )
(0.01 )      (0.56 )
2001      $ 9.71      0.54        0.41        0.95        (0.54 )     --
     (0.54 )
Wachovia Short-Term Fixed Income Fund
1997      $ 9.79      0.56        (0.05 )      0.51        (0.53 )     --
    (0.53 )
1998      $ 9.77      0.54        0.14        0.68        (0.53 )     --
    (0.53 )
1999      $ 9.92      0.51        (0.25 )      0.26        (0.55 )     --
    (0.55 )
2000      $ 9.63      0.54 (4)      0.12        0.66        (0.56 )     --
     (0.56 )
2001      $ 9.73      0.53        0.38        0.91        (0.53 )     --
    (0.53 )
Wachovia Georgia Municipal Bond Fund
1997      $ 11.00      0.47        0.13        0.60        (0.47 )      (0.02 )
      (0.49 )
1998      $ 11.11      0.45        0.27        0.72        (0.45 )
   (0.00 )(9)      (0.45 )
1999      $ 11.38      0.45        (0.74 )      (0.29 )      (0.45 )
(0.03 )      (0.48 )
2000      $ 10.61      0.50        0.23        0.73        (0.50 )     --
      (0.50 )
2001      $ 10.84      0.48        0.33        0.81        (0.48 )     --
      (0.48 )
Wachovia North Carolina Municipal Bond Fund
1997      $ 11.03      0.46        0.13        0.59        (0.45 )      (0.02 )
      (0.47 )
1998      $ 11.15      0.46        0.32        0.78        (0.46 )      (0.01 )
      (0.47 )
1999      $ 11.46      0.45        (0.68 )      (0.23 )      (0.45 )
(0.06 )      (0.51 )
2000      $ 10.72      0.48        0.25        0.73        (0.48 )      (0.01
      (0.49 )
2001      $ 10.96      0.48        0.37        0.85        (0.48 )
 (0.00 )(9)      (0.48 )
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.05      0.55        0.12        0.67        (0.55 )
    (0.05 )      (0.60 )
1998      $ 11.12      0.54        0.24        0.78        (0.54 )
   (0.00 )(9)      (0.54 )

1999      $ 11.36      0.52        (0.77 )      (0.25 )      (0.52 )
     (0.02 )      (0.54 )
2000      $ 10.57      0.52        0.27        0.79        (0.52 )
   (0.00 )(9)      (0.52 )
2001      $ 10.84      0.51        0.32        0.83        (0.51 )     --
    (0.51 )
Wachovia Virginia Municipal Bond Fund
1998(5)      $ 10.34      0.32        0.15        0.47        (0.32 )     --
      (0.32 )
1999      $ 10.49      0.47        (0.65 )      (0.18 )      (0.47 )     --
       (0.47 )
2000      $ 9.84      0.48        0.24        0.72        (0.48 )     --
    (0.48 )
2001      $ 10.08      0.45        0.33        0.78        (0.45 )     --
     (0.45 )



(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.
(7)   Less than 0.01%.
(8) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.
(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

167

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The Wachovia Funds and The Wachovia Municipal Funds
Financial Highlights--Class Y Shares--Continued

(For a share outstanding throughout each period)


                       Ratios to Average Net Assets

--------------------------------------------------------------------------------

Year Ended

 November 30,      Net Asset Value, end of period      Total Return(1)
     Expenses        Net Investment Income/(Loss)
Expenses Waiver/ Reimbursement(2)        Net Assets, end of period
 (000 omitted)      Portfolio Turnover Rate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Blue Chip Value Fund

2001(3)      $ 8.80      (11.81 )%      0.84 %(5)      0.55 %(5)
 6.53 %(5)      $ 1,400      70 %
Wachovia New Horizons Fund
2001(3)      $ 6.36      (36.40 )%      0.86 %(5)      (0.34 )%(5)
    6.69 %(5)      $ 998      85 %
Wachovia International Equity Fund
2001(6)      $ 8.77      (12.30 )%      1.60 %(5)      (0.44 )%(5)
   2.35 %(5)      $ 4,812      55 %
Wachovia Fixed Income Fund
1997      $ 9.85      6.38 %      0.74 %      5.91 %      0.11 %
  $ 185,398      174 %
1998      $ 10.14      8.92 %      0.72 %      5.55 %      0.05 %
  $ 212,886      111 %
1999      $ 9.52      (0.53 )%      0.72 %      5.65 %      0.03 %
  $ 487,982      49 %
2000      $ 9.71      8.31 %      0.71 %      6.03 %      0.00 %(7)
  $ 515,654      73 %
2001      $ 10.18      10.84 %      0.71 %      5.78 %      0.01 %
    $ 567,244      106 %
Wachovia Intermediate Fixed Income Fund
1998(5)      $ 10.38      7.11 %      0.74 %(5)      5.39 %(5)      0.14 %(5)
     $ 87,831      57 %
1999      $ 9.57      (0.77 )%      0.74 %      5.46 %      0.04 %
    $ 138,508      89 %
2000      $ 9.71      7.52 %      0.74 %      5.78 %      0.01 %
   $ 128,978      58 %
2001      $ 10.12      10.05 %      0.74 %      5.49 %      0.03 %
     $ 134,921      96 %
Wachovia Short-Term Fixed Income Fund
1997      $ 9.77      5.33 %      0.63 %      5.63 %      0.20 %
  $ 91,063      215 %
1998      $ 9.92      7.19 %      0.63 %      5.47 %      0.10 %
  $ 98,433      135 %
1999      $ 9.63      2.70 %      0.63 %      5.26 %      0.14 %
   $ 38,323      25 %
2000      $ 9.73      7.09 %      0.63 %      5.70 %      0.17 %
 $ 38,746      92 %
2001      $ 10.11      9.55 %      0.63 %      5.44 %      0.20 %
   $ 38,499      58 %
Wachovia Georgia Municipal Bond Fund
1997      $ 11.11      5.63 %      0.92 %      4.24 %      1.06 %
  $ 12,308      25 %
1998      $ 11.38      6.62 %      0.91 %      3.96 %      0.34 %
  $ 17,030      14 %
1999      $ 10.61      (2.59 )%      0.68 %      4.46 %      0.37 %
    $ 108,755      48 %
2000      $ 10.84      7.13 %      0.60 %      4.75 %      0.32 %
  $ 106,877      66 %
2001      $ 11.17      7.55 %      0.60 %      4.28 %      0.31 %
  $ 125,757      66 %
Wachovia North Carolina Municipal Bond Fund
1997      $ 11.15      5.57 %      0.85 %      4.16 %      0.42 %
  $ 44,104      17 %
1998      $ 11.46      7.09 %      0.85 %      4.05 %      0.16 %
  $ 56,760      9 %
1999      $ 10.72      (2.09 )%      0.66 %      4.27 %      0.30 %
    $ 434,523      11 %
2000      $ 10.96      6.98 %      0.60 %      4.51 %      0.26 %
  $ 418,157      37 %
2001      $ 11.33      7.81 %      0.60 %      4.24 %      0.26 %
  $ 423,962      51 %
Wachovia South Carolina Municipal Bond Fund
1997      $ 11.12      6.23 %      0.58 %      5.01 %      0.48 %
  $ 43,881      12 %
1998      $ 11.36      7.15 %      0.58 %      4.77 %      0.36 %
   $ 54,770      6 %
1999      $ 10.57      (2.24 )%      0.58 %      4.85 %      0.35 %
    $ 288,800      9 %
2000      $ 10.84      7.71 %      0.58 %      4.93 %      0.29 %
  $ 281,052      26 %
2001      $ 11.16      7.76 %      0.58 %      4.55 %      0.29 %
     $ 283,902      35 %
Wachovia Virginia Municipal Bond Fund
1998(5)      $ 10.49      4.61 %      0.68 %(5)      4.62 %(5)
  0.33 %(5)      $ 99,154      15 %
1999      $ 9.84      (1.76 )%      0.65 %      4.64 %      0.29 %
   $ 129,811      29 %
2000      $ 10.08      7.51 %      0.60 %      4.84 %      0.30 %
   $ 125,302      25 %
2001      $ 10.41      7.88 %      0.60 %      4.37 %      0.28 %
  $ 121,999      54 %


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. (2) This contractual expense decrease is reflected in both the expense and net investment income ratios. (3) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001. (4) Per share information is based on average shares outstanding.

(5)   Computed on an annualized basis.
(6) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001.
(7)   Less than 0.01%.
(8) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.
(9)   Less than $0.01 per share.


(See Notes which are an integral part of the Financial Statements)

168

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The Wachovia Funds
The Wachovia Municipal Funds

Combined Notes to Financial Statements

November 30, 2001


1. Organization

The Wachovia Funds and The Wachovia Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Trusts consist of twenty-two portfolios. The financial statements of the following portfolios (individually referred to as the "Fund" or collectively as the "Funds") are presented herein:

The Wachovia Funds*

Portfolio

--------------------------------------------------------------------------------
      Investment Objective

--------------------------------------------------------------------------------

Wachovia Equity Fund

 ("Equity Fund") Seeks to produce growth of principal and income.

Wachovia Quantitative Equity Fund

 ("Quantitative Equity Fund") Seeks to provide growth of principal and income.

Wachovia Growth & Income Fund ("Growth & Income Fund")      Seeks to provide
total return through growth of capital and current income.
Wachovia Equity Index Fund
 ("Equity Index Fund") Seeks to provide a total return that approximates that of the stock market as measured by the S&P 500 Index. Wachovia Special Values Fund ("Special Values Fund") Seeks to produce growth of principal. Wachovia Emerging Markets Fund ("Emerging Markets Fund") Seeks to produce long-term capital appreciation. Wachovia Personal Equity Fund ("Personal Equity Fund") Seeks growth of principal and income, while minimizing the impact of taxes on shareholder returns.

Wachovia Balanced Fund

 ("Balanced Fund") Seeks to provide long-term growth of principal and current income. Wachovia Blue Chip Value Fund ("Blue Chip Value Fund") Seeks to produce growth of principal and income. Wachovia New Horizons Fund ("New Horizons Fund") Seeks to produce capital appreciation. Wachovia International Equity ("International Equity Fund") Seeks to produce capital appreciation. Wachovia Fixed Income Fund ("Fixed Income Fund") Seeks a high level of total return. Wachovia Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") Seeks current income consistent with preservation of capital.

Wachovia Short-Term Fixed Income Fund

 ("Short-Term Fixed Income Fund") Seeks to produce a high level of current income.

The Wachovia Municipal Funds

Portfolio

--------------------------------------------------------------------------------
      Investment Objective

--------------------------------------------------------------------------------

Wachovia Georgia Municipal Bond Fund

 ("Georgia Municipal Bond Fund")** Seeks to provide current income which is exempt from federal regular income tax and the income taxes imposed by the State of Georgia. Wachovia North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund")** Seeks to provide current income which is exempt from federal regular income tax and the income taxes imposed by the State of North Carolina. Wachovia South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund")** Seeks to provide current income which is exempt from federal regular income tax and South Carolina state income taxes.

Wachovia Virginia Municipal Bond Fund

 ("Virginia Municipal Bond Fund")** Seeks to provide a high level of current income that is exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia as is consistent with the preservation of capital.

169

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The Wachovia Funds
The Wachovia Municipal Funds

* In addition, The Wachovia Funds offer the following money market portfolios, each having distinctive investment objectives and policies: Wachovia Money Market Fund, Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund. The financial statements of the money market portfolios are presented separately. ** Non-diversified portfolio.

      The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information. Non-cash dividends included in dividend income if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the respective Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Funds will adopt the provisions of the AICPA Audit and Accounting Guide of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin

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--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds.

RECLASSIFICATION--Income and capital gain distributions are determined in accordance with income tax regulations which differ from generally accepted accounting principles. These differences are primarily attributable to differing book/tax treatments of net operating loss, passive foreign investment companies, and foreign currency transactions. Amounts as of November 30, 2001 have been reclassed to reflect the following:

     Increase (Decrease)
--------------------------------------------------------------------------------

Fund Name

--------------------------------------------------------------------------------
    Paid-in-Capital

--------------------------------------------------------------------------------
        Accumulated Net Realized Gain/(Loss)
--------------------------------------------------------------------------------
      Undistributed (Distributions in Excess of) Net Investment Income

--------------------------------------------------------------------------------

Equity Fund    $ (3,396 )      $--      $ 3,396
Growth & Income Fund      (4 )        39,023        (39,019 )
Equity Index Fund     --          (16,137 )      16,137
Special Values Fund      41,386          (15,535 )      (25,851 )
Emerging Markets Fund      (316,052 )        193,031        123,021
New Horizons Fund      (5,594 )       --        5,594
International Equity Fund      (3,660 )       --        3,660
Fixed Income Fund      134,940         --        (134,940 )
Intermediate Fixed Income Fund      (2 )        453        (451 )
Short-Term Fixed Income Fund     --          27,552        (27,552 )
North Carolina Municipal Bond Fund      895          (6,833 )      5,938
South Carolina Municipal Bond Fund      5,815          (5,815 )     --


FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains in the Funds have been provided for in accordance with understanding of the applicable country's tax rules and rates.

At November 30, 2001, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Fund

--------------------------------------------------------------------------------
   Total Tax
Loss

 Carryforward

--------------------------------------------------------------------------------
   Amount Expiring
In 2002

--------------------------------------------------------------------------------
   Amount Expiring In 2003
--------------------------------------------------------------------------------
   Amount Expiring In 2004
--------------------------------------------------------------------------------
   Amount Expiring In 2005
--------------------------------------------------------------------------------
   Amount Expiring In 2006
--------------------------------------------------------------------------------
    Amount Expiring In 2007
--------------------------------------------------------------------------------
   Amount Expiring In 2008
--------------------------------------------------------------------------------
   Amount Expiring in 2009
--------------------------------------------------------------------------------

Equity Fund   $ 46,147,083   $--   $--   $--   $--   $--    $--   $--
$ 46,147,083
Emerging Markets Fund     37,989,555    --    --    --    --     17,036,882
    --    --     20,952,673
Balanced Fund     25,048,766    --    --    --    --    --     --    --
25,048,766
Blue Chip Value Fund     123,968    --    --    --    --    --     --    --
    123,968
New Horizons Fund     303,383    --    --    --    --    --     --    --
 303,383
International Equity Fund     549,796    --    --    --    --    --     --
  --     549,796
Fixed Income Fund     3,559,819    --    --    --    --    --     --
 3,559,819    --
Short-Term Fixed Income Fund     2,637,618     1,833,583     250,580
  467,184     86,271    --     --    --    --


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

171

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--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

FUTURES CONTRACTS--The Funds listed below purchase stock index or bond futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Funds listed below are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss.

For the year ended November 30, 2001, the following Funds had realized losses on futures contracts as follows:

Fund

--------------------------------------------------------------------------------
    Realized Loss on Futures Contracts

--------------------------------------------------------------------------------

Equity Fund    $ (13,206,093 )
Quantitative Equity Fund      (6,950,911 )
Growth & Income Fund      (2,300,574 )
Equity Index Fund      (12,026,369 )
Special Values Fund      (3,101,258 )
Personal Equity Fund      (4,707,665 )
Balanced Fund      (4,604,911 )
Fixed Income Fund      (1,677,725 )
Intermediate Fixed Income Fund      (288,001 )


Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

172

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The Wachovia Funds
The Wachovia Municipal Funds

At November 30, 2001, the Funds had outstanding futures contracts as set forth below:

Equity Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      72 S&P Index Futures      Long      $279,961

Quantitative Equity
 Fund

Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      65 S&P 500 Index Futures      Long      $312,481

Growth & Income Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      41 S&P 500 Index Futures      Long      $824,934

Equity Index Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      34 S&P 500 Index Futures       Long      $416,628

Special Values Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      115 Russell 2000 Index Futures      Long      $52,454

Personal Equity Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

December 2001      36 S&P 500 Index Futures      Long      $254,249

Balanced Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation/(Depreciation)
--------------------------------------------------------------------------------

December 2001      67 S&P 500 Index Futures      Long      $757,065
March 2002      310 2-Year U.S. Treasury Notes Futures      Short    (263,444 )
March 2002      26 10-Year U.S. Treasury Notes Futures      Short    (28,994 )

--------------------------------------------------------------------------------

                     $464,627

Fixed Income Fund
Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation/
 (Depreciation)
--------------------------------------------------------------------------------

March 2002      140 10-Year U.S. Treasury Agency Futures      Long     $203,134
March 2002      23 U.S. Treasury Bond Futures      Long      16,751
March 2002      50 2-Year U.S. Treasury Notes Futures      Long      41,103
March 2002      225 10-Year U.S. Treasury Notes Futures      Short   (284,373 )
March 2002      366 5-Year U.S. Treasury Notes Futures      Short    (302,456 )

--------------------------------------------------------------------------------

                     $(325,841 )

Intermediate
 Fixed Income Fund

Expiration Date

--------------------------------------------------------------------------------
      Contract to
 Deliver/Receive

--------------------------------------------------------------------------------
      Position

--------------------------------------------------------------------------------
      Unrealized
 Appreciation

--------------------------------------------------------------------------------

March 2002      84 10-Year U.S. Treasury Notes Futures      Long      $105,146


173

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The Wachovia Funds
The Wachovia Municipal Funds

FOREIGN EXCHANGE CONTRACTS--Emerging Markets Fund and International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Emerging Markets Fund and International Equity Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2001, Emerging Markets Fund and International Equity Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION--The accounting records of Emerging Markets Fund and International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

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The Wachovia Funds
The Wachovia Municipal Funds

3. Shares of Beneficial Interest

The Declaration of Trust of both The Wachovia Funds and The Wachovia Municipal Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock were as follows:

     Equity Fund

--------------------------------------------------------------------------------
      Quantitative Equity Fund

--------------------------------------------------------------------------------

     Year Ended
 November 30, 2001      Year Ended

November 30, 2000      Year Ended
 November 30, 2001      Year Ended

 November 30, 2000
Class A Shares    Shares      Dollars      Shares      Dollars      Shares
     Dollars      Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    2,404,910      $ 34,384,535      1,993,546      $ 37,097,282
     1,073,066      $ 18,865,379      856,565      $
19,147,827

Shares issued to shareholders in payment of distributions declared    211,214
        3,465,728      211,269        3,736,597
263,850        5,223,606      7,976        178,533
Shares redeemed    (2,973,838 )      (42,313,648 )    (2,334,305 )
   (43,427,638 )    (2,196,602 )      (38,358,376 )
(1,139,295 )      (25,693,524 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions    (357,714 )
  $ (4,463,385 )    (129,490 )    $ (2,593,759 )    (859,686
)    $ (14,269,391 )    (274,754 )    $ (6,367,164 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Year Ended November 30, 2001      Year Ended November 30, 2000
   Year Ended November 30, 2001      Year Ended November 30,
2000

Class B Shares    Shares      Dollars      Shares      Dollars      Shares
      Dollars      Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    83,109      $ 1,229,776      177,246      $ 3,309,361    46,303
      $ 839,227      85,489      $ 1,888,692
Shares issued to shareholders in payment of distributions declared    18,936
      310,354      14,957        262,347
73,882        1,453,247     --       --
Shares redeemed    (105,640 )      (1,454,461 )    (53,423 )      (1,003,667 )
    (194,905 )      (3,333,502 )    (133,477 )
(2,955,538 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions    (3,595 )    $ 85,669
    138,780      $ 2,568,041      (74,720 )    $
(1,041,028 )    (47,988 )    $ (1,066,846 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Period Ended

 November 30, 2001(1)                    Period Ended
 November 30, 2001(1)

Class C Shares    Shares      Dollars                    Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    39,272      $ 634,679                    4,785      $ 93,658
Shares redeemed    (3,059 )      (41,943 )                (4,778 )   (88,153 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions    36,213      $ 592,736
                   7      $ 5,505

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Year Ended November 30, 2001      Year Ended November 30, 2000
Year Ended November 30, 2001      Year Ended November 30,
2000

Class Y Shares    Shares      Dollars      Shares      Dollars      Shares
      Dollars      Shares      Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold    3,537,322      $ 51,099,668      5,082,835      $ 95,612,523
   701,978      $ 12,141,249      897,925      $
19,938,530

Shares issued to shareholders in payment of distributions declared    356,421
       5,819,488      281,261        4,992,456
1,641,134        32,599,321      36,259        809,234
Shares redeemed    (4,115,637 )      (56,694,935 )    (2,099,812 )
 (39,173,577 )    (3,471,458 )      (61,767,054 )
(3,096,902 )      (68,912,393 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions    (221,894 )
$ 224,221      3,264,284      $ 61,431,402      (1,128,346
)    $ (17,026,484 )    (2,162,718 )    $ (48,164,629 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions    (546,990 )
$ (3,560,759 )    3,273,574      $ 61,405,684      (2,062,745 )
$ (32,331,398 )    (2,485,460 )    $ (55,598,639 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



175

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Growth & Income Fund

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   686,072     $ 10,712,959     382,971     $ 8,645,755
Shares issued to shareholders in
 payment of distributions declared   313,706       5,706,315     735,810
     15,815,988
Shares redeemed   (1,325,749 )     (20,372,057 )   (780,446 )     (17,283,177 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (325,971 )
$ (3,952,783 )   338,335     $ 7,178,566

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended
 November 30, 2001(1)

Class B Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   9,540     $ 165,913
Shares issued to shareholders in
 payment of distributions declared   1       14
Shares redeemed   (488 )     (7,379 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   9,053     $ 158,548

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended
 November 30, 2001(1)

Class C Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   278     $ 5,200
Shares issued to shareholders in
 payment of distributions declared   1       14
Shares redeemed   (35 )     (574 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   244     $ 4,640

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   753,710     $ 12,277,121     576,564     $ 12,454,022
Shares issued to shareholders in
 payment of distributions declared   301,514       5,493,581     707,654
      15,220,187
Shares redeemed   (1,026,116 )     (15,749,276 )   (1,400,361 )   (31,313,375)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   29,108     $ 2,021,426
     (116,143 )   $ (3,639,166 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund
 share transactions   (287,566 )   $ (1,768,169 )   222,192     $ 3,539,400

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



176

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Equity Index Fund

--------------------------------------------------------------------------------
     Special Values Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,156,476     $ 25,581,572     1,473,295     $ 38,874,951
   1,297,425     $ 24,912,287     840,946     $ 13,531,377
Shares issued to shareholders in payment of distributions declared   53,871
       1,222,716     198,766       5,257,774
79,778       1,342,683     208,714       3,225,879
Shares redeemed   (2,660,428 )     (58,360,000 )   (2,062,200 )
  (54,555,066 )   (1,388,006 )     (26,205,847 )   (1,346,467 )
(21,680,589 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (1,450,081 )
  $ (31,555,712 )   (390,139 )   $ (10,422,341 )   (10,803 )   $
49,123     (296,807 )   $ (4,923,333 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)

Year Ended November 30, 2001     Year Ended November 30, 2000
Class B Shares   Shares     Dollars
Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   64,105     $ 1,384,795                 34,364     $ 654,980
    6,535     $ 105,403
Shares issued to shareholders in payment of distributions declared   69
    1,524                 386       6,491     1,093
16,863

Shares redeemed   (2,147 )     (46,798 )               (3,432 )     (62,899 )
  (3,501 )     (57,414 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   62,027     $ 1,339,521
                 31,318     $ 598,572     4,127     $
64,852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)                 Period Ended
 November 30, 2001(1)

Class C Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   137,554     $ 2,971,186                 19,238     $ 362,421
Shares issued to shareholders in payment of distributions declared   146
   3,156                --      --
Shares redeemed   (12,170 )     (290,870 )               (1,048 )     (20,531 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   125,530     $ 2,683,472
                 18,190     $ 341,890

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   3,491,191     $ 78,037,569     3,768,638     $ 100,687,672
   3,950,171     $ 74,750,277     1,855,633     $
29,977,352

Shares issued to shareholders in payment of distributions declared   137,406
       3,113,907     408,616       10,820,458
102,925       1,732,234     254,663       3,926,907
Shares redeemed   (4,994,565 )     (113,716,663 )   (4,491,341 )
 (119,043,621 )   (2,021,923 )     (37,894,372 )   (1,209,477
)     (19,478,258 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (1,365,968 )
  $ (32,565,187 )   (314,087 )   $ (7,535,491 )   2,031,173
$ 38,588,139     900,819     $ 14,426,001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (2,628,492 )
$ (60,097,906 )   (704,226 )   $ (17,957,832 )   2,069,878     $
39,577,724     608,139     $ 9,567,520

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



177

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Emerging Markets Fund

--------------------------------------------------------------------------------
     Personal Equity Fund

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   8,348,016     $ 79,238,190     4,505,140     $ 54,523,248
    278,678     $ 2,360,482     96,190     $ 1,095,160
Shares issued to shareholders in payment of distributions declared   5,460
      48,365     10,869       146,947     67       653
230       2,507
Shares redeemed   (8,453,344 )     (81,274,476 )   (4,283,942 )
 (51,641,695 )   (275,406 )     (2,184,209 )   (15,568 )
(174,449 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (99,868 )
 $ (1,987,921 )   232,067     $ 3,028,500     3,339     $
176,926     80,852     $ 923,218

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended

 November 30, 2001(1)                 Period Ended November 30, 2001(1)
Class B Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   850     $ 9,047                 4,505     $ 40,250
Shares issued to shareholders in payment of distributions declared  --
    --                -- *     2
Shares redeemed   (747 )     (7,568 )               (9 )     (75 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   103     $ 1,479
              4,496     $ 40,177

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended

 November 30, 2001(1)                 Period Ended
 November 30, 2001(1)

Class C Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,837     $ 17,752                 24     $ 250
Shares issued to shareholders in payment of distributions declared   4
      35                -- *     2
Shares redeemed   (312 )     (2,755 )               (9 )     (76 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   1,529     $ 15,032
               15     $ 176

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
 Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   3,500,483     $ 33,522,007     3,281,523     $ 41,947,557
     2,587,857     $ 21,686,802     1,551,676     $
17,236,442

Shares issued to shareholders in payment of distributions declared   32,995
       309,878     49,858       673,583     330,688
3,216,958     734,660       7,993,148
Shares redeemed   (4,494,228 )     (42,658,875 )   (2,416,380 )
(30,558,925 )   (4,268,878 )     (35,677,745 )   (4,341,972 )
(48,203,710 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (960,750 )
  $ (8,826,990 )   915,001     $ 12,062,215     (1,350,333 )   $
(10,773,985 )   (2,055,636 )   $ (22,974,120 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (1,058,986 )
   $ (10,798,400 )   1,147,068     $ 15,090,715     (1,342,483 )   $
(10,556,706 )   (1,974,784 )   $ (22,050,902 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



178

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Balanced Fund

--------------------------------------------------------------------------------
     Blue Chip Value Fund

--------------------------------------------------------------------------------
     New Horizons Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
  Period Ended November 30, 2001(2)     Period Ended November 30,
2001(3)

Class A Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   4,050,028     $ 48,489,865     2,737,424     $ 39,117,314
 46,320     $ 431,817     27,277     $ 219,442
Shares issued to shareholders in payment of distributions declared   1,352,185
      17,072,787     432,129       6,093,051
5       48    --      --
Shares redeemed   (6,643,603 )     (79,049,859 )   (3,667,269 )
(52,371,569 )   (2,076 )     (18,097 )   (3,967 )     (25,748 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (1,241,390 )
 $ (13,487,207 )   (497,716 )   $ (7,161,204 )   44,249     $
413,768     23,310     $ 193,694

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
  Period Ended November 30, 2001(2)     Period Ended November 30,
2001(2)

Class B Shares       Shares           Dollars         Shares
   Dollars     Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   362,717     $ 4,407,636     310,189     $ 4,452,352     17,459
     $ 166,510     16,179     $ 120,570
Shares issued to shareholders in payment of distributions declared   144,625
      1,829,522     33,190       466,056    --
--     --       --
Shares redeemed   (311,947 )     (3,621,332 )   (182,282 )     (2,601,206 )
  (552 )     (4,664 )   (1,625 )     (9,644 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   195,395     $ 2,615,826
     161,097     $ 2,317,202     16,907     $
161,846     14,554     $ 110,926

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)
 Period Ended November 30, 2001(2)     Period Ended November 30, 2001(2)
Class C Shares         Shares             Dollars
    Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   43,219     $ 524,105                 7,680     $ 77,845
 22,854     $ 179,019
Shares issued to shareholders in payment of distributions declared   336
   4,005                --      --    --      --
Shares redeemed   (6,300 )     (72,655 )               (5,934 )     (54,646 )
 (6,469 )     (44,145 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   37,255     $ 455,455
               1,746     $ 23,199     16,385     $
134,874

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
 Period Ended November 30, 2001(2)     Period Ended November 30,
2001(2)

Class Y Shares   Shares     Dollars     Shares         Dollars     Shares
    Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,014,492     $ 23,604,262     4,928,569     $ 71,643,007
 159,469     $ 1,543,188     164,374     $ 1,469,883
Shares issued to shareholders in payment of distributions declared   2,070,268
       26,345,826     454,649       6,359,202
215       2,001    --      --
Shares redeemed   (6,272,997 )     (74,794,471 )   (7,870,800 )
   (114,286,510 )   (540 )     (4,695 )   (7,548 )     (47,481 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (2,188,237 )
  $ (24,844,383 )   (2,487,582 )   $ (36,284,301 )   159,144
$ 1,540,494     156,826     $ 1,422,402

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (3,196,977 )
$ (35,260,309 )   (2,824,201 )   $ (41,128,303 )   222,046     $
2,139,307     211,075     $ 1,861,896

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    International Equity Fund

--------------------------------------------------------------------------------

    Period Ended November 30, 2001(4)
Class A Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,137,315     $ 10,163,770
Shares redeemed   (508,979 )     (4,334,312 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   628,336     $ 5,829,458

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



179

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    International Equity Fund (continued)
--------------------------------------------------------------------------------


    Period Ended November 30, 2001(4)
Class B Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   150     $ 1,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   150     $ 1,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(4)
Class C Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   11,013     $ 109,150
Shares redeemed   (484 )     (4,177 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   10,529     $ 104,973

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(4)
Class Y Shares   Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   622,036     $ 5,900,889
Shares redeemed   (73,423 )     (602,557 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   548,613     $ 5,298,332

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   1,187,628     $ 11,234,133

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Fixed Income Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   6,311,942     $ 63,281,074     2,613,593     $ 24,782,090
Shares issued to shareholders in payment of distributions declared   302,238
      3,020,154     399,400       3,775,581
Shares redeemed   (7,957,138 )     (79,677,185 )   (3,718,381 )  (35,269,541 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (1,342,958 )
 $ (13,375,957 )   (705,388 )   $ (6,711,870 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



180

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Fixed Income Fund (continued)
--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class B Shares         Shares             Dollars           Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   74,406     $ 747,742     13,963     $ 130,389
Shares issued to shareholders in payment of distributions declared   2,408
     24,126     2,797
26,441

Shares redeemed   (23,096 )     (230,059 )   (23,443 )     (221,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   53,718     $ 541,809
  (6,683 )   $ (65,034 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)
Class C Shares           Shares               Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   8,458     $ 84,408
Shares issued to shareholders in payment of distributions declared   234
   2,356
Shares redeemed   (1,033 )     (10,648 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   7,659     $ 76,116

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   11,516,174     $ 115,093,642     10,609,642     $ 100,491,394
Shares issued to shareholders in payment of distributions declared   724,007
     7,248,037     677,660
6,403,844

Shares redeemed   (9,609,051 )     (96,149,348 )   (9,459,678 )  (89,578,304 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   2,631,130
  $ 26,192,331     1,827,624     $
17,316,934

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   1,349,549     $ 13,434,299
     1,115,553     $
10,540,030

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Intermediate Fixed Income Fund

--------------------------------------------------------------------------------
     Short-Term Fixed Income Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
     Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   3,535,016     $ 35,264,992     2,476,518     $ 23,544,278
  325,648     $ 3,261,826     126,171     $ 1,205,732
Shares issued to shareholders in payment of distributions declared   12,905
      128,610     14,452       136,793     41,408
412,481     52,267       498,406
Shares redeemed   (3,563,103 )     (35,531,524 )   (2,474,769 )
   (23,519,804 )   (460,669 )     (4,605,632 )   (338,270 )
(3,224,828 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (15,182 )   $ (137,922)
   16,201     $ 161,267     (93,613 )   $ (931,325
)   (159,832 )   $ (1,520,690 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



181

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Intermediate Fixed Income Fund (continued)
--------------------------------------------------------------------------------
     Short-Term Fixed Income Fund (continued)
--------------------------------------------------------------------------------

    Period Ended November 30, 2001(1)        Period Ended November 30, 2001(1)
Class B Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   25     $ 250                 21,783     $ 218,152
Shares issued to shareholders in payment of distributions declared   1       8
                 269       2,699
Shares redeemed   (10 )     (104 )               (4,912 )     (48,871 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class B Shares transactions   16     $ 154
            17,140     $ 171,980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Period Ended November 30, 2001(1)         Period Ended November 30, 2001(1)
Class C Shares   Shares     Dollars                 Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,011     $ 19,951                 609     $ 6,192
Shares issued to shareholders in payment of distributions declared   58
    580                 3       33
Shares redeemed   (10 )     (104 )               (10 )     (104 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class C Shares transactions   2,059     $ 20,427
                 602     $ 6,121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
   Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,308,634     $ 23,046,412     1,534,529     $ 14,509,055
612,332     $ 6,082,815     972,512     $ 9,332,664
Shares issued to shareholders in payment of distributions declared   53,305
     531,694     30,859       291,855     123,901
1,234,158     148,156       1,412,455
Shares redeemed   (2,315,301 )     (23,159,252 )   (2,758,101 )
 (26,130,753 )   (911,704 )     (9,086,599 )   (1,116,513 )
(10,662,749 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   46,638     $ 418,854
     (1,192,713 )   $ (11,329,843 )   (175,471 )   $
(1,769,626 )   4,155     $ 82,370

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   33,531     $ 301,513
  (1,176,512 )   $ (11,168,576 )   (251,342 )   $
(2,522,850 )   (155,677 )   $ (1,438,320 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Georgia Municipal Bond Fund

--------------------------------------------------------------------------------
     North Carolina Municipal Bond Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars     Shares
    Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   45,488     $ 507,639     50,385     $ 535,517     82,968
    $ 930,319     59,986     $ 642,681
Shares issued to shareholders in payment of distributions declared   13,683
      152,824     15,306       162,546     18,097
204,575     23,165       248,122
Shares redeemed   (68,816 )     (771,184 )   (142,941 )     (1,504,370 )
  (202,811 )     (2,289,661 )   (203,819 )     (2,180,532 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   (9,645 )   $ (110,721 )
   (77,250 )   $ (806,307 )   (101,746 )   $
(1,154,767 )   (120,668 )   $ (1,289,729 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



182

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Georgia Municipal Bond Fund (continued)
--------------------------------------------------------------------------------
     North Carolina Municipal Bond Fund (continued)
--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended November 30, 2000
  Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars     Shares
    Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   2,702,274     $ 30,320,130     1,431,291     $ 15,152,702
  3,037,731     $ 34,268,787     4,268,912     $
45,741,351

Shares issued to shareholders in payment of distributions declared   11,964
     133,804     9,621       102,315     16,890
191,048     41,982       446,347
Shares redeemed   (1,321,765 )     (14,811,726 )   (1,830,353 )
 (19,282,110 )   (3,791,575 )     (42,817,037 )   (6,670,510 )
(71,420,019 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Y Shares transactions   1,392,473     $ 15,642,208
     (389,441 )   $ (4,027,093 )   (736,954 )   $
(8,357,202 )   (2,359,616 )   $ (25,232,321 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   1,382,828     $ 15,531,487
     (466,691 )   $ (4,833,400 )   (838,700 )   $
(9,511,969 )   (2,480,284 )   $ (26,522,050 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    South Carolina Municipal Bond Fund

--------------------------------------------------------------------------------

    Year Ended

 November 30, 2001     Year Ended November 30, 2000
Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   445,888     $ 4,958,851     188,496     $ 1,988,169
Shares issued to shareholders in payment of distributions declared   134,990
      1,505,236     154,248
1,634,158

Shares redeemed   (516,003 )     (5,754,372 )   (1,138,112 )     (12,016,731 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   64,875     $ 709,715
     (795,368 )   $ (8,394,404 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended November 30, 2000
Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   1,517,093     $ 16,906,129     2,260,864     $ 23,907,456
Shares issued to shareholders in payment of distributions declared   11,972
      133,502     20,731
218,838

Shares redeemed   (2,027,810 )     (22,573,002 )   (3,681,581 )
    (38,929,328 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (498,745 )
  $ (5,533,371 )   (1,399,986 )   $ (14,803,034
)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (433,870 )   $ (4,823,656 )
   (2,195,354 )   $ (23,197,438
)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



183

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

    Virginia Municipal Bond Fund

--------------------------------------------------------------------------------

    Year Ended November 30, 2001     Year Ended
 November 30, 2000

Class A Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   61,143     $ 636,348     794     $ 7,829
Shares issued to shareholders in payment of distributions declared   21,086
      219,225     24,695       243,402
Shares redeemed   (38,544 )     (401,647 )   (161,584 )     (1,593,127 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class A Shares transactions   43,685     $ 453,926
   (136,095 )   $ (1,341,896 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Year Ended November 30, 2001     Year Ended
 November 30, 2000

Class Y Shares   Shares     Dollars     Shares     Dollars

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares sold   927,482     $ 9,644,693     1,202,325     $ 11,820,004
Shares issued to shareholders in payment of distributions declared   16,045
    166,801     16,769       165,166
Shares redeemed   (1,656,487 )     (17,305,326 )   (1,975,369 )
    (19,427,091 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Class Y Shares transactions   (712,960 )
  $ (7,493,832 )   (756,275 )   $ (7,441,921 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from fund share transactions   (669,275 )   $ (7,039,906 )
   (892,370 )   $ (8,783,,817 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(1) Reflects operations for the period from December 12, 2000 (date of initial public investment) to November 30, 2001. (2) Reflects operations for the period from December 26, 2000 (date of initial public investment) to November 30, 2001.
(3) Reflects operations for the period from December 22, 2000 (date of initial public investment) to November 30, 2001. (4) Reflects operations for the period from March 2, 2001 (date of initial public investment) to November 30, 2001. * Rounds to less than 1 Share.

4. Investment Adviser Fee and Other Transactions with Affiliates

INVESTMENT ADVISER FEE--Wachovia Fund Advisers (formerly Wachovia Asset Management), a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below:

Fund

--------------------------------------------------------------------------------
    Annual
 Rate

--------------------------------------------------------------------------------

Equity Fund 0.70% Quantitative Equity Fund 0.70% Growth & Income Fund 0.70% Equity Index Fund 0.30% Special Values Fund 0.80% Emerging Markets Fund 1.00% Personal Equity Fund 0.70% Balanced Fund 0.70% Blue Chip Value Fund 0.70% New Horizons Fund 0.70% International Equity Fund 1.00% Fixed Income Fund 0.60% Intermediate Fixed Income Fund 0.60% Short-Term Fixed Income Fund 0.55% Georgia Municipal Bond Fund 0.75% North Carolina Municipal Bond Fund 0.75% South Carolina Municipal Bond Fund 0.75% Virginia Municipal Bond Fund 0.74%

As a result of contractual obligations, the Adviser may be required to waive any portion of its fee.

184

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

SUB ADVISER FEE--The Adviser has entered into a sub-adviser agreement with Twin Capital Management, Inc. (the "Sub-Adviser"). The Sub-Adviser furnishes certain adviser services to the Adviser for the Quantitative Equity Fund, including investment research, quantitative analysis, statistical and other factual information, and recommendations based on the Sub-Adviser's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale. The Sub-Adviser is entitled to receive an annual fee of $55,000 payable by the Adviser. The Sub-Adviser may elect to waive some or all of its fee.

Wachovia International Equity Fund is sub-advised by Simms Capital Management, Inc., ("Simms") Greenwich, Connecticut. Simms is a registered investment adviser and offers investment advisory services to open-end investment funds and other managed pooled investment vehicles. Simms supervises and assists in the overall management of the Fund's affairs, subject to oversight by Wachovia Fund Advisers, the Fund's Adviser, and the Fund's Board of Trustees. Simms is paid by the investment adviser and not by the Fund.

ADMINISTRATIVE FEE, AND TRANSFER AND DIVIDEND DISBURSING AGENT AND PORTFOLIO ACCOUNTING FEES--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and portfolio accounting services. FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trusts (excluding Wachovia Prime Cash Management Fund) for the period.

DISTRIBUTION SERVICES FEE--The Wachovia Funds (excluding Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund and Virginia Municipal Bond Fund) have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their respective net assets to finance certain activities intended to result in the sale of Class B Shares and Class C Shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets of each Fund's Class B Shares and Class C Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. FSC can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Administrative Services, ("FAS"), the Fund will pay FAS up to 0.25% of average daily net assets of each Fund's Class A Shares, Class B Shares and Class C Shares for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.

185

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

5. Investment Transactions

Purchases  and  sales  of  investments,   excluding  short-term  securities  and
long-term U.S. government securities (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Fund

--------------------------------------------------------------------------------
    Purchases

--------------------------------------------------------------------------------
    Sales

--------------------------------------------------------------------------------

Equity Fund    $ 106,396,178    $ 104,863,902
Quantitative Equity Fund      124,737,631      212,102,314
Growth & Income Fund      103,500,405      136,336,852
Equity Index Fund      17,599,618      67,317,773
Special Values Fund      89,043,216      91,938,620
Emerging Markets Fund      107,397,827      98,223,792
Personal Equity Fund      153,293,862      166,088,093
Balanced Fund      454,118,573      505,346,862
Blue Chip Value Fund      3,063,851      979,025
New Horizons Fund      2,799,639      950,156
International Equity Fund      13,999,888      2,984,059
Fixed Income Fund      209,130,388      198,241,187
Intermediate Fixed Income Fund      64,218,723      67,827,807
Short-Term Fixed Income Fund      19,598,130      15,775,359
Georgia Municipal Bond Fund      88,593,659      75,453,677
North Carolina Municipal Bond Fund      215,470,175      223,415,164
South Carolina Municipal Bond Fund      116,172,267      117,447,701
Virginia Municipal Bond Fund      69,844,655      77,636,427


Purchases and sales of long-term U.S. government securities for the year ended
 November 30, 2001, were as follows:

Fund

--------------------------------------------------------------------------------
    Purchases

--------------------------------------------------------------------------------
    Sales

--------------------------------------------------------------------------------

Personal Equity Fund    $--    $ 7,817,592
Balanced      14,627,239      32,656,446
Fixed Income Fund      477,765,004      452,263,061
Intermediate Fixed Income Fund      61,670,527      62,053,592
Short-Term Fixed Income Fund      6,050,313      14,084,326


6. Concentration of Credit Risk

Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified. Emerging Markets Fund and International Equity Fund invest in securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

186

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

At November 30, 2001, the diversification of the industries for the Funds were as follows:

Emerging Markets Fund

Industry

--------------------------------------------------------------------------------
    % of Net
 Assets

--------------------------------------------------------------------------------

Financial Services    15.7%
Communication Services    19.5%
Consumer Staples    7.7%
Multi-Industry    5.7%
Basic Materials    9.4%
Technology    13.0%
Closed End Funds    1.7%
Energy    6.3%
Utilities    5.7%
Consumer Cyclicals    7.5%
Capital Goods    10.3%
Transportation    2.4%


International Equity Fund

Industry

--------------------------------------------------------------------------------
    % of Net Assets

--------------------------------------------------------------------------------

Communication Services    13.1%
Consumer Cyclicals    8.5%
Financial Services    12.7%
Health Care    27.9%
Technology    18.7%
Telecommunications    6.3%
Transportation    4.7%
Utilities    3.0%


Since the Wachovia Municipal Funds invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at November 30, 2001 the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

Fund

--------------------------------------------------------------------------------
      % of Portfolio Guaranteed/Insured

--------------------------------------------------------------------------------
      % of Portfolio Backed by Largest
 Guarantor/Insurer

--------------------------------------------------------------------------------

Georgia Municipal Bond Fund      24.98%      9.09%
North Carolina Municipal Bond Fund      13.39%      5.38%
South Carolina Municipal Bond Fund      60.44%      23.60%
Virginia Municipal Bond Fund      13.22%      6.53%


7. Federal Income Tax Information (Unaudited)

The Funds hereby designate the following distributions as capital gain dividends for the year ended November 30, 2001.

Equity Fund    $ 9,853,416
Quantitative Equity Fund      41,436,787
Growth & Income Fund      20,018,828
Equity Index Fund      16,138
Special Values Fund      1,472,848
Personal Equity Fund      3,355,905
Balanced Fund      30,574,083


187

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

The Wachovia Funds
The Wachovia Municipal Funds

8. Subsequent Event

Wachovia Corporation, the ultimate corporate parent of the investment adviser for the Wachovia Fund Family (Wachovia Funds), completed a merger with First Union Corporation on September 1, 2001. As a result, the new organization (Wachovia) has taken steps to consolidate the mutual fund investment advisory activities of both bank holding companies. Toward that end, on December 6, 2001, the Board of Trustees of the Wachovia Funds determined that it was in the best interest of the Wachovia Funds' shareholders to reorganize each of the Funds (except Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund and Wachovia U.S. Treasury Money Market Fund) into portfolios of the Evergreen Funds as follows:

WACHOVIA FUND

--------------------------------------------------------------------------------
   EVERGREEN FUND

--------------------------------------------------------------------------------

Wachovia Balanced Fund   Evergreen Balanced Fund
Wachovia Blue Chip Value Fund   Evergreen Value Fund
Wachovia Equity Fund   Evergreen Core Equity Fund
Wachovia Equity Index Fund   Evergreen Equity Index Fund

Wachovia Emerging Markets Fund Evergreen Emerging Markets Growth Fund Wachovia Fixed Income Fund Evergreen Core Bond Fund Wachovia Growth & Income Fund Evergreen Core Equity Fund Wachovia International Equity Fund Evergreen International Growth Fund Wachovia Intermediate Fixed Income Fund Evergreen Fixed Income Fund Wachovia New Horizons Fund Evergreen Omega Fund Wachovia Personal Equity Fund Evergreen Core Equity Fund Wachovia Prime Cash Management Fund Evergreen Prime Cash Management Fund (a new portfolio of Evergreen Funds) Wachovia Quantitative Equity Fund Evergreen Stock Selector Fund Wachovia Short-Term Fixed Income Fund Evergreen Fixed Income Fund Wachovia Special Values Fund Evergreen Special Values Fund (a new portfolio of Evergreen Funds) Wachovia Georgia Municipal Bond Fund Evergreen Georgia Municipal Bond Fund Wachovia North Carolina Municipal Bond Fund Evergreen North Carolina Municipal Bond Fund Wachovia South Carolina Municipal Bond Fund Evergreen South Carolina Municipal Bond Fund Wachovia Virginia Municipal Bond Fund Evergreen Virginia Municipal Bond Fund Wachovia Balanced Fund II Evergreen VA Foundation Fund Wachovia Equity Fund II Evergreen VA Fund Wachovia Special Values Fund II Evergreen VA Small Cap Value Fund

In addition to the proposed reorganizations, the Board also approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia. EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. As of that date, Simms Capital Management, Inc. and Twin Capital Management, Inc. no longer serve as sub-advisers of the Wachovia International Equity Fund and Wachovia Quantitative Equity Fund, respectively. Tattersall Advisory Group, Inc. (TAG), which is also a subsidiary of Wachovia, serves as the investment sub-adviser to Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund and the fixed income portion of Wachovia Balanced Fund. The advisory fees remain unchanged.

The proposed reorganizations and the long-term advisory agreements are subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the proposals.

188

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS and THE WACHOVIA MUNICIPAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Equity Fund, Wachovia Quantitative Equity Fund, Wachovia Growth and Income Fund, Wachovia Equity Index Fund, Wachovia Special Values Fund, Wachovia Emerging Markets Fund, Wachovia Personal Equity Fund, Wachovia Balanced Fund, Wachovia Blue Chip Value, Wachovia New Horizons Fund, Wachovia International Equity Fund, Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund (14 of the portfolios constituting The Wachovia Funds), Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (the four portfolios constituting The Wachovia Municipal Funds) as of November 30, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Equity Fund, Wachovia Quantitative Equity Fund, Wachovia Growth and Income Fund, Wachovia Equity Index Fund, Wachovia Special Values Fund, Wachovia Emerging Markets Fund, Wachovia Personal Equity Fund, Wachovia Balanced Fund, Wachovia Blue Chip Value Fund, Wachovia New Horizons Fund, Wachovia International Equity Fund, Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund (14 portfolios of The Wachovia Funds), Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (4 portfolios of The Wachovia Municipal Funds) as of November 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Boston, Massachusetts
January 14, 2002

189

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Trustees   Officers

James A. Hanley   John W. McGonigle

Samuel E. Hudgins   President and Treasurer
D. Dean Kaylor   R. Edward Bowling

Alvin J. Schexnider   Vice President
Charles S. Way, Jr.   James E. Ostrowski
    Vice President and Assistant Treasurer
    Gail C. Jones

    Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

190

--------------------------------------------------------------------------------
  Cusips

  929901734 929901635
  929901742 929901379 929901353 929902708
  929901395  929901858 929901817  929902807
   929901759  929901601 929901650 929901510
  929901809  929901445 929901429 929901494
  929901882  929901320 929901296  929901486
  929901387  929901502 929901643 929901478
  929901700 929901627 929901866  929901551
  929901676 929901437 929901411 929901544
  929901460  929901312 929901288  929901536
  929901346 929901619 929901874 929901528
  929901668  929901692 929902401 929901270
Federated Securities Corp., Distributor 929901767  929901718 929902302 929901262
Investment Company Act File No. 811-6504 929901452 929901361 929902500 929901254
Investment Company Act File No. 811-6201 929901338  929901726 929902609
929901247
  929901775  929901783 929902104
831-27 (1/02) 929901841  929901791 929902203 G01512-17 (1/02)

Wachovia Money Market Fund

Wachovia Tax-Free Money Market Fund

Wachovia U.S. Treasury Money Market Fund

Investment Shares

Annual Report
November 30, 2001

[Logo of Wachovia]


President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of The Wachovia Money Market Funds--Investment Shares, for the 12-month fiscal year period from December 1, 2000 through November 30, 2001. This report includes a list of each fund's holdings and complete financial information.

Each Wachovia Money Market Fund continued to provide investors with daily income on their accessible cash, while maintaining a stable $1.00 share value.* The fund-by-fund highlights are as follows:

WACHOVIA MONEY MARKET FUND
The fund's portfolio of high quality money market securities provided shareholders with dividends totaling $0.04 per share for a total return of 4.04%**, while maintaining a stable share value of $1.00. Net assets in the fund totaled $1.4 billion at the end of the reporting period.

WACHOVIA TAX-FREE MONEY MARKET FUND
The fund's portfolio of tax-free money market securities were diversified among municipalities across the U.S.*** The fund provided shareholders with federally tax-free dividends totaling $0.02 per share for a total return of 2.39%**, while maintaining a stable share value of $1.00. Net assets in the fund totaled $513.9 million at the end of the reporting period.

WACHOVIA U. S. TREASURY MONEY MARKET FUND
The fund's portfolio of U.S. Treasury money market securities paid dividends totaling $0.04 per share for a total return of 3.79%**, while maintaining a stable share value of $1.00. Net assets in the fund totaled $647.6 million at the end of the reporting period.

Thank you for choosing a Wachovia Money Market Fund to keep your cash working for you--every day. As we begin 2002, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

* An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

** Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the funds' current earnings. *** Income may be subject to the federal alternative minimum tax and state and local taxes.

1

Wachovia Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
 Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Certificates Of Deposit--25.9%
    Banking & Finance--25.9%
$ 25,000,000   Abbey National Bank PLC, London, 1.920%, 6/4/2002    $ 25,001,272
  25,000,000   Bank of America, Canada, 2.310%, 1/15/2002      25,000,311
  25,000,000   Bayerische Landesbank-NY, Yankee CD, 2.000%, 1/16/2002
  25,000,318
  25,000,000   Commerzbank AG, Frankfurt, 2.250%, 1/24/2002      25,000,373
  35,000,000   Deutsche Bank AG, 3.370%-3.960%, 12/5/2001-7/11/2002
 35,000,620
  25,000,000   Dexia Bank, 2.295%, 12/4/2001      25,000,021
  25,000,000   Dexia Bank, New York, 2.305%, 1/22/2002      25,000,359
  10,000,000   Marshall & Ilsley Corp., 3.740%, 3/20/2002      10,000,294
  50,000,000   Rabobank Nederland, Utrecht, 2.250%-3.430%,
 1/9/2002-4/3/2002      49,808,080
  45,000,000   SouthTrust Bank, 2.000%-3.625%, 1/23/2002-6/5/2002
45,001,423
  25,000,000   Toronto Dominion Holdings (USA), Inc., 2.030%, 12/20/2001
     25,000,000
  5,000,000   Toronto Dominion Holdings (USA), Inc., 6.230%, 12/6/2001
  5,000,000
  15,000,000   UBS AG, 3.470%, 2/13/2002      15,000,303
  15,000,000   Westdeutsche Landesbank Girozentrale, 2.300%, 1/22/2002
  15,000,215
  25,000,000   Wilmington Trust Corp., 3.740%, 4/3/2002      25,000,831

--------------------------------------------------------------------------------

    Total Certificates Of Deposit           374,814,420

--------------------------------------------------------------------------------

(1) Commercial Paper--56.7%
    Banking--1.7%

  25,000,000   Credit Suisse First Boston, 3.440%, 1/8/2002      24,910,278

--------------------------------------------------------------------------------

    Capital Goods--1.2%
  17,500,000   General Electric Co., 2.100%-2.180%, 4/18/2002-5/29/2002
   17,338,121

--------------------------------------------------------------------------------

    Consumer Cyclicals--3.4%
  50,000,000   Gannett Co., Inc., 2.050%, 12/10/2001-12/13/2001      49,970,104

--------------------------------------------------------------------------------

    Finance--43.1%

  15,000,000   American Express Credit Corp., 1.950%, 1/15/2002      14,963,438
  50,000,000   American Express Credit Corp., 2.120%-2.340%,
 12/11/2001-1/31/2002      49,886,153
  40,000,000   American General Corp., 2.370%-2.690%, 1/2/2002-3/20/2002
     39,825,162
  66,625,000   Barton Capital Corp., 1.966%-2.083%, 12/17/2001-1/9/2002
    66,505,645
  40,000,000   CIT Group, Inc., 2.460%-2.700%, 12/27/2001-3/20/2002
  39,864,950
  20,000,000   Delaware Funding Corp., 2.100%, 12/6/2001      19,994,167
  20,000,000   Deutsche Bank Financial, Inc. (Guaranteed by Deutsche Bank AG),
 3.550%, 12/19/2001      19,964,500


2

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund

Principal

 Amount or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Commercial Paper--continued

$ 30,000,000   Diageo Capital PLC (Guaranteed by Diageo PLC),
 2.520%, 1/17/2002    $ 29,901,300
  45,000,000   Goldman Sachs & Co., 2.280%-3.060%, 1/16/2002-1/30/2002
 44,826,800
  25,000,000   Household Finance Corp., 1.960%, 1/17/2002      24,936,028
  25,000,000   Household International, Inc., 3.380%, 12/4/2001      24,992,958
  25,000,000   J.P. Morgan Chase & Co., 2.000%, 1/29/2002      24,918,055
  40,000,000   Prudential Funding Corp., 2.390%-3.350%, 12/5/2001-12/20/2001
     39,959,328
  25,000,000   Societe Generale North America, Inc. (Guaranteed by Societe
Generale, Paris), 3.350%, 2/21/2002      24,809,236
  35,000,000   Transamerica Finance Corp., 2.210%-2.520%,
 1/8/2002-4/24/2002      34,845,100
  25,000,000   Tyco International Group, 2.050%, 12/18/2001      24,975,799
  25,000,000   UBS Finance (Delaware), Inc., (UBS AG LOC), 2.230%, 12/3/2001
    24,996,903
  20,000,000   Verizon Network Funding, 2.470%, 4/2/2002      19,832,589
  55,000,000   Volkswagen of America, Inc., 2.780%-3.420%,
 12/12/2001-1/10/2002      54,864,764

--------------------------------------------------------------------------------

    Total           624,862,875

--------------------------------------------------------------------------------

    Finance--Commercial--2.8%

  40,000,000   General Electric Capital Corp., 3.380%-3.690%,
 12/6/2001-12/13/2001      39,968,050

--------------------------------------------------------------------------------

    Industrial Services--4.5%
  65,000,000   Rio Tinto America, Inc., 2.320%-2.490%, 12/18/2001-1/10/2002
      64,861,672

--------------------------------------------------------------------------------

    Total Commercial Paper      821,911,100

--------------------------------------------------------------------------------

(2) Notes--Variable--5.2%
    Finance--5.2%

  25,000,000   J.P. Morgan Chase & Co. (Series C), 2.310%, 7/08/2002
  25,023,227
  25,000,000   Merrill Lynch & Co., Inc., 2.051%, 6/11/2002      25,000,000
  25,000,000   National Rural Utilities Cooperative Finance Corp.
(Series MTNC), 2.260%, 10/2/2002      25,000,000

--------------------------------------------------------------------------------

    Total Notes--Variable      75,023,227

--------------------------------------------------------------------------------

Open-End Investment Companies--5.7%
  18,497,047   Aim Liquid Assets Portfolio      18,497,047
  18,318,466   Dreyfus Cash Management      18,318,466


3

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund

Shares or
 Principal

 Amount         Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Open-End Investment Companies--continued

  22,963,185   Federated Prime Obligations Fund    $ 22,963,185
  23,231,078   Financial Square Prime Holdings Fund      23,231,078

--------------------------------------------------------------------------------

    Total Open-End Investment Companies      83,009,776

--------------------------------------------------------------------------------

(3) Repurchase Agreements--6.2%
$ 32,500,000   Credit Suisse First Boston Inc., 2.150%, dated 11/30/2001,
due 12/3/2001      32,500,000
  12,500,000   Deutsche Bank Financial, Inc., 2.130%, dated 11/30/2001,
due 12/3/2001      12,500,000
  12,500,000   J.P Morgan Tri Party Repo, 2.110%, dated 11/30/2001, due
12/3/2001      12,500,000
  10,000,000   Merrill Lynch, Pierce, Fenner and Smith, 2.140%, date
 11/30/2001, due 12/3/2001      10,000,000
  22,500,000   Morgan Stanley Group, Inc., 2.125%, dated 11/30/2001,
due 12/3/2001      22,500,000

--------------------------------------------------------------------------------

    Total Repurchase Agreements      90,000,000

--------------------------------------------------------------------------------

    Total Investments, at amortized cost and value (4)    $ 1,444,758,523

--------------------------------------------------------------------------------



(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
(2)   Current rate and next reset date shown.
(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(4)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
 ($1,448,812,398) at November 30, 2001.


The following acronym is used throughout this portfolio:
LOC--Letter of Credit

(See Notes which are an integral part of the Financial Statements)

4

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value
     $ 1,444,758,523
Income receivable           2,423,652
Receivable for shares sold           5,188,415

--------------------------------------------------------------------------------

Total assets           1,452,370,590

--------------------------------------------------------------------------------

Liabilities:
Payable for shares redeemed    $ 965,895
Income distribution payable      1,782,226
Payable to bank      120,037
Payable to adviser      323,227
Other accrued expenses      366,807

--------------------------------------------------------------------------------

Total liabilities           3,558,192

--------------------------------------------------------------------------------

Net assets for 1,448,812,398 shares outstanding         $ 1,448,812,398

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$581,383,033 / 581,383,033 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$867,429,365 / 867,429,365 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

5

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $70,228,504
Expenses:
Investment adviser fee     $   7,347,318
Administrative personnel and services fee     1,066,542
Custodian fees     184,446
Transfer and dividend disbursing agent fees and expenses     7,067
Directors'/Trustees' fees     22,047
Auditing fees     14,787
Legal fees     6,075
Portfolio accounting fees     2,567
Distribution services fee--Investment Shares     3,523,979
Share registration costs     28,187
Printing and postage     87,710
Insurance premiums     4,641
Miscellaneous     5,542

--------------------------------------------------------------------------------

          Total expenses     12,300,908
Waiver:
          Waiver of investment adviser fee     (3,192,967 )

--------------------------------------------------------------------------------

              Net expenses           9,107,941

--------------------------------------------------------------------------------

                   Net investment income           $61,120,563

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

6

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income    $ 61,120,563      $ 68,893,010

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares      (26,215,890 )      (27,400,910 )
Investment Shares      (34,904,673 )      (41,492,100 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
   (61,120,563 )      (68,893,010 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      1,960,774,879        2,147,566,435
Net asset value of shares issued to shareholders in payment of distributions
 declared      13,395,782        13,155,189
Cost of shares redeemed      (1,926,461,289 )      (1,739,345,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions      47,709,372
  421,375,760

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      47,709,372        421,375,760
Net Assets:
Beginning of period      1,401,103,026        979,727,266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 1,448,812,398      $ 1,401,103,026

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

7

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Fund
Financial Highlights--Investment Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00        $1.00        $1.00    $1.00
Income From Investment Operations:
Net investment income      0.04        0.06        0.04        0.05        0.05
Less Distributions:
Distributions from net

 investment income      (0.04 )      (0.06 )      (0.04 )      (0.05 )   (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $1.00   $1.00   $1.00    $1.00       $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      4.04  %      5.71  %      4.44  %      4.92  %    4.95%
Ratios to Average Net Assets:
Expenses      0.78  %      0.78  %      0.78  %      0.78  %      0.78  %
Net investment income      3.96  %      5.57  %      4.38  %      4.80% 4.85%
Expense waiver/reimbursement (2)      0.22  %      0.22  %      0.24%  0.26%
 0.28  %
Supplemental Data:
Net assets, end of
 period (000 omitted)    $ 867,429      $ 786,969      $ 613,978      $ 482,128
      $ 320,480


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

8

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--96.6%
   Alabama--10.6%
$   1,000,000

   Birmingham, AL (Series A), Weekly VRDNs (First Alabama Bank,
Memphis LOC)     $     1,000,000
3,320,000

   Birmingham, AL, GO (Series 1992A), Weekly VRDNs (Regions
Bank, Alabama LOC)     3,320,000
20,000,000    DCH Health Care Authority Weekly VRDNs     20,000,000
10,700,000



   Daphne-Villa Mercy, AL Special Care Facilities, Refunding Revenue
Bonds Weekly VRDNs (SouthTrust Bank of Alabama, Birmingham
LOC)     10,700,000
7,700,000    Infirmary Health Systems, Inc. (Series A), Weekly VRDNs  7,700,000
11,200,000

   The Board of Trustees of the University of Alabama, University &
College Improvements (Series B), Weekly VRDNs     11,200,000
340,000

   Tuscaloosa County, AL, Port Authority (Series 1989A), Weekly
VRDNs (Capstone Hotel Ltd.)/(SouthTrust Bank of Alabama,
Birmingham LOC)     340,000

--------------------------------------------------------------------------------

        Total       54,260,000

--------------------------------------------------------------------------------

   Arizona--2.2%

11,100,000    Arizona School District, 3.25% TANs, 7/31/2002     11,150,357

--------------------------------------------------------------------------------

   Colorado--2.9%

15,000,000    Arapahoe County, CO HFA Weekly VRDNs     15,000,000

--------------------------------------------------------------------------------

   Florida--5.7%
9,700,000

   Alachua County, FL, Health Facilities Authority, Health Facilities Revenue Bonds (Series 1996B), Weekly VRDNs (Shands Teaching
Hospital and Clinics, Inc.)/(MBIA INS)/(SunTrust Bank, Central
Florida LIQ)     9,700,000
2,680,000

   Eustis Health Facilities Authority, FL (Series 1985), Weekly VRDNs
(Waterman Medical Center)/(Banque Paribas COL)     2,680,000
240,000    Florida HFA, Revenue Bonds Weekly VRDNs     240,000
11,000,000

   Palm Beach County, FL, Refunding Revenue Bonds Weekly VRDNs
(AMBAC INS)     11,000,000
500,000

   Polk County, FL, IDA, Refunding Revenue Bonds Monthly VRDNs
(Florida Convalescent Centers, Inc.)/(Toronto Dominion Bank LOC)     500,000
1,000,000

   Polk County, FL, IDA, Refunding Revenue Bonds Weekly VRDNs
(IMC Fertilizer, Inc.)/(Rabobank Nederland, Utrecht LOC)     1,000,000


9

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund
Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
  Florida--continued

$   4,200,000    Southeast Volusia Hospital District, FL, Revenue Bonds (Series
1995), Weekly VRDNs (Bert Fish Medical Center (FL))/(SouthTrust
Bank of Alabama, Birmingham LOC)    $     4,200,000

--------------------------------------------------------------------------------

        Total       29,320,000

--------------------------------------------------------------------------------

   Georgia--4.7%
8,600,000

   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1994B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)   8,600,000
4,450,000



   De Kalb Private Hospital Authority, GA, Revenue Anticipation
Certificates (Series 1995B), Weekly VRDNs (Egleston Children's
Hospital at Emory University, Inc.)/(SunTrust Bank, Atlanta LOC)     4,449,999
7,400,000

   Gwinnett County, GA, Hospital Authority, Refunding Revenue
Bonds Weekly VRDNs     7,400,000
2,800,000

   Lowndes County, GA, Residential Care Facilities for the Elderly
Authority Weekly VRDNs (South Georgia Health Alliance Project)     2,800,000
770,000

   Macon-Bibb County, GA, Urban Development Authority, Refunding
Revenue Bonds (Series 1995), Weekly VRDNs (Macon Hotel
Investors)/(Bank One, Michigan LOC)     770,000
300,000

   Monroe County, GA, Development Authority, Refunding Revenue
Bonds Weekly VRDNs (Forsyth Inns, Inc.)     300,000

--------------------------------------------------------------------------------

        Total     24,319,999

--------------------------------------------------------------------------------

   Idaho--1.0%

5,000,000    Idaho State (GO UT), 3.75% Bonds, 6/28/2002     5,032,074

--------------------------------------------------------------------------------

   Illinois--13.4%

11,500,000    Illinois Development Finance Authority Weekly VRDNs     11,500,000
740,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Aurora Central Catholic High School)     740,000
1,000,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Lake Forest Academy)/(Northern Trust Corp. LOC)     1,000,000
1,155,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (Little City Foundation)     1,155,000
3,800,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Ignatius College)     3,800,000
1,415,000

   Illinois Development Finance Authority, Revenue Bonds Weekly
VRDNs (St. Paul's House)/(Lasalle National Bank, Chicago LOC)     1,415,000


10

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Illinois--continued

$ 4,600,000   Illinois Development Finance Authority, IDB, TV Association
(Series A), Weekly VRDNs (Chicago, IL Board of
Education)    $ 4,600,000
  6,500,000   Illinois Development Finance Authority, IDB, Variable/Fixed
Rate Demand Revenue Bonds (Series 1996), Weekly VRDNs
(Chicago Symphony Orchestra Project)/(Bank of America, IL LOC)      6,500,000
  5,900,000   Illinois Development Finance Authority, PCR (Series 1994B),
Weekly VRDNs (Commonwealth Edison Co.)/(ABN AMRO Bank N.V.,
Amsterdam LOC)      5,900,000
  5,600,000 Illinois Educational Facilities Authority, Revenue Bonds Weekly VRDNs (Field Museum of Natural History) 5,600,000 9,000,000 Illinois Health Facilities Authority, Refunding Revenue Bond (Series B), Daily VRDNs 9,000,000 16,900,000 Illinois Health Facilities Authority, Refunding Revenue Bonds Daily VRDNs 16,900,000 1,000,000 Orland Hills, IL, Multi-family Mortgage Revenue Bonds, Weekly VRDNs (Lasalle National Corp. LOC) 1,000,000

--------------------------------------------------------------------------------

    Total        69,110,000

--------------------------------------------------------------------------------

    Iowa--1.6%

  8,000,000   Iowa School Corporations (Series A), 3.75% Bonds, 6/21/2002
    8,047,417

--------------------------------------------------------------------------------

    Kentucky--2.1%

  11,000,000   Kentucky Association of Counties Advance Revenue, 3.50% TRANs,
6/28/2002      11,052,157

--------------------------------------------------------------------------------

    Louisiana--3.3%

  1,700,000   Calcasieu Parish, LA, IDB, PCR Weekly VRDNs
 (Citgo Petroleum Corp.)      1,700,000
  2,800,000   Lake Charles, LA Harbor & Terminal District, Revenue Bonds Weekly
 VRDNs (Citgo Petroleum Corp.)      2,800,000
  6,000,000   Louisiana PFA, 3.25% Bonds, 8/29/2002      6,019,504
  6,150,000   Louisiana State, Series A, 6.00% Bonds, 8/1/2002      6,285,263

--------------------------------------------------------------------------------

    Total      16,804,767

--------------------------------------------------------------------------------

    Massachusetts--0.3%

  1,000,000 Commonwealth of Massachusetts (Series B), Weekly VRDNs (Toronto Dominion Bank LOC) 1,000,000 100,000 Massachusetts HEFA (Series P-1), Weekly VRDNs (Partners Healthcare Systems)/(FSA INS) 100,000

11

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Massachusetts--continued

$ 500,000   Massachusetts Municipal Wholesale Electric Co., Power Supply System
 Revenue Bonds (1994 Series C), Weekly VRDNs (Canadian
Imperial Bank of Commerce LOC)    $ 500,000

--------------------------------------------------------------------------------

    Total      1,600,000

--------------------------------------------------------------------------------

    Michigan--6.2%

  15,665,000   Detroit, MI Sewage Disposal System (Series B), Weekly VRDNs
 (MBIA LOC)        15,665,000
  4,400,000   Green Lake Township, MI, Refunding Revenue Bonds Weekly VRDNs
 (Lasalle National Corp. LOC)      4,400,000
  11,955,000   Michigan Strategic Fund (Series B Daily), VRDNs (Detroit
Symphony Orchestra)      11,955,000

--------------------------------------------------------------------------------

    Total      32,020,000

--------------------------------------------------------------------------------

    Mississippi--0.4%

  2,340,000   Jackson County, MS, Weekly VRDNs (Chevron Corp. GTD)   2,340,000

--------------------------------------------------------------------------------

    Missouri--4.4%

  1,800,000   Kansas City, MO, IDA, IDRB, Weekly VRDNs (Mid-American
Health Services)      1,800,000
  7,200,000   Missouri State HEFA, Revenue Bonds (Series C), Daily VRDNs
 (Washington University)/(Morgan Guaranty Trust Co., New York
SA)      7,200,000
  13,900,000   Missouri State HEFA, Revenue Bonds (Series D), Daily VRDNs
(Washington University)      13,900,000

--------------------------------------------------------------------------------

    Total      22,900,000

--------------------------------------------------------------------------------

    New York--1.5%
  6,000,000 Long Island Power Authority (Subseries 7A), Weekly VRDNs (Credit Suisse First Boston and MBIA LOCs) 6,000,000 100,000 New York City, NY (1994 E-2), Daily VRDNs (Morgan Guaranty Trust Co., New York LOC) 100,000 100,000 New York City, NY, GO UT Refunding Bonds (Subseries E-3), Daily VRDNs 100,000 1,555,000 New York State Energy Research & Development Authority, PCR Revenue Bonds (Series 1994 C), Daily VRDNs (New York State

Electric and Gas Corp.)/(Morgan Guaranty Trust Co., New York LOC)      1,555,000

--------------------------------------------------------------------------------

    Total      7,755,000

--------------------------------------------------------------------------------



12

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
   North Carolina--1.7%

$   8,200,000

   Mecklenburg County, NC (Series E), Weekly VRDNs
(Bank of America NA LOC)     $     8,200,000
200,000

   North Carolina Medical Care Commission, Revenue Bond Weekly
VRDNs (Catholic Health East)     200,000
115,000

   North Carolina Medical Care Commission, Revenue Bonds (Series
A), Weekly VRDNs (Pooled Financing Program)     115,000

--------------------------------------------------------------------------------

        Total     8,515,000

--------------------------------------------------------------------------------

   Ohio--4.1%
895,000

   Centerville, OH, Health Care Revenue Bonds Weekly VRDNs
(Bethany Lutheran Village)     895,000
10,000,000

   Cuyahoga County, OH Hospital Authority (Series 1998B), Weekly
VRDNs (Cleveland Clinic)/(Chase Manhattan Bank, New York LIQ)       10,000,000
10,000,000    Lorain County, OH (Series A), Weekly VRDNs     10,000,000

--------------------------------------------------------------------------------

        Total     20,895,000

--------------------------------------------------------------------------------

   Oregon--1.0%
5,000,000

   Oregon State, Veteran's Welfare Bonds (Series 73F), Weekly VRDNs
(Morgan Guaranty Trust Co., New York LOC)     5,000,000

--------------------------------------------------------------------------------

   Pennsylvania--0.9%
4,400,000

   Allegheny County, PA, IDA, Revenue Bonds (Series A), Weekly
VRDNs (United Jewish Federation of Greater Pittsburgh VRDB)/
(PNC Bank, NA LOC)     4,400,000

--------------------------------------------------------------------------------

   Tennessee--8.6%
13,565,000

   Clarksville, TN, Public Building Authority, Adjustable Rate Pooled Financing Revenue Bonds (Series 1997), Weekly VRDNs (Tennessee
Municipal Bond Fund)/(Nationsbank, NA, Charlotte LOC)     13,565,000
1,000,000

   Clarksville, TN, Public Building Authority, Public Improvement
Revenue Bonds Weekly VRDNs     1,000,000
3,125,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs     3,125,000
1,720,000

   Metropolitan Government Nashville & Davidson County, TN IDB,
Refunding Revenue Bonds Weekly VRDNs     1,720,000
7,600,000

   Metropolitan Nashville TN Airport Authority (Series 1993), Weekly VRDNs (FGIC INS)/(Societe Generale, Paris LIQ)/(Societe Generale, Paris LOC)
  7,600,000
4,235,000

   Metropolitan Nashville TN Airport Authority (Series A), 5.00%
Bonds (FGIC LOC), 7/1/2002     4,287,446


13

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund
Principal
Amount        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
   Tennessee--continued

$   1,800,000    Montgomery Co, TN, Public Building Authority Weekly VRDNs
    $   1,800,000
11,000,000

   Shelby County, TN Health Education & Housing Facilities Board
(Series 2000), 2.65% CP (Baptist Memorial Hospital)/(Bank of
America NA LOC), Mandatory Tender 1/17/2002     11,000,000

--------------------------------------------------------------------------------

        Total     44,097,446

--------------------------------------------------------------------------------

   Texas--6.8%
10,600,000

   Lower Neches Valley, TX, Refunding Revenue Bonds, 2.40% TOBs
(Chevron U.S.A., Inc.), Optional Tender 2/15/2002     10,600,000
12,000,000

   Northside, TX, Independent School District (Series A), 3.00% TOBs
(Texas Permanent School Fund Guarantee Program GTD)/(Dexia
Credit Local LIQ), Mandatory Tender 8/1/2002     12,031,237
12,000,000    Texas State (Series A), 3.75% TRANs, 8/29/2002     12,113,050

--------------------------------------------------------------------------------

        Total     34,744,287

--------------------------------------------------------------------------------

   Virginia--0.1%
300,000

   Roanoke, VA, IDA, Hospital Revenue Bonds (Series 1997B), Daily
VRDNs (Carilion Health System Obligated Group)     300,000

--------------------------------------------------------------------------------

   Washington--0.2%
1,000,000

   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds (Series 1997B), Daily VRDNs (Virginia Mason
Medical Center)/(MBIA INS)/(Credit Suisse First Boston LIQ)     1,000,000

--------------------------------------------------------------------------------

   Wisconsin--12.9%
17,500,000

   Wisconsin HEFA (Series A), Revenue Bonds Weekly VRDNs (Felician
Health Care, Inc.)/(AMBAC INS)     17,500,000
5,000,000

   Wisconsin HEFA, Revenue Bond Weekly VRDNs (University
Wisconsin Medical Foundation)     5,000,000
11,200,000

   Wisconsin HEFA, Revenue Bonds (Series 1994), Weekly VRDNs (Felician
Health Care, Inc.)/(Lasalle Bank, NA LOC)     11,200,000
7,320,000

   Wisconsin State Health Facilities Authority, Revenue Bonds (Series
A-2), Weekly VRDNs (Franciscan Health Care)     7,320,000
8,495,000

   Wisconsin State Health Facilities Authority, Revenue Bonds Weekly
VRDNs (Franciscan Health Care)/(Toronto Dominion Bank LOC)     8,495,000


14

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax Free Money Market Fund

Principal Amount or Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Municipals--continued
    Wisconsin--continued

$ 17,000,000   Wisconsin State (Series A), 1.90% CP (Bank of Nova Scotia,
Toronto and Commerzbank AG, Frankfurt LIQs), Mandatory
Tender 2/7/2002    $ 17,000,000

--------------------------------------------------------------------------------

    Total      66,515,000

--------------------------------------------------------------------------------

    Total Short-Term Municipals      496,178,504

--------------------------------------------------------------------------------

Open-End Investment Companies--3.3%
  500   AIM Global Management Short Term Investments Money Market Fund      500
  232,912   Dreyfus Tax Exempt Money Market Fund      232,912
  11,839,160   Federated Tax-Free Obligations Fund      11,839,160
  5,000,773   Fidelity Tax Exempt Money Market Fund      5,000,793

--------------------------------------------------------------------------------

    Total open-end investment companies      17,073,365

--------------------------------------------------------------------------------

    Total Investments, at amortized cost and value (1)    $ 513,251,869

--------------------------------------------------------------------------------



(1)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
($513,912,699) at November 30, 2001.

The following acronyms are used throughout this portfolio: AMBAC--American Municipal Bond Assurance Corporation INS--Insured COL--Collateralized LIQ(s)--Liquidity Agreement(s) CP--Commercial Paper LOC(s)--Letter(s) of Credit FGIC--Financial Guaranty Insurance Company MBIA--Municipal Bond Investors Assurance FSA--Financial Security Assurance PCR--Pollution Control Revenue GO--General Obligation PFA--Public Facility Authority GTD--Guaranteed
SA--Support Agreement HEFA--Health and Education Facilities Authority TANs--Tax Anticipation Notes HFA--Housing Finance Authority TOBs--Tender Option Bonds IDA--Industrial Development Authority TRANs--Tax and Revenue Anticipation Notes
IDB--Industrial Development Bond UT--Unlimited Tax IDRB--Industrial Development Revenue Bond VRDB--Variable Rate Demand Bond

(See Notes which are an integral part of the Financial Statements)

15

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value      $513,251,869
Cash         379
Income receivable         1,834,394

--------------------------------------------------------------------------------

          Total assets         515,086,642
Liabilities:
Income distribution payable     $959,864
Payable to adviser     83,970
Other accrued expenses     130,109

--------------------------------------------------------------------------------

          Total liabilities         1,173,943

--------------------------------------------------------------------------------

Net assets for 513,912,699 shares outstanding         $513,912,699

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$302,664,511 / 302,664,511 shares outstanding         $                 1.00

--------------------------------------------------------------------------------

Investment Shares:
$211,248,188 / 211,248,188 shares outstanding         $                 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

16

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $16,737,400
Expenses:
Investment adviser fee     $2,744,317
Administrative personnel and services fee     398,710
Custodian fees     92,299
Transfer and dividend disbursing agent fees and expenses     3,072
Directors'/Trustees' fees     8,764
Auditing fees     9,936
Legal fees     4,507
Portfolio accounting fees     671
Distribution services fee--Investment Shares     890,219
Share registration costs     23,507
Printing and postage     11,358
Insurance premiums     2,048
Miscellaneous     2,373

--------------------------------------------------------------------------------

          Total expenses     4,191,781
Waiver:
          Waiver of investment adviser fee     (1,984,212 )

--------------------------------------------------------------------------------

              Net expenses           2,207,569

--------------------------------------------------------------------------------

                   Net investment income           $14,529,831

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Statement of Changes in Net Assets

    Year Ended November 30,
--------------------------------------------------------------------------------

    2001     2000


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income     $   14,529,831      $   15,654,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
     Institutional Shares     (9,182,302 )     (9,739,551 )
     Investment Shares     (5,347,529 )     (5,914,773 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Change in net assets resulting from distributions to
          shareholders     (14,529,831 )     (15,654,324 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares     785,150,470      703,231,616
Net asset value of shares issued to shareholders in payment of
distributions declared     948,837      993,423
Cost of shares redeemed     (757,936,761 )     (588,377,810 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Change in net assets resulting from share transactions
    28,162,546      115,847,229

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Change in net assets     28,162,546      115,847,229
Net Assets:
Beginning of period     485,750,153      369,902,924

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period     $513,912,699      $485,750,153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

18

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
Financial Highlights--Investment Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00        $1.00        $1.00     $1.00
Income From Investment Operations:
Net investment income      0.02        0.03        0.03        0.03        0.03
Less Distributions:
Distributions from net investment income      (0.02 )      (0.03 )      (0.03 )
      (0.03 )      (0.03 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $ 1.00        $ 1.00        $ 1.00
   $ 1.00        $ 1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      2.39  %      3.47  %      2.58  %      2.88  %      2.99%
Ratios to Average Net Assets:
Expenses      0.64  %      0.64  %      0.64  %      0.64  %      0.64  %
Net investment income      2.40  %      3.42  %      2.56  %      2.83  %
 2.93  %
Expense waiver/reimbursement (2)      0.36  %      0.38  %      0.39  %
 0.41  %      0.45  %
Supplemental Data:
Net assets, end of
 period (000 omitted)    $ 211,248      $ 191,890      $ 144,436      $ 133,211
      $ 85,852


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements) \

19

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Portfolio of Investments

November 30, 2001

Principal
Amount or

Shares        Value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. Government Obligations--40.3%
   U.S. Treasury Bills--24.6%
$160,000,000    1.890%-3.305%, 12/6/2001-4/4/2002     $159,587,304

--------------------------------------------------------------------------------

   U.S. Treasury Notes--15.7%
100,000,000    5.750%-6.500%, 2/28/2002-11/30/2002     101,639,044

--------------------------------------------------------------------------------

        Total U.S. Government Obligations     261,226,348

--------------------------------------------------------------------------------

(1) Repurchase Agreements--52.5%
90,000,000

   Credit Suisse First Boston Inc., 2.120%, dated 11/30/2001, due

12/3/2001     90,000,000
20,000,000

   Deutsche Bank Financial, Inc., 2.100%, dated 11/30/2001, due

12/3/2001     20,000,000
25,000,000

   Goldman Sachs Group, LP, 2.110%, dated 11/30/2001, due

12/3/2001     25,000,000
85,000,000

   J.P Morgan Tri Party Repo, 2.080%, dated 11/30/2001, due

12/3/2001     85,000,000
25,000,000

   Merrill Lynch, Pierce, Fenner and Smith, 2.120%, dated
11/30/2001, due 12/3/2001     25,000,000
95,000,000

   Morgan Stanley Group, Inc., 2.050%, dated 11/30/2001, due

12/3/2001     95,000,000

--------------------------------------------------------------------------------

        Total Repurchase Agreements     340,000,000

--------------------------------------------------------------------------------

Open-End Investment Companies--7.3%
23,268,910    Federated Treasury Obligations Fund     23,268,910
23,626,712    Financial Square Treasury Obligation Fund     23,626,712

--------------------------------------------------------------------------------

        Total Open-End Investment Companies     46,895,622

--------------------------------------------------------------------------------

        Total Investments, at amortized cost and value (2)     $648,121,970

--------------------------------------------------------------------------------



(1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(2)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
 ($647,597,685) at November 30, 2001.


(See Notes which are an integral part of the Financial Statements)

20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Investments in repurchase agreements    $ 340,000,000
Investments in securities      308,121,970

--------------------------------------------------------------------------------

Total investments in securities, at amortized cost and value     $ 648,121,970
Cash           404
Income receivable           502,580
Receivable for shares sold           326,216

--------------------------------------------------------------------------------

Total assets           648,951,170
Liabilities:
Payable for shares redeemed      8,364
Income distribution payable      1,112,497
Payable to adviser      63,113
Other accrued expenses      169,511

--------------------------------------------------------------------------------

Total liabilities           1,353,485

--------------------------------------------------------------------------------

Net assets for 647,597,685 shares outstanding         $ 647,597,685

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$462,881,493 / 462,881,493 shares outstanding         $ 1.00

--------------------------------------------------------------------------------

Investment Shares:
$184,716,192 / 184,716,192 shares outstanding         $ 1.00

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

21

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Operations

Year ended November 30, 2001

Investment Income:
Interest           $30,044,502
Expenses:
Investment adviser fee     $3,443,805
Administrative personnel and services fee     500,173
Custodian fees     106,389
Transfer and dividend disbursing agent fees and expenses     14,796
Directors'/Trustees' fees     12,514
Auditing fees     14,522
Legal fees     4,643
Portfolio accounting fees     2,587
Distribution services fee--Investment Shares     769,409
Share registration costs     38,572
Printing and postage     49,982
Insurance premiums     2,251
Miscellaneous     13,870

--------------------------------------------------------------------------------

          Total expenses     4,973,513
Waiver:
          Waiver of investment adviser fee     (2,550,992 )

--------------------------------------------------------------------------------

              Net expenses           2,422,521

--------------------------------------------------------------------------------

                   Net investment income           $27,621,981

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

22

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income    $ 27,621,981      $ 36,669,534

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares      (20,415,200 )      (25,355,348 )
Investment Shares      (7,206,781 )      (11,314,186 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
 (27,621,981 )      (36,669,534 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions:
Proceeds from sale of shares      1,629,169,720        1,468,590,551
Net asset value of shares issued to shareholders in
 payment of distributions declared      2,486,619        2,954,316
Cost of shares redeemed      (1,670,146,117 )      (1,442,236,831 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions      (38,489,778 )
  29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      (38,489,778 )      29,308,036
Net Assets:
Beginning of period      686,087,463        656,779,427

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

End of period    $ 647,597,685      $ 686,087,463

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(See Notes which are an integral part of the Financial Statements)

23

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund
Financial Highlights--Investment Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value,
 Beginning of Period      $1.00        $1.00        $1.00        $1.00    $1.00
Income From Investment Operations:
Net investment income      0.04        0.05        0.04        0.05        0.05
Less Distributions:
Distributions from net

 investment income      (0.04 )      (0.05 )      (0.04 )      (0.05 )   (0.05)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value, End of Period      $1.00        $1.00        $1.00      $1.00
        $1.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return (1)      3.79  %      5.51  %      4.35  %      4.83  %      4.89%
Ratios to Average Net Assets:
Expenses      0.64  %      0.64  %      0.64  %      0.63  %      0.64  %
Net investment income      3.75  %      5.38  %      4.28  %      4.74  %
   4.80  %
Expense waiver/reimbursement (2)      0.37  %      0.37  %      0.38  %
0.40  %      0.41  %
Supplemental Data:
Net assets, end of period
 (000 omitted)    $ 184,716      $ 190,523      $ 208,021      $ 198,771
   $ 117,495


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

24

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds
Combined Notes to financial Statements

November 30, 2001


1.  Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of eighteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

Portfolio     Investment Objective

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Money Market Fund

     ("Money Market Fund") To provide current income consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia Tax-Free Money Market Fund
     ("Tax-Free Fund")

    To provide current income exempt from federal regular income tax consistent with stability of principal and liquidity.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Wachovia U.S. Treasury Money Market Fund

     ("U.S. Treasury Fund")     To provide current income consistent with
stability of principal and liquidity.


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Funds offer two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATION--The Funds use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code,

25

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds

as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

26

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

     Money Market Fund

--------------------------------------------------------------------------------
      Tax-Free Fund

--------------------------------------------------------------------------------
      U.S. Treasury Fund

--------------------------------------------------------------------------------

     Year Ended November 30,
--------------------------------------------------------------------------------
      Year Ended November 30,
--------------------------------------------------------------------------------
      Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      2001      2000      2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Institutional Shares

--------------------------------------------------------------------------------

Shares sold    872,398,473      1,035,013,237      424,819,873      344,564,020
      1,332,264,106      1,075,430,476
Shares issued to shareholders in payment of distributions declared    807,014
    --     --     --      230,358     --
Shares redeemed    (905,955,988 )    (786,629,335 )    (416,015,729 )
 (276,170,083 )    (1,365,177,676 )    (1,028,624,212 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Institutional Shares transactions    (32,750,501 )
   248,383,902      8,804,144      68,393,937
(32,683,212 )    46,806,264

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Shares

--------------------------------------------------------------------------------

Shares sold    1,088,376,406      1,112,553,198      360,330,597    358,667,596
      296,905,614      393,160,075
Shares issued to shareholders in payment of distributions declared  12,588,768
      13,155,189      948,837      993,423
2,256,261      2,954,316
Shares redeemed    (1,020,505,301 )    (952,716,529 )    (341,921,032 )
 (312,207,727 )    (304,968,441 )    (413,612,619 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Investment Shares transactions    80,459,873
  172,991,858      19,358,402      47,453,292
(5,806,566 )    (17,498,228 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from share transactions    47,709,372      421,375,760
     28,162,546      115,847,229      (38,489,778 )
29,308,036

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



27

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Wachovia Money Market Funds

4.  Investment Adviser Fee and Other Transactions with Affiliates
INVESTMENT ADVISER FEE--Wachovia Fund Advisers, a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of each Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion at any time after January 31, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Cash Fund) and The Wachovia Municipal Funds for the period. FServ may voluntarily waive a portion of its fee.

DISTRIBUTION SERVICES FEE--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.
FSSC may voluntarily waive any portion of its fee. PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. CUSTODIAN FEES--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Subsequent Event

On December 6, 2001, the Funds' Board of Trustees approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia Corporation (formerly First Union Corporation). EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. The advisory fees remain unchanged.

The long-term advisory agreement is subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the agreement and the proposed reorganization of certain of the Wachovia Funds into the Evergreen Funds.

28

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Report of Ernst & Young LPP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three portfolios of The Wachovia Funds) at November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 14, 2002

29

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Trustees   Officers

James A. Hanley   John W. McGonigle

Samuel E. Hudgins   President and Treasurer
D. Dean Kaylor   R. Edward Bowling

Alvin J. Schexnider   Vice President
Charles S. Way, Jr.   James E. Ostrowski
    Vice President and Assistant Treasurer
    Gail C. Jones

    Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

30

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Federated Securities Corp., Distributor Cusip 929901205
  Cusip 929901403
  Cusip 929901825
Investment Company Act File No. 811-6504
831-21 (1/02) G01512-16 (1/01)



Wachovia Money Market Fund

Institutional Shares

Annual Report

November 30, 2001

[Logo of Wachovia]


President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of the Wachovia Money Market Fund--Institutional Shares, for the 12-month fiscal year period from December 1, 2000 through November 30, 2001. This report includes a list of the fund's holdings and complete financial information.

During the reporting period, the fund's portfolio of high-quality money market securities provided shareholders with dividends totaling $0.04 per share for a total return of 4.46%.* Of course, the fund also maintained a stable share value of $1.00.** The fund's net assets totaled $1.4 billion at the end of the reporting period.

Thank you for selecting Wachovia Money Market Fund as a liquid, stable investment for your ready cash. As we begin 2002, we renew our commitment to keep you up-to-date on your investment, and provide your account with the highest level of service.

Sincerely,

/s/ John W. McGonigle

John W. McGonigle
President
January 15, 2002

* Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. ** An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1

Wachovia Money Market Fund
Portfolio of Investments

November 30, 2001



Principal
Amount        Value

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(1) Certificates of Deposit--25.9%
    Banking & Finance--25.9%
 $25,000,000   Abbey National Bank PLC, London, 1.920%, 6/4/2002
$ 25,001,272
  25,000,000   Bank of America, Canada, 2.310%, 1/15/2002      25,000,311
  25,000,000   Bayerische Landesbank-NY, Yankee CD, 2.000%, 1/16/2002
  25,000,318
  25,000,000   Commerzbank AG, Frankfurt, 2.250%, 1/24/2002      25,000,373
  35,000,000   Deutsche Bank AG, 3.370%-3.960%, 12/5/2001-7/11/2002
  35,000,620
  25,000,000   Dexia Bank, 2.295%, 12/4/2001      25,000,021
  25,000,000   Dexia Bank, New York, 2.305%, 1/22/2002      25,000,359
  10,000,000   Marshall & Ilsley Corp., 3.740%, 3/20/2002      10,000,294
  50,000,000   Rabobank Nederland, Utrecht, 2.250%-3.430%, 1/9/2002-4/3/2002
    49,808,080
  45,000,000   SouthTrust Bank, 2.000%-3.625%, 1/23/2002-6/5/2002
45,001,423
  25,000,000   Toronto Dominion Holdings (USA), Inc., 2.030%, 12/20/2001
  25,000,000
  5,000,000   Toronto Dominion Holdings (USA), Inc., 6.230%, 12/6/2001
 5,000,000
  15,000,000   UBS AG, 3.470%, 2/13/2002      15,000,303
  15,000,000   Westdeutsche Landesbank Girozentrale, 2.300%, 1/22/2002
  15,000,215
  25,000,000   Wilmington Trust Corp., 3.740%, 4/3/2002      25,000,831

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    Total Certificates Of Deposit         374,814,420

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(1) Commercial Paper--56.7%
    Banking--1.7%

  25,000,000   Credit Suisse First Boston, 3.440%, 1/8/2002      24,910,278

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    Capital Goods--1.2%
  17,500,000   General Electric Co., 2.100%-2.180%, 4/18/2002-5/29/2002
 17,338,121

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    Consumer Cyclicals--3.4%
  50,000,000   Gannett Co., Inc., 2.050 %, 12/10/2001-12/13/2001      49,970,104

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    Finance--43.1%

  15,000,000   American Express Credit Corp., 1.950%, 1/15/2002      14,963,438
  50,000,000   American Express Credit Corp., 2.120%-2.340%,
12/11/2001-1/31/2002      49,886,153
  40,000,000   American General Corp., 2.370%-2.690%,
 1/2/2002-3/20/2002      39,825,162
  66,625,000   Barton Capital Corp., 1.966%-2.083%,
 12/17/2001-1/9/2002      66,505,645
  40,000,000   CIT Group, Inc., 2.460%-2.700%,
12/27/2001-3/20/2002      39,864,950
  20,000,000   Delaware Funding Corp., 2.100%,
 12/6/2001      19,994,167
  20,000,000   Deutsche Bank Financial, Inc. (Guaranteed by Deutsche Bank AG),
 3.550%, 12/19/2001      19,964,500


2

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Wachovia Money Market Fund
Principal Amount or
Shares            Value

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(1) Commercial Paper--continued

$ 30,000,000   Diageo Capital PLC (Guaranteed by Diageo PLC), 2.520%,
 1/17/2002    $ 29,901,300
  45,000,000   Goldman Sachs & Co., 2.280%-3.060%, 1/16/2002-1/30/2002
 44,826,800
  25,000,000   Household Finance Corp., 1.960%, 1/17/2002      24,936,028
  25,000,000   Household International, Inc., 3.380%, 12/4/2001      24,992,958
  25,000,000   J.P. Morgan Chase & Co., 2.000%, 1/29/2002      24,918,055
  40,000,000   Prudential Funding Corp., 2.390%-3.350%, 12/5/2001-12/20/2001
    39,959,328
  25,000,000   Societe Generale North America, Inc. (Guaranteed by Societe
Generale, Paris), 3.350%, 2/21/2002      24,809,236
  35,000,000   Transamerica Finance Corp., 2.210%-2.520%, 1/8/2002-4/24/2002
     34,845,100
  25,000,000   Tyco International Group, 2.050%, 12/18/2001      24,975,799
  25,000,000   UBS Finance (Delaware), Inc., (UBS AG LOC), 2.230%, 12/3/2001
      24,996,903
  20,000,000   Verizon Network Funding, 2.470%, 4/2/2002      19,832,589
  55,000,000   Volkswagen of America, Inc., 2.780%-3.420%, 12/12/2001-1/10/2002
      54,864,764

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    Total         624,862,875

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    Finance--Commercial--2.8%

  40,000,000   General Electric Capital Corp., 3.380%-3.690%,
 12/6/2001-12/13/2001      39,968,050

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    Industrial Services--4.5%
  65,000,000   Rio Tinto America, Inc., 2.320%-2.490%,
 12/18/2001-1/10/2002      64,861,672

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    Total Commercial Paper      821,911,100

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(2) Notes--Variable--5.2%
    Finance--5.2%

  25,000,000   J.P. Morgan Chase & Co. (Series C), 2.310%,
 7/08/2002      25,023,227
  25,000,000   Merrill Lynch & Co., Inc., 2.051%, 6/11/2002      25,000,000
  25,000,000   National Rural Utilities Cooperative Finance Corp.
(Series MTNC), 2.260%, 10/2/2002      25,000,000

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    Total Notes--Variable      75,023,227

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Open-End Investment Companies--5.7%
  18,497,047   Aim Liquid Assets Portfolio      18,497,047
  18,318,466   Dreyfus Cash Management      18,318,466
  22,963,185   Federated Prime Obligations Fund      22,963,185
  23,231,078   Financial Square Prime Holdings Fund      23,231,078

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    Total Open-End Investment Companies      83,009,776

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3

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Wachovia Money Market Fund

Principal Amount        Value

--------------------------------------------------------------------------------

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(3) Repurchase Agreements--6.2%
$ 32,500,000   Credit Suisse First Boston Inc., 2.150%, dated 11/30/2001,
due 12/3/2001    $ 32,500,000
  12,500,000   Deutsche Bank Financial, Inc., 2.130%, dated 11/30/2001,
 due 12/3/2001      12,500,000
  12,500,000   J.P Morgan Tri Party Repo, 2.110%, dated 11/30/2001,
 due 12/3/2001      12,500,000
  10,000,000   Merrill Lynch, Pierce, Fenner and Smith, 2.140%,
dated 11/30/2001, due 12/3/2001      10,000,000
  22,500,000   Morgan Stanley Group, Inc., 2.125%, dated 11/30/2001,
due 12/3/2001      22,500,000

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    Total Repurchase Agreements      90,000,000

--------------------------------------------------------------------------------

    Total Investments, at amortized cost and value (4)    $ 1,444,758,523

--------------------------------------------------------------------------------



(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.


(2)   Current rate and next reset date shown.


(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.


(4)   Also represents cost for federal tax purposes.


Note:   The categories of investments are shown as a percentage of net assets
 ($1,448,812,398) at November 30, 2001.

The following acronym is used throughout this portfolio:
LOC--Letter of Credit


(See Notes which are an integral part of the Financial Statements)

4

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Wachovia Money Market Fund
Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at amortized cost and value
   $ 1,444,758,523
Income receivable           2,423,652
Receivable for shares sold           5,188,415

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Total assets           1,452,370,590
Liabilities:
Payable for shares redeemed    $ 965,895
Income distribution payable      1,782,226
Payable to bank      120,037
Payable to adviser      323,227
Other accrued expenses      366,807

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Total liabilities           3,558,192

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Net assets for 1,448,812,398 shares outstanding         $ 1,448,812,398

--------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$581,383,033 / 581,383,033 shares outstanding         $ 1.00

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Investment Shares:
$867,429,365 / 867,429,365 shares outstanding         $ 1.00

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(See Notes which are an integral part of the Financial Statements)

5

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Wachovia Money Market Fund
Statement of Operations

Year Ended November 30, 2001

Investment Income:
Interest           $70,228,504
Expenses:
Investment adviser fee     $   7,347,318
Administrative personnel and services fee     1,066,542
Custodian fees     184,446
Transfer and dividend disbursing agent fees and expenses     7,067
Directors'/Trustees' fees     22,047
Auditing fees     14,787
Legal fees     6,075
Portfolio accounting fees     2,567
Distribution services fee--Investment Shares     3,523,979
Share registration costs     28,187
Printing and postage     87,710
Insurance premiums     4,641
Miscellaneous     5,542

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          Total expenses     12,300,908
Waiver:
          Waiver of investment adviser fee     (3,192,967 )

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              Net expenses           9,107,941

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                   Net investment income           $61,120,563

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(See Notes which are an integral part of the Financial Statements)

6

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Statement of Changes in Net Assets

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Increase (Decrease) in Net Assets
Operations--

Net investment income    $ 61,120,563      $ 68,893,010

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares      (26,215,890 )      (27,400,910 )
Investment Shares      (34,904,673 )      (41,492,100 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from distributions to shareholders
  (61,120,563 )      (68,893,010 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Share Transactions--
Proceeds from sale of shares      1,960,774,879        2,147,566,435
Net asset value of shares issued to shareholders in payment of distributions
declared      13,395,782        13,155,189
Cost of shares redeemed      (1,926,461,289 )      (1,739,345,864 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets resulting from share transactions      47,709,372
      421,375,760

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change in net assets      47,709,372        421,375,760
Net Assets--
Beginning of period      1,401,103,026        979,727,266

--------------------------------------------------------------------------------

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End of period    $ 1,448,812,398      $ 1,401,103,026

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(See Notes which are an integral part of the Financial Statements)

7

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--------------------------------------------------------------------------------

Wachovia Money Market Fund
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000      1999      1998      1997

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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Net Asset Value, Beginning of Period      $ 1.00        $ 1.00        $ 1.00
       $ 1.00        $ 1.00
Income From Investment Operations
Net investment income      0.04        0.06        0.05        0.05        0.05
Less Distributions
Distributions from net investment income      (0.04 )      (0.06 )      (0.05 )
      (0.05 )      (0.05 )

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Net Asset Value, End of Period      $ 1.00        $ 1.00        $ 1.00
  $ 1.00        $ 1.00

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Total Return (1)      4.46  %      6.13  %      4.86  %      5.33  %    5.37  %
Ratios to Average Net Assets
Expenses      0.38  %      0.38  %      0.38  %      0.38  %      0.38  %
Net investment income      4.46  %      5.99  %      4.79  %      5.20  %
      5.24  %
Expense waiver/reimbursement (2)      0.22  %      0.22  %      0.24  %
 0.26  %      0.28  %
Supplemental Data
Net assets, end of period  (000 omitted)     $581,383       $614,134
    $365,750       $181,282       $157,438


(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results. (2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

8

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Wachovia Money Market Fund
Notes to Financial Statements

November 30, 2001


1.  Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eighteen portfolios. The financial statements included herein are only those of Wachovia Money Market Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

he Fund offers two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act. The investment objective of the Fund is to provide income consistent with stability of principal and liquidity.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATION--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning

9

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--------------------------------------------------------------------------------

Wachovia Money Market Fund

after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on a trade date basis.

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Institutional Shares

--------------------------------------------------------------------------------

Shares sold    872,398,473      1,035,013,237
Shares issued to shareholders in payment of distributions declared    807,014
    --
Shares redeemed    (905,955,988 )    (786,629,335 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Net change resulting from Institutional Shares transactions    (32,750,501 )
   248,383,902

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Year Ended November 30,
--------------------------------------------------------------------------------

     2001      2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Shares

--------------------------------------------------------------------------------

Shares sold    1,088,376,406      1,112,553,198
Shares issued to shareholders in payment of distributions declared
 12,588,768      13,155,189
Shares redeemed    (1,020,505,301 )    (952,716,529 )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net change resulting from Investment Shares transactions    80,459,873
    172,991,858

--------------------------------------------------------------------------------

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Net change resulting from share transactions    47,709,372      421,375,760

--------------------------------------------------------------------------------

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10

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--------------------------------------------------------------------------------

Wachovia Money Market Fund

4.  Investment Adviser Fee and Other Transactions with Affiliates

INVESTMENT ADVISER FEE--Wachovia Fund Advisers, a subsidiary of Wachovia Bank N.A. and the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this waiver at its sole discretion at any time after January 31, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Money Market
Fund) for the period. FServ may voluntarily waive a portion of its fee.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary, FSSC, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank N.A. is the Fund's custodian for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Subsequent Event

On December 6, 2001, the Fund's Board of Trustees approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Funds with Evergreen Investment Management Company, LLC (EIMC), a subsidiary of Wachovia Corporation (formerly First Union Corporation). EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Funds on January 1, 2002. The advisory fees remain unchanged.

The long-term advisory agreement is subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the agreement and the proposed reorganization of certain of the Wachovia Funds into the Evergreen Funds.

11

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--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of The Wachovia Funds and  Shareholders of WACHOVIA MONEY MARKET
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wachovia Money Market Fund (one of the portfolios constituting The Wachovia Funds) as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund of The Wachovia Funds at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 14, 2002

12

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Trustees   Officers
James A. Hanley    John W. McGonigle
Samuel E. Hudgins         President and Treasurer
D. Dean Kaylor    R. Edward Bowling
Alvin J. Schexnider         Vice President
Charles S. Way, Jr.    James E. Ostrowski
        Vice President and Assistant Treasurer
   Gail C. Jones

        Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concerning their investment objectives and policies, management fees, expenses and other information.

13

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Federated Securities Corp., Distributor Cusip 929901106

Investment Company Act File No. 811-6504
831-16 (1/02) G01512-05 (1/02)